EXHIBIT 4.5.1

        TRUST AGREEMENT, DATED AS OF JULY 1, 2002 BETWEEN GS MORTGAGE
                  SECURITIES CORP. AND JPMORGAN CHASE BANK

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                        GSR MORTGAGE LOAN TRUST 2002-7



                      MORTGAGE PASS-THROUGH CERTIFICATES


                                SERIES 2002-7







                               TRUST AGREEMENT


                                    among


                        GS MORTGAGE SECURITIES CORP.,
                                 as Depositor


                                     and


                             JPMORGAN CHASE BANK,
                                  as Trustee






                                 Dated as of

                                 July 1, 2002



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                              TABLE OF CONTENTS

                                                                           Page

ARTICLE I DEFINITIONS........................................................1
   Section 1.01     Standard Terms...........................................1
   Section 1.02     Defined Terms............................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS.................11
   Section 2.01     Conveyance to the Trustee...............................11
   Section 2.02     Acceptance by the Trustee...............................11
   Section 2.03     REMIC Elections and REMIC Interests Designations........12
ARTICLE III REMITTING TO CERTIFICATEHOLDERS.................................14
   Section 3.01     Distributions to  Certificateholders....................14
   Section 3.02     Allocation of Realized Losses and Shortfalls............17
ARTICLE IV THE SECURITIES...................................................18
   Section 4.01     The Certificates........................................18
   Section 4.02     Denominations...........................................19
   Section 4.03     Redemption of Certificates..............................19
   Section 4.04     Securities Laws Restrictions............................19
ARTICLE V MISCELLANEOUS PROVISIONS..........................................20
   Section 5.01     Request for Opinions....................................20
   Section 5.02     Schedules and Exhibits..................................20
   Section 5.03     Governing Law...........................................20
   Section 5.04     Counterparts............................................20
   Section 5.05     Notices.................................................20



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                            SCHEDULES AND EXHIBITS

Schedule I            Mortgage Loans

Exhibit A-1           Form of Class A-1 Certificate
Exhibit A-2           Form of Class A-2 Certificate
Exhibit A-3           Form of Class A-3 Certificate
Exhibit X             Form of Class X Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R1            Form of Class R1 Certificate
Exhibit R2            Form of Class R2 Certificate

                               TRUST AGREEMENT

         THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of July 1, 2002, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, July 2002 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.


                            PRELIMINARY STATEMENT

         The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2002-7 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $455,735,933 to be known as the Mortgage Pass-Through Certificates, Series 2002-7 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of twelve classes as set forth herein.

         Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as two real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I," and the "REMIC II") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the
Trustee:

                                  ARTICLE I

                                 DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the applicable Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custody Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02      Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "Accrued Certificate Interest": Certificate Interest to be distributed to each Class of Certificates on each Distribution Date consist of (i) previously accrued Certificate Interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) Certificate Interest accrued for the related Interest Accrual Period.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Aggregate Principal Distribution Amount": With respect to any Distribution Date, and REMIC I, the Aggregate Principal Distribution Amount shall be an amount equal to the sum of (i) the Principal Prepayment Amount for the Mortgage Loans, (ii) the principal portion of all Scheduled Payments due on the Mortgage Loans during the related Due Period, whether or not received, and (iii) the excess of the Aggregate Principal Distribution Amount on the prior Distribution Date over the principal amount actually paid on the Certificates or Interests on such date plus, for the first Distribution Date, the Reconciliation Amount, if any.

         "Assignment Agreement": Each of: (a) with respect to the Bank of America Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated July 1, 2002, by and among GSMC, the Depositor and Bank of America, N.A., as Servicer and (ii) the Assignment, Assumption and Recognition Agreement, dated July 1, 2002, by and among the Trust, the Depositor and Bank of America, N.A., as Servicer and (b) with respect to the Bank One Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated July 1, 2002, by and among GSMC, the Depositor and Bank One, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated July 1, 2002, by and among the Trust, the Depositor and Bank One, as Servicer.

         "Available Distribution Amount": For any Distribution Date for the Mortgage Loans the sum of the following amounts:

                (1) the total amount of all cash received from or on behalf of the mortgagors or advanced by the Servicers on the mortgage loans and not previously distributed (including Advances made by the Servicers and proceeds of mortgage loans in the applicable Pool that are liquidated), except:

                      (a) all Scheduled Payments collected but due on a Due
                Date after that Distribution Date;

                      (b) all Curtailments received after the previous
                calendar month;

                      (c) all Payoffs received after the previous calendar
                month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the mortgage loans for the period after the previous calendar month;

                      (d) Liquidation Proceeds and Insurance Proceeds
                received on the mortgage loans in the applicable Pool after the previous calendar month;

                      (e) all amounts in the Certificate Account that are due
                and reimbursable to the Servicers under the Sale and Servicing Agreements; and

                      (f) the servicing compensation for each mortgage loan
                in the applicable Pool net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date relating to mortgage loans that it services;

                (2) at the first Distribution Date, the Liquidation Amount;

                (3) all Advances made by the Servicers or Administrator Advances for that Distribution Date to cover any shortfall resulting when payments due on a mortgage loan in the relevant Pool are less than the full scheduled payments of principal and interest due on such Pool; and

                (4) the total amount of any cash received during the calendar month prior to that Distribution Date by the Trustee or the Servicers as a result of the repurchase by a Seller of any mortgage loans in the applicable Pool as a result of defective documentation or breach of representations and warranties.

         If there is a Reconciliation Amount, then on the first Distribution Date, the amount thereof shall be added to the Available Distribution Amount by the Trustee (from funds provided to it by the Depositor) and included in the Available Distribution Amount for the applicable Pool. On or prior to the first Distribution Date, the Depositor shall deliver cash sufficient to pay the Reconciliation Amount to the Trustee. Any portion of such amount not needed to pay the Reconciliation Amount shall be returned to the Depositor.

         "Bank of America": Bank of America, N.A.

         "Bank of America Mortgage Loans": The Mortgage Loans sold by Bank of America pursuant to the Bank of America Sale and Servicing Agreement.

         "Bank of America Sale and Servicing Agreements": The Mortgage Loan Sale and Servicing Agreements, dated as of March 1, 2002 and June 1, 2002, each between GSMC and Bank of America.

         "Bank One": Bank One, N.A.

         "Bank One Mortgage Loans": The Mortgage Loans sold by Bank One pursuant to the Bank One Sale and Servicing Agreement.

         "Bank One Sale and Servicing Agreement": The Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One.

         "Book-Entry Certificates": The Class A-1, Class A-2, Class A-3, Class B1, Class B2, Class B3 and Class X Certificates.

         "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c) and (d)) reduced by all principal payments previously distributed to such Class and all Realized Losses previously allocated to such Class.

         "Certificate Interest": For each class of Certificates or Interests, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360, and (c) the applicable Certificate Balance.

         "Certificate Rate": With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03(d). With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03(b) and
(c).

         "Class": Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A-1, Class A-2, and Class A-3 Certificates.

         "Class A-I Interests": The Class AI-1 AI-2, and AI-3 Interests in REMIC I.

         "Class B Certificate Rate": The Net WAC Rate minus (i) in the case of the Class B1 Certificates, the Class B1 Interest Rate Strip, (ii) in the case of the Class B2 Certificates, the Class B2 Interest Rate Strip and (iii) in the case of the Class B3 Certificates, the Class B3 Interest Rate Strip. In the case of the Class B4, Class B5 and Class B6 Certificates, the Net WAC Rate.

         "Class B-I Certificate Rate": The Net WAC Rate.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Interests": The Class BI-1, BI-2, BI-3, BI-4, BI-5, and BI-6 Interests in REMIC I.

         "Class B1 Interest Rate Strip": shall have the meaning specified in
Section 2.03 hereof.

         "Class B2 Interest Rate Strip": shall have the meaning specified in
Section 2.03 hereof.

         "Class B3 Interest Rate Strip": shall have the meaning specified in
Section 2.03 hereof.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class X Pass-Through Amount": On any Distribution Date and the Class X Certificates, the amount shown in footnote 5 of Section 2.03(d).

         "Closing Date": July 30, 2002.

         "CMT Rate": A rate determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the Bond Reset Date, as published in Federal Reserve Statistical Release H.15(519), as applicable, and annually thereafter.

         "Corresponding Class": As to each REMIC I Interest, the classes of Certificates shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or
Condemnation Proceeds).

         "Custodian": JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as custodian under each of the Custodial Agreements.

         "Custodial Agreements": Each of (a) the Custodial Agreement, dated as of December 1, 2001, by and among GSMC, Bank One and the Custodian with respect to the Bank One Mortgage Loans and (b) the Custodial Agreement, dated as of June 1, 2002, by and among GSMC, Bank of America and the Custodian with respect to the Bank of America Mortgage Loans.

         "Cut-Off Date": July 1, 2002.

         "Delinquency Tests": The following two tests which will only be considered satisfied if on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure and real estate owned) averaged over the preceding three month period is less than or equal to 50% of the aggregate outstanding principal balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of the Distribution Dates prior to or occurring in August 2005, after the Distribution Date in August 2005 and prior to or in August 2012, or occurring in August 2013, August 2014, August 2015 and August 2016 (and each August thereafter) do not exceed 20%, 30%, 35%, 40%, 45% and 50% respectively, of the aggregate initial principal balances of the Subordinate Certificates.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be August 26, 2002.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": The period beginning on the second day of each calendar month and ending on, and including, the first day of the succeeding calendar month.

         "GSMC": Goldman Sachs Mortgage Company.

         "Interest Accrual Period": Except in the case of the Class A-1 and Class A-2 Certificates and the corresponding REMIC I Interests, the immediately preceding calendar month. In the case of the Class A-1 and Class A-2 Certificates, the one-month period beginning the 25th day of the month preceding the related Distribution Date and ending on and including the day before the related Distribution Date, except in the case of the first Interest Accrual Period, which will begin on July 30, 2002.

         "JPMorgan Chase": JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates and Class BII-4, Class BII-5 and Class BII-6 Interests.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         "Liquidation Amount": An amount determined by the Depositor which shall be segregated from the proceeds of the rate of the Certificates and distributed by the Trustee on the first Distribution Date.

         "Liquidation Principal": The portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's": Moody's Investors Service, Inc., or its successor.

         "Mortgage Loans": The mortgage loans sold by Bank of America to GSMC pursuant to the Bank of America Sale and Servicing Agreement and the mortgage loans sold by Bank One to GSMC pursuant to the Bank One Sale and Servicing Agreement and, in each case, assigned to the Depositor and subsequently to the Trust pursuant to the Assignment Agreements.

         "Mortgage Pool": The Mortgage Loans.

         "Net Rate": With respect to each Mortgage Loan, the Pass-Through Rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date,, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan , of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in the Pool as of such date.

         "Notional Amount": With respect to the Class X Certificates and each Distribution Date, an amount equal to the aggregate Certificate Balance of the Class A-1, Certificates, the A-2 Certificates, the Class A-3
Certificates, the Class B1 Certificates, the Class B2 Certificates and the Class B3 Certificates, immediately prior to such Distribution Date.

         "P&I Certificates": All Classes of Certificates other than the Class X Certificates and the Residual Certificates.

         "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

         "Pool": The Mortgage Loans.

         "Prepayment Period": The preceding calendar month.

         "Principal Payment Amount": For any Distribution Date and any Pool, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Mortgage Loan, the sum for the Mortgage Loans in a Pool, of all Payoffs and Curtailments relating to the Mortgage Loans in such Pool that were received during the preceding calendar month.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": S&P or Moody's.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan,
(ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over
(b) liquidation proceeds realized from such Mortgage Loan. Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $1,000.

         "Record Date": For any Distribution Date, the last day of the preceding calendar month, except for the Class A-1 and Class A-2
Certificates, for which the Record Date is the day preceding the Distribution Date.

         "Regular Interests": The REMIC I Regular Interests.

         "Regular Certificates": The Class A, Class X and Class B Certificates.

         "REMIC": Either REMIC I or REMIC II.

         "REMIC Interests": Each Class of REMIC I Regular Interests or Certificates.

         "REMIC I": One of the two real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Regular Interests": The regular interests in the REMIC I, consisting of the Class AI-1, Class AI-2, AI-3, BI-1, BI-2, BI-3, BI-4, BI-5, and BI-6 Interests

         "REMIC I Residual Interest": The Class R1 Interest, which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC I.

         "REMIC II": One of the two real estate mortgage investment conduits created in the Trust, which consists of the REMIC II Distribution Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in REMIC II, consisting of the Class A-1, Class A-2, Class A-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates..

         "REMIC II Residual Interest": The Class R2 Certificate, which represent the residual interest (as defined in Code section 860G(a)(2)) in REMIC II.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, on the next succeeding business day.

         "Residual Certificates": The Class R1 and Class R2 Certificates.

         "Rule 144A Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "S&P": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Sale and Servicing Agreements": Collectively, (a) the Bank of America Sale and Servicing Agreement and (b) the Bank One Sale and Servicing Agreement.

         "Sellers": Bank of America, N.A. and Bank One, N.A.

         "Senior Certificates": The Class A and Class X Certificates, and the corresponding Interests in REMIC I and REMIC II.

         "Senior Liquidation Amount": For any Distribution Date the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage for the applicable Pool, of the scheduled principal balance of that mortgage loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Pool and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class A Certificates, divided by the aggregate outstanding principal balance of the Mortgage Loans as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date and REMIC I, the product of (i) the Senior Prepayment Percentage applicable to an AI Class and (ii) the Principal Prepayment Amount of the Mortgage Loans received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date and REMIC, the Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage identified below for the period during which such Distribution Date occurs:

         Distribution Date                    Percent of Subordinate Percentage
         -----------------                    ---------------------------------

         August 2002 through July 2012.............................100%
         August 2012 through July 2013............................. 70%
         August 2013 through July 2014............................. 60%
         August 2014 through July 2015............................. 40%
         August 2015 through July 2016............................. 20%
         August 2016 and thereafter................................  0%

provided, however, that on any Distribution Date (i) if the Senior Percentage for that Distribution Date exceeds the initial Senior Percentage as of the Closing Date, then the Senior Prepayment Percentage for that Distribution Date will equal 100%; (ii) if before the Distribution Date in August 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Senior Prepayment Percentages for such Distribution Date will equal the Senior Percentages, as applicable, plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if after the Distribution Date in August 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date, then the Senior Prepayment Percentages for such Distribution Date will equal the Senior Percentages, as applicable (the tests expressed in clauses (ii) and (iii) being referred to as the "two-times tests"); provided, further, however, that if the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Certificate Balances of those certificates below zero, the Senior Prepayment Percentage, as applicable, for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount and (iii) the Senior Liquidation Amount.

         "Servicers": (a) with respect to the Bank of America Mortgage Loans, Bank of America, N.A. and its successors or assigns under the Bank of America Sale and Servicing Agreement and (b) with respect to the Bank One Mortgage Loans, Bank One, N.A. and its successors or assigns under the Bank One Sale and Servicing Agreement.

         "Subordinate Certificates": The Class B Certificates.

         "Subordinate Principal Distribution Amount": For any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount, and the liquidation amount for a Pool minus (y) the Senior Principal Distribution Amount.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and both REMIC I and REMIC II, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Estate": As defined in Section 2.01 hereof.

         "Trust Agreement": This Trust Agreement, dated as of July 1, 2002, which incorporates by reference the Standard Terms to Trust Agreement, July 2002 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of July 1, 2002, shall be deemed to refer to this Trust Agreement.

         "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate": 0.0075%.

                                 ARTICLE II

               FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01   Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on Schedule I hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing;
(b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02   Acceptance by the Trustee.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

Section 2.03   REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I," and the assets of the Trust described in the definition of the term "REMIC II" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interest will constitute the residual interest in such REMIC. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Interest will constitute the residual interest in REMIC II.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

                       Initial
                      Certificate            Certificate         Corresponding
   REMIC                Balance                 Rate                 Classes
   -----                -------                 ----                 -------
  Interest
 Class AI-1         $134,575,000                (1)                   A1, X
 Class AI-2           50,331,000                (1)                   A-2, X
 Class AI-3          261,715,000                (1)                   A-3, X
 Class BI-1            4,101,000                (1)                   B-1, X
 Class BI-2            1,823,000                (1)                   B-2, X
 Class BI-3            1,139,000                (1)                   B-3, X
 Class BI-4              684,000                (1)                    B-4
 Class BI-5              456,000                (1)                    B-5
 Class BI-6              911,733                (1)                    B-6
 Class R-1                   100                (1)                  N/A (2)

(1) On each Distribution Date, the Certificate will equal the Net WAC Rate for the Mortgage Loans.
(2)    N/A means not applicable.


         (c) REMIC II Interests. REMIC II shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC II Interest.

                                                                    Final
                              Initial            Initial          Scheduled
                             Certificate       Certificate       Distribution
   Class                      Balance             Rate             Date (9)
   -----                      -------             ----             -------

Class A-1 Certificates     $ 134,575,000        2.502%(2)       October 25, 2031
Class A-2 Certificates        50,331,000        2.983%(3)       October 25, 2031
Class A-3 Certificates       261,715,000        4.778%(4)       October 25, 2031
Class X Certificates         453,684,000(1)      n.a.%(5)       October 25, 2031
Class B1 Certificates          4,101,000        5.112%(6)       October 25, 2031
Class B2 Certificates          1,823,000        5.362%(7)       October 25, 2031
Class B3 Certificates          1,139,000        6.012%(8)       October 25, 2031
Class B4 Certificates            684,000        6.750%(9)       October 25, 2031
Class B5 Certificates            456,000        6.750%(9)       October 25, 2031
Class B6 Certificates            911,733        6.750%(9)       October 25, 2031
Class R2 Certificates               $100        6.750%(10)      October 25, 2031

(1)   Notional Amount.

(2) For each Distribution Date on or prior to the March, 2008 Distribution Date (the "Bond Reset Date"), the Certificate Rate on the Class A-1 Certificates will equal the lesser of (x) 2.502% per annum and (y) the Net WAC Rate. For each Distribution Date after the Bond Reset Date, the Certificate Rate for the Class A-1 Certificates will be a per annum rate equal to the lesser of (x) the Net WAC Rate and (y) the CMT Rate plus 1.75%.

(3) For each Distribution Date on or prior to the Bond Reset Date, the Certificate Rate on the Class A-2 Certificates will equal the lesser of
      (x) 2.983% per annum and (y) the Net WAC Rate. For each Distribution Date after the Bond Reset Date, the Certificate Rate on the Class A-2 Certificates will be a per annum rate equal to the lesser of (x) the Net WAC Rate and (y) the CMT Rate plus 1.75%.

(4) For each Distribution Date on or prior to the Bond Reset Date, the Certificate Rate on the Class A-3 Certificates will equal the lesser of
      (x) 4.778% per annum and (y) the Net WAC Rate. For each Distribution Date after the Bond Reset Date, the Certificate Rate on the Class A-3 Certificates will be a per annum rate equal to the lesser of (x) the Net WAC Rate and (y) the CMT Rate plus 1.75%.

(5) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3, Class B1, Class B2 and Class B3 Certificates (the "Class X Notional Amount"). On each Distribution Date, the Class X Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Net WAC Rate over the Class A-1 Certificate Rate, (ii) the Net WAC Rate over the Class A-2 Certificate Rate and (iii) the Net WAC Rate over the Class A-3 Certificate Rate in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A-1, Class A-2 and Class A-3 Certificates, respectively. The holders of the Class X Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to 1.6377268% multiplied by the certificate balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip"), (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to 1.3875828% multiplied by the certificate balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip"), and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to 0.7381534% multiplied by the certificate balance of the Class B3 Certificates (the "Class B3 Interest Rate Strip").

(6) For the initial Distribution Date, the Certificate Rate on the Class B1 Certificate will equal approximately 5.112%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

(7) For the initial Distribution Date, the Certificate Rate on the Class B2 Certificate will equal approximately 5.362%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

(8) For the initial Distribution Date, the Certificate Rate on the Class B3 Certificate will equal approximately 6.012%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

(9) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately 6.750%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

(10) The Certificate Rate will equal the Net WAC Rate which for the initial Distribution Date will equal approximately 6.750%.

         (d) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the Class A REMIC Interests and Class A Certificates is the October 2031 Distribution Date. The final Scheduled Distribution Date for the Class B Interests and Certificates is the October 2031 Distribution Date.

                                 ARTICLE III

                       REMITTING TO CERTIFICATEHOLDERS

Section 3.01      Distributions to  Certificateholders.

         (a) REMIC I Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, the Trustee shall withdraw all amounts allocated to the various REMIC I Regular Interests and deposited into the REMIC I Distribution Account and shall allocate and, subject to
Section 3.01(c), distribute such amounts in the following manner and order of priority to the Certificate Account, except that amounts payable to the Class R1 Certificates will be distributed to the Holder thereof:

                (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the REMIC I Interests will be distributed:

                      (1) First, pro rata to the Class AI-1, Class AI-2,
                Class AI-3, and Class R1 Interests, Accrued Certificate
                Interest;

                      (2) Second, as principal to the Class R1 Interests
                until its Certificate Balance has been reduced to zero; and

                      (3) Third, sequentially, to the Class AI-1, Class AI-2
                and Class AI-3 Interests, as principal, the Senior Principal Distribution Amount for the Mortgage Loans, in each case until the Certificate Balance of each such Class of Interests has been reduced to zero

                (ii) Subject to the exceptions listed in Section 3.01(a)(iii), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for the Mortgage Loans remaining after making the distributions specified in
         Section 3.01(a)(i) will be distributed in the following order of priority:

                      (1) to the Class BI-1 Interests, Accrued Certificate
                Interest thereon;

                      (2) to the Class BI-1 Interests, their pro rata share
                of the Subordinate Principal Distribution Amount;

                      (3) to the Class BI-2 Interests, Accrued Certificate
                Interest thereon;

                      (4) to the Class BI-2 Interests, their pro rata share
                of the Subordinate Principal Distribution Amount;

                      (5) to the Class BI-3 Interests, Accrued Certificate
                Interest thereon;

                      (6) to the Class BI-3 Interests, their pro rata share
                of the Subordinate Principal Distribution Amount; and

                      (7) to the Class BI-4, Class BI-5, Class BI-6
                Interests, interest and principal in the same manner as for the Class BI-1, Class BI-2 and Class BI-3 Interests, first to the Class BI-4 Interests, then to the Class BI-5 Interests and finally to the Class BI-6 Interests;

                      (8) to each Class of Interests in order of seniority,
                up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(a)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Interests.

                      (9) at such time as all other classes have been paid in
                full and all losses previously allocated have been paid in full, to the Class R1 Interests.

                (iii) Notwithstanding paragraph (ii) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

                (iv) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AI-1, Class AI-2, Class AI-3 Interests will be made to such Classes pro rata based on their Certificate Balances rather than sequentially under Section 3.01(a)(i)(3)(a).

         (b) Certificate Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC allocations have been made as described in Sections 3.01(a) above and 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various Certificates and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority:

                (i) Subject to the exception listed in Section 3.01(c) and
         (d), unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for the Mortgage Loans will be distributed:

                      (1) First, to the Class A-1 Certificates, the Class A-2
                Certificates, the Class A-3 Certificates, Class R1 and Class R2 Certificates and the Class X Certificates, pro rata, Accrued Certificate Interest thereon;

                      (2) Second, to the, Class R1 and Class R2 Certificates,
                as principal, the Senior Principal Distribution Amount, pro rata, in proportion to their outstanding Certificate Balances until the Certificate Balances of each such Class shall have been reduced to zero; and

                      (3) Third, to the Class A-1, Class A-2 and Class A-3
                Certificates, sequentially, the Senior Principal Distribution Amount, in each case until the Certificate Balance of each such class shall have been reduced to zero;

                (ii) Subject to the exceptions listed in Section 3.01(c) and
         (d), unless a Credit Support Deletion Date shall have occurred, the portion of the Available Distribution Amount for the Mortgage Loans remaining after making the distributions specified in Sections 3.01(b)(i), 3.01(b)(ii) and 3.01(b)(iii) will be distributed in the following order of priority:

                      (1) to the Class B1 Certificates, Accrued Certificate
                Interest thereon;

                      (2) to the Class B1 Certificates, their pro rata share
                of the Subordinate Principal Distribution Amount;

                      (3) to the Class B2 Certificates, Accrued Certificate
                Interest thereon;

                      (4) to the Class B2 Certificates, their pro rata share
                of the Subordinate Principal Distribution Amount;

                      (5) to the Class B3 Certificates, Accrued Certificate
                Interest thereon;

                      (6) to the Class B3 Certificates, their pro rata share
                of the Subordinate Principal Distribution Amount;

                      (7) to the Junior Subordinate Certificates, interest
                and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                      (8) to each Class of Certificates in order of
                seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this
                Section 3.01(b)(iv)(8) will not cause a further reduction in the Class principal balances of any of the Certificates; and

                      (9) at such time as all other classes have been paid in
                full and all losses previously allocated have been paid in full, to each Residual Certificate, pro rata, for their respective group to its initial class principal balance.

         (c) Notwithstanding paragraphs (a )(ii) and (b)(iv) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates in REMIC II is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates of REMIC II shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates in REMIC II junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates of such REMIC, pro rata in proportion to the Certificate Balances of those Classes.

         (d) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AI-1, Class AI-2, Class AI-3 Interests in REMIC I and the Class A-1 Class A-2 and Class A-3 Certificates will be made to such Classes, pro rata, based on their Certificate Balances rather than sequentially under Section
3.01(b)(ii)(3).

         (e) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Class B4, Class B5 and Class B6, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (f) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, will be paid to the Class R2 Interests and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

Section 3.02      Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses.

                (i) Realized Losses shall be applied prior to making any distributions have been made on each Distribution Date in reverse sequential order to the Class B Interests, and then pro rata among the Class A Interests in proportion to their outstanding Certificate Balances.

                (ii) Realized Losses allocated to REMIC Interests in accordance with Section 3.02(a)(i) shall be allocated to the Class B Certificates in REMIC II in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests pro rata based on their outstanding Certificate Balance in each case until the Certificate Balances of such Class of Certificates have been reduced to zero.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the related REMIC Interests pro rata among Classes in the related Pool. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes REMIC II Certificates. Any Shortfall allocable to the REMIC Interests and Certificates as provided above shall be treated as a Realized Loss and allocated among such Classes of REMIC Interests and Certificates in the same manner and order of priority as provided above in Section 3.02(a).

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

                                 ARTICLE IV

                                THE SECURITIES

Section 4.01      The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2002-7. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $455,735,933, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

Section 4.02      Denominations.

         Each of the Class A, Class B1, Class B2, Class B3 and Class X Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A-1, Class A-2 and Class A-3 Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than Class R1 and Class R2 Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R1 and Class R2 Certificates will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R1, Class R2, Class B4, Class B5 and Class B6 Certificates shall be issued in fully-registered, certificated form.

Section 4.03      Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. Moreover, notwithstanding anything to the contrary in
Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Bank of America upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Bank of America within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04      Securities Laws Restrictions.

         Each of the Private Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private Certificates is a Rule 144A Certificate. The Class R1 and Class R2 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

                                  ARTICLE V

                           MISCELLANEOUS PROVISIONS

Section 5.01      Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02      Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03      Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04      Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05      Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

                           [Signature page follows]

         IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of July 2002.

                                      GS MORTGAGE SECURITIES CORP.,
                                           as Depositor

                                      By:  /s/ Kevin G. Chavers
                                         --------------------------------
                                      Name: Kevin G. Chavers
                                      Title:   Attorney-In-Fact


                                      JPMORGAN CHASE BANK,
                                           not in its individual capacity, but
                                           solely in its capacity as Trustee
                                           under this Trust Agreement

                                      By:  /s/ Thomas Venusti
                                          -------------------------------
                                      Name: Thomas Venusti
                                      Title: Trust Officer

STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


         The foregoing instrument was acknowledged before me in the County of New York, this 30th day of July 2002, by Kevin G. Chavers for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.




                                              /s/ Onyx S. Wellington
                                             ---------------------------------
                                             Notary Public


My Commission expires:  April 10, 2003

STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )



         The foregoing instrument was acknowledged before me in the County of New York, this 30th day of July 2002, by Thomas Venusti, Trust Officer of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.



                                              /s/ Laura Pokojni
                                             ----------------------------------
                                             Notary Public


My Commission expires:  October 2, 2002

                                  SCHEDULE I

                                MORTGAGE LOANS



   Account Number     Occupancy           Propert Type          Orig Term    Remaining Term        OLTV         Rate
     4060939321       Primary             Single Family            360             286              58.72         7.5
     4062319548       Primary             Single Family            360             310                 90           7
     4063376612       Primary             PUD                      360             320              71.91       6.875
     4063382586       Primary             PUD                      360             313              67.74       6.875
     4063535191       Primary             Single Family            360             313                 80           7
     4063617486       Primary             Single Family            360             307              76.67       7.125
     4063727202       Primary             Single Family            360             307                 80        7.25
     4063991113       Primary             Single Family            360             309              54.05        6.75
     4064001136       Primary             Single Family            360             309              59.81       7.125
     4064027834       Primary             PUD                      360             309              47.14       6.875
     4064053442       Primary             Single Family            360             309              52.94           7
     4064136544       Primary             Single Family            360             310                 80       7.375
     4064143359       Primary             Single Family            360             310              64.76           7
     4064169743       Primary             Single Family            360             308              72.92        6.75
     4064254644       Primary             Single Family            360             309                 80        6.75
     4064293535       Second Hom          Condo                    360             310              60.52        7.25
     4064332390       Primary             PUD                      360             316              60.18       6.875
     4064482880       Primary             Condo                    360             312                 80        7.25
     4064486774       Primary             Single Family            360             310              89.97       6.875
     4064494422       Primary             Single Family            360             310               74.1       7.375
     4064506381       Primary             PUD                      360             312              54.93           7
     4064551924       Primary             Single Family            360             311                 80       6.875
     4064638127       Primary             PUD                      360             310              76.69        7.25
     4064638887       Primary             Single Family            360             311              73.75           7
     4064676820       Primary             Condo                    360             312              77.52           7
     4064679873       Primary             Single Family            360             314              76.92           7
     4064691258       Primary             Single Family            360             314               74.9       6.875
     4064696091       Primary             Single Family            360             313              55.21       6.875
     4064700950       Primary             Single Family            360             310              56.41        7.25
     4064778246       Primary             PUD                      360             313                 80       6.875
     4064789565       Primary             PUD                      360             313              72.59       6.875
     4064835269       Primary             PUD                      360             313              67.06       6.875
     4064893128       Primary             PUD                      360             313              69.46       7.375
     4064915459       Primary             Single Family            360             317              73.78        6.75
     4065044556       Primary             Single Family            360             312                 75       7.125
     4065062715       Primary             Single Family            360             313                 75        6.75
     4065180780       Primary             PUD                      360             321              78.43           7
     4065199749       Primary             Condo                    360             312              81.23           7
     4065200737       Primary             PUD                      360             313               52.5           7
     4065215800       Primary             Single Family            360             313              66.66        6.75
     4065222137       Primary             Single Family            360             313                 80        6.75
     4065228266       Primary             Single Family            360             312                 80        6.75
     4065230718       Primary             Single Family            360             313                 80       6.875
     4065258412       Primary             PUD                      360             313              69.17           7
     4065259220       Primary             Single Family            360             313              53.57           7
     4065301824       Primary             Single Family            360             314              76.47        7.25
     4065313472       Primary             Single Family            360             313                 80        6.75
     4065334684       Primary             Single Family            360             313                 80        6.75
     4065403869       Primary             PUD                      360             314                 80           7
     4065440341       Primary             Condo                    360             314                 80        7.25
     4065491229       Primary             Single Family            360             316                 80       6.875
     4065531719       Primary             Single Family            360             314                 80       7.125
     4065543052       Primary             Single Family            360             314                 80           7
     4065610927       Primary             Single Family            360             317               63.4           7
     4065760284       Primary             Single Family            360             317                 75           7
     4065761605       Primary             Single Family            360             317              42.63       6.875
     4065777932       Primary             Single Family            360             320              54.28       6.875
     4065852321       Primary             Single Family            360             318              46.96       6.875
     4065864284       Primary             PUD                      360             322              65.51           7
     4065867055       Primary             Single Family            360             318              73.02       6.875
     4065929731       Primary             Single Family            360             320               70.8       6.875
     4065963300       Primary             Single Family            360             320                 75           7
     4066291818       Primary             Single Family            360             317              56.32           7
     4066385891       Primary             Single Family            360             318                 80       6.875
     4066387541       Primary             Single Family            360             320              46.53           7
     4066540644       Primary             Single Family            360             320              44.21       6.875
     4066661341       Primary             PUD                      360             319                 75       6.875
     4066675606       Primary             PUD                      360             320              56.84       6.875
     4066675911       Primary             Single Family            360             321              78.01       6.875
     4066678345       Primary             Single Family            360             319              43.24           7
     4066678485       Primary             Single Family            360             320              65.21           7
     4066743321       Primary             Single Family            360             318              81.96       6.875
     4066752686       Primary             PUD                      360             320              50.71       6.875
     4160824225       Primary             Single Family            360             286              79.99        7.75
     4161326725       Primary             PUD                      360             295                 80         7.5
     4163684386       Primary             Single Family            360             309              76.37        7.25
     4163785118       Primary             Single Family            360             310               49.2       7.375
     4163844717       Primary             Single Family            360             309              42.78        7.25
     4163878418       Primary             Single Family            360             308                 65       6.875
     4163903182       Primary             Single Family            360             309              77.72        7.25
     4163909825       Primary             PUD                      360             313                 80       6.875
     4164019558       Primary             Single Family            360             308                 75        6.75
     4164019723       Primary             Single Family            360             309               30.3       7.125
     4164031694       Primary             Single Family            360             309              54.46           7
     4164031959       Primary             Single Family            360             309              44.66           7
     4164041362       Primary             Single Family            360             309                 80       7.125
     4164049050       Primary             PUD                      360             309              62.82       7.125
     4164049761       Primary             Single Family            360             308                 80           7
     4164051338       Primary             Single Family            360             309              61.72       6.875
     4164053219       Primary             Single Family            360             309              47.61        7.25
     4164063382       Primary             Single Family            360             309              75.73           7
     4164063697       Primary             Single Family            360             309              76.57           7
     4164066013       Primary             PUD                      360             314               72.3       6.875
     4164066328       Primary             Single Family            360             309               49.2        6.75
     4164090534       Primary             Single Family            360             309              31.18       7.125
     4164100481       Primary             Single Family            360             318              72.63        6.75
     4164109102       Primary             Single Family            360             308              74.76        7.25
     4164110316       Primary             Single Family            360             309              58.12       7.375
     4164116446       Primary             Single Family            360             309              69.41           7
     4164127997       Primary             Single Family            360             309                 65       7.125
     4164143887       Primary             Single Family            360             310              71.33        7.25
     4164264618       Primary             Single Family            360             309              66.66        7.25
     4164291116       Primary             PUD                      360             311              62.96       7.125
     4164297162       Primary             Condo                    360             311                 80           7
     4164297501       Primary             Single Family            360             310                 80       7.375
     4164377972       Primary             Single Family            360             309              44.46        6.75
     4164393805       Primary             PUD                      360             312              45.71           7
     4164404735       Primary             Single Family            360             311                 80       6.875
     4164408934       Primary             PUD                      360             309                 95       7.125
     4164485080       Primary             Single Family            360             309              79.69           7
     4164487573       Primary             Single Family            360             310                 80        7.25
     4164494504       Primary             Single Family            360             310              76.36         7.5
     4164505564       Primary             Single Family            360             313                 80           7
     4164509681       Primary             Single Family            360             312                 80           7
     4164517072       Primary             Single Family            360             311              79.08        7.25
     4164525885       Primary             Single Family            360             311                 80        7.25
     4164528517       Primary             Single Family            360             312                 80           7
     4164550149       Primary             PUD                      360             310              79.99       7.125
     4164576227       Primary             Single Family            360             311                 80       7.375
     4164620611       Primary             PUD                      360             311              46.87       7.375
     4164622856       Second Hom          Condo                    360             311                 80         7.5
     4164640361       Primary             Single Family            360             313              72.36       6.875
     4164675045       Investor            PUD                      360             313              58.82         7.5
     4164675615       Primary             PUD                      360             312              61.18       7.375
     4164675839       Primary             Single Family            360             312                 80        6.75
     4164679104       Primary             Single Family            360             313               34.7           7
     4164681977       Primary             Single Family            360             313              89.25       6.875
     4164700249       Primary             PUD                      360             313              53.48       6.875
     4164700462       Primary             Condo                    360             313              62.66       6.875
     4164702732       Primary             Single Family            360             311                 80           7
     4164714075       Primary             Condo                    360             310                 95       7.375
     4164746291       Primary             PUD                      360             313              77.43       6.875
     4164773840       Primary             Single Family            360             312              61.66        6.75
     4164780605       Primary             PUD                      360             320              54.64       6.875
     4164784805       Primary             Single Family            360             314              74.22       7.125
     4164793319       Primary             PUD                      360             313              70.83           7
     4164797963       Primary             Single Family            360             314                 80        7.25
     4164829519       Primary             Single Family            360             311              69.09         7.5
     4164830418       Primary             Single Family            360             313                 80        6.75
     4164900856       Primary             PUD                      360             312                 75        6.75
     4165017734       Primary             Single Family            360             314              49.07       6.875
     4165045131       Primary             PUD                      360             312              48.64           7
     4165045834       Primary             Condo                    360             312              94.78         7.5
     4165046162       Primary             Single Family            360             312              89.89       6.875
     4165054745       Primary             Single Family            360             312              67.36       6.875
     4165057177       Primary             PUD                      360             313                 50       6.875
     4165065139       Primary             Single Family            360             313              55.04       6.875
     4165065584       Primary             PUD                      360             313              78.33       6.875
     4165069164       Primary             Single Family            360             313              73.11           7
     4165072200       Primary             Single Family            360             313               64.8           7
     4165074180       Primary             Single Family            360             314              77.25       6.875
     4165096639       Primary             Single Family            360             313                 50           7
     4165099062       Primary             Single Family            360             313                 70           7
     4165101207       Primary             Single Family            360             312                 56           7
     4165102858       Primary             Single Family            360             314                 80       7.375
     4165165020       Primary             Single Family            360             314                 80       6.875
     4165165640       Primary             PUD                      360             314              76.43           7
     4165166531       Primary             Single Family            360             314                 80           7
     4165218597       Primary             PUD                      360             312              79.99       6.875
     4165219512       Primary             PUD                      360             312              75.95           7
     4165220817       Primary             Single Family            360             313                 70       6.875
     4165231657       Primary             Single Family            360             313                 80        6.75
     4165232150       Primary             PUD                      360             314                 75           7
     4165244767       Primary             Single Family            360             313              40.98           7
     4165246077       Primary             Single Family            360             315                 80           7
     4165287402       Primary             PUD                      360             314              69.89       6.875
     4165293996       Primary             Single Family            360             315                 80       7.125
     4165302060       Primary             Single Family            360             315              71.32       7.125
     4165317183       Primary             Single Family            360             313                 80           7
     4165327026       Primary             Single Family            360             313               61.9        6.75
     4165328842       Primary             Single Family            360             313              89.88        6.75
     4165332745       Primary             Single Family            360             314              72.84       7.125
     4165361884       Primary             Single Family            360             316                 80       7.125
     4165389679       Primary             Single Family            360             315                 65       6.875
     4165404130       Primary             Single Family            360             315              33.24           7
     4165404445       Primary             PUD                      360             314              53.64       7.125
     4165404668       Primary             Single Family            360             314              56.76           7
     4165462047       Primary             Condo                    360             317               77.8       6.875
     4165520182       Primary             Single Family            360             315              71.11       6.875
     4165522287       Primary             Single Family            360             315              47.23           7
     4165536154       Primary             Single Family            360             314              78.09       6.875
     4165537137       Primary             Single Family            360             314              79.99       6.875
     4165576507       Primary             Single Family            360             315                 90       6.875
     4165616659       Primary             PUD                      360             320                 80           7
     4165668429       Primary             Single Family            360             315                 75       7.125
     4165757891       Primary             PUD                      360             318              74.24           7
     4165840465       Primary             Single Family            360             318              67.34       6.875
     4165852148       Primary             PUD                      360             319              56.25       6.875
     4165852932       Primary             Single Family            360             319               66.9       6.875
     4165855315       Primary             Single Family            360             318                 55           7
     4165857386       Primary             PUD                      360             319              54.47           7
     4165864929       Primary             PUD                      360             318                 80       6.875
     4165866775       Primary             Single Family            360             319               79.8       6.875
     4165877244       Primary             PUD                      360             318              52.38           7
     4165885171       Primary             Single Family            360             318              48.61       6.875
     4165891179       Primary             Single Family            360             318              61.89       6.875
     4165913312       Primary             Single Family            360             319               60.5       7.125
     4165928187       Primary             Single Family            360             320                 80       6.875
     4165928575       Primary             Single Family            360             319               62.8       6.875
     4166131112       Primary             Single Family            360             318                 64       6.875
     4166160798       Primary             Single Family            360             330              76.08       7.125
     4166297681       Primary             Single Family            360             316              60.78           7
     4166310211       Primary             Single Family            360             317               66.5       6.875
     4166381683       Primary             Single Family            360             318              73.46       6.875
     4166386500       Primary             Single Family            360             319              57.66           7
     4166437527       Primary             Condo                    300             260              79.36       6.875
     4166437667       Primary             Single Family            360             318              78.88       6.875
     4166508376       Primary             Single Family            360             321              89.99       6.875
     4166566325       Primary             Single Family            360             321                 80       6.875
     4166605263       Primary             Single Family            360             321              69.09       6.875
     4166609638       Primary             Single Family            360             320              72.57       6.875
     4166619496       Primary             Single Family            360             319              61.53        6.75
     4166680308       Primary             Single Family            360             319              74.28       7.125
     4166730269       Primary             Single Family            360             318                 80       6.875
     4166753261       Primary             PUD                      360             321              73.24       6.875
     4261125654       Second Hom          PUD                      360             317               55.5       6.875
     4263685275       Primary             Single Family            360             308                 50       6.875
     4263990964       Primary             Single Family            360             308               68.3           7
     4263992580       Primary             Single Family            360             309                 80       6.875
     4264049307       Primary             Single Family            360             308                 75           7
     4264063068       Primary             Single Family            360             309                 72       6.875
     4264123169       Primary             Single Family            360             309              69.32           7
     4264123953       Primary             PUD                      360             310              77.33        7.25
     4264130933       Second Hom          Single Family            360             311              66.66        7.25
     4264132384       Primary             Single Family            360             310              64.84       7.125
     4264137391       Primary             Single Family            360             309              65.63       7.375
     4264143258       Primary             Single Family            360             309              59.17           7
     4264215205       Primary             Single Family            360             317              77.41           7
     4264253875       Primary             Single Family            360             309                 80           7
     4264294077       Primary             Single Family            360             312                 80        6.75
     4264301195       Primary             Single Family            360             311              68.42       7.125
     4264416068       Primary             Single Family            360             311               65.9           7
     4264493513       Primary             Two Family               360             309                 75           7
     4264511645       Primary             Single Family            360             310                 75        7.25
     4264522345       Primary             PUD                      360             310                 80       7.125
     4264551039       Primary             Single Family            360             309              74.99       7.125
     4264575632       Primary             PUD                      360             311                 75         7.5
     4264627466       Second Hom          Single Family            360             310              57.42       7.375
     4264640444       Primary             Single Family            360             311                 80        7.25
     4264641251       Primary             Single Family            360             311              63.51       7.125
     4264713514       Primary             PUD                      360             311              74.02         7.5
     4264722085       Primary             Single Family            360             311              68.81           7
     4264773302       Primary             Single Family            360             315                 90       7.375
     4264789019       Primary             Single Family            360             312              64.73           7
     4264789639       Primary             Single Family            360             313              56.52           7
     4264791437       Primary             Single Family            360             313              44.36       6.875
     4264800204       Primary             Single Family            360             314                 80           7
     4264824808       Primary             Single Family            360             312                 80        6.75
     4264829815       Primary             PUD                      360             312              76.92        7.25
     4264907256       Primary             Single Family            360             311                 80        7.25
     4265045577       Primary             Single Family            360             312                 80       7.125
     4265047987       Primary             PUD                      360             312                 80        6.75
     4265054827       Primary             Single Family            360             313              68.49       7.125
     4265065047       Primary             Single Family            360             313              62.79        6.75
     4265093999       Second Hom          Condo                    360             314                 80           7
     4265107013       Primary             Single Family            360             312                 80        6.75
     4265157679       Primary             Single Family            360             314              74.94       6.875
     4265159774       Primary             Condo                    360             314              56.52       6.875
     4265164964       Primary             Single Family            360             315              63.49        7.25
     4265229148       Primary             Single Family            360             314                 56       6.875
     4265232373       Primary             Single Family            360             312               42.1           7
     4265259269       Primary             Single Family            360             314              38.96       6.875
     4265302671       Primary             Single Family            360             316                 80       7.125
     4265324246       Primary             Single Family            360             313                 80       7.125
     4265326340       Primary             Single Family            360             314                 80           7
     4265332793       Primary             PUD                      360             314              52.91       6.875
     4265390346       Primary             Single Family            360             315                 80       6.875
     4265433120       Primary             PUD                      360             315                 75       6.875
     4265470700       Primary             Single Family            360             317              58.82       6.875
     4265503567       Primary             PUD                      360             315                 80           7
     4265667495       Primary             Single Family            360             315                 75       6.875
     4265775900       Primary             PUD                      360             320              75.29       6.875
     4265786600       Primary             Single Family            360             318              50.37       6.875
     4265787723       Primary             Single Family            360             317                 80       6.875
     4265790958       Primary             Single Family            360             317              78.94       6.875
     4265791592       Primary             Single Family            360             318               58.5       6.875
     4265852980       Primary             Two Family               360             318              68.93       6.875
     4265866766       Primary             PUD                      360             318              55.26       6.875
     4265892069       Primary             Single Family            360             319              66.66        7.25
     4265931123       Primary             Condo                    360             319                 80       6.875
     4266033630       Primary             Single Family            360             318              44.94       6.875
     4266035080       Primary             Single Family            360             318              66.97       6.875
     4266101973       Primary             Single Family            360             316              74.16           7
     4266104605       Primary             PUD                      360             320                 80       6.875
     4266125337       Primary             PUD                      360             318                 80       6.875
     4266266917       Second Hom          Single Family            360             318              51.86        6.75
     4266386293       Primary             Single Family            360             319              70.81           7
     4266387929       Primary             Single Family            360             319                 50       6.875
     4266557687       Second Hom          PUD                      360             320              72.09        6.75
     4266563719       Primary             Single Family            360             320              37.01       6.875
     4266743840       Primary             Single Family            360             318                 80       6.875
     4266841545       Primary             Single Family            360             320              77.63       7.125
     4360879342       Primary             Single Family            360             286              79.97         7.5
     4360938155       Primary             Single Family            360             285              71.77       7.375
     4360994984       Second Hom          Single Family            360             287                 80       7.875
     4362252456       Primary             Single Family            360             298              78.94         7.5
     4363078470       Primary             Single Family            360             310              69.44           7
     4363376569       Primary             Single Family            360             321                 70       6.875
     4363699440       Primary             Single Family            360             309                 80       6.875
     4363860950       Primary             PUD                      360             309              76.08           7
     4363907629       Primary             Single Family            360             309                 80       6.875
     4364019234       Primary             Single Family            360             309              70.09       6.875
     4364019549       Primary             Single Family            360             308                 80        6.75
     4364050031       Primary             Condo                    360             309              58.33       7.125
     4364084832       Primary             Single Family            360             309                 50       7.125
     4364086282       Primary             Single Family            360             309                 80         7.5
     4364100240       Primary             Single Family            360             317              88.02        6.75
     4364141061       Primary             PUD                      360             309              79.99       7.125
     4364191447       Primary             PUD                      360             317              75.86        6.75
     4364193237       Primary             Condo                    360             309                 80           7
     4364196768       Primary             Single Family            360             310              44.96       7.125
     4364212516       Primary             Single Family            360             310              78.78       7.375
     4364275216       Primary             Single Family            360             310              66.91       6.875
     4364281180       Primary             Single Family            360             311              14.28         7.5
     4364297681       Primary             Single Family            360             311              49.03       7.375
     4364299026       Primary             Single Family            360             312              68.57       7.375
     4364376279       Primary             Single Family            360             309                 80       7.125
     4364394264       Primary             PUD                      360             309              78.88        7.25
     4364401382       Primary             Single Family            360             312              65.54        6.75
     4364414047       Primary             Single Family            360             313                 90        6.75
     4364415788       Primary             PUD                      360             309                 80       7.375
     4364528861       Primary             Single Family            360             310               62.5        6.75
     4364548810       Primary             Single Family            360             309              80.76       7.125
     4364551871       Primary             Single Family            360             310              66.66       7.375
     4364552234       Primary             Single Family            360             309              61.81       7.125
     4364642001       Primary             Single Family            360             311                 80        7.25
     4364654303       Primary             PUD                      360             312              36.28        7.25
     4364679854       Primary             Single Family            360             313              63.26       6.875
     4364683757       Primary             Single Family            360             312              50.76        7.25
     4364691719       Primary             Single Family            360             315                 60       6.875
     4364706301       Primary             Single Family            360             311              45.97           7
     4364772402       Primary             Single Family            360             310              65.09       7.125
     4364776577       Primary             PUD                      360             312              71.51       6.875
     4364789711       Primary             Single Family            360             313                 62        7.25
     4364797953       Primary             Single Family            360             314               60.6       6.875
     4364827594       Primary             Single Family            360             313              68.05       7.375
     4364903619       Primary             Condo                    360             311               60.6           7
     4364915605       Primary             Single Family            180             138              35.84        6.75
     4364936338       Second Hom          Single Family            360             314               60.7       7.125
     4365045204       Primary             Single Family            360             312              67.06       7.125
     4365222084       Primary             Single Family            360             312              40.73       6.875
     4365227125       Primary             Single Family            360             321              94.99       6.875
     4365261595       Primary             Single Family            360             313                 80        6.75
     4365273137       Primary             Single Family            360             314                 80       6.875
     4365298373       Primary             PUD                      360             315              75.07           7
     4365307315       Primary             Single Family            360             315              26.31           7
     4365316670       Primary             Single Family            360             313              78.26       6.875
     4365317512       Primary             Condo                    360             314              64.24           7
     4365350240       Primary             PUD                      360             314              61.53           7
     4365510314       Primary             Single Family            360             315              72.44       7.125
     4365522137       Primary             Single Family            360             315              74.35       6.875
     4365579939       Primary             PUD                      360             315                 75           7
     4365626581       Primary             Single Family            360             316              59.76       6.875
     4365760919       Primary             Single Family            360             317                 80       6.875
     4365777889       Primary             Single Family            360             320              66.19       6.875
     4365804501       Primary             PUD                      360             319              69.56           7
     4365854688       Primary             Single Family            360             325              86.94         7.5
     4365866229       Primary             PUD                      360             320              55.55       6.875
     4365917246       Primary             Single Family            360             319              55.87       6.875
     4365920166       Primary             Single Family            360             318                 90           7
     4366033407       Primary             Single Family            360             318              76.18       6.875
     4366039842       Primary             Single Family            360             318              54.59       7.125
     4366072124       Primary             PUD                      360             319              89.98       6.875
     4366238949       Primary             Single Family            360             317              47.85        6.75
     4366309609       Primary             Single Family            360             318              49.47       6.875
     4366388165       Primary             Single Family            360             318              89.98       6.875
     4366434795       Primary             Single Family            360             317              70.92       6.875
     4366678011       Primary             Single Family            360             319                 75       6.875
     4366730168       Primary             PUD                      360             320              27.01       6.875
     4461697494       Primary             Single Family            360             298                 80        7.75
     4463078388       Primary             Single Family            360             310              45.71        7.25
     4463262131       Primary             Single Family            360             313                 80       6.875
     4463382475       Primary             Single Family            360             313                 80           7
     4463460560       Primary             PUD                      360             311              59.46        7.25
     4463535080       Primary             Single Family            360             312              50.84        6.75
     4463870305       Primary             Single Family            360             308              77.64       6.875
     4463885170       Primary             Single Family            360             309              64.65       7.125
     4463991937       Primary             Single Family            360             308               67.5       7.125
     4464019621       Primary             Single Family            360             308              48.44        6.75
     4464021874       Primary             Single Family            360             309                 80       6.875
     4464050089       Primary             Single Family            360             308              69.54       7.125
     4464054289       Primary             PUD                      360             308              58.64        7.25
     4464128786       Primary             Single Family            360             308              53.83        7.25
     4464171430       Primary             PUD                      360             311              57.34        7.25
     4464200601       Primary             Single Family            360             309                 80        7.25
     4464212739       Primary             Single Family            360             310              74.32       6.875
     4464235086       Primary             Three Family             360             310              74.99         7.5
     4464291154       Primary             Single Family            360             310                 80       7.125
     4464293879       Primary             Single Family            360             310                 80        6.75
     4464363383       Primary             Single Family            360             310              63.69       7.125
     4464484908       Primary             Single Family            360             309                 80           7
     4464499807       Primary             Single Family            360             310              37.03       7.125
     4464510488       Primary             Single Family            360             311              77.49           7
     4464521527       Primary             Single Family            360             311              20.45        7.25
     4464522020       Primary             PUD                      360             311              79.78        7.25
     4464588427       Primary             Single Family            360             312              66.93           7
     4464622440       Primary             Single Family            360             311              62.32           7
     4464623422       Primary             Single Family            360             311              22.32       6.875
     4464639923       Primary             Single Family            360             310              79.93       6.875
     4464690025       Primary             Single Family            360             314                 40       7.125
     4464707787       Primary             Single Family            360             311              53.27       6.875
     4464744574       Primary             Single Family            360             312              31.42        6.75
     4464763855       Primary             Single Family            360             311                 80       7.375
     4464779422       Primary             Single Family            360             313              74.21        7.25
     4464793183       Primary             PUD                      360             313                 80       6.875
     4464840208       Primary             Single Family            360             314              79.48        6.75
     4464894890       Primary             Single Family            360             312              79.99           7
     4465054957       Primary             Condo                    360             313                 80        6.75
     4465055004       Primary             PUD                      360             313              36.01       6.875
     4465060780       Primary             Single Family            360             314              28.33       6.875
     4465062919       Primary             PUD                      360             315               38.4       6.875
     4465065821       Primary             Single Family            360             313                 80       6.875
     4465199463       Primary             Single Family            360             313              74.62       6.875
     4465200287       Primary             Single Family            360             312                 80       6.875
     4465229302       Primary             Single Family            360             312                 90       6.875
     4465243063       Primary             Single Family            360             316                 58       6.875
     4465254557       Primary             Single Family            360             313              51.57        6.75
     4465259259       Primary             Single Family            360             313              41.27       6.875
     4465285346       Primary             Single Family            360             313                 80       6.875
     4465285825       Primary             PUD                      360             313                 80       6.875
     4465325837       Primary             Single Family            360             314              38.79       6.875
     4465328096       Primary             PUD                      360             313                 75        7.25
     4465373803       Primary             Single Family            360             316              70.83       7.125
     4465406835       Primary             Single Family            360             315                 80       6.875
     4465436501       Primary             PUD                      360             315              76.58       6.875
     4465511964       Primary             Single Family            360             316                 72       6.875
     4465518936       Primary             Single Family            360             315              50.94       7.125
     4465534032       Primary             Condo                    360             314                 80        7.25
     4465536276       Primary             PUD                      360             315              79.97           7
     4465576314       Primary             Single Family            360             315              69.01       7.125
     4465588301       Primary             PUD                      360             315                 80       7.125
     4465864207       Primary             PUD                      360             318                 71       6.875
     4465883280       Primary             Single Family            360             317              78.15           7
     4465929141       Primary             Four Family              360             319              61.72       6.875
     4465934166       Primary             Single Family            360             318                 80        7.25
     4465939348       Primary             Single Family            360             319              73.62       7.375
     4465962357       Primary             PUD                      360             323              79.99       6.875
     4465963645       Primary             Single Family            360             319              40.55       6.875
     4466034883       Primary             Single Family            360             321              77.58       6.875
     4466040914       Primary             PUD                      360             321              78.25       6.875
     4466103589       Primary             Single Family            360             317                 80        6.75
     4466361187       Second Hom          Single Family            360             320                 65        6.75
     4466563675       Primary             Single Family            360             318                 80       6.875
     4466616176       Primary             Condo                    360             320              69.93           7
     4561328065       Primary             PUD                      360             295                 80        7.25
     4561508674       Primary             PUD                      360             303              62.76         7.5
     4562297012       Primary             PUD                      360             297              59.82        7.75
     4562319964       Primary             Single Family            360             309              71.42        7.25
     4563082702       Primary             Single Family            360             310              64.64       7.375
     4563365404       Primary             Single Family            360             309              87.74       6.875
     4563372491       Primary             PUD                      360             311                 80       7.375
     4563382243       Primary             Single Family            360             313              72.04           7
     4563529025       Primary             Condo                    360             307                 80       6.875
     4563688086       Primary             PUD                      360             313                 80       6.875
     4563743964       Primary             PUD                      360             307              65.62       6.875
     4563793100       Primary             PUD                      360             307              73.53       7.125
     4563869223       Primary             Single Family            360             310              69.81        7.25
     4563907445       Primary             Single Family            360             309              79.87        6.75
     4563990102       Primary             Single Family            360             308              37.53        6.75
     4564052746       Primary             Single Family            360             308              62.96        6.75
     4564085019       Primary             Single Family            360             309              74.78       7.125
     4564137299       Primary             PUD                      360             309              79.99        7.25
     4564144923       Primary             Single Family            360             310              37.24           7
     4564146373       Second Hom          Single Family            360             313              68.46           7
     4564153528       Primary             Single Family            360             310                 75         7.5
     4564206508       Primary             Single Family            360             310              39.75        7.25
     4564235473       Primary             Single Family            360             309                 80       7.125
     4564235952       Primary             Single Family            360             309              70.76       7.625
     4564297051       Primary             Single Family            360             309              65.21       7.375
     4564381145       Primary             Single Family            360             309                 80        7.25
     4564396523       Primary             Condo                    360             311              79.75           7
     4564401232       Primary             Single Family            360             310              56.73        7.25
     4564487389       Primary             Condo                    360             310                 80           7
     4564510115       Primary             PUD                      360             311              84.92           7
     4564528711       Primary             Single Family            360             310              65.95       7.125
     4564530659       Primary             Single Family            360             311              69.46        7.25
     4564588954       Primary             Single Family            360             312              61.76           7
     4564631887       Primary             Single Family            360             310              61.33        7.25
     4564641159       Second Hom          Single Family            360             310              79.23       7.375
     4564641944       Primary             Single Family            360             311               57.3        7.25
     4564707869       Primary             PUD                      360             311              74.28       7.125
     4564746131       Primary             PUD                      360             314              67.76       6.875
     4564776872       Primary             Single Family            360             313              60.35           7
     4564787432       Primary             Single Family            360             313              45.76       6.875
     4564793604       Primary             Single Family            360             313              73.33        6.75
     4564829713       Primary             Single Family            360             311              70.35       7.125
     4564832949       Primary             Single Family            360             313              64.93        7.25
     4564903575       Primary             PUD                      360             311              79.99        7.25
     4565012442       Primary             Single Family            360             314                 75           7
     4565044668       Primary             Single Family            360             312              74.98           7
     4565047570       Primary             PUD                      360             312              73.62       6.875
     4565057942       Primary             PUD                      360             314              52.89        7.25
     4565060698       Primary             Condo                    360             313              46.42        6.75
     4565061225       Primary             Single Family            360             314              79.47           7
     4565062173       Primary             Single Family            360             313                 74       6.875
     4565094424       Primary             Single Family            360             313                 80       6.875
     4565159367       Primary             PUD                      360             315              70.14           7
     4565159847       Primary             Single Family            360             314              77.14       7.375
     4565219328       Primary             Single Family            360             313                 80        6.75
     4565253343       Primary             Condo                    360             313                 80        6.75
     4565261890       Primary             Single Family            360             312              76.75       7.375
     4565314566       Second Hom          Condo                    360             314                 80           7
     4565315233       Primary             Single Family            360             313              66.92       7.125
     4565318450       Primary             Condo                    360             313                 80       6.875
     4565318591       Primary             Single Family            360             314                 80       6.875
     4565323641       Primary             Single Family            360             314              72.72           7
     4565438829       Primary             Single Family            360             314              77.23       6.875
     4565504588       Primary             Single Family            360             320                 80           7
     4565527613       Primary             Single Family            360             320                 75       6.875
     4565580265       Primary             PUD                      360             314              55.17           7
     4565611672       Primary             Single Family            360             316              74.73           7
     4565627108       Primary             Single Family            360             316              58.55       6.875
     4565658483       Primary             Condo                    360             316                 80       6.875
     4565686054       Primary             Single Family            360             316               49.8       6.875
     4565729599       Primary             PUD                      360             317              30.81        6.75
     4565754423       Primary             Single Family            360             317                 75       6.875
     4565786649       Primary             Single Family            360             317              65.57       6.875
     4565852607       Primary             Single Family            360             319              71.54       6.875
     4565867647       Primary             Two Family               360             319                 55       6.875
     4565916113       Primary             Single Family            360             318              53.78       6.875
     4566034031       Primary             Single Family            360             318              62.96       6.875
     4566035293       Primary             Single Family            360             318                 80       6.875
     4566042307       Primary             PUD                      360             321              74.99       6.875
     4566238590       Primary             PUD                      360             317                 80        6.75
     4566283968       Primary             PUD                      360             318                 70       6.875
     4566323830       Primary             Single Family            360             319              24.64       6.875
     4566352045       Primary             PUD                      360             318              45.12       6.875
     4566373736       Primary             PUD                      360             323                 80       6.875
     4566509503       Primary             Single Family            360             318                 80       6.875
     4566728970       Primary             PUD                      360             319              64.79       6.875
     4660937071       Primary             Single Family            360             286                 80        7.25
     4660985351       Primary             Single Family            360             287              81.26        6.75
     4661038630       Primary             PUD                      360             286              77.65       8.375
     4663299669       Primary             Single Family            360             309                 75       7.125
     4663359760       Primary             Single Family            360             307              57.23       6.875
     4663547711       Primary             Single Family            360             308                 70       7.125
     4663650267       Primary             Condo                    360             307                 80         7.5
     4663860999       Primary             PUD                      360             309              63.49       7.125
     4663891952       Primary             PUD                      360             309              78.13           7
     4663908814       Primary             Single Family            360             308               67.4       7.125
     4663984328       Primary             Single Family            360             309              77.64        6.75
     4663998385       Primary             Single Family            360             308                 80        6.75
     4664022987       Primary             PUD                      360             310              77.54       6.875
     4664030949       Primary             Single Family            360             309              55.33       6.875
     4664040047       Primary             PUD                      360             309              51.09        7.25
     4664113901       Primary             Single Family            360             310               49.9           7
     4664297753       Primary             Single Family            360             312                 80       6.875
     4664363852       Primary             Single Family            360             310              44.01           7
     4664398700       Primary             PUD                      360             313              69.56           7
     4664401314       Primary             Single Family            360             312              64.22       6.875
     4664406941       Primary             PUD                      360             311              49.88       6.875
     4664487636       Primary             Single Family            360             309                 80       7.125
     4664509488       Primary             Single Family            360             313              89.91       6.875
     4664521038       Primary             Single Family            360             310               78.2        7.25
     4664524560       Primary             Single Family            360             311                 75       7.125
     4664569276       Primary             Single Family            360             310              69.92           7
     4664588557       Primary             Single Family            360             311              76.29        7.25
     4664626464       Primary             Single Family            360             310              73.07        7.25
     4664638311       Primary             Single Family            360             310              79.62        7.25
     4664652072       Primary             Single Family            360             312              63.08        7.25
     4664676196       Primary             Single Family            360             312                 75           7
     4664681691       Primary             PUD                      360             313              72.93        6.75
     4664690460       Primary             Single Family            360             314              35.29           7
     4664706340       Primary             PUD                      360             310              79.99        7.25
     4664783760       Primary             Single Family            360             313                 80        6.75
     4664828334       Primary             PUD                      360             312                 80       6.875
     4664829597       Primary             Two Family               360             311                 80           7
     4665009918       Primary             Single Family            360             315               77.5       6.875
     4665010569       Primary             Single Family            360             314              57.14       7.125
     4665017051       Primary             Single Family            360             315              73.16       6.875
     4665057859       Primary             Condo                    360             314              56.87       6.875
     4665064046       Primary             Single Family            360             313                 56       6.875
     4665193464       Primary             PUD                      360             316              67.64        6.75
     4665272193       Primary             Condo                    360             313                 80           7
     4665285955       Primary             PUD                      360             313                 95       6.875
     4665296036       Primary             Single Family            360             314                 70       7.375
     4665314813       Primary             Single Family            360             313              74.57           7
     4665324671       Primary             PUD                      360             314              79.99           7
     4665380434       Primary             Single Family            360             315              69.62       7.125
     4665403095       Primary             Single Family            360             315              72.22       7.125
     4665405702       Primary             Single Family            360             315               54.6       7.125
     4665410728       Primary             Single Family            360             316                 75       7.375
     4665515674       Primary             Single Family            360             315              75.55       7.125
     4665620839       Primary             Condo                    360             315              94.98       6.875
     4665690519       Primary             Single Family            360             315                 80       6.875
     4665839983       Primary             Single Family            360             318              63.04           7
     4665867380       Primary             Single Family            360             318              71.04       6.875
     4665962207       Primary             Condo                    360             317                 80       6.875
     4666032299       Primary             Single Family            360             318              79.96       6.875
     4666050622       Primary             Single Family            360             320              43.74           7
     4666067006       Primary             Single Family            360             318                 80       6.875
     4666173390       Primary             Single Family            360             321              74.07       6.875
     4666374006       Primary             Single Family            360             318              69.89       6.875
     4710531320       Primary             PUD                      360             298              72.53       7.875
     4760939902       Primary             Single Family            360             286                 95       7.625
     4763082668       Primary             PUD                      360             314              79.98        7.25
     4763616325       Primary             Single Family            360             308                 80       6.875
     4763890433       Primary             Single Family            360             309              52.57           7
     4763910496       Primary             Single Family            360             309              41.05       6.875
     4763959121       Primary             Single Family            360             321              54.42       6.875
     4763983733       Primary             PUD                      360             308                 75        6.75
     4764025831       Primary             PUD                      360             309                 90         7.5
     4764053403       Primary             Single Family            360             309              74.07       7.125
     4764056596       Primary             Single Family            360             308                 80           7
     4764064558       Primary             Single Family            360             309              44.44        6.75
     4764128239       Primary             PUD                      360             310              66.17       6.875
     4764141976       Primary             Single Family            360             310              79.99           7
     4764200814       Primary             Single Family            360             310              89.97       7.125
     4764299287       Primary             Single Family            360             312                 80           7
     4764377547       Primary             PUD                      360             309              77.04         7.5
     4764497600       Primary             Single Family            360             310              58.82           7
     4764512341       Primary             Single Family            360             310                 80         7.5
     4764528537       Primary             Single Family            360             312               79.2           7
     4764552529       Primary             Single Family            360             310                 80        7.25
     4764572899       Primary             Single Family            360             310              58.82       6.875
     4764575975       Primary             Single Family            360             312              46.28       6.875
     4764631877       Primary             Condo                    360             311              77.12           7
     4764641009       Primary             Single Family            360             310                 80       7.125
     4764679496       Primary             Single Family            360             313              47.75       6.875
     4764690998       Primary             Single Family            360             313              73.57       6.875
     4764705929       Primary             Single Family            360             315              57.02           7
     4764746121       Primary             Single Family            360             312              65.96        6.75
     4764783843       Primary             Single Family            360             314              56.14       6.875
     4764784171       Primary             Single Family            360             313                 64        6.75
     4764784486       Primary             Single Family            360             314              36.54       6.875
     4764785947       Primary             Single Family            360             312              65.45        6.75
     4764797595       Primary             PUD                      360             314                 80           7
     4764797769       Primary             PUD                      360             314              77.02           7
     4764825818       Primary             Single Family            360             313                 72       6.875
     4764897114       Primary             Single Family            360             313                 80        7.25
     4764916674       Primary             Single Family            360             319               58.3       6.875
     4765004470       Primary             Single Family            360             312              71.03           7
     4765062338       Primary             Single Family            360             313              79.15       6.875
     4765067659       Primary             PUD                      360             314              89.99       6.875
     4765096658       Second Hom          PUD                      360             313                 80        7.25
     4765110301       Primary             Single Family            360             315              78.61       7.125
     4765112851       Primary             PUD                      360             314               78.3       7.125
     4765182367       Primary             PUD                      360             316              54.67       7.125
     4765220308       Primary             Single Family            360             312               74.5        7.25
     4765245685       Primary             PUD                      360             313                 75       7.125
     4765251857       Primary             PUD                      360             315              52.63        7.25
     4765256245       Primary             Single Family            360             313                 76        7.25
     4765284916       Primary             Single Family            360             314              78.26       6.875
     4765316650       Primary             Single Family            360             314              67.65           7
     4765316791       Primary             Single Family            360             313              70.35       6.875
     4765326683       Primary             Single Family            360             313                 80        6.75
     4765440617       Primary             Single Family            360             315              52.63       6.875
     4765531472       Primary             Single Family            360             314                 80       6.875
     4765686979       Primary             Single Family            360             316              57.68       6.875
     4765786290       Primary             Single Family            360             317                 80       6.875
     4765841418       Primary             Single Family            360             318               77.1           7
     4765852084       Primary             Single Family            360             318              73.88       6.875
     4765895174       Primary             PUD                      360             318              57.27       6.875
     4765895208       Primary             Single Family            360             318              64.76       7.125
     4765897584       Primary             Single Family            360             318                 80       6.875
     4766070629       Primary             Single Family            360             321              61.61       6.875
     4766102539       Primary             Single Family            360             315                 80       6.875
     4766240867       Primary             PUD                      360             318              74.99        6.75
     4766370813       Primary             Single Family            360             317              86.57       6.875
     4766505608       Primary             Condo                    360             318                 80       7.125
     4766506242       Primary             PUD                      360             317                 80       6.875
     4766681227       Primary             Single Family            360             319              69.89       6.875
     4766740965       Primary             Single Family            360             320              69.33           7
     4766743423       Primary             PUD                      360             319              71.57       6.875
     4863785186       Primary             Single Family            360             311              47.28           7
     4863991917       Primary             Single Family            360             309                 70        6.75
     4863999662       Primary             Single Family            360             309              51.21        6.75
     4864049418       Primary             PUD                      360             308                 80         7.5
     4864056223       Primary             Single Family            360             309              66.66           7
     4864063039       Primary             Single Family            180             128                 40        6.75
     4864085057       Primary             PUD                      360             308              73.91       6.875
     4864151800       Primary             Single Family            360             310              76.02           7
     4864153251       Primary             PUD                      360             310              79.99       6.875
     4864170578       Primary             Single Family            360             309              79.76       6.875
     4864172194       Primary             Single Family            360             310                 75       7.125
     4864203296       Primary             Single Family            360             310              79.96       7.375
     4864303740       Primary             Condo                    360             311              60.18       6.875
     4864376951       Primary             Single Family            360             309              76.25        7.25
     4864397718       Primary             Single Family            360             311              72.63       7.375
     4864400157       Primary             PUD                      360             311              40.94        7.25
     4864461548       Primary             PUD                      360             311              23.66       7.375
     4864493939       Primary             Single Family            360             310              64.86           7
     4864496676       Primary             Single Family            360             309                 80        7.25
     4864498292       Primary             Single Family            360             313              64.77           7
     4864527017       Primary             Condo                    360             310                 80        7.25
     4864571684       Primary             Single Family            360             312              68.73       6.875
     4864574316       Primary             Single Family            360             310              62.06        7.25
     4864588688       Primary             Single Family            360             312                 80       7.125
     4864642824       Primary             Single Family            360             311                 80        7.25
     4864699667       Primary             Single Family            360             311              70.27       7.375
     4864747466       Primary             Single Family            360             314              72.85       6.875
     4864767415       Primary             Single Family            360             314                 75        6.75
     4864776804       Primary             Single Family            360             312              70.42        6.75
     4864788932       Primary             Single Family            360             313                 80       6.875
     4864797701       Primary             PUD                      360             314              65.42        7.25
     4864834777       Primary             Single Family            360             314                 80           7
     4864904620       Primary             Single Family            360             311              64.15       7.375
     4864963915       Primary             PUD                      360             313                 75       6.875
     4864964558       Primary             Condo                    360             315              74.25       6.875
     4864972031       Primary             Single Family            360             319                 50        6.75
     4865011532       Primary             PUD                      360             314              64.88       7.375
     4865042941       Primary             PUD                      360             312              72.34        7.25
     4865065462       Primary             Single Family            360             313                 75       6.875
     4865069522       Primary             Condo                    360             313              77.98           7
     4865070173       Primary             Single Family            360             313                 80       6.875
     4865070207       Primary             Single Family            360             314                 80       7.125
     4865075529       Primary             Condo                    360             313                 90        6.75
     4865098976       Primary             Single Family            360             312                 75       6.875
     4865215950       Primary             PUD                      360             313               68.8        7.25
     4865232658       Primary             Single Family            360             313                 74       6.875
     4865255824       Primary             Single Family            360             314              70.42       6.875
     4865256772       Primary             Single Family            360             314                 75       6.875
     4865283222       Primary             PUD                      360             314              61.72       6.875
     4865286449       Primary             PUD                      360             314              79.67       6.875
     4865314324       Primary             Single Family            360             314                 80       6.875
     4865322392       Primary             Single Family            360             313                 80        6.75
     4865325643       Primary             Single Family            360             313               52.5       6.875
     4865325783       Primary             PUD                      360             314              75.61           7
     4865326005       Primary             Single Family            360             313                 75       6.875
     4865335360       Primary             PUD                      360             314                 80       6.875
     4865337770       Primary             PUD                      360             314              89.97       6.875
     4865470787       Primary             Single Family            360             317              61.63       6.875
     4865513420       Primary             PUD                      360             315              79.99       7.125
     4865514378       Primary             Two Family               360             315              48.42        7.25
     4865578530       Primary             Single Family            360             314              61.78           7
     4865581930       Primary             PUD                      360             315                 80       7.125
     4865612073       Primary             Single Family            360             315              68.37       6.875
     4865640264       Primary             PUD                      360             319              61.38       6.875
     4865642989       Primary             Single Family            360             318                 75        6.75
     4865663126       Primary             Single Family            360             317              49.67       6.875
     4865669115       Primary             Single Family            360             314                 80       7.125
     4865777322       Primary             Single Family            360             319               56.4       6.875
     4865792230       Primary             Single Family            360             317              54.56       6.875
     4865858809       Primary             Single Family            360             318              79.31       6.875
     4865860607       Primary             Single Family            360             318                 80       6.875
     4865924114       Primary             Single Family            360             318               70.2       6.875
     4865924874       Primary             Single Family            360             317              89.97           7
     4865933479       Primary             Condo                    360             318               60.3        6.75
     4865955183       Primary             Single Family            360             319              57.77       6.875
     4865961975       Primary             Single Family            360             318              70.87       6.875
     4866034418       Primary             Single Family            360             319              74.41       6.875
     4866134523       Second Hom          Single Family            360             318              68.99       6.875
     4866188313       Primary             PUD                      360             317              89.74       6.875
     4866285481       Primary             Single Family            360             316                 80       6.875
     4866321807       Primary             Single Family            360             319              55.89       6.875
     4866428990       Primary             PUD                      360             318              55.76           7
     4866540653       Primary             Single Family            360             320              45.71       6.875
     4866676119       Primary             Single Family            360             319              49.33       6.875
     4960933424       Primary             PUD                      360             286              69.77        7.25
     4963080249       Primary             Single Family            360             310              73.77        7.25
     4963684826       Primary             Single Family            360             310                 95         7.5
     4963892353       Primary             PUD                      360             309              79.99         7.5
     4963908852       Primary             Single Family            360             309              29.37           7
     4963985173       Primary             PUD                      360             309               62.5        7.25
     4963992328       Primary             Single Family            360             308                 80        6.75
     4963992948       Primary             Single Family            360             308                 80        6.75
     4964114138       Primary             Single Family            360             309              26.36       7.375
     4964132437       Primary             Condo                    360             311              65.14           7
     4964193488       Primary             Single Family            360             309              42.96       7.375
     4964198834       Primary             Single Family            360             310               39.4       7.125
     4964234647       Primary             PUD                      360             309                 80       7.375
     4964235768       Second Hom          Single Family            360             310              53.57       7.625
     4964364733       Second Hom          PUD                      360             312              74.34           7
     4964397006       Primary             PUD                      360             310              57.14       6.875
     4964495156       Primary             Single Family            360             310                 80        7.25
     4964526562       Primary             Single Family            360             315              22.76           7
     4964569653       Primary             PUD                      360             310                 80       7.125
     4964570503       Primary             Single Family            360             310                 80           7
     4964571287       Primary             Single Family            360             311              64.81         7.5
     4964575205       Primary             Single Family            360             311                 80       7.375
     4964588315       Primary             Single Family            360             312              65.96           7
     4964593331       Primary             PUD                      360             313                 75        7.25
     4964622643       Second Hom          PUD                      360             310              41.75         7.5
     4964640322       Primary             Single Family            360             311               70.4        7.25
     4964676268       Primary             Single Family            360             312              79.22           7
     4964707840       Primary             Single Family            360             311                 80       6.875
     4964720967       Primary             Condo                    360             310              89.88       6.875
     4964794368       Primary             Single Family            360             313              64.94        7.25
     4964796017       Primary             Single Family            360             312                 80        6.75
     4964800702       Primary             Single Family            360             314              75.69       6.875
     4964906947       Primary             Condo                    360             311                 80        7.25
     4964916359       Primary             Single Family            360             319                 80       6.875
     4964947933       Primary             Single Family            360             313              78.04       6.875
     4965009162       Primary             Single Family            360             314                 80           7
     4965060199       Primary             Single Family            360             313              59.75       6.875
     4965060983       Primary             Single Family            360             314                 80       6.875
     4965065370       Primary             Single Family            360             314              76.85       6.875
     4965159207       Primary             Condo                    360             314                 60       7.125
     4965197082       Primary             PUD                      360             318              77.81        6.75
     4965201157       Primary             Single Family            360             312              76.92           7
     4965232392       Primary             PUD                      360             313              79.99           7
     4965283924       Primary             PUD                      360             315               72.7       7.125
     4965284088       Primary             Single Family            360             313              63.66        7.25
     4965285713       Primary             Single Family            360             315              71.42       7.125
     4965303987       Primary             Single Family            360             314              53.16       7.125
     4965324264       Primary             Condo                    360             313              67.61       6.875
     4965355987       Primary             Single Family            360             315               74.5       7.125
     4965405600       Primary             Single Family            360             314               61.4       6.875
     4965510730       Primary             Single Family            360             317                 90       6.875
     4965522693       Primary             Single Family            360             319              67.27       6.875
     4965574389       Primary             Single Family            360             315              72.72       6.875
     4965620901       Primary             Single Family            360             315              50.71       7.125
     4965663174       Primary             Condo                    360             317              61.46       6.875
     4965756333       Primary             Single Family            360             317                 70           7
     4965855010       Primary             Single Family            360             319                 80           7
     4965856927       Primary             Single Family            360             319              89.98       6.875
     4965894498       Primary             PUD                      360             318              79.48       6.875
     4965896931       Primary             PUD                      360             319              72.13       6.875
     4966033039       Primary             Single Family            360             319                 75           7
     4966286850       Second Hom          Single Family            360             317              64.43           7
     4966344683       Primary             PUD                      360             317                 80           7
     4966387633       Primary             Single Family            360             319              89.99       6.875
     4966616544       Primary             PUD                      360             320              68.62           7
     5000033901       Primary             Single Family            360             321              78.26       6.875
     5000034412       Primary             Single Family            360             322              57.42        6.75
     5000046606       Primary             PUD                      360             321              79.99       6.875
     5000046804       Primary             PUD                      360             320                 90       6.875
     5000048073       Primary             PUD                      360             320              55.55       6.875
     5000050574       Primary             PUD                      360             321              79.87        6.75
     5000055011       Primary             Single Family            360             322                 80        6.75
     5000065556       Primary             Single Family            360             321              73.41       6.875
     5000066463       Primary             Single Family            360             322              89.99       6.875
     5000069574       Primary             Single Family            360             321              74.48       6.875
     5000086289       Primary             Single Family            360             322                 80       6.875
     5000090968       Primary             Single Family            360             321              70.58        6.75
     5000094549       Primary             PUD                      360             321              60.38       6.875
     5000113083       Primary             Single Family            360             322              63.07       7.125
     5000114834       Primary             Condo                    360             324              58.91        6.75
     5000115609       Primary             Single Family            360             321              73.54        6.75
     5000119585       Primary             Single Family            360             322              89.94       6.875
     5000119999       Primary             PUD                      360             322              49.33       6.875
     5000120187       Primary             Single Family            360             323                 80       7.125
     5000124650       Primary             Single Family            360             322              86.58           7
     5000126564       Primary             Single Family            360             322              28.48       6.875
     5000126796       Primary             Single Family            360             321              74.74       6.875
     5000126960       Second Hom          Condo                    360             321              70.27       6.875
     5000129428       Primary             Single Family            360             321              50.32       6.875
     5000129832       Primary             Single Family            360             322                 80       6.875
     5000132802       Primary             Single Family            360             323              67.36           7
     5000156173       Primary             PUD                      360             321              79.62           7
     5000162676       Primary             Single Family            360             321              54.76       6.875
     5000162684       Second Hom          PUD                      360             322              26.93       6.875
     5000164250       Primary             PUD                      360             322               73.6       6.875
     5000164755       Primary             Single Family            360             321              51.69       6.875
     5000175702       Primary             Condo                    360             321                 80           7
     5000178631       Primary             Single Family            360             322              64.54       6.875
     5000185149       Primary             Single Family            360             322              55.58       6.875
     5000189539       Primary             Single Family            360             322                 75       6.875
     5000199728       Primary             Single Family            360             321                 80       6.875
     5000202696       Primary             PUD                      360             323              79.99           7
     5000234327       Primary             PUD                      360             323              48.61       6.875
     5000234640       Primary             PUD                      360             322              64.76       6.875
     5000235944       Primary             Single Family            360             323              38.46       6.875
     5000236298       Primary             Single Family            360             322              44.21       6.875
     5000236439       Second Hom          Single Family            360             322              32.54       6.875
     5000242346       Primary             Single Family            360             322              58.51       6.875
     5000242551       Primary             Single Family            360             323              58.72       6.875
     5000245141       Primary             Single Family            360             322              65.81       6.875
     5000250604       Primary             Single Family            360             321              45.57       6.875
     5000251545       Primary             Single Family            360             321                 80       6.875
     5000252766       Primary             Single Family            360             321              71.42        6.75
     5000254168       Primary             PUD                      360             322              89.86       6.875
     5000254200       Primary             Single Family            360             321                 49       6.875
     5000254861       Primary             Single Family            360             322                 26       6.875
     5000260611       Primary             PUD                      360             321                 80       6.875
     5000262948       Primary             Single Family            360             320              63.63       6.875
     5000265131       Primary             Single Family            360             321               54.7           7
     5000265826       Primary             Single Family            360             321              46.27       6.875
     5000267780       Primary             PUD                      360             320               46.8       6.875
     5000268606       Primary             Single Family            360             321              62.06       6.875
     5000268747       Primary             Single Family            360             321              63.63       6.875
     5000268820       Primary             Single Family            360             320              55.45       6.875
     5000269059       Primary             Condo                    360             320               72.3       6.875
     5000269984       Primary             Single Family            360             320               60.5       6.875
     5000271717       Primary             PUD                      360             321              71.55       6.875
     5000271741       Primary             PUD                      360             320                 80       6.875
     5000274174       Primary             Single Family            360             321               77.5           7
     5000274265       Primary             Single Family            360             321              52.38       6.875
     5000274422       Primary             Single Family            360             321              70.81       6.875
     5000274638       Primary             Condo                    360             321              53.73       7.125
     5000320191       Primary             Single Family            360             320                 80       6.875
     5000350552       Primary             Single Family            360             321              83.58       6.875
     5000350842       Second Hom          PUD                      360             322              68.25       6.875
     5000357805       Second Hom          Single Family            360             321                 80       6.875
     5000361435       Primary             Single Family            360             323                 90           7
     5000361633       Primary             Single Family            360             321              62.81       7.125
     5000362136       Primary             Single Family            360             323                 80       6.875
     5000369461       Primary             Single Family            360             321                 90       6.875
     5000371335       Primary             Single Family            360             322                 80       6.875
     5000374057       Primary             Condo High Rise          360             323              59.82       6.875
     5000374412       Primary             PUD                      360             324              79.91        6.75
     5000374495       Primary             Single Family            360             325                 90         7.5
     5000375963       Primary             Single Family            360             322                 90       7.125
     5000379379       Primary             Single Family            360             324                 80       6.875
     5000387521       Primary             Single Family            360             321              69.42       6.875
     5000387687       Primary             Single Family            360             321              79.23       6.875
     5000395730       Primary             PUD                      360             321              72.16           7
     5000396498       Primary             PUD                      360             321              75.12       6.875
     5000396654       Primary             Single Family            360             321                 68       6.875
     5000405471       Primary             PUD                      360             320                 80       6.875
     5000405919       Primary             Single Family            360             322              79.29           7
     5000410117       Primary             Single Family            360             320               67.7       6.875
     5000428150       Primary             Single Family            360             322                 80       6.875
     5000428598       Primary             PUD                      360             321              70.76        7.25
     5000438480       Primary             PUD                      360             320              79.99       6.875
     5000450196       Primary             PUD                      360             321                 80       7.125
     5000459155       Primary             Single Family            360             322                 70       7.125
     5000469519       Primary             PUD                      360             321              67.69        6.75
     5000471531       Primary             Single Family            360             323                 80           7
     5000481829       Primary             PUD                      360             321               75.3        7.25
     5000496199       Primary             PUD                      360             320              73.75        6.75
     5000534288       Primary             Single Family            360             322              73.38        6.75
     5000535335       Primary             Single Family            360             322                 80       6.875
     5000536903       Primary             Single Family            360             322                 70       7.125
     5000560457       Primary             Single Family            360             321              79.36       6.875
     5000561661       Primary             Single Family            360             323              79.38       6.875
     5000563543       Primary             Single Family            360             323               67.1       6.875
     5000563915       Primary             Single Family            360             322              61.53           7
     5000571827       Primary             Single Family            360             322              84.99           7
     5000572015       Primary             Single Family            360             322              74.11       6.875
     5000575653       Primary             Condo High Rise          360             322                 75           7
     5000583376       Primary             Single Family            360             324              38.43           7
     5000584622       Primary             Single Family            360             322                 80           7
     5000590363       Primary             PUD                      360             322                 75        7.25
     5000590991       Primary             PUD                      360             322                 80       6.875
     5000592187       Primary             PUD                      360             322                 80       6.875
     5000592484       Primary             Condo                    360             322              55.31           7
     5000594084       Primary             Condo                    360             322                 80       6.875
     5000599687       Primary             PUD                      360             322                 80        7.25
     5000602424       Primary             PUD                      360             322              74.37       6.875
     5000610955       Primary             Single Family            360             321              69.47       6.875
     5000616051       Primary             Single Family            360             322              68.96       6.875
     5000689017       Second Hom          PUD                      360             323              79.99       6.875
     5000744523       Primary             Single Family            360             322              33.18       6.875
     5000800630       Primary             PUD                      360             322              64.36        6.75
     5000801463       Second Hom          Condo                    360             322                 80        6.75
     5000802032       Second Hom          PUD                      360             323              60.83           7
     5000839844       Primary             Condo                    360             322                 80       7.125
     5000845775       Primary             PUD                      360             323              79.99       6.875
     6011988810       Primary             Single Family            360             331              79.96       7.875
     6020213176       Primary             PUD                      360             324                 70       7.125
     6047414609       Primary             Single Family            360             337               89.4       8.625
     6061879489       Primary             Single Family            360             324               77.5           7
     6072090605       Second Hom          Condo                    360             323              61.53        6.75
     6119850151       Primary             Single Family            360             323                 80           7
     6161815854       Primary             Condo                    360             324              76.56           7
     6164462530       Primary             PUD                      360             323              79.99       6.875
     6167558292       Primary             Single Family            360             324                 75           7
     6228371024       Primary             Single Family            360             323               58.4       6.875
     6249321289       Primary             Single Family            360             324              69.23       7.125
     6264557981       Primary             Single Family            360             322                 74        6.75
     6266081360       Primary             Single Family            360             324                 75           7
     6324491858       Primary             Single Family            360             323              94.99       7.125
     6324689964       Primary             Single Family            360             323              61.03           7
     6355398493       Primary             Single Family            360             323              79.03           7
     6407184479       Primary             PUD                      360             324              79.96       6.875
     6445036699       Primary             PUD                      360             324              50.17       6.875
     6464675724       Primary             Single Family            360             324              80.64       6.875
     6487530179       Primary             Single Family            360             325                 80        7.25
     6492642399       Primary             Single Family            360             324                 75       6.875
     6494284950       Primary             PUD                      360             325              79.99       7.125
     6494391672       Primary             Single Family            360             323              66.72       6.875
     6547642642       Primary             Single Family            360             324                 80         6.5
     6565831507       Second Hom          Single Family            360             324                 80       7.125
     6569746875       Primary             Single Family            360             324              51.39       7.125
     6575032336       Primary             Single Family            360             327                 80       7.625
     6577480475       Primary             Single Family            360             323                 80       6.875
     6586885839       Primary             PUD                      360             325              79.94        6.75
     6619568063       Primary             Single Family            360             324                 80       6.875
     6643354282       Primary             Single Family            360             328                 90        7.75
     6644752070       Primary             Single Family            360             323               68.8           7
     6646182219       Primary             Single Family            360             326              41.88        6.75
     6666208381       Primary             Single Family            360             324                 80       6.875
     6687996394       Primary             Single Family            360             327              33.33        7.75
     6712590436       Primary             Single Family            360             325              75.68       7.125
     6723606924       Primary             Single Family            360             324                 70       6.875
     6729012630       Primary             Single Family            360             323              75.37           7
     6797336036       Primary             PUD                      360             323              78.43        6.75
     6809791699       Primary             PUD                      360             323              61.83           7
     6903174974       Primary             PUD                      360             329              88.88        7.75
     6909420900       Primary             Single Family            360             324                 80       6.875
     6959409654       Primary             PUD                      360             324                 80       7.125
     6959791457       Primary             Condo High Rise          120             88               37.03       7.875
     6988877129       Second Hom          PUD                      360             323              78.85           7
     6991835387       Primary             Single Family            360             323              29.62       6.875
      10135663        Primary             Single Family            360             355               83.6           6
      10143535        Primary             Single Family            346             343              77.89        6.75
      11672243        Investor            Condo                    360             357              74.88       6.875
      11703303        Primary             Single Family            360             355                 75       7.125
      11720703        Primary             Single Family            360             356               73.9        6.75

(TABLE CONTINUED)

   Account Number      First Pymt Date  Due Date        Maturity Date    PI      Paid to Date         Original Balance

     4060939321              6/1/96    7/1/02              5/1/26       2782.26     6/1/02                  484500
     4062319548              6/1/98    7/1/02              5/1/28        2245.4     6/1/02                  337500
     4063376612              4/1/99    7/1/02              3/1/29       2220.42     6/1/02                  338000
     4063382586              9/1/98    7/1/02              8/1/28       6897.76     6/1/02                 1050000
     4063535191              9/1/98    7/1/02              8/1/28        3060.4     6/1/02                  460000
     4063617486              3/1/98    7/1/02              2/1/28       2358.02     6/1/02                  350000
     4063727202              3/1/98    8/1/02              2/1/28       2728.71     7/1/02                  400000
     4063991113              5/1/98    7/1/02              4/1/28       1701.99     6/1/02                 1000000
     4064001136              5/1/98    7/1/02              4/1/28        2155.9     6/1/02                  320000
     4064027834              5/1/98    7/1/02              4/1/28       2601.44     6/1/02                  396000
     4064053442              5/1/98    7/1/02              4/1/28       2993.87     6/1/02                  450000
     4064136544              6/1/98    7/1/02              5/1/28       3646.77     6/1/02                  528000
     4064143359              6/1/98    7/1/02              5/1/28       2262.03     6/1/02                  340000
     4064169743              4/1/98    7/1/02              3/1/28       3074.36     6/1/02                  474000
     4064254644              5/1/98    7/1/02              4/1/28       3632.15     6/1/02                  560000
     4064293535              6/1/98    7/1/02              5/1/28       3138.02     6/1/02                  460000
     4064332390             12/1/98    7/1/02             11/1/28       2135.02     6/1/02                  325000
     4064482880              8/1/98    7/1/02              7/1/28        2864.6     6/1/02                  419920
     4064486774              6/1/98    7/1/02              5/1/28       2577.14     6/1/02                  392300
     4064494422              6/1/98    7/1/02              5/1/28       4862.36     6/1/02                  704000
     4064506381              8/1/98    7/1/02              7/1/28       2741.05     6/1/02                  412000
     4064551924              7/1/98    7/1/02              6/1/28       3552.91     6/1/02                  576000
     4064638127              6/1/98    7/1/02              5/1/28        3479.1     6/1/02                  510000
     4064638887              7/1/98    7/1/02              6/1/28       2551.44     6/1/02                  383500
     4064676820              8/1/98    7/1/02              7/1/28        2295.3     6/1/02                  345000
     4064679873             10/1/98    7/1/02              9/1/28       3192.14     6/1/02                  600000
     4064691258             10/1/98    7/1/02              9/1/28       2706.55     6/1/02                  412000
     4064696091              9/1/98    7/1/02              8/1/28        4171.5     6/1/02                  635000
     4064700950              6/1/98    7/1/02              5/1/28       3751.97     6/1/02                  550000
     4064778246              9/1/98    7/1/02              8/1/28       3486.01     6/1/02                  530652
     4064789565              9/1/98    7/1/02              8/1/28       3397.97     6/1/02                  517250
     4064835269              9/1/98    7/1/02              8/1/28       6569.29     6/1/02                 1000000
     4064893128              9/1/98    7/1/02              8/1/28        6236.8     6/1/02                  903000
     4064915459              1/1/99    7/1/02             12/1/28       2172.81     6/1/02                  335000
     4065044556              8/1/98    7/1/02              7/1/28       2046.42     6/1/02                  303750
     4065062715              9/1/98    7/1/02              8/1/28       3234.89     6/1/02                  498750
     4065180780              5/1/99    7/1/02              4/1/29       2661.21     6/1/02                  400000
     4065199749              8/1/98    7/1/02              7/1/28        2621.3     6/1/02                  394000
     4065200737              9/1/98    7/1/02              8/1/28       2095.71     6/1/02                  315000
     4065215800              9/1/98    7/1/02              8/1/28        2270.1     6/1/02                  350000
     4065222137              9/1/98    7/1/02              8/1/28       2983.56     6/1/02                  460000
     4065228266              8/1/98    7/1/02              7/1/28          2501     6/1/02                  385600
     4065230718              9/1/98    7/1/02              8/1/28       2128.45     6/1/02                  324000
     4065258412              9/1/98    7/1/02              8/1/28       2388.44     6/1/02                  359000
     4065259220              9/1/98    7/1/02              8/1/28       4989.77     6/1/02                  750000
     4065301824             10/1/98    7/1/02              9/1/28       2660.49     6/1/02                  390000
     4065313472              9/1/98    7/1/02              8/1/28       3580.27     6/1/02                  552000
     4065334684              9/1/98    7/1/02              8/1/28       3191.11     6/1/02                  492000
     4065403869             10/1/98    7/1/02              9/1/28       3193.46     6/1/02                  480000
     4065440341             10/1/98    7/1/02              9/1/28       3110.73     6/1/02                  456000
     4065491229             12/1/98    7/1/02             11/1/28       2270.35     6/1/02                  345600
     4065531719             10/1/98    7/1/02              9/1/28       3880.62     6/1/02                  576000
     4065543052             10/1/98    9/1/02              9/1/28       2128.97     8/1/02                  320000
     4065610927              1/1/99    7/1/02             12/1/28       3100.31     6/1/02                  466000
     4065760284              1/1/99    7/1/02             12/1/28       5803.11     6/1/02                  872250
     4065761605              1/1/99    7/1/02             12/1/28       5321.13     6/1/02                  810000
     4065777932              4/1/99    7/1/02              3/1/29       3120.42     6/1/02                  475000
     4065852321              2/1/99    7/1/02              1/1/29       2036.48     6/1/02                  310000
     4065864284              6/1/99    7/1/02              5/1/29       3160.19     6/1/02                  475000
     4065867055              2/1/99    7/1/02              1/1/29       2062.76     6/1/02                  314000
     4065929731              4/1/99    7/1/02              3/1/29       3186.11     6/1/02                  485000
     4065963300              4/1/99    7/1/02              3/1/29       2170.55     6/1/02                  326250
     4066291818              1/1/99    7/1/02             12/1/28       2341.87     6/1/02                  352000
     4066385891              2/1/99    7/1/02              1/1/29       2911.51     6/1/02                  443200
     4066387541              4/1/99    7/1/02              3/1/29       3126.93     6/1/02                  470000
     4066540644              4/1/99    7/1/02              3/1/29       2759.11     6/1/02                  420000
     4066661341              3/1/99    7/1/02              2/1/29       3197.61     6/1/02                  486750
     4066675606              4/1/99    7/1/02              3/1/29          3081     6/1/02                  469000
     4066675911              5/1/99    7/1/02              4/1/29        2588.3     6/1/02                  394000
     4066678345              3/1/99    7/1/02              2/1/29       2215.46     6/1/02                  333000
     4066678485              4/1/99    7/1/02              3/1/29       3991.82     6/1/02                  600000
     4066743321              2/1/99    7/1/02              1/1/29       2218.45     6/1/02                  337700
     4066752686              4/1/99    7/1/02              3/1/29        2332.1     6/1/02                  355000
     4160824225              6/1/96    12/1/02             5/1/26       2797.59    11/1/02                  390500
     4161326725              3/1/97    7/1/02              2/1/27       3045.78     6/1/02                  435600
     4163684386              5/1/98    7/1/02              4/1/28       2271.65     6/1/02                  333000
     4163785118              6/1/98    7/1/02              5/1/28        2141.1     6/1/02                  310000
     4163844717              5/1/98    7/1/02              4/1/28       2305.76     6/1/02                  338000
     4163878418              4/1/98    7/1/02              3/1/28       10675.1     6/1/02                 1625000
     4163903182              5/1/98    7/1/02              4/1/28       2142.04     6/1/02                  314000
     4163909825              9/1/98    7/1/02              8/1/28       4153.73     6/1/02                  632295
     4164019558              4/1/98    7/1/02              3/1/28       2432.25     6/1/02                  375000
     4164019723              5/1/98    7/1/02              4/1/28       6737.19     6/1/02                 1000000
     4164031694              5/1/98    7/1/02              4/1/28       2474.93     6/1/02                  372000
     4164031959              5/1/98    8/1/02              4/1/28       4457.53     7/1/02                  670000
     4164041362              5/1/98    8/1/02              4/1/28       4845.39     7/1/02                  719200
     4164049050              5/1/98    7/1/02              4/1/28        2044.4     6/1/02                  303450
     4164049761              4/1/98    7/1/02              3/1/28       3007.17     6/1/02                  452000
     4164051338              5/1/98    7/1/02              4/1/28       5879.52     6/1/02                  895000
     4164053219              5/1/98    7/1/02              4/1/28       4775.24     6/1/02                  700000
     4164063382              5/1/98    7/1/02              4/1/28       3098.98     6/1/02                  465800
     4164063697              5/1/98    8/1/02              4/1/28       2914.03     7/1/02                  438000
     4164066013             10/1/98    7/1/02              9/1/28       3941.58     6/1/02                  600000
     4164066328              5/1/98    7/1/02              4/1/28       4786.66     6/1/02                  738000
     4164090534              5/1/98    7/1/02              4/1/28       2310.86     6/1/02                  343000
     4164100481              2/1/99    7/1/02              1/1/29       2237.67     6/1/02                  345000
     4164109102              4/1/98    7/1/02              3/1/28       1028.88     6/1/02                  400000
     4164110316              5/1/98    7/1/02              4/1/28       2569.32     6/1/02                  372000
     4164116446              5/1/98    7/1/02              4/1/28       2008.89     6/1/02                  301950
     4164127997              5/1/98    7/1/02              4/1/28       4379.18     6/1/02                  650000
     4164143887              6/1/98    7/1/02              5/1/28        2725.3     6/1/02                  399500
     4164264618              5/1/98    7/1/02              4/1/28       2741.99     6/1/02                 1000000
     4164291116              7/1/98    7/1/02              6/1/28       4347.85     6/1/02                  645350
     4164297162              7/1/98    7/1/02              6/1/28       2073.09     6/1/02                  311600
     4164297501              6/1/98    7/1/02              5/1/28       4917.61     6/1/02                  712000
     4164377972              5/1/98    8/1/02              4/1/28        2594.4     7/1/02                  400000
     4164393805              8/1/98    7/1/02              7/1/28       4257.94     6/1/02                  640000
     4164404735              7/1/98    7/1/02              6/1/28       3305.67     6/1/02                  503200
     4164408934              5/1/98    7/1/02              4/1/28       2144.11     6/1/02                  318250
     4164485080              5/1/98    7/1/02              4/1/28       3526.11     6/1/02                  530000
     4164487573              6/1/98    7/1/02              5/1/28       6276.03     6/1/02                  920000
     4164494504              6/1/98    7/1/02              5/1/28       2349.37     6/1/02                  336000
     4164505564              9/1/98    7/1/02              8/1/28       3355.54     6/1/02                  505600
     4164509681              8/1/98    7/1/02              7/1/28       3784.25     6/1/02                  568800
     4164517072              7/1/98    7/1/02              6/1/28       2346.69     6/1/02                  344000
     4164525885              7/1/98    7/1/02              6/1/28        3165.3     6/1/02                  464000
     4164528517              8/1/98    7/1/02              7/1/28       2394.83     6/1/02                  359960
     4164550149              6/1/98    7/1/02              5/1/28       4591.73     6/1/02                  681550
     4164576227              7/1/98    7/1/02              6/1/28       3911.99     6/1/02                  566400
     4164620611              7/1/98    7/1/02              6/1/28       5180.07     6/1/02                  750000
     4164622856              7/1/98    7/1/02              6/1/28       2545.15     6/1/02                  364000
     4164640361              9/1/98    7/1/02              8/1/28       3113.85     6/1/02                  474000
     4164675045              9/1/98    7/1/02              8/1/28       6992.15     6/1/02                 1000000
     4164675615              8/1/98    7/1/02              7/1/28       5704.98     6/1/02                  826000
     4164675839              8/1/98    7/1/02              7/1/28       4280.75     6/1/02                  660000
     4164679104              9/1/98    7/1/02              8/1/28       3659.17     6/1/02                  550000
     4164681977              9/1/98    7/1/02              8/1/28       2198.75     6/1/02                  334700
     4164700249              9/1/98    7/1/02              8/1/28       2578.45     6/1/02                  392500
     4164700462              9/1/98    7/1/02              8/1/28       6092.36     6/1/02                  927400
     4164702732              7/1/98    7/1/02              6/1/28       3672.47     6/1/02                  552000
     4164714075              6/1/98    7/1/02              5/1/28        2467.1     6/1/02                  357200
     4164746291              9/1/98    7/1/02              8/1/28       2463.49     6/1/02                  375000
     4164773840              8/1/98    7/1/02              7/1/28       2399.82     6/1/02                  370000
     4164780605              4/1/99    7/1/02              3/1/29       3008.74     6/1/02                  458000
     4164784805             10/1/98    7/1/02              9/1/28       2910.47     6/1/02                  432000
     4164793319              9/1/98    7/1/02              8/1/28       2827.54     6/1/02                  425000
     4164797963             10/1/98    7/1/02              9/1/28       3520.03     6/1/02                  516000
     4164829519              7/1/98    7/1/02              6/1/28       6642.54     6/1/02                  950000
     4164830418              9/1/98    7/1/02              8/1/28       2334.96     6/1/02                  360000
     4164900856              8/1/98    7/1/02              7/1/28       2432.25     6/1/02                  375000
     4165017734             10/1/98    7/1/02              9/1/28       2627.72     6/1/02                  400000
     4165045131              8/1/98    7/1/02              7/1/28       5987.73     6/1/02                  900000
     4165045834              8/1/98    7/1/02              7/1/28       2286.44     6/1/02                  327000
     4165046162              8/1/98    7/1/02              7/1/28       2007.91     6/1/02                  305650
     4165054745              8/1/98    7/1/02              7/1/28       2102.18     6/1/02                  320000
     4165057177              9/1/98    7/1/02              8/1/28       2364.95     6/1/02                  360000
     4165065139              9/1/98    7/1/02              8/1/28       2983.12     6/1/02                  454100
     4165065584              9/1/98    7/1/02              8/1/28       2006.92     6/1/02                  305500
     4165069164              9/1/98    7/1/02              8/1/28       2262.03     6/1/02                  340000
     4165072200              9/1/98    7/1/02              8/1/28        5387.6     6/1/02                  810000
     4165074180             10/1/98    7/1/02              9/1/28       2029.91     6/1/02                  309000
     4165096639              9/1/98    7/1/02              8/1/28       6653.03     6/1/02                 1000000
     4165099062              9/1/98    7/1/02              8/1/28       2235.42     6/1/02                  336000
     4165101207              8/1/98    7/1/02              7/1/28        3725.7     6/1/02                  560000
     4165102858             10/1/98    7/1/02              9/1/28       2569.32     6/1/02                  372000
     4165165020             10/1/98    7/1/02              9/1/28       3684.06     6/1/02                  560800
     4165165640             10/1/98    7/1/02              9/1/28       2568.07     6/1/02                  386000
     4165166531             10/1/98    7/1/02              9/1/28       2607.99     6/1/02                  392000
     4165218597              8/1/98    7/1/02              7/1/28       2806.08     6/1/02                  427150
     4165219512              8/1/98    7/1/02              7/1/28       2121.51     6/1/02                  319000
     4165220817              9/1/98    7/1/02              8/1/28       2299.26     6/1/02                  350000
     4165231657              9/1/98    7/1/02              8/1/28       2023.63     6/1/02                  312000
     4165232150             10/1/98    7/1/02              9/1/28       2794.28     6/1/02                  420000
     4165244767              9/1/98    7/1/02              8/1/28       4158.15     6/1/02                  625000
     4165246077             11/1/98    7/1/02             10/1/28       2554.77     6/1/02                  384000
     4165287402             10/1/98    7/1/02              9/1/28       6405.06     6/1/02                  975000
     4165293996             11/1/98    7/1/02             10/1/28        2366.1     6/1/02                  351200
     4165302060             11/1/98    7/1/02             10/1/28       3267.54     6/1/02                  485000
     4165317183              9/1/98    7/1/02              8/1/28       4681.07     6/1/02                  703600
     4165327026              9/1/98    7/1/02              8/1/28       4215.89     6/1/02                  650000
     4165328842              9/1/98    7/1/02              8/1/28       1952.93     6/1/02                  301100
     4165332745             10/1/98    7/1/02              9/1/28       3018.26     6/1/02                  448000
     4165361884             12/1/98    7/1/02             11/1/28       3638.08     6/1/02                  540000
     4165389679             11/1/98    7/1/02             10/1/28       4270.04     6/1/02                  650000
     4165404130             11/1/98    7/1/02             10/1/28       3206.76     6/1/02                  482000
     4165404445             10/1/98    7/1/02              9/1/28       2674.67     6/1/02                  397000
     4165404668             10/1/98    7/1/02              9/1/28       2568.07     6/1/02                  386000
     4165462047              1/1/99    7/1/02             12/1/28       2555.46     6/1/02                  389000
     4165520182             11/1/98    7/1/02             10/1/28       2102.18     6/1/02                  320000
     4165522287             11/1/98    7/1/02             10/1/28       2761.01     6/1/02                  415000
     4165536154             10/1/98    7/1/02              9/1/28       2129.11     6/1/02                  324100
     4165537137             10/1/98    7/1/02              9/1/28       2338.34     6/1/02                  355950
     4165576507             11/1/98    7/1/02             10/1/28       2453.63     6/1/02                  373500
     4165616659              4/1/99    7/1/02              3/1/29       2288.65     6/1/02                  344000
     4165668429             11/1/98    7/1/02             10/1/28       4648.66     6/1/02                  690000
     4165757891              2/1/99    7/1/02              1/1/29       4191.41     6/1/02                  630000
     4165840465              2/1/99    7/1/02              1/1/29        2397.8     6/1/02                  365000
     4165852148              3/1/99    7/1/02              2/1/29       2956.18     6/1/02                  450000
     4165852932              3/1/99    7/1/02              2/1/29        2417.5     6/1/02                  368000
     4165855315              2/1/99    7/1/02              1/1/29       3659.17     6/1/02                  550000
     4165857386              3/1/99    7/1/02              2/1/29       2428.36     6/1/02                  365000
     4165864929              2/1/99    7/1/02              1/1/29       2548.89     6/1/02                  388000
     4165866775              3/1/99    7/1/02              2/1/29       2186.26     6/1/02                  332800
     4165877244              2/1/99    7/1/02              1/1/29       7318.33     6/1/02                 1100000
     4165885171              2/1/99    7/1/02              1/1/29       1979.99     6/1/02                  301400
     4165891179              2/1/99    8/1/02              1/1/29       4598.51     7/1/02                  700000
     4165913312              3/1/99    7/1/02              2/1/29        3260.8     6/1/02                  484000
     4165928187              4/1/99    7/1/02              3/1/29       2627.72     6/1/02                  400000
     4165928575              3/1/99    7/1/02              2/1/29       2372.37     6/1/02                  361129
     4166131112              2/1/99    7/1/02              1/1/29       3678.81     6/1/02                  560000
     4166160798              2/1/00    7/1/02              1/1/30       3974.94     6/1/02                  590000
     4166297681             12/1/98    7/1/02             11/1/28       2062.44     6/1/02                  310000
     4166310211              1/1/99    7/1/02             12/1/28       3613.11     6/1/02                  550000
     4166381683              2/1/99    7/1/02              1/1/29       2364.95     6/1/02                  360000
     4166386500              3/1/99    7/1/02              2/1/29       3452.92     6/1/02                  519000
     4166437527              4/1/99    7/1/02              3/1/24       5241.19     6/1/02                  750000
     4166437667              2/1/99    7/1/02              1/1/29        2332.1     6/1/02                  355000
     4166508376              5/1/99    7/1/02              4/1/29       2346.55     6/1/02                  357200
     4166566325              5/1/99    7/1/02              4/1/29       2154.73     6/1/02                  328000
     4166605263              5/1/99    7/1/02              4/1/29       2496.33     6/1/02                  380000
     4166609638              4/1/99    7/1/02              3/1/29       2383.93     6/1/02                  362890
     4166619496              3/1/99    7/1/02              2/1/29        2594.4     6/1/02                  400000
     4166680308              3/1/99    7/1/02              2/1/29       5255.01     6/1/02                  780000
     4166730269              2/1/99    7/1/02              1/1/29       3619.95     6/1/02                  551040
     4166753261              5/1/99    7/1/02              4/1/29        2550.2     6/1/02                  388200
     4261125654              1/1/99    7/1/02             12/1/28       2916.77     6/1/02                  444000
     4263685275              4/1/98    7/1/02              3/1/28       3448.88     6/1/02                  525000
     4263990964              4/1/98    7/1/02              3/1/28       3326.52     6/1/02                  500000
     4263992580              5/1/98    7/1/02              4/1/28       2548.89     6/1/02                  388000
     4264049307              4/1/98    7/1/02              3/1/28        6486.7     6/1/02                  975000
     4264063068              5/1/98    7/1/02              4/1/28        2483.2     6/1/02                  378000
     4264123169              5/1/98    7/1/02              4/1/28       2165.56     6/1/02                  325500
     4264123953              6/1/98    7/1/02              5/1/28       5539.28     6/1/02                  812000
     4264130933              7/1/98    7/1/02              6/1/28       6821.77     6/1/02                 1000000
     4264132384              6/1/98    7/1/02              5/1/28       2162.64     6/1/02                  321000
     4264137391              5/1/98    7/1/02              4/1/28       4986.68     6/1/02                  722000
     4264143258              5/1/98    6/1/02              4/1/28       2854.15     5/1/02                  429000
     4264215205              1/1/99    7/1/02             12/1/28       2987.21     6/1/02                  449000
     4264253875              5/1/98    8/1/02              4/1/28       3246.68     7/1/02                  488000
     4264294077              8/1/98    7/1/02              7/1/28       2804.54     6/1/02                  432400
     4264301195              7/1/98    7/1/02              6/1/28       2189.59     6/1/02                  325000
     4264416068              7/1/98    7/1/02              6/1/28       2411.73     6/1/02                  362500
     4264493513              5/1/98    7/1/02              4/1/28       5488.75     6/1/02                  825000
     4264511645              6/1/98    7/1/02              5/1/28       2404.68     6/1/02                  352500
     4264522345              6/1/98    7/1/02              5/1/28       3341.65     6/1/02                  496000
     4264551039              5/1/98    7/1/02              4/1/28       2483.33     6/1/02                  368600
     4264575632              7/1/98    7/1/02              6/1/28       2753.16     6/1/02                  393750
     4264627466              6/1/98    7/1/02              5/1/28       2776.52     6/1/02                  402000
     4264640444              7/1/98    7/1/02              6/1/28       2177.51     6/1/02                  319200
     4264641251              7/1/98    7/1/02              6/1/28       4385.91     6/1/02                  651000
     4264713514              7/1/98    7/1/02              6/1/28       2199.73     6/1/02                  314600
     4264722085              7/1/98    7/1/02              6/1/28       4623.86     6/1/02                  695000
     4264773302             11/1/98    7/1/02             10/1/28       2237.79     6/1/02                  324000
     4264789019              8/1/98    7/1/02              7/1/28       3273.29     6/1/02                  492000
     4264789639              9/1/98    7/1/02              8/1/28       2594.68     6/1/02                  390000
     4264791437              9/1/98    7/1/02              8/1/28       3205.82     6/1/02                  488000
     4264800204             10/1/98    7/1/02              9/1/28       2927.34     6/1/02                  440000
     4264824808              8/1/98    7/1/02              7/1/28        2916.1     6/1/02                  449600
     4264829815              8/1/98    7/1/02              7/1/28       3410.89     6/1/02                  500000
     4264907256              7/1/98    7/1/02              6/1/28       4911.67     6/1/02                  720000
     4265045577              8/1/98    7/1/02              7/1/28        2155.9     6/1/02                  320000
     4265047987              8/1/98    7/1/02              7/1/28        4306.7     6/1/02                  664000
     4265054827              9/1/98    7/1/02              8/1/28       3617.87     6/1/02                  537000
     4265065047              9/1/98    7/1/02              8/1/28        2594.4     6/1/02                  400000
     4265093999             10/1/98    7/1/02              9/1/28       2251.39     6/1/02                  338400
     4265107013              8/1/98    7/1/02              7/1/28       3245.59     6/1/02                  500400
     4265157679             10/1/98    7/1/02              9/1/28       2338.67     6/1/02                  356000
     4265159774             10/1/98    7/1/02              9/1/28       2135.02     6/1/02                  325000
     4265164964             11/1/98    7/1/02             10/1/28       2728.71     6/1/02                  400000
     4265229148             10/1/98    7/1/02              9/1/28       4598.51     6/1/02                  700000
     4265232373              8/1/98    7/1/02              7/1/28       2661.21     6/1/02                  400000
     4265259269             10/1/98    7/1/02              9/1/28       3941.58     6/1/02                  600000
     4265302671             12/1/98    7/1/02             11/1/28       7006.68     6/1/02                 1040000
     4265324246              9/1/98    7/1/02              8/1/28       3012.87     6/1/02                  447200
     4265326340             10/1/98    7/1/02              9/1/28       4469.56     6/1/02                  672000
     4265332793             10/1/98    7/1/02              9/1/28        3337.2     6/1/02                  508000
     4265390346             11/1/98    7/1/02             10/1/28       6306.52     6/1/02                  960000
     4265433120             11/1/98    7/1/02             10/1/28        8622.2     6/1/02                 1312500
     4265470700              1/1/99    7/1/02             12/1/28       4926.97     6/1/02                  750000
     4265503567             11/1/98    7/1/02             10/1/28       3613.93     6/1/02                  543200
     4265667495             11/1/98    7/1/02             10/1/28       3522.79     6/1/02                  536250
     4265775900              4/1/99    7/1/02              3/1/29       2522.61     6/1/02                  384000
     4265786600              2/1/99    7/1/02              1/1/29       4467.12     6/1/02                  680000
     4265787723              1/1/99    7/1/02             12/1/28       2023.35     6/1/02                  308000
     4265790958              1/1/99    7/1/02             12/1/28       4926.97     6/1/02                  750000
     4265791592              2/1/99    8/1/02              1/1/29       4227.34     7/1/02                  643500
     4265852980              2/1/99    7/1/02              1/1/29       2798.52     6/1/02                  426000
     4265866766              2/1/99    7/1/02              1/1/29       3140.12     6/1/02                  478000
     4265892069              3/1/99    7/1/02              2/1/29       4093.06     6/1/02                  600000
     4265931123              3/1/99    7/1/02              2/1/29       2759.11     6/1/02                  420000
     4266033630              2/1/99    7/1/02              1/1/29       2627.72     6/1/02                  400000
     4266035080              2/1/99    7/1/02              1/1/29        2397.8     6/1/02                  365000
     4266101973             12/1/98    7/1/02             11/1/28        2960.6     6/1/02                  445000
     4266104605              4/1/99    7/1/02              3/1/29       5255.44     6/1/02                  800000
     4266125337              2/1/99    7/1/02              1/1/29       3416.03     6/1/02                  520000
     4266266917              2/1/99    7/1/02              1/1/29          3243     6/1/02                  500000
     4266386293              3/1/99    7/1/02              2/1/29       4004.46     6/1/02                  601900
     4266387929              3/1/99    7/1/02              2/1/29       3448.88     6/1/02                  525000
     4266557687              4/1/99    7/1/02              3/1/29       4540.19     6/1/02                  700000
     4266563719              4/1/99    7/1/02              3/1/29       2018.09     6/1/02                  307200
     4266743840              2/1/99    7/1/02              1/1/29       2759.11     6/1/02                  420000
     4266841545              4/1/99    7/1/02              3/1/29       5517.76     6/1/02                  819000
     4360879342              6/1/96    7/1/02              5/1/26       3852.68     6/1/02                  551000
     4360938155              5/1/96    8/1/02              4/1/26       3073.51     7/1/02                  445000
     4360994984              7/1/96    7/1/02              6/1/26       2407.24     6/1/02                  332000
     4362252456              6/1/97    7/1/02              5/1/27       5244.11     6/1/02                  750000
     4363078470              6/1/98    7/1/02              5/1/28       2494.89     6/1/02                  375000
     4363376569              5/1/99    7/1/02              4/1/29       4092.67     6/1/02                  623000
     4363699440              5/1/98    7/1/02              4/1/28       5780.98     6/1/02                  880000
     4363860950              5/1/98    7/1/02              4/1/28        5821.4     6/1/02                  875000
     4363907629              5/1/98    8/1/02              4/1/28       3862.75     7/1/02                  588000
     4364019234              5/1/98    7/1/02              4/1/28       2463.49     6/1/02                  375000
     4364019549              4/1/98    7/1/02              3/1/28       2023.63     6/1/02                  312000
     4364050031              5/1/98    7/1/02              4/1/28       2358.02     6/1/02                  350000
     4364084832              5/1/98    6/1/02              4/1/28       6737.19     5/1/02                 1000000
     4364086282              5/1/98    7/1/02              4/1/28       2416.49     6/1/02                  345600
     4364100240              1/1/99    7/1/02             12/1/28       2112.49     6/1/02                  325700
     4364141061              5/1/98    7/1/02              4/1/28       2292.33     6/1/02                  340250
     4364191447              1/1/99    7/1/02             12/1/28       7134.58     6/1/02                 1100000
     4364193237              5/1/98    7/1/02              4/1/28       1852.05     6/1/02                  583200
     4364196768              6/1/98    7/1/02              5/1/28       2135.69     6/1/02                  317000
     4364212516              6/1/98    7/1/02              5/1/28       4489.39     6/1/02                  650000
     4364275216              6/1/98    7/1/02              5/1/28       3516.54     6/1/02                  535300
     4364281180              7/1/98    7/1/02              6/1/28       6992.15     6/1/02                 1000000
     4364297681              7/1/98    7/1/02              6/1/28       2286.14     6/1/02                  331000
     4364299026              8/1/98    7/1/02              7/1/28       2154.91     6/1/02                  312000
     4364376279              5/1/98    7/1/02              4/1/28       2829.62     6/1/02                  420000
     4364394264              5/1/98    7/1/02              4/1/28       2421.73     6/1/02                  355000
     4364401382              8/1/98    7/1/02              7/1/28       6485.99     6/1/02                 1000000
     4364414047              9/1/98    7/1/02              8/1/28       2299.93     6/1/02                  354600
     4364415788              5/1/98    7/1/02              4/1/28       3574.94     6/1/02                  517600
     4364528861              6/1/98    7/1/02              5/1/28       4864.49     6/1/02                  750000
     4364548810              5/1/98    7/1/02              4/1/28       2122.22     6/1/02                  315000
     4364551871              6/1/98    7/1/02              5/1/28       2417.37     6/1/02                  350000
     4364552234              5/1/98    7/1/02              4/1/28       2290.65     6/1/02                  340000
     4364642001              7/1/98    7/1/02              6/1/28       2919.72     6/1/02                  428000
     4364654303              8/1/98    7/1/02              7/1/28       3094.36     6/1/02                  453600
     4364679854              9/1/98    7/1/02              8/1/28       2098.89     6/1/02                  319500
     4364683757              8/1/98    7/1/02              7/1/28       2483.13     6/1/02                  364000
     4364691719             11/1/98    7/1/02             10/1/28       4335.74     6/1/02                  660000
     4364706301              7/1/98    7/1/02              6/1/28       2661.21     6/1/02                  400000
     4364772402              6/1/98    7/1/02              5/1/28       2324.33     6/1/02                  345000
     4364776577              8/1/98    7/1/02              7/1/28          2631     6/1/02                  400500
     4364789711              9/1/98    7/1/02              8/1/28       2114.75     6/1/02                  310000
     4364797953             10/1/98    7/1/02              9/1/28       2627.72     6/1/02                  400000
     4364827594              9/1/98    7/1/02              8/1/28       4489.05     6/1/02                  649950
     4364903619              7/1/98    7/1/02              6/1/28       2661.21     6/1/02                  400000
     4364915605              2/1/99    7/1/02              1/1/14      16176.15     6/1/02                 1828000
     4364936338             10/1/98    7/1/02              9/1/28       4089.48     6/1/02                  607000
     4365045204              8/1/98    7/1/02              7/1/28       3772.83     6/1/02                  560000
     4365222084              8/1/98    7/1/02              7/1/28       3239.59     6/1/02                  774000
     4365227125              5/1/99    7/1/02              4/1/29       2398.83     6/1/02                  365158
     4365261595              9/1/98    7/1/02              8/1/28       2334.96     6/1/02                  360000
     4365273137             10/1/98    7/1/02              9/1/28       2575.17     6/1/02                  392000
     4365298373             11/1/98    7/1/02             10/1/28       3246.68     6/1/02                  488000
     4365307315             11/1/98    7/1/02             10/1/28       3326.52     6/1/02                  500000
     4365316670              9/1/98    7/1/02              8/1/28       4270.04     6/1/02                  650000
     4365317512             10/1/98    7/1/02              9/1/28       2415.05     6/1/02                  363000
     4365350240             10/1/98    7/1/02              9/1/28       2088.06     6/1/02                  313850
     4365510314             11/1/98    7/1/02             10/1/28       3099.11     6/1/02                  460000
     4365522137             11/1/98    7/1/02             10/1/28       3810.19     6/1/02                  580000
     4365579939             11/1/98    7/1/02             10/1/28       4989.77     6/1/02                  750000
     4365626581             12/1/98    7/1/02             11/1/28       3199.91     6/1/02                  487100
     4365760919              1/1/99    7/1/02             12/1/28       3316.18     6/1/02                  504800
     4365777889              4/1/99    7/1/02              3/1/29       2443.78     6/1/02                  372000
     4365804501              3/1/99    7/1/02              2/1/29       5322.42     6/1/02                  800000
     4365854688              9/1/99    7/1/02              8/1/29       2328.39     6/1/02                  333000
     4365866229              4/1/99    7/1/02              3/1/29       3284.65     6/1/02                  500000
     4365917246              3/1/99    7/1/02              2/1/29       2936.48     6/1/02                  447000
     4365920166              2/1/99    7/1/02              1/1/29       2550.77     6/1/02                  383400
     4366033407              2/1/99    7/1/02              1/1/29       2402.39     6/1/02                  365700
     4366039842              2/1/99    7/1/02              1/1/29       2243.49     6/1/02                  333000
     4366072124              3/1/99    7/1/02              2/1/29       2222.72     6/1/02                  338350
     4366238949              1/1/99    7/1/02             12/1/28       8691.22     6/1/02                 1340000
     4366309609              2/1/99    7/1/02              1/1/29       6175.14     6/1/02                  940000
     4366388165              2/1/99    7/1/02              1/1/29        1983.6     6/1/02                  301950
     4366434795              1/1/99    7/1/02             12/1/28       3284.65     6/1/02                  500000
     4366678011              3/1/99    7/1/02              2/1/29       2906.91     6/1/02                  442500
     4366730168              4/1/99    7/1/02              3/1/29       5058.36     6/1/02                  770000
     4461697494              6/1/97    7/1/02              5/1/27        2177.9     6/1/02                  304000
     4463078388              6/1/98    7/1/02              5/1/28       3274.45     6/1/02                  480000
     4463262131              9/1/98    7/1/02              8/1/28       5518.21     6/1/02                  840000
     4463382475              9/1/98    7/1/02              8/1/28       2395.09     6/1/02                  360000
     4463460560              7/1/98    7/1/02              6/1/28       2518.94     6/1/02                  369250
     4463535080              8/1/98    7/1/02              7/1/28       3891.59     6/1/02                  600000
     4463870305              4/1/98    7/1/02              3/1/28       2269.69     6/1/02                  345500
     4463885170              5/1/98    7/1/02              4/1/28       2526.45     6/1/02                  375000
     4463991937              4/1/98    7/1/02              3/1/28       2910.47     6/1/02                  432000
     4464019621              4/1/98    7/1/02              3/1/28       2529.54     6/1/02                  390000
     4464021874              5/1/98    7/1/02              4/1/28        5176.6     6/1/02                  788000
     4464050089              4/1/98    7/1/02              3/1/28       3092.37     6/1/02                  459000
     4464054289              4/1/98    7/1/02              3/1/28       3240.34     6/1/02                  475000
     4464128786              4/1/98    7/1/02              3/1/28       2387.62     6/1/02                  350000
     4464171430              7/1/98    7/1/02              6/1/28       2503.59     6/1/02                  367000
     4464200601              5/1/98    7/1/02              4/1/28        2319.4     6/1/02                  340000
     4464212739              6/1/98    7/1/02              5/1/28       2539.03     6/1/02                  386500
     4464235086              6/1/98    7/1/02              5/1/28       9066.72     6/1/02                 1296700
     4464291154              6/1/98    7/1/02              5/1/28       4926.23     6/1/02                  731200
     4464293879              6/1/98    7/1/02              5/1/28       2153.35     6/1/02                  332000
     4464363383              6/1/98    7/1/02              5/1/28        3368.6     6/1/02                  500000
     4464484908              5/1/98    7/1/02              4/1/28       2110.34     6/1/02                  317200
     4464499807              6/1/98    8/1/02              5/1/28       6737.19     7/1/02                 1000000
     4464510488              7/1/98    7/1/02              6/1/28       2029.18     6/1/02                  305000
     4464521527              7/1/98    7/1/02              6/1/28        3069.8     6/1/02                  450000
     4464522020              7/1/98    7/1/02              6/1/28       2558.17     6/1/02                  375000
     4464588427              8/1/98    7/1/02              7/1/28       3326.52     6/1/02                  500000
     4464622440              7/1/98    7/1/02              6/1/28       2591.36     6/1/02                  389500
     4464623422              7/1/98    7/1/02              6/1/28       4532.81     6/1/02                  690000
     4464639923              6/1/98    7/1/02              5/1/28       4668.47     6/1/02                  710650
     4464690025             10/1/98    7/1/02              9/1/28       2694.88     6/1/02                  400000
     4464707787              7/1/98    7/1/02              6/1/28       4270.04     6/1/02                  650000
     4464744574              8/1/98    7/1/02              7/1/28       2497.11     6/1/02                  385000
     4464763855              7/1/98    7/1/02              6/1/28       2277.85     6/1/02                  329800
     4464779422              9/1/98    7/1/02              8/1/28       2075.87     6/1/02                  304300
     4464793183              9/1/98    7/1/02              8/1/28       2233.56     6/1/02                  340000
     4464840208             10/1/98    7/1/02              9/1/28       3015.99     6/1/02                  465000
     4464894890              8/1/98    7/1/02              7/1/28       2128.31     6/1/02                  319900
     4465054957              9/1/98    7/1/02              8/1/28       2464.68     6/1/02                  380000
     4465055004              9/1/98    7/1/02              8/1/28       6388.64     6/1/02                  972500
     4465060780             10/1/98    7/1/02              9/1/28       2791.95     6/1/02                  425000
     4465062919             11/1/98    7/1/02             10/1/28       3153.26     6/1/02                  480000
     4465065821              9/1/98    7/1/02              8/1/28       2506.85     6/1/02                  381600
     4465199463              9/1/98    7/1/02              8/1/28       3921.87     6/1/02                  597000
     4465200287              8/1/98    7/1/02              7/1/28       3016.62     6/1/02                  459200
     4465229302              8/1/98    8/1/02              7/1/28       2438.85     7/1/02                  371250
     4465243063             12/1/98    7/1/02             11/1/28       2857.65     6/1/02                  435000
     4465254557              9/1/98    7/1/02              8/1/28       2659.26     6/1/02                  410000
     4465259259              9/1/98    7/1/02              8/1/28       5964.92     6/1/02                  908000
     4465285346              9/1/98    7/1/02              8/1/28       2622.46     6/1/02                  399200
     4465285825              9/1/98    7/1/02              8/1/28       4861.28     6/1/02                  740000
     4465325837             10/1/98    7/1/02              9/1/28       1251.06     6/1/02                  710000
     4465328096              9/1/98    7/1/02              8/1/28       5029.35     6/1/02                  737250
     4465373803             12/1/98    9/1/02             11/1/28       2863.31     8/1/02                  425000
     4465406835             11/1/98    7/1/02             10/1/28       4940.11     6/1/02                  752000
     4465436501             11/1/98    7/1/02             10/1/28       2943.05     6/1/02                  448000
     4465511964             12/1/98    7/1/02             11/1/28       2364.95     6/1/02                  360000
     4465518936             11/1/98    7/1/02             10/1/28       4633.84     6/1/02                  687800
     4465534032             10/1/98    7/1/02              9/1/28       2455.84     6/1/02                  360000
     4465536276             11/1/98    7/1/02             10/1/28       2307.94     6/1/02                  346900
     4465576314             11/1/98    7/1/02             10/1/28       3031.74     6/1/02                  450000
     4465588301             11/1/98    7/1/02             10/1/28       4850.78     6/1/02                  720000
     4465864207              2/1/99    7/1/02              1/1/29       5970.17     6/1/02                  908800
     4465883280              1/1/99    7/1/02             12/1/28       4497.45     6/1/02                  676000
     4465929141              3/1/99    7/1/02              2/1/29       5879.52     6/1/02                  895000
     4465934166              2/1/99    9/1/02              1/1/29       3001.58     8/1/02                  440000
     4465939348              3/1/99    7/1/02              2/1/29       2873.21     6/1/02                  416000
     4465962357              7/1/99    7/1/02              6/1/29       1980.97     6/1/02                  301550
     4465963645              3/1/99    7/1/02              2/1/29        2397.8     6/1/02                  365000
     4466034883              5/1/99    7/1/02              4/1/29       2956.18     6/1/02                  450000
     4466040914              5/1/99    7/1/02              4/1/29       4539.19     6/1/02                  691000
     4466103589              1/1/99    7/1/02             12/1/28       2283.07     6/1/02                  352000
     4466361187              4/1/99    7/1/02              3/1/29       2318.74     6/1/02                  357500
     4466563675              2/1/99    7/1/02              1/1/29       2233.56     6/1/02                  340000
     4466616176              4/1/99    7/1/02              3/1/29       3605.94     6/1/02                  542000
     4561328065              3/1/97    7/1/02              2/1/27       2292.12     6/1/02                  336000
     4561508674             11/1/97    7/1/02             10/1/27        2852.8     6/1/02                  408000
     4562297012              5/1/97    7/1/02              4/1/27       4928.92     6/1/02                  688000
     4562319964              5/1/98    7/1/02              4/1/28       2387.62     6/1/02                  350000
     4563082702              6/1/98    7/1/02              5/1/28       2866.31     6/1/02                  415000
     4563365404              5/1/98    7/1/02              4/1/28       2069.33     6/1/02                  315000
     4563372491              7/1/98    7/1/02              6/1/28       5525.41     6/1/02                  800000
     4563382243              9/1/98    7/1/02              8/1/28       2228.77     6/1/02                  335000
     4563529025              3/1/98    7/1/02              2/1/28       2102.18     6/1/02                  320000
     4563688086              9/1/98    7/1/02              8/1/28       4138.66     6/1/02                  630000
     4563743964              3/1/98    8/1/02              2/1/28       2759.11     7/1/02                  420000
     4563793100              3/1/98    7/1/02              2/1/28       2967.73     6/1/02                  440500
     4563869223              6/1/98    7/1/02              5/1/28       3786.08     6/1/02                  555000
     4563907445              5/1/98    8/1/02              4/1/28       2574.94     7/1/02                  397000
     4563990102              4/1/98    7/1/02              3/1/28       3165.16     6/1/02                  488000
     4564052746              4/1/98    7/1/02              3/1/28       2205.24     6/1/02                  340000
     4564085019              5/1/98    7/1/02              4/1/28       2998.05     6/1/02                  445000
     4564137299              5/1/98    7/1/02              4/1/28       2347.03     6/1/02                  344050
     4564144923              6/1/98    7/1/02              5/1/28       3592.64     6/1/02                  540000
     4564146373              9/1/98    7/1/02              8/1/28        2960.6     6/1/02                  445000
     4564153528              6/1/98    7/1/02              5/1/28       5506.31     6/1/02                  787500
     4564206508              6/1/98    7/1/02              5/1/28       2169.33     6/1/02                  318000
     4564235473              5/1/98    7/1/02              4/1/28       2042.72     6/1/02                  303200
     4564235952              5/1/98    7/1/02              4/1/28       3255.86     6/1/02                  460000
     4564297051              5/1/98    7/1/02              4/1/28       5180.07     6/1/02                  750000
     4564381145              5/1/98    7/1/02              4/1/28       2728.71     6/1/02                  400000
     4564396523              7/1/98    7/1/02              6/1/28       2202.16     6/1/02                  331000
     4564401232              6/1/98    7/1/02              5/1/28       2728.71     6/1/02                  400000
     4564487389              6/1/98    7/1/02              5/1/28       2267.36     6/1/02                  340800
     4564510115              7/1/98    7/1/02              6/1/28       3053.74     6/1/02                  459000
     4564528711              6/1/98    7/1/02              5/1/28       2088.53     6/1/02                  310000
     4564530659              7/1/98    7/1/02              6/1/28       3554.14     6/1/02                  521000
     4564588954              8/1/98    7/1/02              7/1/28       3492.84     6/1/02                  525000
     4564631887              6/1/98    7/1/02              5/1/28       3138.02     6/1/02                  460000
     4564641159              6/1/98    7/1/02              5/1/28       2490.73     6/1/02                  412000
     4564641944              7/1/98    7/1/02              6/1/28       2728.71     6/1/02                  400000
     4564707869              7/1/98    7/1/02              6/1/28       3503.34     6/1/02                  520000
     4564746131             10/1/98    7/1/02              9/1/28       2671.08     6/1/02                  406600
     4564776872              9/1/98    7/1/02              8/1/28       3393.05     6/1/02                  510000
     4564787432              9/1/98    7/1/02              8/1/28       3908.73     6/1/02                  595000
     4564793604              9/1/98    7/1/02              8/1/28        2639.8     6/1/02                  407000
     4564829713              7/1/98    7/1/02              6/1/28       4716.03     6/1/02                  700000
     4564832949              9/1/98    7/1/02              8/1/28       3410.89     6/1/02                  500000
     4564903575              7/1/98    7/1/02              6/1/28       3374.39     6/1/02                  494650
     4565012442             10/1/98    7/1/02              9/1/28       2794.28     6/1/02                  420000
     4565044668              8/1/98    7/1/02              7/1/28       2369.81     6/1/02                  356200
     4565047570              8/1/98    7/1/02              7/1/28       2200.72     6/1/02                  335000
     4565057942             10/1/98    7/1/02              9/1/28       2182.97     6/1/02                  320000
     4565060698              9/1/98    7/1/02              8/1/28       2107.95     6/1/02                  325000
     4565061225             10/1/98    7/1/02              9/1/28       3991.82     6/1/02                  600000
     4565062173              9/1/98    7/1/02              8/1/28       2430.64     6/1/02                  370000
     4565094424              9/1/98    7/1/02              8/1/28          2654     6/1/02                  404000
     4565159367             11/1/98    7/1/02             10/1/28       2328.56     6/1/02                  350000
     4565159847             10/1/98    7/1/02              9/1/28       2717.47     6/1/02                  393450
     4565219328              9/1/98    7/1/02              8/1/28       2568.45     6/1/02                  396000
     4565253343              9/1/98    8/1/02              8/1/28       2703.36     7/1/02                  416800
     4565261890              8/1/98    7/1/02              7/1/28       2486.44     6/1/02                  360000
     4565314566             10/1/98    7/1/02              9/1/28       2102.36     6/1/02                  316000
     4565315233              9/1/98    7/1/02              8/1/28       2344.55     6/1/02                  348000
     4565318450              9/1/98    8/1/02              8/1/28       2207.29     7/1/02                  336000
     4565318591             10/1/98    7/1/02              9/1/28       3100.71     6/1/02                  472000
     4565323641             10/1/98    7/1/02              9/1/28       2661.21     6/1/02                  400000
     4565438829             10/1/98    7/1/02              9/1/28       3120.42     6/1/02                  475000
     4565504588              4/1/99    7/1/02              3/1/29       2075.75     6/1/02                  312000
     4565527613              4/1/99    7/1/02              3/1/29       2167.38     6/1/02                  329925
     4565580265             10/1/98    8/1/02              9/1/28       2118.26     7/1/02                  400000
     4565611672             12/1/98    7/1/02             11/1/28       2361.83     6/1/02                  355000
     4565627108             12/1/98    7/1/02             11/1/28       2923.34     6/1/02                  445000
     4565658483             12/1/98    7/1/02             11/1/28       3074.43     6/1/02                  468000
     4565686054             12/1/98    7/1/02             11/1/28       2535.75     6/1/02                  386000
     4565729599              1/1/99    7/1/02             12/1/28       3567.29     6/1/02                  550000
     4565754423              1/1/99    7/1/02             12/1/28       6281.89     6/1/02                  956250
     4565786649              1/1/99    7/1/02             12/1/28       6569.29     6/1/02                 1000000
     4565852607              3/1/99    7/1/02              2/1/29       2890.49     6/1/02                  440000
     4565867647              3/1/99    7/1/02              2/1/29       5419.67     6/1/02                  825000
     4565916113              2/1/99    8/1/02              1/1/29        2332.1     7/1/02                  355000
     4566034031              2/1/99    7/1/02              1/1/29       2791.95     6/1/02                  425000
     4566035293              2/1/99    7/1/02              1/1/29       2349.18     6/1/02                  357600
     4566042307              5/1/99    7/1/02              4/1/29       2289.63     6/1/02                  348534
     4566238590              1/1/99    7/1/02             12/1/28       2257.13     6/1/02                  348000
     4566283968              2/1/99    7/1/02              1/1/29       4598.51     6/1/02                  700000
     4566323830              3/1/99    7/1/02              2/1/29       2023.35     6/1/02                  308000
     4566352045              2/1/99    7/1/02              1/1/29       4149.82     6/1/02                  631700
     4566373736              7/1/99    7/1/02              6/1/29       3547.42     6/1/02                  540000
     4566509503              2/1/99    7/1/02              1/1/29       2874.73     6/1/02                  437600
     4566728970              3/1/99    7/1/02              2/1/29       2043.05     6/1/02                  311000
     4660937071              6/1/96    7/1/02              5/1/26       3138.02     6/1/02                  460000
     4660985351              7/1/96    7/1/02              6/1/26       2371.93     6/1/02                  365700
     4661038630              6/1/96    7/1/02              5/1/26       4780.86     6/1/02                  629000
     4663299669              5/1/98    7/1/02              4/1/28        2273.8     6/1/02                  337500
     4663359760              3/1/98    7/1/02              2/1/28       2932.54     6/1/02                  446400
     4663547711              4/1/98    7/1/02              3/1/28       5423.44     6/1/02                  805000
     4663650267              3/1/98    7/1/02              2/1/28       3244.36     6/1/02                  464000
     4663860999              5/1/98    7/1/02              4/1/28       6737.19     6/1/02                 1000000
     4663891952              5/1/98    7/1/02              4/1/28       2780.97     6/1/02                  418000
     4663908814              4/1/98    7/1/02              3/1/28       2883.52     6/1/02                  428000
     4663984328              5/1/98    7/1/02              4/1/28       2140.38     6/1/02                  330000
     4663998385              4/1/98    7/1/02              3/1/28        2594.4     6/1/02                  400000
     4664022987              6/1/98    7/1/02              5/1/28       2598.16     6/1/02                  395500
     4664030949              5/1/98    7/1/02              4/1/28       3133.56     6/1/02                  477000
     4664040047              5/1/98    7/1/02              4/1/28       2387.62     6/1/02                  350000
     4664113901              6/1/98    7/1/02              5/1/28       2788.95     6/1/02                  419200
     4664297753              8/1/98    7/1/02              7/1/28       3148.01     6/1/02                  479200
     4664363852              6/1/98    7/1/02              5/1/28       2196.17     6/1/02                  330100
     4664398700              9/1/98    7/1/02              8/1/28       2661.21     6/1/02                  400000
     4664401314              8/1/98    7/1/02              7/1/28       2594.87     6/1/02                  395000
     4664406941              7/1/98    7/1/02              6/1/28       2943.05     6/1/02                  448000
     4664487636              5/1/98    7/1/02              4/1/28       3174.57     6/1/02                  471200
     4664509488              9/1/98    7/1/02              8/1/28       2020.06     6/1/02                  307500
     4664521038              6/1/98    7/1/02              5/1/28       2667.31     6/1/02                  391000
     4664524560              7/1/98    7/1/02              6/1/28       2905.42     6/1/02                  431250
     4664569276              6/1/98    7/1/02              5/1/28       3093.66     6/1/02                  465000
     4664588557              7/1/98    7/1/02              6/1/28       3513.21     6/1/02                  515000
     4664626464              6/1/98    7/1/02              5/1/28       2592.27     6/1/02                  380000
     4664638311              6/1/98    7/1/02              5/1/28        7333.4     6/1/02                 1075000
     4664652072              8/1/98    7/1/02              7/1/28       2285.16     6/1/02                  335000
     4664676196              8/1/98    7/1/02              7/1/28       6062.57     6/1/02                  911250
     4664681691              9/1/98    7/1/02              8/1/28       3145.71     6/1/02                  485000
     4664690460             10/1/98    7/1/02              9/1/28       3991.82     6/1/02                  600000
     4664706340              6/1/98    7/1/02              5/1/28       2346.01     6/1/02                  343900
     4664783760              9/1/98    7/1/02              8/1/28       2490.62     6/1/02                  384000
     4664828334              8/1/98    7/1/02              7/1/28       2622.46     6/1/02                  399200
     4664829597              7/1/98    7/1/02              6/1/28       2581.38     6/1/02                  388000
     4665009918             11/1/98    7/1/02             10/1/28       4072.96     6/1/02                  620000
     4665010569             10/1/98    7/1/02              9/1/28       2694.88     6/1/02                  400000
     4665017051             11/1/98    7/1/02             10/1/28       4598.51     6/1/02                  700000
     4665057859             10/1/98    7/1/02              9/1/28       2364.95     6/1/02                  360000
     4665064046              9/1/98    7/1/02              8/1/28       3770.78     6/1/02                  574000
     4665193464             12/1/98    7/1/02             11/1/28       1974.34     6/1/02                  304400
     4665272193              9/1/98    7/1/02              8/1/28       2262.03     6/1/02                  340000
     4665285955              9/1/98    7/1/02              8/1/28       2090.68     6/1/02                  318250
     4665296036             10/1/98    7/1/02              9/1/28       4351.26     6/1/02                  630000
     4665314813              9/1/98    7/1/02              8/1/28       2049.14     6/1/02                  308000
     4665324671             10/1/98    7/1/02              9/1/28       3671.14     6/1/02                  551800
     4665380434             11/1/98    7/1/02             10/1/28       3705.46     6/1/02                  550000
     4665403095             11/1/98    7/1/02             10/1/28       3941.26     6/1/02                  585000
     4665405702             11/1/98    7/1/02             10/1/28       2115.48     6/1/02                  314000
     4665410728             12/1/98    7/1/02             11/1/28       3263.44     6/1/02                  472500
     4665515674             11/1/98    7/1/02             10/1/28       2290.65     6/1/02                  340000
     4665620839             11/1/98    7/1/02             10/1/28       2370.53     6/1/02                  360850
     4665690519             11/1/98    7/1/02             10/1/28        2075.9     6/1/02                  316000
     4665839983              2/1/99    7/1/02              1/1/29       3778.92     6/1/02                  568000
     4665867380              2/1/99    7/1/02              1/1/29       2450.35     6/1/02                  373000
     4665962207              1/1/99    7/1/02             12/1/28       2044.37     6/1/02                  311200
     4666032299              2/1/99    7/1/02              1/1/29       2889.18     6/1/02                  439800
     4666050622              4/1/99    7/1/02              3/1/29       2371.81     6/1/02                  356500
     4666067006              2/1/99    7/1/02              1/1/29       2916.77     6/1/02                  444000
     4666173390              5/1/99    7/1/02              4/1/29       3284.65     6/1/02                  500000
     4666374006              2/1/99    7/1/02              1/1/29       4270.04     6/1/02                  650000
     4710531320              6/1/97    7/1/02              5/1/27       3552.85     6/1/02                  490000
     4760939902              6/1/96    7/1/02              5/1/26       2218.94     6/1/02                  313500
     4763082668             10/1/98    7/1/02              9/1/28       3163.94     6/1/02                  463800
     4763616325              4/1/98    7/1/02              3/1/28       3547.42     6/1/02                  540000
     4763890433              5/1/98    7/1/02              4/1/28       2448.32     6/1/02                  368000
     4763910496              5/1/98    8/1/02              4/1/28       2562.03     7/1/02                  390000
     4763959121              5/1/99    7/1/02              4/1/29       2627.72     6/1/02                  400000
     4763983733              4/1/98    7/1/02              3/1/28       5350.94     6/1/02                  825000
     4764025831              5/1/98    7/1/02              4/1/28       2454.25     6/1/02                  351000
     4764053403              5/1/98    7/1/02              4/1/28       2694.88     6/1/02                  400000
     4764056596              4/1/98    7/1/02              3/1/28       2086.39     6/1/02                  313600
     4764064558              5/1/98    7/1/02              4/1/28       6485.99     6/1/02                 1000000
     4764128239              6/1/98    7/1/02              5/1/28       2956.18     6/1/02                  450000
     4764141976              6/1/98    7/1/02              5/1/28       2151.59     6/1/02                  323400
     4764200814              6/1/98    7/1/02              5/1/28       2358.02     6/1/02                  350000
     4764299287              8/1/98    7/1/02              7/1/28       2128.97     6/1/02                  320000
     4764377547              5/1/98    7/1/02              4/1/28       2370.34     6/1/02                  339000
     4764497600              6/1/98    8/1/02              5/1/28       3326.52     7/1/02                  500000
     4764512341              6/1/98    7/1/02              5/1/28       2237.49     6/1/02                  320000
     4764528537              8/1/98    7/1/02              7/1/28       2661.21     6/1/02                  400000
     4764552529              6/1/98    7/1/02              5/1/28        4638.8     6/1/02                  680000
     4764572899              6/1/98    7/1/02              5/1/28       3481.73     6/1/02                  530000
     4764575975              8/1/98    7/1/02              7/1/28       6385.35     6/1/02                  972000
     4764631877              7/1/98    7/1/02              6/1/28       2591.36     6/1/02                  389500
     4764641009              6/1/98    8/1/02              5/1/28       3867.15     7/1/02                  574000
     4764679496              9/1/98    7/1/02              8/1/28       2305.83     6/1/02                  351000
     4764690998              9/1/98    7/1/02              8/1/28       2706.55     6/1/02                  412000
     4764705929             11/1/98    8/1/02             10/1/28       6354.31     7/1/02                  955100
     4764746121              8/1/98    7/1/02              7/1/28        2224.7     6/1/02                  343000
     4764783843             10/1/98    7/1/02              9/1/28       2581.74     6/1/02                  393000
     4764784171              9/1/98    7/1/02              8/1/28       2075.52     6/1/02                  320000
     4764784486             10/1/98    7/1/02              9/1/28       5761.27     6/1/02                  877000
     4764785947              8/1/98    7/1/02              7/1/28       2334.96     6/1/02                  360000
     4764797595             10/1/98    7/1/02              9/1/28       2001.23     6/1/02                  300800
     4764797769             10/1/98    7/1/02              9/1/28       2701.13     6/1/02                  406000
     4764825818              9/1/98    7/1/02              8/1/28       5321.13     6/1/02                  810000
     4764897114              9/1/98    7/1/02              8/1/28       3874.77     6/1/02                  568000
     4764916674              3/1/99    7/1/02              2/1/29       2489.77     6/1/02                  379000
     4765004470              8/1/98    7/1/02              7/1/28       4324.47     6/1/02                  650000
     4765062338              9/1/98    7/1/02              8/1/28       3067.86     6/1/02                  467000
     4765067659             10/1/98    7/1/02              9/1/28       2216.81     6/1/02                  337450
     4765096658              9/1/98    7/1/02              8/1/28       3574.61     6/1/02                  524000
     4765110301             11/1/98    7/1/02             10/1/28       2290.65     6/1/02                  340000
     4765112851             10/1/98    7/1/02              9/1/28       2431.46     6/1/02                  360900
     4765182367             12/1/98    7/1/02             11/1/28       2324.33     6/1/02                  345000
     4765220308              8/1/98    7/1/02              7/1/28       2592.27     6/1/02                  380000
     4765245685              9/1/98    7/1/02              8/1/28       3031.74     6/1/02                  450000
     4765251857             11/1/98    8/1/02             10/1/28      13643.53     7/1/02                 2000000
     4765256245              9/1/98    7/1/02              8/1/28       3888.41     6/1/02                  570000
     4765284916             10/1/98    8/1/02              9/1/28       4884.27     7/1/02                  743500
     4765316650             10/1/98    7/1/02              9/1/28        3938.6     6/1/02                  592000
     4765316791              9/1/98    7/1/02              8/1/28        2588.3     6/1/02                  394000
     4765326683              9/1/98    7/1/02              8/1/28       2277.88     6/1/02                  351200
     4765440617             11/1/98    7/1/02             10/1/28       6569.29     6/1/02                 1000000
     4765531472             10/1/98    7/1/02              9/1/28       2194.15     6/1/02                  334000
     4765686979             12/1/98    7/1/02             11/1/28       3599.97     6/1/02                  548000
     4765786290              1/1/99    7/1/02             12/1/28       3810.19     6/1/02                  580000
     4765841418              2/1/99    7/1/02              1/1/29       3539.41     6/1/02                  532000
     4765852084              2/1/99    7/1/02              1/1/29       2062.76     6/1/02                  314000
     4765895174              2/1/99    7/1/02              1/1/29       5945.21     6/1/02                  905000
     4765895208              2/1/99    7/1/02              1/1/29       2836.36     6/1/02                  421000
     4765897584              2/1/99    7/1/02              1/1/29       2322.91     6/1/02                  353600
     4766070629              5/1/99    7/1/02              4/1/29       2003.64     6/1/02                  305000
     4766102539             11/1/98    7/1/02             10/1/28       2128.45     6/1/02                  324000
     4766240867              2/1/99    7/1/02              1/1/29       3249.25     6/1/02                  500965
     4766370813              1/1/99    7/1/02             12/1/28        2161.3     6/1/02                  329000
     4766505608              2/1/99    7/1/02              1/1/29       3179.96     6/1/02                  472000
     4766506242              1/1/99    8/1/02             12/1/28       3510.63     7/1/02                  534400
     4766681227              3/1/99    7/1/02              2/1/29       2135.02     6/1/02                  325000
     4766740965              4/1/99    7/1/02              3/1/29       4959.17     6/1/02                  745400
     4766743423              3/1/99    7/1/02              2/1/29       2233.56     6/1/02                  340000
     4863785186              7/1/98    7/1/02              6/1/28       2202.16     6/1/02                  331000
     4863991917              5/1/98    7/1/02              4/1/28       6356.27     6/1/02                  980000
     4863999662              5/1/98    7/1/02              4/1/28        2730.6     6/1/02                  421000
     4864049418              4/1/98    7/1/02              3/1/28       8110.89     6/1/02                 1160000
     4864056223              5/1/98    7/1/02              4/1/28       5273.69     6/1/02                 1000000
     4864063039              4/1/98    7/1/02              3/1/13        8849.1     6/1/02                 1000000
     4864085057              4/1/98    7/1/02              3/1/28       2233.56     6/1/02                  340000
     4864151800              6/1/98    7/1/02              5/1/28       4324.47     6/1/02                  650000
     4864153251              6/1/98    7/1/02              5/1/28       2653.34     6/1/02                  403900
     4864170578              5/1/98    7/1/02              4/1/28       2200.72     6/1/02                  335000
     4864172194              6/1/98    7/1/02              5/1/28       2526.45     6/1/02                  375000
     4864203296              6/1/98    7/1/02              5/1/28       4197.24     6/1/02                  607700
     4864303740              7/1/98    7/1/02              6/1/28       2135.02     6/1/02                  325000
     4864376951              5/1/98    6/1/02              4/1/28       2387.62     5/1/02                  350000
     4864397718              7/1/98    7/1/02              6/1/28       2382.83     6/1/02                  345000
     4864400157              7/1/98    7/1/02              6/1/28       3547.32     6/1/02                  520000
     4864461548              7/1/98    8/1/02              6/1/28       6906.76     7/1/02                 1000000
     4864493939              6/1/98    7/1/02              5/1/28       3193.46     6/1/02                  480000
     4864496676              5/1/98    7/1/02              4/1/28       3547.32     6/1/02                  520000
     4864498292              9/1/98    7/1/02              8/1/28       5322.42     6/1/02                  800000
     4864527017              6/1/98    7/1/02              5/1/28       2221.17     6/1/02                  325600
     4864571684              8/1/98    7/1/02              7/1/28       3120.42     6/1/02                  475000
     4864574316              6/1/98    7/1/02              5/1/28        3069.8     6/1/02                  450000
     4864588688              8/1/98    7/1/02              7/1/28       3282.36     6/1/02                  487200
     4864642824              7/1/98    7/1/02              6/1/28       4849.67     6/1/02                  711200
     4864699667              7/1/98    7/1/02              6/1/28       3543.17     6/1/02                  513000
     4864747466             10/1/98    7/1/02              9/1/28       3350.34     6/1/02                  510000
     4864767415             10/1/98    6/1/02              9/1/28       3088.95     5/1/02                  476250
     4864776804              8/1/98    7/1/02              7/1/28          3243     6/1/02                  500000
     4864788932              9/1/98    7/1/02              8/1/28       2456.66     6/1/02                  373960
     4864797701             10/1/98    7/1/02              9/1/28       2387.62     6/1/02                  350000
     4864834777             10/1/98    7/1/02              9/1/28       2271.35     6/1/02                  341400
     4864904620              7/1/98    7/1/02              6/1/28       2472.62     6/1/02                  358000
     4864963915              9/1/98    7/1/02              8/1/28       4261.83     6/1/02                  648750
     4864964558             11/1/98    7/1/02             10/1/28       2463.49     6/1/02                  375000
     4864972031              3/1/99    7/1/02              2/1/29       2432.25     6/1/02                  375000
     4865011532             10/1/98    7/1/02              9/1/28       6699.55     6/1/02                  970000
     4865042941              8/1/98    7/1/02              7/1/28        2319.4     6/1/02                  340000
     4865065462              9/1/98    7/1/02              8/1/28       2463.49     6/1/02                  375000
     4865069522              9/1/98    7/1/02              8/1/28       2827.54     6/1/02                  425000
     4865070173              9/1/98    7/1/02              8/1/28       4309.46     6/1/02                  656000
     4865070207             10/1/98    7/1/02              9/1/28       2467.97     6/1/02                  366320
     4865075529              9/1/98    7/1/02              8/1/28       3152.19     6/1/02                  486000
     4865098976              8/1/98    7/1/02              7/1/28       3103.99     6/1/02                  472500
     4865215950              9/1/98    7/1/02              8/1/28       2933.36     6/1/02                  430000
     4865232658              9/1/98    7/1/02              8/1/28        2440.5     6/1/02                  371500
     4865255824             10/1/98    7/1/02              9/1/28       3284.65     6/1/02                  500000
     4865256772             10/1/98    7/1/02              9/1/28       2980.82     6/1/02                  453750
     4865283222             10/1/98    7/1/02              9/1/28       3284.65     6/1/02                  500000
     4865286449             10/1/98    7/1/02              9/1/28       3218.96     6/1/02                  490000
     4865314324             10/1/98    7/1/02              9/1/28       2785.38     6/1/02                  424000
     4865322392              9/1/98    7/1/02              8/1/28       2692.98     6/1/02                  415200
     4865325643              9/1/98    7/1/02              8/1/28       4138.66     6/1/02                  630000
     4865325783             10/1/98    7/1/02              9/1/28       3269.97     6/1/02                  491500
     4865326005              9/1/98    7/1/02              8/1/28       4922.04     6/1/02                  749250
     4865335360             10/1/98    7/1/02              9/1/28       2023.35     6/1/02                  308000
     4865337770             10/1/98    7/1/02              9/1/28       2003.64     6/1/02                  305000
     4865470787              1/1/99    7/1/02             12/1/28       3218.96     6/1/02                  490000
     4865513420             11/1/98    7/1/02             10/1/28       8678.17     6/1/02                 1288100
     4865514378             11/1/98    7/1/02             10/1/28       3138.02     6/1/02                  460000
     4865578530             10/1/98    7/1/02              9/1/28       2301.95     6/1/02                  346000
     4865581930             11/1/98    7/1/02             10/1/28       3449.44     6/1/02                  512000
     4865612073             11/1/98    8/1/02             10/1/28       2627.72     7/1/02                  400000
     4865640264              3/1/99    7/1/02              2/1/29       2036.48     6/1/02                  310000
     4865642989              2/1/99    7/1/02              1/1/29       2310.64     6/1/02                  356250
     4865663126              1/1/99    7/1/02             12/1/28       2529.18     6/1/02                  385000
     4865669115             10/1/98    7/1/02              9/1/28       3233.85     6/1/02                  480000
     4865777322              3/1/99    7/1/02              2/1/29       2575.17     6/1/02                  392000
     4865792230              1/1/99    7/1/02             12/1/28       2903.63     6/1/02                  442000
     4865858809              2/1/99    7/1/02              1/1/29       2266.41     6/1/02                  345000
     4865860607              2/1/99    7/1/02              1/1/29       2286.12     6/1/02                  348000
     4865924114              2/1/99    7/1/02              1/1/29       5649.59     6/1/02                  860000
     4865924874              1/1/99    7/1/02             12/1/28       2568.07     6/1/02                  386000
     4865933479              2/1/99    7/1/02              1/1/29       3891.59     6/1/02                  600000
     4865955183              3/1/99    7/1/02              2/1/29       4270.04     6/1/02                  650000
     4865961975              2/1/99    7/1/02              1/1/29        2397.8     6/1/02                  365000
     4866034418              3/1/99    7/1/02              2/1/29       3153.26     6/1/02                  480000
     4866134523              2/1/99    7/1/02              1/1/29       2923.34     6/1/02                  445000
     4866188313              1/1/99    7/1/02             12/1/28       2299.26     6/1/02                  350000
     4866285481             12/1/98    7/1/02             11/1/28       2154.73     6/1/02                  328000
     4866321807              3/1/99    7/1/02              2/1/29       2148.16     6/1/02                  327000
     4866428990              2/1/99    7/1/02              1/1/29       6307.07     6/1/02                  948000
     4866540653              4/1/99    7/1/02              3/1/29       2627.72     6/1/02                  400000
     4866676119              3/1/99    7/1/02              2/1/29       2430.64     6/1/02                  370000
     4960933424              6/1/96    7/1/02              5/1/26       2728.71     6/1/02                  400000
     4963080249              6/1/98    7/1/02              5/1/28       2264.83     6/1/02                  332000
     4963684826              6/1/98    7/1/02              5/1/28       2152.19     6/1/02                  307800
     4963892353              5/1/98    7/1/02              4/1/28        2404.6     6/1/02                  343900
     4963908852              5/1/98    8/1/02              4/1/28       4690.39     7/1/02                  705000
     4963985173              5/1/98    7/1/02              4/1/28       6821.77     6/1/02                 1000000
     4963992328              4/1/98    8/1/02              3/1/28        2360.9     7/1/02                  364000
     4963992948              4/1/98    8/1/02              3/1/28       6070.88     7/1/02                  936000
     4964114138              5/1/98    7/1/02              4/1/28       6647.75     6/1/02                  962500
     4964132437              7/1/98    7/1/02              6/1/28       6653.03     6/1/02                 1000000
     4964193488              5/1/98    7/1/02              4/1/28       2299.95     6/1/02                  333000
     4964198834              6/1/98    7/1/02              5/1/28       6636.13     6/1/02                  985000
     4964234647              5/1/98    7/1/02              4/1/28       2693.64     6/1/02                  390000
     4964235768              6/1/98    7/1/02              5/1/28       5308.46     6/1/02                  750000
     4964364733              8/1/98    7/1/02              7/1/28       2661.21     6/1/02                  400000
     4964397006              6/1/98    7/1/02              5/1/28       6569.29     6/1/02                 1000000
     4964495156              6/1/98    7/1/02              5/1/28       2133.85     6/1/02                  312800
     4964526562             11/1/98    7/1/02             10/1/28       3180.15     6/1/02                  478000
     4964569653              6/1/98    8/1/02              5/1/28       5012.47     7/1/02                  744000
     4964570503              6/1/98    7/1/02              5/1/28       2453.64     6/1/02                  368800
     4964571287              7/1/98    8/1/02              6/1/28       2447.26     7/1/02                  350000
     4964575205              7/1/98    7/1/02              6/1/28       3646.77     6/1/02                  528000
     4964588315              8/1/98    7/1/02              7/1/28       2501.54     6/1/02                  376000
     4964593331              9/1/98    7/1/02              8/1/28       2251.19     6/1/02                  330000
     4964622643              6/1/98    7/1/02              5/1/28       2657.02     6/1/02                  380000
     4964640322              7/1/98    7/1/02              6/1/28        3601.9     6/1/02                  528000
     4964676268              8/1/98    7/1/02              7/1/28       2029.18     6/1/02                  305000
     4964707840              7/1/98    7/1/02              6/1/28       3547.42     6/1/02                  540000
     4964720967              6/1/98    7/1/02              5/1/28       1978.02     6/1/02                  301100
     4964794368              9/1/98    7/1/02              8/1/28       5759.62     6/1/02                  844300
     4964796017              8/1/98    7/1/02              7/1/28       3113.28     6/1/02                  480000
     4964800702             10/1/98    7/1/02              9/1/28       2312.39     6/1/02                  352000
     4964906947              7/1/98    7/1/02              6/1/28       2122.94     6/1/02                  311200
     4964916359              3/1/99    7/1/02              2/1/29       3416.03     6/1/02                  520000
     4964947933              9/1/98    7/1/02              8/1/28       2358.38     6/1/02                  359000
     4965009162             10/1/98    7/1/02              9/1/28       2661.21     6/1/02                  400000
     4965060199              9/1/98    7/1/02              8/1/28       3238.66     6/1/02                  493000
     4965060983             10/1/98    7/1/02              9/1/28       3153.26     6/1/02                  480000
     4965065370             10/1/98    7/1/02              9/1/28       3534.28     6/1/02                  538000
     4965159207             10/1/98    7/1/02              9/1/28       2223.28     6/1/02                  330000
     4965197082              2/1/99    7/1/02              1/1/29        1991.2     6/1/02                  307000
     4965201157              8/1/98    7/1/02              7/1/28       2661.21     6/1/02                  400000
     4965232392              9/1/98    7/1/02              8/1/28       3299.24     6/1/02                  495900
     4965283924             11/1/98    7/1/02             10/1/28       4163.59     6/1/02                  618000
     4965284088              9/1/98    7/1/02              8/1/28       6514.79     6/1/02                  955000
     4965285713             11/1/98    7/1/02             10/1/28       3031.74     6/1/02                  450000
     4965303987             10/1/98    7/1/02              9/1/28       5372.91     6/1/02                  797500
     4965324264              9/1/98    7/1/02              8/1/28       2742.68     6/1/02                  417500
     4965355987             11/1/98    7/1/02             10/1/28       2560.14     6/1/02                  380000
     4965405600             10/1/98    7/1/02              9/1/28       2299.26     6/1/02                  350000
     4965510730              1/1/99    7/1/02             12/1/28       2019.08     6/1/02                  307350
     4965522693              3/1/99    7/1/02              2/1/29       2430.64     6/1/02                  370000
     4965574389             11/1/98    7/1/02             10/1/28       2102.18     6/1/02                  320000
     4965620901             11/1/98    7/1/02             10/1/28       2391.71     6/1/02                  355000
     4965663174              1/1/99    7/1/02             12/1/28       2200.72     6/1/02                  335000
     4965756333              1/1/99    7/1/02             12/1/28        3725.7     6/1/02                  560000
     4965855010              3/1/99    7/1/02              2/1/29       2661.21     6/1/02                  400000
     4965856927              3/1/99    7/1/02              2/1/29       2098.56     6/1/02                  319450
     4965894498              2/1/99    7/1/02              1/1/29       2349.84     6/1/02                  357700
     4965896931              3/1/99    7/1/02              2/1/29       2890.49     6/1/02                  440000
     4966033039              3/1/99    7/1/02              2/1/29       2070.76     6/1/02                  311250
     4966286850              1/1/99    7/1/02             12/1/28        4929.9     6/1/02                  741000
     4966344683              1/1/99    7/1/02             12/1/28       2022.52     6/1/02                  304000
     4966387633              3/1/99    7/1/02              2/1/29        2069.1     6/1/02                  314965
     4966616544              4/1/99    7/1/02              3/1/29        5821.4     6/1/02                  875000
     5000033901              5/1/99    7/1/02              4/1/29       2364.95     6/1/02                  360000
     5000034412              6/1/99    7/1/02              5/1/29       3035.44     6/1/02                  468000
     5000046606              5/1/99    7/1/02              4/1/29       2316.12     6/1/02                  352567
     5000046804              4/1/99    7/1/02              3/1/29        3251.8     6/1/02                  495000
     5000048073              4/1/99    7/1/02              3/1/29       3284.65     6/1/02                  500000
     5000050574              5/1/99    7/1/02              4/1/29       2853.84     6/1/02                  440000
     5000055011              6/1/99    7/1/02              5/1/29        2594.4     6/1/02                  400000
     5000065556              5/1/99    7/1/02              4/1/29       4026.98     6/1/02                  613000
     5000066463              6/1/99    7/1/02              5/1/29       2539.23     6/1/02                  386530
     5000069574              5/1/99    7/1/02              4/1/29       3547.42     6/1/02                  540000
     5000086289              6/1/99    7/1/02              5/1/29       3232.09     6/1/02                  492000
     5000090968              5/1/99    7/1/02              4/1/29       7783.18     6/1/02                 1200000
     5000094549              5/1/99    8/1/02              4/1/29       3054.72     7/1/02                  465000
     5000113083              6/1/99    7/1/02              5/1/29       4143.37     6/1/02                  615000
     5000114834              8/1/99    7/1/02              7/1/29        2270.1     6/1/02                  350000
     5000115609              5/1/99    7/1/02              4/1/29       3697.01     6/1/02                  570000
     5000119585              6/1/99    7/1/02              5/1/29       2168.53     6/1/02                  330100
     5000119999              6/1/99    7/1/02              5/1/29       5509.54     6/1/02                  838680
     5000120187              7/1/99    7/1/02              6/1/29       3460.22     6/1/02                  513600
     5000124650              6/1/99    7/1/02              5/1/29       2448.32     6/1/02                  368000
     5000126564              6/1/99    7/1/02              5/1/29       3087.57     6/1/02                  470000
     5000126796              5/1/99    7/1/02              4/1/29       2430.64     6/1/02                  370000
     5000126960              5/1/99    7/1/02              4/1/29       2146.85     6/1/02                  326800
     5000129428              5/1/99    7/1/02              4/1/29       2562.03     6/1/02                  390000
     5000129832              6/1/99    7/1/02              5/1/29        3337.2     6/1/02                  508000
     5000132802              7/1/99    7/1/02              6/1/29       2128.97     6/1/02                  320000
     5000156173              5/1/99    7/1/02              4/1/29       2860.81     6/1/02                  430000
     5000162676              5/1/99    7/1/02              4/1/29       3058.01     6/1/02                  465500
     5000162684              6/1/99    7/1/02              5/1/29       2211.88     6/1/02                  336700
     5000164250              6/1/99    7/1/02              5/1/29       2345.24     6/1/02                  357000
     5000164755              5/1/99    7/1/02              4/1/29       2207.29     6/1/02                  336000
     5000175702              5/1/99    6/1/02              4/1/29       2528.15     5/1/02                  380000
     5000178631              6/1/99    7/1/02              5/1/29       6529.88     6/1/02                  994000
     5000185149              6/1/99    7/1/02              5/1/29       2975.89     6/1/02                  453000
     5000189539              6/1/99    7/1/02              5/1/29       2463.49     6/1/02                  375000
     5000199728              5/1/99    7/1/02              4/1/29       2958.81     6/1/02                  450400
     5000202696              7/1/99    7/1/02              6/1/29       2441.33     6/1/02                  366950
     5000234327              7/1/99    7/1/02              6/1/29        2075.9     6/1/02                  316000
     5000234640              6/1/99    7/1/02              5/1/29       2233.56     6/1/02                  340000
     5000235944              7/1/99    7/1/02              6/1/29       3284.65     6/1/02                  500000
     5000236298              6/1/99    7/1/02              5/1/29       2759.11     6/1/02                  420000
     5000236439              6/1/99    7/1/02              5/1/29       2726.26     6/1/02                  415000
     5000242346              6/1/99    7/1/02              5/1/29       2594.87     6/1/02                  395000
     5000242551              7/1/99    7/1/02              6/1/29       2410.93     6/1/02                  367000
     5000245141              6/1/99    7/1/02              5/1/29       2877.35     6/1/02                  438000
     5000250604              5/1/99    7/1/02              4/1/29       3892.31     6/1/02                  592500
     5000251545              5/1/99    7/1/02              4/1/29       3297.79     6/1/02                  502000
     5000252766              5/1/99    7/1/02              4/1/29          3243     6/1/02                  500000
     5000254168              6/1/99    7/1/02              5/1/29       1997.07     6/1/02                  304000
     5000254200              5/1/99    7/1/02              4/1/29       6437.91     6/1/02                  980000
     5000254861              6/1/99    7/1/02              5/1/29       5124.05     6/1/02                  780000
     5000260611              5/1/99    7/1/02              4/1/29       4856.02     6/1/02                  739200
     5000262948              4/1/99    7/1/02              3/1/29       2299.26     6/1/02                  350000
     5000265131              5/1/99    7/1/02              4/1/29       2128.97     6/1/02                  320000
     5000265826              5/1/99    7/1/02              4/1/29       2811.66     6/1/02                  428000
     5000267780              4/1/99    7/1/02              3/1/29       2890.49     6/1/02                  440000
     5000268606              5/1/99    7/1/02              4/1/29       2956.18     6/1/02                  450000
     5000268747              5/1/99    7/1/02              4/1/29       3448.88     6/1/02                  525000
     5000268820              4/1/99    7/1/02              3/1/29       4007.27     6/1/02                  610000
     5000269059              4/1/99    7/1/02              3/1/29       3087.57     6/1/02                  470000
     5000269984              4/1/99    7/1/02              3/1/29       3140.12     6/1/02                  478000
     5000271717              5/1/99    7/1/02              4/1/29       2726.26     6/1/02                  415000
     5000271741              4/1/99    7/1/02              3/1/29       6306.52     6/1/02                  960000
     5000274174              5/1/99    7/1/02              4/1/29       2062.44     6/1/02                  310000
     5000274265              5/1/99    7/1/02              4/1/29       3028.45     6/1/02                  461000
     5000274422              5/1/99    7/1/02              4/1/29       2279.55     6/1/02                  347000
     5000274638              5/1/99    7/1/02              4/1/29       2280.54     6/1/02                  338500
     5000320191              4/1/99    7/1/02              3/1/29       2874.73     6/1/02                  437600
     5000350552              5/1/99    7/1/02              4/1/29       4283.18     6/1/02                  652000
     5000350842              6/1/99    7/1/02              5/1/29       2376.44     6/1/02                  361750
     5000357805              5/1/99    7/1/02              4/1/29       2575.17     6/1/02                  392000
     5000361435              7/1/99    7/1/02              6/1/29       2365.16     6/1/02                  355500
     5000361633              5/1/99    7/1/02              4/1/29       2526.45     6/1/02                  375000
     5000362136              7/1/99    7/1/02              6/1/29       2259.84     6/1/02                  344000
     5000369461              5/1/99    7/1/02              4/1/29       2716.73     6/1/02                  413550
     5000371335              6/1/99    7/1/02              5/1/29       5097.77     6/1/02                  776000
     5000374057              7/1/99    7/1/02              6/1/29       2299.26     6/1/02                  350000
     5000374412              8/1/99    7/1/02              7/1/29       2977.07     6/1/02                  459000
     5000374495              9/1/99    7/1/02              8/1/29       2340.98     6/1/02                  334800
     5000375963              6/1/99    7/1/02              5/1/29        2789.2     6/1/02                  414000
     5000379379              8/1/99    7/1/02              7/1/29       3310.93     6/1/02                  504000
     5000387521              5/1/99    7/1/02              4/1/29       1983.93     6/1/02                  302000
     5000387687              5/1/99    7/1/02              4/1/29       2732.83     6/1/02                  416000
     5000395730              5/1/99    7/1/02              4/1/29       2328.56     6/1/02                  350000
     5000396498              5/1/99    7/1/02              4/1/29       2023.35     6/1/02                  308000
     5000396654              5/1/99    7/1/02              4/1/29       3462.02     6/1/02                  527000
     5000405471              4/1/99    8/1/02              3/1/29       2706.55     7/1/02                  412000
     5000405919              6/1/99    8/1/02              5/1/29       5961.12     7/1/02                  896000
     5000410117              4/1/99    7/1/02              3/1/29       4559.09     6/1/02                  694000
     5000428150              6/1/99    7/1/02              5/1/29       4125.52     6/1/02                  628000
     5000428598              5/1/99    7/1/02              4/1/29       2196.61     6/1/02                  322000
     5000438480              4/1/99    7/1/02              3/1/29       2095.28     6/1/02                  318950
     5000450196              5/1/99    7/1/02              4/1/29       4204.01     6/1/02                  624000
     5000459155              6/1/99    7/1/02              5/1/29       8370.96     6/1/02                 1242500
     5000469519              5/1/99    7/1/02              4/1/29       2568.45     6/1/02                  396000
     5000471531              7/1/99    7/1/02              6/1/29       2073.09     6/1/02                  311600
     5000481829              5/1/99    7/1/02              4/1/29       3750.27     6/1/02                  549750
     5000496199              4/1/99    7/1/02              3/1/29       2104.71     6/1/02                  324500
     5000534288              6/1/99    7/1/02              5/1/29       3567.29     6/1/02                  550000
     5000535335              6/1/99    7/1/02              5/1/29       3098.08     6/1/02                  471600
     5000536903              6/1/99    7/1/02              5/1/29       3702.09     6/1/02                  549500
     5000560457              5/1/99    7/1/02              4/1/29       4270.04     6/1/02                  650000
     5000561661              7/1/99    7/1/02              6/1/29       2529.18     6/1/02                  385000
     5000563543              7/1/99    7/1/02              6/1/29        2332.1     6/1/02                  355000
     5000563915              6/1/99    7/1/02              5/1/29       2005.89     6/1/02                  301500
     5000571827              6/1/99    7/1/02              5/1/29       2332.56     6/1/02                  350600
     5000572015              6/1/99    7/1/02              5/1/29       2069.33     6/1/02                  315000
     5000575653              6/1/99    7/1/02              5/1/29       3642.54     6/1/02                  547500
     5000583376              8/1/99    7/1/02              7/1/29       3426.31     6/1/02                  515000
     5000584622              6/1/99    7/1/02              5/1/29       3401.03     6/1/02                  511200
     5000590363              6/1/99    7/1/02              5/1/29       2686.07     6/1/02                  393750
     5000590991              6/1/99    7/1/02              5/1/29       2470.06     6/1/02                  376000
     5000592187              6/1/99    7/1/02              5/1/29       3783.91     6/1/02                  576000
     5000592484              6/1/99    7/1/02              5/1/29       3459.58     6/1/02                  520000
     5000594084              6/1/99    7/1/02              5/1/29       1986.56     6/1/02                  302400
     5000599687              6/1/99    7/1/02              5/1/29       7476.66     6/1/02                 1096000
     5000602424              6/1/99    7/1/02              5/1/29       2223.05     6/1/02                  338400
     5000610955              5/1/99    7/1/02              4/1/29       2167.87     6/1/02                  330000
     5000616051              6/1/99    7/1/02              5/1/29       2627.72     6/1/02                  400000
     5000689017              7/1/99    7/1/02              6/1/29       2160.32     6/1/02                  328850
     5000744523              6/1/99    7/1/02              5/1/29        3488.3     6/1/02                  531000
     5000800630              6/1/99    7/1/02              5/1/29       1962.01     6/1/02                  302500
     5000801463              6/1/99    7/1/02              5/1/29       2853.84     6/1/02                  440000
     5000802032              7/1/99    7/1/02              6/1/29       2428.36     6/1/02                  365000
     5000839844              6/1/99    8/1/02              5/1/29       2048.11     7/1/02                  304000
     5000845775              7/1/99    7/1/02              6/1/29        5242.3     6/1/02                  798000
     6011988810              3/1/00    7/1/02              2/1/30       3241.07     6/1/02                  447000
     6020213176              8/1/99    7/1/02              7/1/29       8960.46     6/1/02                 1330000
     6047414609              9/1/00    7/1/02              8/1/30       3282.28     6/1/02                  422000
     6061879489              8/1/99    8/1/02              7/1/29       2268.69     7/1/02                  341000
     6072090605              7/1/99    7/1/02              6/1/29       5188.79     6/1/02                  800000
     6119850151              7/1/99    6/1/02              6/1/29        2195.5     5/1/02                  330000
     6161815854              8/1/99    7/1/02              7/1/29       2444.99     6/1/02                  367500
     6164462530              7/1/99    7/1/02              6/1/29       2333.74     6/1/02                  355250
     6167558292              8/1/99    7/1/02              7/1/29       2095.71     6/1/02                  315000
     6228371024              7/1/99    7/1/02              6/1/29       2167.87     6/1/02                  330000
     6249321289              8/1/99    7/1/02              7/1/29       6063.47     6/1/02                  900000
     6264557981              6/1/99    7/1/02              5/1/29        6479.5     6/1/02                  999000
     6266081360              8/1/99    7/1/02              7/1/29       2834.19     6/1/02                  426000
     6324491858              7/1/99    7/1/02              6/1/29       2237.09     6/1/02                  332050
     6324689964              7/1/99    7/1/02              6/1/29       3126.93     6/1/02                  470000
     6355398493              7/1/99    7/1/02              6/1/29       4989.77     6/1/02                  750000
     6407184479              8/1/99    7/1/02              7/1/29        2478.6     6/1/02                  377300
     6445036699              8/1/99    7/1/02              7/1/29       4598.51     6/1/02                  700000
     6464675724              8/1/99    7/1/02              7/1/29       2299.26     6/1/02                  350000
     6487530179              9/1/99    8/1/02              8/1/29       2057.45     7/1/02                  301600
     6492642399              8/1/99    7/1/02              7/1/29       2709.84     6/1/02                  412500
     6494284950              9/1/99    8/1/02              8/1/29       3178.95     7/1/02                  471850
     6494391672              7/1/99    7/1/02              6/1/29       2634.29     6/1/02                  401000
     6547642642              8/1/99    7/1/02              7/1/29       3160.34     6/1/02                  500000
     6565831507              8/1/99    7/1/02              7/1/29       3018.26     6/1/02                  448000
     6569746875              8/1/99    7/1/02              7/1/29       3981.68     6/1/02                  591000
     6575032336             11/1/99    7/1/02             10/1/29       2349.88     6/1/02                  332000
     6577480475              7/1/99    7/1/02              6/1/29        3337.2     6/1/02                  508000
     6586885839              9/1/99    7/1/02              8/1/29       2547.37     6/1/02                  392750
     6619568063              8/1/99    7/1/02              7/1/29       3021.88     6/1/02                  460000
     6643354282             12/1/99    7/1/02             11/1/29       3043.32     6/1/02                  424800
     6644752070              7/1/99    7/1/02              6/1/29       2860.81     6/1/02                  430000
     6646182219             10/1/99    7/1/02              9/1/29        2594.4     6/1/02                  400000
     6666208381              8/1/99    7/1/02              7/1/29          3621     6/1/02                  551200
     6687996394             11/1/99    8/1/02             10/1/29       3582.07     7/1/02                  500000
     6712590436              9/1/99    7/1/02              8/1/29       2600.56     6/1/02                  386000
     6723606924              8/1/99    7/1/02              7/1/29       4874.42     6/1/02                  742000
     6729012630              7/1/99    7/1/02              6/1/29       4989.77     6/1/02                  750000
     6797336036              7/1/99    7/1/02              6/1/29        2594.4     6/1/02                  400000
     6809791699              7/1/99    7/1/02              6/1/29       2468.28     6/1/02                  371000
     6903174974              1/1/00    7/1/02             12/1/29       2865.65     6/1/02                  400000
     6909420900              8/1/99    7/1/02              7/1/29       2496.33     6/1/02                  380000
     6959409654              8/1/99    7/1/02              7/1/29        2209.8     6/1/02                  328000
     6959791457             12/1/99    8/1/02             11/1/09       6033.41     7/1/02                  500000
     6988877129              7/1/99    7/1/02              6/1/29       7318.33     6/1/02                 1100000
     6991835387              7/1/99    7/1/02              6/1/29       2627.72     6/1/02                  400000
      10135663               8/1/01                        7/1/31       2506.13     7/1/02                  418000
      10143535              10/1/01                        7/1/30       2388.85     6/1/02                  363704
      11672243              10/1/01                        9/1/31        2075.9     7/1/02                  316000
      11703303               8/1/01                        7/1/31       2526.45     6/1/02                  375000
      11720703               9/1/01                        8/1/31       2516.57     6/1/02                  388000

(TABLE CONTINUED)

   Account Number             UPB                Purpose               Doc Type       Appraisal Amount             Last Name
     4060939321                370,235.28     Rate/Term Refi                                        825000          KOENIG
     4062319548                318,333.97        Purchase                                           480000          EVERSON
     4063376612                318,998.79      Cashout Refi                                         470000            HSU
     4063382586                997,440.69     Rate/Term Refi                                       1550000           POSIN
     4063535191                439,678.03        Purchase                                           575000          BONFERT
     4063617486                332,626.13        Purchase                                           456500           GIBBS
     4063727202                380,575.56      Cashout Refi                                         500000           SMITH
     4063991113                241,846.92     Rate/Term Refi                                       1850000          DUNCAN
     4064001136                304,809.84      Cashout Refi                                         535000          GEITNER
     4064027834                376,358.66     Rate/Term Refi                                        840000          KONDOS
     4064053442                427,839.19     Rate/Term Refi                                        850000          NILSSON
     4064136544                504,566.56        Purchase                                           660000           VERST
     4064143359                238,582.71     Rate/Term Refi                                        525000          AFZALI
     4064169743                449,428.12      Cashout Refi                                         650000           MORK
     4064254644                531,612.12        Purchase                                           700000          GALVIN
     4064293535                308,548.48        Purchase                                           760000          HANLIN
     4064332390                311,380.38      Cashout Refi                                         540000          MILLER
     4064482880                249,111.33        Purchase                                           524900          PARKER
     4064486774                371,551.26        Purchase                                           500000          ALPERIN
     4064494422                672,667.52      Cashout Refi                                         950000          JARVIS
     4064506381                393,354.92     Rate/Term Refi                                        750000            FRY
     4064551924                515,217.70        Purchase                                           720000         GOLDSTONE
     4064638127                482,107.88     Rate/Term Refi                                        665000         DIANGSON
     4064638887                365,728.96     Rate/Term Refi                                        520000           ADLER
     4064676820                329,386.82        Purchase                                           445000          RUEGER
     4064679873                459,119.86        Purchase                                           780000           SMALE
     4064691258                393,841.80      Cashout Refi                                         550000           KLINE
     4064696091                606,319.76     Rate/Term Refi                                       1150000         FARAVELLI
     4064700950                522,697.86      Cashout Refi                                         975000          GEVERTZ
     4064778246                504,248.70        Purchase                                           664000        HARRAKA JR
     4064789565                484,755.42        Purchase                                           713000           KWONG
     4064835269                954,041.05        Purchase                                          1500000       DEL COLLIANO
     4064893128                859,803.68     Rate/Term Refi                                       1300000           VILAS
     4064915459                321,012.96     Rate/Term Refi                                        454000          GIUDICI
     4065044556                261,096.74      Cashout Refi                                         405000          TREVES
     4065062715                450,055.13      Cashout Refi                                         665000         SUZUMOTO
     4065180780                385,688.05     Rate/Term Refi                                        510000          MEADOR
     4065199749                297,638.83     Rate/Term Refi                                        485000         SUNOFSKY
     4065200737                301,083.78     Rate/Term Refi                                        600000          GALANOS
     4065215800                333,839.46      Cashout Refi                                         525000          O'BRIAN
     4065222137                437,070.32        Purchase                                           575000           HOBBS
     4065228266                367,363.69        Purchase                                           482000           OWENS
     4065230718                309,366.36        Purchase                                           405000           FABIS
     4065258412                341,969.56        Purchase                                           519000          NIELSEN
     4065259220                716,867.03      Cashout Refi                                        1400000         ALLEN JR
     4065301824                370,369.55     Rate/Term Refi                                        510000         SLOTFELDT
     4065313472                526,512.70      Cashout Refi                                         690000          KROGER
     4065334684                469,283.07        Purchase                                           615000          THOMSON
     4065403869                459,308.67        Purchase                                           600000           CALL
     4065440341                437,201.38        Purchase                                           570000           BRANN
     4065491229                331,116.99        Purchase                                           440000          BARNETT
     4065531719                551,717.75        Purchase                                           720000          CAMERER
     4065543052                306,205.96        Purchase                                           400000           NOVAK
     4065610927                447,392.71     Rate/Term Refi                                        735000            LY
     4065760284                837,392.60        Purchase                                          1163000          YOUSUF
     4065761605                776,553.07      Cashout Refi                                        1900000          YEOMANS
     4065777932                457,117.48      Cashout Refi                                         875000       MITCHELL III
     4065852321                297,673.03      Cashout Refi                                         660000          MCCABE
     4065864284                439,236.99     Rate/Term Refi                                        725000          CASKEY
     4065867055                301,513.85     Rate/Term Refi                                        430000           QUIRK
     4065929731                383,654.86        Purchase                                           685000          BURGESS
     4065963300                314,030.17      Cashout Refi                                         435000        WILSON III
     4066291818                337,944.48      Cashout Refi                                         625000         BERNOSKY
     4066385891                425,576.40        Purchase                                           554000        ATENCIO JR
     4066387541                452,699.69      Cashout Refi                                        1010000           CHENG
     4066540644                404,187.99      Cashout Refi                                         950000        BRANKOVICH
     4066661341                300,071.55        Purchase                                           650000         HOSTOMSKY
     4066675606                451,343.54     Rate/Term Refi                                        825000         REXINGER
     4066675911                362,782.68     Rate/Term Refi                                        505000           CHAI
     4066678345                320,398.26      Cashout Refi                                         770000          LAURAIN
     4066678485                573,095.32      Cashout Refi                                         920000          MARZANO
     4066743321                324,271.20     Rate/Term Refi                                        412000          DOBROTT
     4066752686                330,079.76      Cashout Refi                                         700000         MCKIBBEN
     4160824225                364,458.06        Purchase                                           490000        VANDEVENTER
     4161326725                400,942.66        Purchase                                           550000          GRANOFF
     4163684386                315,691.38        Purchase                                           436000          KEELER
     4163785118                296,241.48      Cashout Refi                                         630000           BYRD
     4163844717                322,305.54     Rate/Term Refi                                        790000         ROBINSON
     4163878418              1,501,382.74        Purchase                                          2500000           CHIN
     4163903182                295,534.91     Rate/Term Refi                                        404000           DUNN
     4163909825                603,736.96        Purchase                                           790500          SHIPMAN
     4164019558                352,342.11      Cashout Refi                                         500000          PREVOST
     4164019723                952,530.51     Rate/Term Refi                                       3300000          SWEAZEY
     4164031694                353,671.30      Cashout Refi                                         683000         WOODRUFF
     4164031959                602,436.12     Rate/Term Refi                                       1500000          STOKES
     4164041362                685,059.81        Purchase                                           900000          SPEKTOR
     4164049050                227,434.85        Purchase                                           483000          O'BRIEN
     4164049761                429,568.27        Purchase                                           565000           RAND
     4164051338                634,796.07      Cashout Refi                                        1450000        SCHINNERER
     4164053219                667,496.83     Rate/Term Refi                                       1470000           DAVIS
     4164063382                247,613.68     Rate/Term Refi                                        615000          JAHINA
     4164063697                416,745.93     Rate/Term Refi                                        572000           DIAZ
     4164066013                573,555.88        Purchase                                           830000           GHOSE
     4164066328                700,266.76     Rate/Term Refi                                       1500000         FURMANSKI
     4164090534                326,717.75     Rate/Term Refi                                       1100000          CURTIS
     4164100481                330,971.42     Rate/Term Refi                                        475000         BUSCHING
     4164109102                143,659.92        Purchase                                           535000         FLANAGAN
     4164110316                355,105.20      Cashout Refi                                         640000           BROWN
     4164116446                286,817.70        Purchase                                           435000          DORGAN
     4164127997                614,272.06        Purchase                                          1050000         THOMPSON
     4164143887                381,371.04      Cashout Refi                                         560000          PETRAC
     4164264618                329,176.96        Purchase                                          1500000           RICE
     4164291116                616,098.99      Cashout Refi                                        1025000           TIMM
     4164297162                297,160.60        Purchase                                           389500         VELETZOS
     4164297501                680,400.52        Purchase                                           890000           DAHEB
     4164377972                379,722.49        Purchase                                           899500        SHAMSHOIAN
     4164393805                611,036.85      Cashout Refi                                        1400000          CALLAN
     4164404735                251,011.47        Purchase                                           629000          EDWARDS
     4164408934                303,120.67        Purchase                                           440000           ZORN
     4164485080                475,632.01     Rate/Term Refi                                        665000         CAMPBELL
     4164487573                861,017.56        Purchase                                          1150000          MCCRAY
     4164494504                321,416.50     Rate/Term Refi                                        440000           CRAFT
     4164505564                480,104.87     Rate/Term Refi                                        632000          AUSTIN
     4164509681                543,058.65        Purchase                                           711000          SHERRY
     4164517072                325,525.24     Rate/Term Refi                                        435000          MILLER
     4164525885                443,430.59        Purchase                                           580000           STARR
     4164528517                343,669.79        Purchase                                           450000          MURPHY
     4164550149                649,930.06        Purchase                                           852000          MEZGER
     4164576227                541,844.16        Purchase                                           708000          KIMBALL
     4164620611                717,484.40        Purchase                                          1600000        CAPPELLINO
     4164622856                348,567.82        Purchase                                           460000          MUSIKER
     4164640361                452,591.17      Cashout Refi                                         655000           LEVY
     4164675045                959,600.62     Rate/Term Refi                                       1700000         MARTINEZ
     4164675615                791,033.12     Rate/Term Refi                                       1350000          GROWDON
     4164675839                628,786.78        Purchase                                           825000           EBERT
     4164679104                525,702.20     Rate/Term Refi                                       1585000         NAKAJIMA
     4164681977                316,760.04        Purchase                                           375000         BENEDICT
     4164700249                374,772.29        Purchase                                           734000           ALLAN
     4164700462                885,513.42     Rate/Term Refi                                       1480000           LEVIN
     4164702732                526,421.29     Rate/Term Refi                                        690000          BARGER
     4164714075                335,778.93        Purchase                                           376000           TODD
     4164746291                358,062.56        Purchase                                           530000      GOLLADAY-PIERCE
     4164773840                350,849.59        Purchase                                           600000       ANDERSON III
     4164780605                440,757.57        Purchase                                           885000          KHEZRI
     4164784805                413,788.08        Purchase                                           585000           MEYN
     4164793319                404,478.30     Rate/Term Refi                                        600000          KUSHNER
     4164797963                494,728.27     Rate/Term Refi                                        645000          STANTON
     4164829519                909,724.98        Purchase                                          1375000          CARLTON
     4164830418                343,377.76        Purchase                                           450000        DRAGONETTE
     4164900856                357,264.90     Rate/Term Refi                                        500000           HOBAN
     4165017734                382,370.59        Purchase                                           815000            LIN
     4165045131                859,270.46        Purchase                                          1850000          POMEROY
     4165045834                313,463.76     Rate/Term Refi                                        345000           BURNS
     4165046162                291,508.89        Purchase                                           340000          ARTEAGA
     4165054745                218,802.89     Rate/Term Refi                                        475000         REITZFELD
     4165057177                343,740.06     Rate/Term Refi                                        720000          MAROTTI
     4165065139                433,589.97     Rate/Term Refi                                        825000        CARBONETTI
     4165065584                291,701.77     Rate/Term Refi                                        390000          FURNARE
     4165069164                324,979.68        Purchase                                           465000           PECA
     4165072200                774,023.28     Rate/Term Refi                                       1250000          SALZMAN
     4165074180                295,381.51     Rate/Term Refi                                        400000           CHILD
     4165096639                475,190.72        Purchase                                          2100000          SHAMSA
     4165099062                321,156.27        Purchase                                           485000          MONROE
     4165101207                534,657.12      Cashout Refi                                        1000000        GOLDEN III
     4165102858                357,004.56        Purchase                                           465000          PROUTY
     4165165020                536,083.73        Purchase                                           701000           BROWN
     4165165640                369,358.88        Purchase                                           505000          KENNEDY
     4165166531                375,102.20        Purchase                                           490000         RODRIGUES
     4165218597                407,387.70        Purchase                                           570000           TUNG
     4165219512                304,417.30     Rate/Term Refi                                        420000          KANBAR
     4165220817                334,191.57        Purchase                                           500000         SANGSTER
     4165231657                297,594.18        Purchase                                           390000          BUTLER
     4165232150                401,894.95      Cashout Refi                                         560000           CRISP
     4165244767                597,388.75     Rate/Term Refi                                       1525000           TYNES
     4165246077                367,855.82        Purchase                                           480000          JANICKI
     4165287402                932,028.70     Rate/Term Refi                                       1395000          PERRIS
     4165293996                336,761.15        Purchase                                           440000          FRAGER
     4165302060                465,060.02      Cashout Refi                                         680000           LUKAS
     4165317183                672,516.84        Purchase                                           879500         MCCAUGHIN
     4165327026                498,409.53        Purchase                                          1050000          BURSCH
     4165328842                287,197.60        Purchase                                           405000          HANSKAT
     4165332745                429,113.81      Cashout Refi                                         615000           LEMKE
     4165361884                518,359.44        Purchase                                           675000          FARRAR
     4165389679                578,127.42      Cashout Refi                                        1000000           KIMM
     4165404130                461,736.08     Rate/Term Refi                                       1450000          JOHNSON
     4165404445                380,263.48     Rate/Term Refi                                        740000          HODZIC
     4165404668                369,360.94      Cashout Refi                                         680000          MIDGLEY
     4165462047                373,115.92     Rate/Term Refi                                        500000           BUNDY
     4165520182                306,243.94      Cashout Refi                                         450000          CESARI
     4165522287                397,552.71      Cashout Refi                                         878500          DEL RIO
     4165536154                309,032.60     Rate/Term Refi                                        415000          BYFORD
     4165537137                340,262.14        Purchase                                           450000          DUNCAN
     4165576507                357,444.48        Purchase                                           415000          PATAKI
     4165616659                331,337.51     Rate/Term Refi                                        430000         ARZOUMAN
     4165668429                661,632.08      Cashout Refi                                         920000           MARKS
     4165757891                605,503.37        Purchase                                           848500         RUDISILL
     4165840465                350,485.59      Cashout Refi                                         542000        CULBERTSON
     4165852148                432,583.94     Rate/Term Refi                                        800000         CLEMENTS
     4165852932                353,757.41      Cashout Refi                                         550000           JONES
     4165855315                522,430.97     Rate/Term Refi                                       1000000        GIANGIORGI
     4165857386                351,187.14     Rate/Term Refi                                        670000           SAITO
     4165864929                372,571.12        Purchase                                           500000          KJESBO
     4165866775                319,919.81     Rate/Term Refi                                        417000          SMARSTY
     4165877244              1,056,334.69      Cashout Refi                                        2100000          BINDER
     4165885171                273,765.17     Rate/Term Refi                                        620000          LOVETRO
     4165891179                672,164.60      Cashout Refi                                        1131000          MCCOLL
     4165913312                466,092.47      Cashout Refi                                         800000          WEISMAN
     4165928187                384,941.13        Purchase                                           500000           LEWIS
     4165928575                275,772.35     Rate/Term Refi                                        575000          COLLINS
     4166131112                537,731.61      Cashout Refi                                         875000         BOLOURCHI
     4166160798                574,439.28        Purchase                                           783000         RESTAINO
     4166297681                297,295.36        Purchase                                           510000         SAKAMOTO
     4166310211                527,542.17     Rate/Term Refi                                        827000            KAM
     4166381683                345,684.55      Cashout Refi                                         490000        HAVRILENKO
     4166386500                499,359.66      Cashout Refi                                         900000          MARKEN
     4166437527                707,684.35      Cashout Refi                                         945000       PUCKETT BAUER
     4166437667                340,883.55     Rate/Term Refi                                        450000         NISHINAKA
     4166508376                343,416.74        Purchase                                           500000          CARTER
     4166566325                315,996.06     Rate/Term Refi                                        410000         GUSTAFSON
     4166605263                366,093.14      Cashout Refi                                         550000         GARRISON
     4166609638                349,228.35     Rate/Term Refi                                        500000         LACUESTA
     4166619496                384,168.40      Cashout Refi                                         650000           GRANT
     4166680308                746,977.88      Cashout Refi                                        1050000           SNELL
     4166730269                466,157.54        Purchase                                           690000            LI
     4166753261                373,992.99     Rate/Term Refi                                        530000         STILLMAN
     4261125654                425,870.21     Rate/Term Refi                                        800000          KLOEBER
     4263685275                498,370.12      Cashout Refi                                        1050000           LEWIS
     4263990964                435,789.79        Purchase                                           739000         GHADOUSHI
     4263992580                344,985.10     Rate/Term Refi                                        485000           WONG
     4264049307                926,613.30        Purchase                                          1300000          WACKER
     4264063068                359,251.08     Rate/Term Refi                                        525000         KRIKORIAN
     4264123169                309,705.18        Purchase                                           470000          KEEFER
     4264123953                775,152.33     Rate/Term Refi                                       1050000         SCHIFFMAN
     4264130933                703,843.44        Purchase                                          1500000           WHITE
     4264132384                304,534.08     Rate/Term Refi                                        495000          KRAUCH
     4264137391                689,210.27     Rate/Term Refi                                       1100000            FAN
     4264143258                408,182.83     Rate/Term Refi                                        725000          COPPOLA
     4264215205                429,785.93     Rate/Term Refi                                        580000         MCGREGOR
     4264253875                458,069.00        Purchase                                           610000         CALDWELL
     4264294077                411,703.06        Purchase                                           541000          LARSON
     4264301195                310,233.09      Cashout Refi                                         475000           TODD
     4264416068                345,701.90      Cashout Refi                                         550000           WOODS
     4264493513                784,966.97        Purchase                                          1100000           DODDS
     4264511645                336,492.38      Cashout Refi                                         470000         MORIMOTO
     4264522345                472,988.18        Purchase                                           620000          HODGES
     4264551039                347,278.51        Purchase                                           491500         ANTROBIUS
     4264575632                377,056.94      Cashout Refi                                         525000          MILLER
     4264627466                384,158.47     Rate/Term Refi                                        700000           HAYES
     4264640444                304,236.98        Purchase                                           410000          WATKINS
     4264641251                621,493.05     Rate/Term Refi                                       1025000           VERNO
     4264713514                301,261.22        Purchase                                           425000          TAMAYO
     4264722085                552,127.35     Rate/Term Refi                                       1010000           PEEPS
     4264773302                311,264.54     Rate/Term Refi                                        360000         GIACOBINE
     4264789019                469,734.68      Cashout Refi                                         760000         MARTINEZ
     4264789639                372,770.93     Rate/Term Refi                                        690000           BARRY
     4264791437                465,958.86     Rate/Term Refi                                       1100000         LARSON JR
     4264800204                421,032.90        Purchase                                           550000          NIELSEN
     4264824808                428,337.14        Purchase                                           562000          PETTIS
     4264829815                478,355.13        Purchase                                           650000          FELBERG
     4264907256                688,082.04        Purchase                                           900000          GOLDEN
     4265045577                305,835.91        Purchase                                           400000          STETLER
     4265047987                632,597.30        Purchase                                           830000         MACDONALD
     4265054827                513,798.01     Rate/Term Refi                                        784000           GREEN
     4265065047                381,530.84      Cashout Refi                                         637000          PACKER
     4265093999                323,812.56        Purchase                                           423500         MEANS JR
     4265107013                476,734.50      Cashout Refi                                         625500         CAMPBELL
     4265157679                340,309.86      Cashout Refi                                         475000      VERHOUGSTRAETE
     4265159774                310,676.23     Rate/Term Refi                                        575000         ANDERSON
     4265164964                383,919.22      Cashout Refi                                         630000          SANDIS
     4265229148                548,483.15     Rate/Term Refi                                       1250000           SHORR
     4265232373                381,898.21        Purchase                                           950000           SMITH
     4265259269                565,647.59     Rate/Term Refi                                       1540000           DAVIS
     4265302671                998,321.51        Purchase                                          1300000         ROBERTSON
     4265324246                427,669.66        Purchase                                           559000          DUHAMEL
     4265326340                642,782.92        Purchase                                           840000         BERWANGER
     4265332793                485,610.88     Rate/Term Refi                                        960000          MORITZ
     4265390346                918,732.81        Purchase                                          1200000           KEHOE
     4265433120              1,256,079.72        Purchase                                          1750000       BAGHDASSARIAN
     4265470700                719,375.62     Rate/Term Refi                                       1275000          SUSSNER
     4265503567                520,362.93        Purchase                                           680000         WETHERBEE
     4265667495                513,198.03      Cashout Refi                                         715000           JONES
     4265775900                369,543.55     Rate/Term Refi                                        510000            BAE
     4265786600                635,940.55     Rate/Term Refi                                       1350000         DE SANTIS
     4265787723                293,372.73        Purchase                                           385000          GRODNER
     4265790958                719,375.62      Cashout Refi                                         950000          NANNINI
     4265791592                567,484.46     Rate/Term Refi                                       1100000          MORROW
     4265852980                404,629.10        Purchase                                           626000           STORZ
     4265866766                458,992.66     Rate/Term Refi                                        865000         MC NULTY
     4265892069                577,721.27     Rate/Term Refi                                        900000          WEIBEL
     4265931123                403,744.54        Purchase                                           525000           KOLL
     4266033630                384,094.05      Cashout Refi                                         890000          LITTLE
     4266035080                350,485.59      Cashout Refi                                         545000        PORTER-ROTH
     4266101973                411,327.78     Rate/Term Refi                                        600000         MANISHIN
     4266104605                769,882.28      Cashout Refi                                        1000000           KEOGH
     4266125337                499,217.05     Rate/Term Refi                                        650000         STEPHENS
     4266266917                479,668.70      Cashout Refi                                         964000           LEMAN
     4266386293                579,122.25        Purchase                                           850000         PETTIGREW
     4266387929                502,377.19      Cashout Refi                                        1050000        LAUDERBAUGH
     4266557687                492,604.72        Purchase                                          1010000          LEVERE
     4266563719                230,558.37      Cashout Refi                                         830000           EVANS
     4266743840                403,298.55        Purchase                                           525000          SAYWITZ
     4266841545                789,527.65     Rate/Term Refi                                       1055000         HAUGHTON
     4360879342                512,674.70        Purchase                                           689000           GANS
     4360938155                412,860.80     Rate/Term Refi                                        620000         DORNFELD
     4360994984                310,690.38        Purchase                                           415000          SANDERS
     4362252456                708,007.77        Purchase                                           950000          CAHILL
     4363078470                311,434.67     Rate/Term Refi                                        540000          LEITNER
     4363376569                447,178.24      Cashout Refi                                         890000           HARDY
     4363699440                836,352.53        Purchase                                          1100000           HONG
     4363860950                832,540.75     Rate/Term Refi                                       1150000         MICHAELS
     4363907629                520,297.83     Rate/Term Refi                                        735000       BEROLZHEIMER
     4364019234                356,399.98      Cashout Refi                                         535000          SPENCE
     4364019549                295,826.08        Purchase                                           390000         SCHUSTER
     4364050031                333,385.34     Rate/Term Refi                                        600000          WALKER
     4364084832                952,530.51     Rate/Term Refi                                       2000000           BUTTS
     4364086282                330,249.85        Purchase                                           432000           WEST
     4364100240                312,101.29     Rate/Term Refi                                        370000           KING
     4364141061                299,112.53        Purchase                                           425349          MCCOMAS
     4364191447              1,054,073.43      Cashout Refi                                        1450000          LEHMANN
     4364193237                264,868.94        Purchase                                           729000           DUMAS
     4364196768                302,292.96     Rate/Term Refi                                        705000         FERGUSON
     4364212516                621,152.26     Rate/Term Refi                                        825000           KYEES
     4364275216                509,348.08      Cashout Refi                                         800000        MENDENHALL
     4364281180                957,605.11      Cashout Refi                                        7000000         NORDSTROM
     4364297681                316,649.65     Rate/Term Refi                                        675000          ZERFOSS
     4364299026                298,792.08     Rate/Term Refi                                        455000          BITTER
     4364376279                400,062.78        Purchase                                           530000         GILLILAND
     4364394264                338,516.15        Purchase                                           450000         SCHUBACK
     4364401382                952,706.94        Purchase                                          1550000           RYAN
     4364414047                338,227.40        Purchase                                           490000           BOYTE
     4364415788                494,093.01        Purchase                                           647000          NEWKIRK
     4364528861                712,835.10      Cashout Refi                                        1200000        SAGALOWICZ
     4364548810                299,438.42        Purchase                                           390000          ROGERS
     4364551871                334,466.18      Cashout Refi                                         525000         BEN-MOSHE
     4364552234                323,860.07     Rate/Term Refi                                        550000          MIRISCH
     4364642001                399,692.19        Purchase                                           535000          CRAPARO
     4364654303                433,963.77     Rate/Term Refi                                       1250000          NILSSON
     4364679854                305,069.49     Rate/Term Refi                                        505000           SHUPE
     4364683757                348,242.42      Cashout Refi                                         717000          BAILEY
     4364691719                631,628.42      Cashout Refi                                        1100000          SAWZAK
     4364706301                381,464.74        Purchase                                           870000           MOYER
     4364772402                328,994.00        Purchase                                           530000          HALLMAN
     4364776577                381,969.90        Purchase                                           560000         GOTTFRIED
     4364789711                296,901.28     Rate/Term Refi                                        500000         PRENTICE
     4364797953                382,370.59      Cashout Refi                                         660000      VON WINTERFELDT
     4364827594                623,095.17     Rate/Term Refi                                        955000         PHILLIPS
     4364903619                381,464.74      Cashout Refi                                         660000       OESTERREICHER
     4364915605              1,546,751.30     Rate/Term Refi                                       5100000           MASON
     4364936338                581,410.53      Cashout Refi                                        1000000           GREGG
     4365045204                535,212.56        Purchase                                           835000          LEVINE
     4365222084                309,683.33     Rate/Term Refi                                       1900000           TOOLE
     4365227125                351,794.29        Purchase                                           460000          BAILEY
     4365261595                343,377.76        Purchase                                           450000      EXTRUM-FERNANDE
     4365273137                374,722.95        Purchase                                           490000         BOLLINGER
     4365298373                400,944.92     Rate/Term Refi                                        650000          BIEMANN
     4365307315                478,979.08      Cashout Refi                                        1900000         LOMBROZO
     4365316670                620,642.26        Purchase                                           830500          BALAAM
     4365317512                347,352.41     Rate/Term Refi                                        565000          BECKER
     4365350240                300,320.75     Rate/Term Refi                                        510000           WILLS
     4365510314                441,087.91      Cashout Refi                                         635000          KENYON
     4365522137                546,969.41      Cashout Refi                                         780000          WELDEN
     4365579939                707,599.45      Cashout Refi                                        1000000           ROTH
     4365626581                466,686.98     Rate/Term Refi                                        815000          FORREST
     4365760919                481,409.06        Purchase                                           650000           BONE
     4365777889                357,995.26        Purchase                                           562000         DVORCHAK
     4365804501                769,699.19     Rate/Term Refi                                       1150000           LLOYD
     4365854688                323,364.57     Rate/Term Refi                                        383000            KIM
     4365866229                378,349.24      Cashout Refi                                         900000          BHASIN
     4365917246                429,699.67      Cashout Refi                                         800000           ROCHA
     4365920166                357,727.08        Purchase                                           615000           LEATH
     4366033407                351,158.15     Rate/Term Refi                                        480000           LESA
     4366039842                320,339.61      Cashout Refi                                         610000        GRANATO JR
     4366072124                325,255.00        Purchase                                           460000         PATTERSON
     4366238949              1,024,654.62     Rate/Term Refi                                       2800000           SMITH
     4366309609                902,621.16      Cashout Refi                                        1900000         MANDELLA
     4366388165                289,943.04        Purchase                                           465000           GREER
     4366434795                479,583.61      Cashout Refi                                         705000          STRALEY
     4366678011                424,940.33      Cashout Refi                                         590000         CARPENTER
     4366730168                741,011.72     Rate/Term Refi                                       2850000          NGUYEN
     4461697494                287,703.12        Purchase                                           380000         GUTIERREZ
     4463078388                340,043.59     Rate/Term Refi                                       1050000          VEZMAR
     4463262131                802,060.52        Purchase                                          1050000       ANTON-CULVER
     4463382475                344,096.15      Cashout Refi                                         450000           AGEE
     4463460560                352,879.58        Purchase                                           621000          JENSEN
     4463535080                571,624.38        Purchase                                          1180000           NAYAK
     4463870305                327,975.08     Rate/Term Refi                                        445000           FROMM
     4463885170                357,198.69      Cashout Refi                                         580000           SMITH
     4463991937                390,633.67     Rate/Term Refi                                        640000          CARLTON
     4464019621                369,751.35     Rate/Term Refi                                        805000           RUST
     4464021874                748,915.93        Purchase                                           985000           PRAG
     4464050089                436,060.25      Cashout Refi                                         660000          GARBER
     4464054289                452,402.44      Cashout Refi                                         810000          SHOGAN
     4464128786                333,377.16        Purchase                                           651000          RANDALL
     4464171430                350,730.55     Rate/Term Refi                                        640000       MARCINKOWSKI
     4464200601                324,212.86        Purchase                                           425000         TRUPPELLI
     4464212739                284,912.74     Rate/Term Refi                                        520000          FLEMING
     4464235086              1,240,420.63        Purchase                                          1729000           THOM
     4464291154                697,276.65        Purchase                                           914000           LEONE
     4464293879                315,548.22        Purchase                                           420000           PLATT
     4464363383                476,595.36        Purchase                                           785000         ZIMMERMAN
     4464484908                301,807.98        Purchase                                           397000          FRANKEL
     4464499807                953,605.67     Rate/Term Refi                                       2700000          PERACCA
     4464510488                290,866.43        Purchase                                           397000          KUTTERS
     4464521527                427,603.69     Rate/Term Refi                                       2200000           MEYER
     4464522020                358,375.60     Rate/Term Refi                                        470000           BUSH
     4464588427                477,372.31        Purchase                                           747000          BRIDGES
     4464622440                369,880.47      Cashout Refi                                         625000          HEATLY
     4464623422                633,642.30      Cashout Refi                                        3091000          ZATOPA
     4464639923                664,523.31        Purchase                                           889000          ROVZAR
     4464690025                383,137.09      Cashout Refi                                        1000000           CRICK
     4464707787                619,209.61        Purchase                                          1220000            DEE
     4464744574                366,792.02      Cashout Refi                                        1225000           EVANS
     4464763855                315,501.79        Purchase                                           413000        PADDLEFORD
     4464779422                282,138.69      Cashout Refi                                         410000         CASTANEDA
     4464793183                324,643.62        Purchase                                           425000          WAGNER
     4464840208                444,047.83     Rate/Term Refi                                        585000          POLENZ
     4464894890                305,422.64        Purchase                                           400000          RIEDMAN
     4465054957                362,454.33        Purchase                                           475000          APPERT
     4465055004                928,576.14     Rate/Term Refi                                       2700000           WOLFE
     4465060780                403,067.70     Rate/Term Refi                                       1500000          REMMEL
     4465062919                459,366.43     Rate/Term Refi                                       1250000        GOULOOMIAN
     4465065821                364,364.31        Purchase                                           477000         CAMPEANU
     4465199463                566,156.30     Rate/Term Refi                                        800000           LOTZ
     4465200287                437,955.19        Purchase                                           574000          PARKER
     4465229302                353,828.77        Purchase                                           412500          CHEHAK
     4465243063                407,798.99      Cashout Refi                                         750000         MILLERBIS
     4465254557                391,069.14        Purchase                                           795000          COLLIER
     4465259259                866,989.34     Rate/Term Refi                                       2200000           FORD
     4465285346                372,368.84        Purchase                                           499000         KLINGLER
     4465285825                702,699.94        Purchase                                           925000           DAAR
     4465325837                182,046.80      Cashout Refi                                        1830000         MCROSKEY
     4465328096                691,379.73        Purchase                                           983000           ROOKE
     4465373803                407,270.71      Cashout Refi                                         600000         LUDWIGSEN
     4465406835                719,673.88        Purchase                                           950000           KEET
     4465436501                428,741.60     Rate/Term Refi                                        585000            WU
     4465511964                344,913.40        Purchase                                           500000           HYAMS
     4465518936                590,652.79     Rate/Term Refi                                       1350000           SABEL
     4465534032                345,159.01        Purchase                                           450000         BENGTSON
     4465536276                100,496.09        Purchase                                           460000          NGUYEN
     4465576314                431,498.92      Cashout Refi                                         652000          MORRIS
     4465588301                690,398.50        Purchase                                           935000          JAMISON
     4465864207                872,606.91      Cashout Refi                                        1280000           MOYA
     4465883280                649,007.07        Purchase                                           865000          ARNOLD
     4465929141                860,361.00     Rate/Term Refi                                       1450000          COMISSO
     4465934166                363,250.88        Purchase                                           555000         FRITZ SR
     4465939348                401,291.22      Cashout Refi                                         565000         MOLDAFSKY
     4465962357                291,141.89        Purchase                                           377000           BIREN
     4465963645                350,873.18      Cashout Refi                                         900000        LEE-STRAIN
     4466034883                433,531.46        Purchase                                           580000         ANDERSSON
     4466040914                665,683.67     Rate/Term Refi                                        883000          GREENE
     4466103589                337,303.28        Purchase                                           440000         SIMONSON
     4466361187                174,697.68     Rate/Term Refi                                        550000          GARDNER
     4466563675                326,480.04        Purchase                                           425000           MILLS
     4466616176                522,049.83        Purchase                                           825000          BOWLING
     4561328065                315,208.12        Purchase                                           430000           DUBE'
     4561508674                387,342.63     Rate/Term Refi                                        650000          WEHNER
     4562297012                648,081.28     Rate/Term Refi                                       1150000           WONG
     4562319964                333,748.38      Cashout Refi                                         490000          THODOS
     4563082702                369,823.50     Rate/Term Refi                                        642000          DEGRAFF
     4563365404                299,376.09        Purchase                                           625000         CIPLICKAS
     4563372491                765,316.57        Purchase                                          1000000         O'CONNOR
     4563382243                320,200.28     Rate/Term Refi                                        465000          FENNER
     4563529025                303,406.27        Purchase                                           400000          MORROW
     4563688086                601,545.28        Purchase                                           787500         DONNELLY
     4563743964                398,097.21        Purchase                                           640000           VIRK
     4563793100                416,512.35        Purchase                                           599000         MARUSCSAK
     4563869223                529,814.92     Rate/Term Refi                                        795000         ESPINOZA
     4563907445                288,556.61        Purchase                                           497000           CLARK
     4563990102                462,702.65      Cashout Refi                                        1300000         MOREHEAD
     4564052746                322,374.44        Purchase                                           540000          KNOBLER
     4564085019                423,876.07     Rate/Term Refi                                        595000           MASSA
     4564137299                328,074.70        Purchase                                           430500         KALAMIAN
     4564144923                514,388.36      Cashout Refi                                        1450000         ROBERTSON
     4564146373                 84,085.91     Rate/Term Refi                                        650000           GALLO
     4564153528                753,321.22        Purchase                                          1050000           GUSS
     4564206508                300,634.76     Rate/Term Refi                                        800000           BROWN
     4564235473                284,220.05        Purchase                                           379000         CRUTCHLEY
     4564235952                440,019.83      Cashout Refi                                         650000            LAM
     4564297051                715,938.60      Cashout Refi                                        1150000           PITTO
     4564381145                381,426.64     Rate/Term Refi                                        500000          KNASTER
     4564396523                299,398.76     Rate/Term Refi                                        415000          VOTAVA
     4564401232                381,848.35     Rate/Term Refi                                        705000          PERRETT
     4564487389                324,635.93        Purchase                                           426000          EMMITT
     4564510115                434,896.74        Purchase                                           740000          KRUEGER
     4564528711                295,617.69     Rate/Term Refi                                        470000          O'NEIL
     4564530659                440,196.20     Rate/Term Refi                                        750000           VEST
     4564588954                501,241.22      Cashout Refi                                         850000           STARK
     4564631887                438,599.98        Purchase                                           780000            LEE
     4564641159                344,616.94     Rate/Term Refi                                        520000          MULDER
     4564641944                367,559.00     Rate/Term Refi                                        698000           MEYER
     4564707869                496,430.64     Rate/Term Refi                                        700000          NGUYEN
     4564746131                388,679.57     Rate/Term Refi                                        600000           TISH
     4564776872                487,469.25      Cashout Refi                                         845000          CONNER
     4564787432                568,126.30     Rate/Term Refi                                       1300000           BROWN
     4564793604                383,116.53     Rate/Term Refi                                        555000        L'ESPERANCE
     4564829713                668,272.36        Purchase                                          1050000        RICHESON JR
     4564832949                478,665.70      Cashout Refi                                         770000           LYNCH
     4564903575                472,721.66        Purchase                                           618345           BAWA
     4565012442                401,894.95      Cashout Refi                                         560000         BASTACKY
     4565044668                340,080.20      Cashout Refi                                         475000         BLECHMAN
     4565047570                319,500.98        Purchase                                           455000         HOGSHEAD
     4565057942                306,807.96     Rate/Term Refi                                        605000          COLEMAN
     4565060698                309,993.85      Cashout Refi                                         700000        PIEDEMONTE
     4565061225                574,136.12      Cashout Refi                                         755000          ZANETTE
     4565062173                353,288.60      Cashout Refi                                         500000          PALMER
     4565094424                385,752.77        Purchase                                           505000          SPETMAN
     4565159367                335,285.51        Purchase                                           500000          HARE JR
     4565159847                377,589.96      Cashout Refi                                         510000           KEAYS
     4565219328                377,715.89     Rate/Term Refi                                        495000        TARKINGTON
     4565253343                377,956.61        Purchase                                           521000           RYAN
     4565261890                344,759.71        Purchase                                           470000          ROMBERG
     4565314566                302,378.27        Purchase                                           405000          POLLACK
     4565315233                332,963.62     Rate/Term Refi                                        520000           TSAO
     4565318450                308,718.23        Purchase                                           420000       MACKENZIE III
     4565318591                448,607.31        Purchase                                           590000          SOLOMON
     4565323641                382,757.63        Purchase                                           550000          MCCURDY
     4565438829                454,064.94        Purchase                                           615000           VARNI
     4565504588                300,515.52        Purchase                                           390000         DOUGHERTY
     4565527613                317,504.12        Purchase                                           440000           KWONG
     4565580265                278,848.62        Purchase                                           725000          MOYERS
     4565611672                340,372.84      Cashout Refi                                         475000         HOLLANDER
     4565627108                426,351.40     Rate/Term Refi                                        760000          CHAPMAN
     4565658483                448,387.68        Purchase                                           585000         KELLEHER
     4565686054                322,642.51     Rate/Term Refi                                        775000           BLUE
     4565729599                527,036.72     Rate/Term Refi                                       1785000          JARVIS
     4565754423                917,203.80        Purchase                                          1300000          BURTON
     4565786649                752,572.95        Purchase                                          1525000          EDWARDS
     4565852607                422,970.78        Purchase                                           615000            DAO
     4565867647                793,070.11     Rate/Term Refi                                       1500000           JONES
     4565916113                332,936.60      Cashout Refi                                         660000          VAUGHAN
     4566034031                408,100.10     Rate/Term Refi                                        675000          MADSEN
     4566035293                336,825.69        Purchase                                           447000            REY
     4566042307                335,778.32        Purchase                                           465000           CHOW
     4566238590                330,797.27     Rate/Term Refi                                        435000         CAROTHERS
     4566283968                671,961.48        Purchase                                          1000000          SHAFFER
     4566323830                215,719.84     Rate/Term Refi                                       1250000          HOFFMAN
     4566352045                606,580.85     Rate/Term Refi                                       1400000           BLOCH
     4566373736                521,361.63        Purchase                                           780000         GAUTHIER
     4566509503                420,002.80        Purchase                                           547000           TAUB
     4566728970                298,963.45     Rate/Term Refi                                        480000          RAMADEV
     4660937071                426,640.45     Rate/Term Refi                                        575000           KLEIN
     4660985351                337,352.77        Purchase                                           450000          GESING
     4661038630                569,867.16        Purchase                                           820000          GUICHET
     4663299669                120,104.29      Cashout Refi                                         450000          GILBERT
     4663359760                410,336.70     Rate/Term Refi                                        780000          NEWTON
     4663547711                765,651.48     Rate/Term Refi                                       1150000         MCKINNEY
     4663650267                442,218.70     Rate/Term Refi                                        580000          ANHALT
     4663860999                952,038.68     Rate/Term Refi                                       1575000         KEIGHLEY
     4663891952                397,716.33        Purchase                                           537000         CARIGLIA
     4663908814                407,220.04      Cashout Refi                                         635000          BRANCA
     4663984328                307,555.97     Rate/Term Refi                                        425000            MAY
     4663998385                379,264.03        Purchase                                           500000          TIETJEN
     4664022987                371,616.51     Rate/Term Refi                                        510000           BOYD
     4664030949                453,340.75     Rate/Term Refi                                        862000         DINAPOLI
     4664040047                333,748.38     Rate/Term Refi                                        685000           STAHL
     4664113901                399,317.93     Rate/Term Refi                                        840000         STRACCIA
     4664297753                457,029.75        Purchase                                           599000           STEIN
     4664363852                314,304.17      Cashout Refi                                         750000           TODD
     4664398700                382,329.17      Cashout Refi                                         575000          HEDRICK
     4664401314                376,725.50        Purchase                                           615000          RAMIREZ
     4664406941                426,777.92        Purchase                                           998000          RAMBOD
     4664487636                448,832.01        Purchase                                           590000           TROUT
     4664509488                293,611.36        Purchase                                           342000         ROSENBERG
     4664521038                371,992.28     Rate/Term Refi                                        500000          HAALAND
     4664524560                411,702.99      Cashout Refi                                         575000        MCCLELLAND
     4664569276                442,945.70        Purchase                                           665000          CIRCLE
     4664588557                492,169.72     Rate/Term Refi                                        675000          FRANKEL
     4664626464                362,756.22     Rate/Term Refi                                        520000          GARCIA
     4664638311              1,025,772.72        Purchase                                          1350000         DIMEGLIO
     4664652072                320,479.07     Rate/Term Refi                                        531000          SOHNEN
     4664676196                752,324.68        Purchase                                          1215000          GLYMPH
     4664681691                420,413.63      Cashout Refi                                         665000          HANKEY
     4664690460                574,136.12      Cashout Refi                                        1700000            HU
     4664706340                320,582.28        Purchase                                           430000           MUCHA
     4664783760                361,746.96     Rate/Term Refi                                        480000          BUCHSER
     4664828334                370,207.40        Purchase                                           500000          ROWLAND
     4664829597                370,020.40        Purchase                                           485000         COPPEDGE
     4665009918                582,582.86     Rate/Term Refi                                        800000         ARMSTRONG
     4665010569                383,137.09     Rate/Term Refi                                        700000          CULLEN
     4665017051                669,909.02        Purchase                                           960000          HOOPER
     4665057859                344,133.41        Purchase                                           633000           MYERS
     4665064046                509,660.42     Rate/Term Refi                                       1025000           KELLY
     4665193464                291,356.94     Rate/Term Refi                                        450000           SAPIN
     4665272193                290,285.08        Purchase                                           425000        SERLETIC II
     4665285955                303,809.25        Purchase                                           335000           PEREZ
     4665296036                604,604.94      Cashout Refi                                         900000           BRALY
     4665314813                294,385.63      Cashout Refi                                         413000          STEWART
     4665324671                528,014.04        Purchase                                           690000         SHARIFIAN
     4665380434                527,387.61      Cashout Refi                                         790000          MURRAY
     4665403095                560,948.69      Cashout Refi                                         810000            KEH
     4665405702                301,090.38     Rate/Term Refi                                        575000           TESTA
     4665410728                454,398.45      Cashout Refi                                         630000        DAVISCOURT
     4665515674                326,021.33      Cashout Refi                                         450000           SIMS
     4665620839                345,338.21        Purchase                                           620000        KOENIG III
     4665690519                302,416.03     Rate/Term Refi                                        395000          PIPPIN
     4665839983                545,914.27     Rate/Term Refi                                        901000           FIVEY
     4665867380                358,167.68      Cashout Refi                                         525000          TAHARA
     4665962207                298,492.64        Purchase                                           389000           ADAMS
     4666032299                422,118.06     Rate/Term Refi                                        550000            LI
     4666050622                343,377.49     Rate/Term Refi                                        815000          SEIDMAN
     4666067006                426,344.38        Purchase                                           555000          CAIRNEY
     4666173390                481,701.33      Cashout Refi                                         675000         SCHRADER
     4666374006                624,153.07      Cashout Refi                                         930000          ANDREWS
     4710531320                462,292.83        Purchase                                           677000           GENTZ
     4760939902                136,001.01        Purchase                                           330000         SPRINGER
     4763082668                444,679.82        Purchase                                           580000           SHAW
     4763616325                512,609.19        Purchase                                           675000       DEBETTENCOURT
     4763890433                296,140.19     Rate/Term Refi                                        700000           THOME
     4763910496                288,849.08     Rate/Term Refi                                        950000         DY BUNCIO
     4763959121                385,361.05      Cashout Refi                                         735000           WIMER
     4763983733                782,232.74        Purchase                                          1100000        STRASBAUGH
     4764025831                335,409.88     Rate/Term Refi                                        390000         DEBUSMAN
     4764053403                380,514.32     Rate/Term Refi                                        540000           KERNS
     4764056596                298,036.80        Purchase                                           392000            LUX
     4764064558                949,306.85     Rate/Term Refi                                       2250000        ESHAGHZADEH
     4764128239                428,007.73      Cashout Refi                                         680000           JONES
     4764141976                306,011.60        Purchase                                           404270           LOCK
     4764200814                333,761.77        Purchase                                           575000          SWENSON
     4764299287                305,410.74      Cashout Refi                                         400000          BADIEE
     4764377547                322,909.94     Rate/Term Refi                                        440000           AHMAD
     4764497600                476,285.45        Purchase                                           850000          KARDOS
     4764512341                306,111.17        Purchase                                           430000           SAFRA
     4764528537                381,898.21        Purchase                                           505000           CLARK
     4764552529                649,142.65        Purchase                                           860000         MULVANEY
     4764572899                504,304.61      Cashout Refi                                         901000          BENSON
     4764575975                927,030.90     Rate/Term Refi                                       2100000           KRAM
     4764631877                371,450.89     Rate/Term Refi                                        505000          HOWARD
     4764641009                547,369.52        Purchase                                           717500       NANCARROW JR
     4764679496                335,146.36     Rate/Term Refi                                        735000          BEACHAM
     4764690998                393,391.64      Cashout Refi                                         560000        BABAKANIAN
     4764705929                914,946.28     Rate/Term Refi                                       1675000           CAMP
     4764746121                317,420.62      Cashout Refi                                         520000          GORHAM
     4764783843                375,678.84     Rate/Term Refi                                        700000         SHERIN JR
     4764784171                305,224.66     Rate/Term Refi                                        500000           AYOOB
     4764784486                838,347.84      Cashout Refi                                        2400000         BACHLEDER
     4764785947                342,974.30      Cashout Refi                                         550000           KAPPE
     4764797595                287,833.71        Purchase                                           376000          SADEGHI
     4764797769                388,498.85        Purchase                                           530000          MAC KAY
     4764825818                773,415.59     Rate/Term Refi                                       1125000           AGRAN
     4764897114                527,875.23        Purchase                                           710000           EVANS
     4764916674                364,331.31     Rate/Term Refi                                        650000         BAILEY JR
     4765004470                620,584.33        Purchase                                           955000          O'HEARN
     4765062338                435,355.43     Rate/Term Refi                                        590000          WIKHOLM
     4765067659                322,577.37        Purchase                                           375000         FOROOHAR
     4765096658                501,856.58        Purchase                                           655000           MAGER
     4765110301                326,021.33        Purchase                                           432500           KELLY
     4765112851                345,685.20        Purchase                                           461000          CHASSON
     4765182367                331,174.04     Rate/Term Refi                                        631000       MC NAMARA III
     4765220308                363,129.04      Cashout Refi                                         510000         MACDONALD
     4765245685                430,556.70      Cashout Refi                                         600000        MANCUSO JR
     4765251857              1,909,533.98        Purchase                                          3800000         SCHEFFEY
     4765256245                545,915.27     Rate/Term Refi                                        750000         WEINSTEIN
     4765284916                680,960.60     Rate/Term Refi                                        950000          NAKKIM
     4765316650                566,480.70     Rate/Term Refi                                        875000           ROSS
     4765316791                376,204.76      Cashout Refi                                         560000         BREUCKMAN
     4765326683                334,984.30        Purchase                                           439000        VILLALOBOS
     4765440617                957,013.39        Purchase                                          1900000           WALT
     4765531472                319,279.24        Purchase                                           430000         FRANKFURT
     4765686979                525,035.33     Rate/Term Refi                                        950000          TOSCANO
     4765786290                556,317.17        Purchase                                           725000          AMADEO
     4765841418                511,314.09      Cashout Refi                                         690000           POND
     4765852084                301,513.85      Cashout Refi                                         425000       DE RODRIGUEZ
     4765895174                869,013.12     Rate/Term Refi                                       1580000        GENSLER JR
     4765895208                404,574.71     Rate/Term Refi                                        650000           SMITH
     4765897584                339,538.91        Purchase                                           500000           BAIER
     4766070629                293,837.64        Purchase                                           495000          ALVAREZ
     4766102539                310,072.36        Purchase                                           420000          MURPHY
     4766240867                480,594.89        Purchase                                           670000        OSELAND II
     4766370813                315,565.50        Purchase                                           660000          MAHONEY
     4766505608                454,055.00        Purchase                                           590000        STASIOWSKI
     4766506242                512,579.10        Purchase                                           695000           FRIAS
     4766681227                233,232.19      Cashout Refi                                         465000          DONEGAN
     4766740965                717,962.81     Rate/Term Refi                                       1075000          BARRETT
     4766743423                326,841.07      Cashout Refi                                         475000         BOLSINGER
     4863785186                312,136.58     Rate/Term Refi                                        700000          DUPREE
     4863991917                930,320.71      Cashout Refi                                        1400000           SOICH
     4863999662                398,053.84     Rate/Term Refi                                        822000         MACVICAR
     4864049418              1,107,295.45        Purchase                                          1450000           GUMAS
     4864056223                610,105.57        Purchase                                          1500000         RULE III
     4864063039                804,742.75        Purchase                                          2500000           SILNA
     4864085057                322,753.98      Cashout Refi                                         460000         ROCHELLE
     4864151800                619,171.44        Purchase                                           910000         OLMSTEAD
     4864153251                384,318.23        Purchase                                           504900          GLIENKE
     4864170578                318,383.86     Rate/Term Refi                                        420000          KOLESAR
     4864172194                357,601.89      Cashout Refi                                         500000          CARUSO
     4864203296                580,729.23     Rate/Term Refi                                        760000         PARKER JR
     4864303740                266,091.03     Rate/Term Refi                                        540000           LILLY
     4864376951                333,566.15     Rate/Term Refi                                        459000          GARLAND
     4864397718                318,706.58     Rate/Term Refi                                        475000          NELSON
     4864400157                496,948.00      Cashout Refi                                        1270000          MESSINA
     4864461548                956,645.85        Purchase                                          4225000         MILLER JR
     4864493939                457,233.96      Cashout Refi                                         740000          POWERS
     4864496676                495,854.85        Purchase                                           651000        ABRAHAMSON
     4864498292                764,658.23     Rate/Term Refi                                       1235000           ROLL
     4864527017                310,824.63        Purchase                                           420000           SINK
     4864571684                453,023.95        Purchase                                           695000        PHILLIPS JR
     4864574316                322,448.83        Purchase                                           725000          ODOM JR
     4864588688                465,635.00        Purchase                                           609000        TRAPANI JR
     4864642824                679,397.10        Purchase                                           889000          KILPIN
     4864699667                442,580.92     Rate/Term Refi                                        730000         FERNANDEZ
     4864747466                487,534.40     Rate/Term Refi                                        700000           WEST
     4864767415                454,791.34     Rate/Term Refi                                        635000          MORE JR
     4864776804                476,353.20      Cashout Refi                                         710000           GYSI
     4864788932                337,529.94        Purchase                                           545000         GILLELEN
     4864797701                335,561.47      Cashout Refi                                         535000           PRING
     4864834777                250,383.52        Purchase                                           428000           MIAN
     4864904620                342,479.23        Purchase                                           558000           OSTBY
     4864963915                619,448.62        Purchase                                           865000          MILBERG
     4864964558                358,879.71      Cashout Refi                                         505000          WRIGHT
     4864972031                360,157.89      Cashout Refi                                         750000        VIERTHALER
     4865011532                930,900.15     Rate/Term Refi                                       1495000         CRISTIANO
     4865042941                325,281.77      Cashout Refi                                         470000           CHANG
     4865065462                358,062.56      Cashout Refi                                         500000           BEECH
     4865069522                406,224.46        Purchase                                           545000          LAHAVE
     4865070173                626,371.00        Purchase                                           840000          CARLSON
     4865070207                350,877.01        Purchase                                           460000          MILLER
     4865075529                457,855.40        Purchase                                           540000         WINSTEAD
     4865098976                450,585.55     Rate/Term Refi                                        630000           BANTA
     4865215950                411,830.94      Cashout Refi                                         625000           DUFFY
     4865232658                334,653.70     Rate/Term Refi                                        502000           BOYD
     4865255824                477,963.25     Rate/Term Refi                                        710000       WEBER-GRABAU
     4865256772                433,751.63      Cashout Refi                                         605000           BAUER
     4865283222                349,898.92      Cashout Refi                                         810000         LUNDQUIST
     4865286449                468,403.81     Rate/Term Refi                                        615000          BELCORE
     4865314324                405,313.01        Purchase                                           530000          GIBSON
     4865322392                396,029.42        Purchase                                           519000          DUNTON
     4865325643                601,545.28     Rate/Term Refi                                       1200000          SWARTZ
     4865325783                469,668.08     Rate/Term Refi                                        650000          GEIGER
     4865326005                715,409.70        Purchase                                           999000         REIERSON
     4865335360                294,425.09      Cashout Refi                                         385000          WRIGHT
     4865337770                254,247.96        Purchase                                           410000          SWEENEY
     4865470787                469,991.77      Cashout Refi                                         795000        RICHARDSON
     4865513420              1,235,142.59        Purchase                                          1625000           GEEB
     4865514378                441,506.93     Rate/Term Refi                                        950000           CHING
     4865578530                331,085.13     Rate/Term Refi                                        560000          BENZEL
     4865581930                490,950.23        Purchase                                           680000           KUNZ
     4865612073                382,800.93        Purchase                                           585000           GRUER
     4865640264                298,002.21      Cashout Refi                                         505000            KIM
     4865642989                341,763.82      Cashout Refi                                         475000           BAYHA
     4865663126                369,279.37      Cashout Refi                                         775000        KORDESTANI
     4865669115                459,764.81        Purchase                                           600000          SAWYER
     4865777322                376,828.22     Rate/Term Refi                                        695000          MILLER
     4865792230                415,998.93     Rate/Term Refi                                        810000         DETOMMASO
     4865858809                331,281.05     Rate/Term Refi                                        435000          LICHTER
     4865860607                333,836.82      Cashout Refi                                         435000          MORGAN
     4865924114                750,182.83     Rate/Term Refi                                       1225000         LOUGHERY
     4865924874                370,587.00        Purchase                                           429000          GARVEY
     4865933479                575,602.90      Cashout Refi                                         995000         BENOLIEL
     4865955183                624,843.28     Rate/Term Refi                                       1125000       VON BLUECHER
     4865961975                350,485.59      Cashout Refi                                         515000          DAFFURN
     4866034418                461,422.78     Rate/Term Refi                                        645000           MOUSA
     4866134523                427,304.60        Purchase                                           645000          BENNETT
     4866188313                330,533.92        Purchase                                           625000         BASTOPCU
     4866285481                112,471.89        Purchase                                           410000           WONG
     4866321807                314,327.08     Rate/Term Refi                                        585000         CALDWELL
     4866428990                910,216.24     Rate/Term Refi                                       1700000          BELTRAN
     4866540653                384,941.13      Cashout Refi                                         875000           CELLI
     4866676119                355,258.85     Rate/Term Refi                                        750000           WHITE
     4960933424                370,991.98        Purchase                                           640000          CHEW JR
     4963080249                316,934.09     Rate/Term Refi                                        450000          PRADHAN
     4963684826                294,379.17        Purchase                                           324000          RANGEL
     4963892353                328,625.51        Purchase                                           443000           DUNN
     4963908852                518,136.49     Rate/Term Refi                                       2400000           CHESS
     4963985173                953,566.95     Rate/Term Refi                                       1600000           PEAK
     4963992328                338,268.90        Purchase                                           455000           DOYLE
     4963992948                792,042.96        Purchase                                          1170000        KILPATRICK
     4964114138                918,788.23     Rate/Term Refi                                       3650000         MCMILLAN
     4964132437                953,661.47        Purchase                                          1535000          LOPATY
     4964193488                317,876.82     Rate/Term Refi                                        775000          CIDONIO
     4964198834                939,301.75     Rate/Term Refi                                       2500000           BELL
     4964234647                372,287.86        Purchase                                           488000            HA
     4964235768                676,452.32      Cashout Refi                                        1400000          SCHARF
     4964364733                381,857.58        Purchase                                           540000        COOK D M D
     4964397006                951,518.80        Purchase                                          1750000          MARTIN
     4964495156                298,605.48        Purchase                                           391000           WAHAL
     4964526562                457,904.19     Rate/Term Refi                                       2100000            SO
     4964569653                709,482.59        Purchase                                           940000         THOMPSON
     4964570503                343,448.52        Purchase                                           461000          ST JOHN
     4964571287                333,615.40     Rate/Term Refi                                        540000          CZESAK
     4964575205                505,109.01        Purchase                                           660000         BAILEY SR
     4964588315                358,984.17     Rate/Term Refi                                        570000           KOSS
     4964593331                316,055.90     Rate/Term Refi                                        440000           HELMS
     4964622643                360,893.67        Purchase                                           910000           OBIE
     4964640322                504,593.05     Rate/Term Refi                                        750000        GOLDSCHMID
     4964676268                291,196.96     Rate/Term Refi                                        385000            LEE
     4964707840                514,420.19        Purchase                                           675000          ENOMOTO
     4964720967                260,332.83        Purchase                                           338000          SWIDLER
     4964794368                808,625.15     Rate/Term Refi                                       1300000           LETO
     4964796017                457,299.08        Purchase                                           605000         O'CONNOR
     4964800702                336,486.30     Rate/Term Refi                                        465000          MURRAY
     4964906947                293,138.35        Purchase                                           389000         CARTER JR
     4964916359                486,209.30      Cashout Refi                                         650000          WARNOCK
     4964947933                342,785.32     Rate/Term Refi                                        460000         CUADRADO
     4965009162                382,757.63     Rate/Term Refi                                        500000          WATSON
     4965060199                470,733.36     Rate/Term Refi                                        825000          WHIPPLE
     4965060983                458,844.96        Purchase                                           600000            DAS
     4965065370                514,288.61     Rate/Term Refi                                        700000           SMITH
     4965159207                316,087.90      Cashout Refi                                         550000           MEHTA
     4965197082                288,067.81        Purchase                                           395000         STUTZMAN
     4965201157                366,403.58     Rate/Term Refi                                        520000          GHADIRI
     4965232392                473,992.21        Purchase                                           620000          KNUTSON
     4965283924                592,591.83     Rate/Term Refi                                        850000            KIM
     4965284088                895,936.57     Rate/Term Refi                                       1500000           ROSEN
     4965285713                391,140.69      Cashout Refi                                         630000          CHICHA
     4965303987                763,879.93     Rate/Term Refi                                       1500000         BURROWES
     4965324264                374,267.55        Purchase                                           618000           HOPPE
     4965355987                364,376.68      Cashout Refi                                         510000            HSU
     4965405600                334,574.00        Purchase                                           570000           LIANG
     4965510730                294,799.76        Purchase                                           342000        BOLOKOWICZ
     4965522693                355,679.95      Cashout Refi                                         550000         COMSTOCK
     4965574389                306,243.94        Purchase                                           465000           WONG
     4965620901                340,404.48      Cashout Refi                                         700000         MINASSIAN
     4965663174                321,320.81     Rate/Term Refi                                        545000        RABINOWITZ
     4965756333                514,364.76     Rate/Term Refi                                        800000          TEMPLIN
     4965855010                384,862.93        Purchase                                           500000         PETERSON
     4965856927                307,086.43        Purchase                                           484000         DE SALVO
     4965894498                271,795.10     Rate/Term Refi                                        450000         WEINSTEIN
     4965896931                422,970.78      Cashout Refi                                         610000        MC WILLIAMS
     4966033039                299,471.17     Rate/Term Refi                                        415000          CASSAB
     4966286850                711,411.66     Rate/Term Refi                                       1150000           EATON
     4966344683                287,010.18        Purchase                                           390000            VU
     4966387633                302,774.75        Purchase                                           550000         CONNOLLY
     4966616544                842,792.50        Purchase                                          1275000            DAY
     5000033901                346,824.85     Rate/Term Refi           Standard                     460000       CAPARROS,JR.
     5000034412                238,815.98     Rate/Term Refi           Unknown                      815000          MURPHY
     5000046606                339,663.89        Purchase              Unknown                      450000        MORTILLARO
     5000046804                476,364.82        Purchase              Standard                     550000      DEMPSEY SAWDON
     5000048073                481,176.43      Cashout Refi            Reduced                      900000          LEHMANN
     5000050574                423,530.83        Purchase              Standard                     553000          SHELDON
     5000055011                385,454.27     Rate/Term Refi           Unknown                      500000           HALL
     5000065556                590,565.88     Rate/Term Refi           All Read                     835000          DURAZO
     5000066463                372,787.55        Purchase               Rapid                       430000          JENSEN
     5000069574                520,237.52        Purchase              Standard                     725000            FOX
     5000086289                474,507.89        Purchase              Standard                     615000          INGLIS
     5000090968              1,155,085.08      Cashout Refi            Standard                    1700000        MORGAN, III
     5000094549                444,296.05     Rate/Term Refi           All Read                     770000          BUSCHO
     5000113083                594,104.30     Rate/Term Refi           Standard                     975000          ANDREN
     5000114834                337,877.08        Purchase              Unknown                      600000           PARKS
     5000115609                548,665.43     Rate/Term Refi           Unknown                      775000          HANSON
     5000119585                318,363.60        Purchase              Unknown                      367000         DHARMADI
     5000119999                800,114.35     Rate/Term Refi           All Read                    1700000          FUKUDA
     5000120187                496,660.79        Purchase              Standard                     642000          PERKINS
     5000124650                355,208.99     Rate/Term Refi           Standard                     425000           RUBY
     5000126564                453,289.89     Rate/Term Refi           Unknown                     1650000            KU
     5000126796                246,061.82      Cashout Refi            Unknown                      495000            KIM
     5000126960                298,669.75     Rate/Term Refi           All Read                     465000           UMOF
     5000129428                375,726.90      Cashout Refi            Standard                     775000         PFEIFFER
     5000129832                479,350.37        Purchase              Standard                     635000         GONZALEZ
     5000132802                309,202.78      Cashout Refi            Standard                     475000           ATNIP
     5000156173                414,614.24      Cashout Refi            Standard                     540000          CHUANG
     5000162676                448,463.92     Rate/Term Refi                                        850000         CIVALLERI
     5000162684                324,729.24     Rate/Term Refi           Unknown                     1250000         DORN, II
     5000164250                344,307.40     Rate/Term Refi           All Read                     485000         RICKETTS
     5000164755                310,934.64     Rate/Term Refi           All Read                     650000       DUNFORD, JR.
     5000175702                366,403.59        Purchase              Standard                     475000           PARKS
     5000178631                958,659.96     Rate/Term Refi           Standard                    1540000           JONES
     5000185149                436,894.38     Rate/Term Refi           All Read                     815000         DIVAKARAN
     5000189539                361,667.33      Cashout Refi             Rapid                       500000           REED
     5000199728                433,916.67        Purchase              Standard                     641000         LUCAS,III
     5000202696                354,568.64        Purchase              Unknown                      462000          GAYNOR
     5000234327                305,093.01     Rate/Term Refi           Standard                     650000          PERCHAK
     5000234640                327,911.88      Cashout Refi            Standard                     525000           ALVA
     5000235944                482,742.18      Cashout Refi            Standard                    1300000         CANEVARO
     5000236298                405,067.32     Rate/Term Refi           Unknown                      950000          ROBINS
     5000236439                400,245.25     Rate/Term Refi           Standard                    1275000           WARD
     5000242346                380,956.50     Rate/Term Refi           Unknown                      675000           SMITH
     5000242551                354,332.86     Rate/Term Refi            Rapid                       625000          RIGUTTO
     5000245141                422,427.70      Cashout Refi             Rapid                       665500          KRAMER
     5000250604                570,816.06     Rate/Term Refi           All Read                    1300000           KANG
     5000251545                483,628.10        Purchase              Unknown                      628000          MCNUTT
     5000252766                471,130.32     Rate/Term Refi           Standard                     700000         THOMPSON
     5000254168                293,190.68        Purchase               Rapid                       387000          NGUYEN
     5000254200                944,134.72     Rate/Term Refi           All Read                    2000000           HALL
     5000254861                752,268.41      Cashout Refi            Standard                    3000000            WEN
     5000260611                712,147.50        Purchase              Standard                     924000         LABARBERA
     5000262948                336,823.26      Cashout Refi            Reduced                      550000          GELFAND
     5000265131                308,550.31      Cashout Refi            Standard                     585000         TRIGEIRO
     5000265826                108,888.96     Rate/Term Refi           Unknown                      925000          MORITA
     5000267780                423,435.34     Rate/Term Refi           Reduced                      940000          VITLIN
     5000268606                433,531.46     Rate/Term Refi           Standard                     725000          HOUSLEY
     5000268747                505,786.52      Cashout Refi            Standard                     825000          DOPFEL
     5000268820                587,035.34     Rate/Term Refi           Reduced                     1100000         MACKERSIE
     5000269059                452,305.88      Cashout Refi            Reduced                      650000           WIMS
     5000269984                460,004.91      Cashout Refi            Reduced                      790000         WILLIAMS
     5000271717                399,812.06     Rate/Term Refi            Rapid                       580000         ASKEJIAN
     5000271741                923,830.00      Cashout Refi            Reduced                     1200000         RAJEWSKI
     5000274174                298,908.11      Cashout Refi            Unknown                      400000         BRAMBILA
     5000274265                444,128.49     Rate/Term Refi           Standard                     880000           HAAG
     5000274422                322,090.46     Rate/Term Refi           All Read                     490000           DORAN
     5000274638                326,659.81     Rate/Term Refi           All Read                     630000          SCHIFF
     5000320191                421,125.43        Purchase              Reduced                      550000          KIRKUP
     5000350552                628,138.69     Rate/Term Refi           Unknown                      780000          VERSAGE
     5000350842                348,888.70     Rate/Term Refi           Unknown                      530000         VALENTINE
     5000357805                377,653.64        Purchase              Unknown                      490000         LUCHETTI
     5000361435                343,504.69        Purchase              Unknown                      464000       BARROWS, JR.
     5000361633                361,849.67     Rate/Term Refi           All Read                     597000          BRADLEY
     5000362136                332,126.56        Purchase              Unknown                      430000          HAUSMAN
     5000369461                398,415.32        Purchase              Standard                     460000           WIGHT
     5000371335                748,410.71        Purchase              Standard                     975000         SCHNEIDER
     5000374057                335,174.56        Purchase               Rapid                       585000         SCHWARTZ
     5000374412                443,278.93        Purchase              Unknown                      575000           RUSH
     5000374495                325,112.33        Purchase              Standard                     445000           OHIRA
     5000375963                399,701.38        Purchase              Standard                     465000          HIBBERT
     5000379379                487,124.07        Purchase              Unknown                      630000          WOLFROM
     5000387521                290,947.51      Cashout Refi            Unknown                      435000         EINBODEN
     5000387687                400,775.47        Purchase               Rapid                       530000          THOMAS
     5000395730                337,476.92     Rate/Term Refi           Unknown                      485000          OLDAKER
     5000396498                296,727.80     Rate/Term Refi                                        410000          HARMON
     5000396654                507,713.23     Rate/Term Refi           All Read                     775000          THEVER
     5000405471                396,489.45        Purchase              Reduced                      515000           MODY
     5000405919                864,052.08        Purchase              Standard                    1130000          WRIGHT
     5000410117                667,873.06     Rate/Term Refi           Reduced                     1025000          MANCINI
     5000428150                605,672.42        Purchase              Unknown                      785000           BAUM
     5000428598                266,106.67        Purchase              Unknown                      455000          ROGERS
     5000438480                297,312.61        Purchase              Unknown                      403000          LAFLEUR
     5000450196                596,880.22      Cashout Refi            Standard                     780000          JOHNSON
     5000459155              1,200,313.14        Purchase              Standard                    1775000          KIRCHER
     5000469519                381,178.06     Rate/Term Refi           Unknown                      585000           BISIO
     5000471531                300,208.00        Purchase              Unknown                      392000         SULLIVAN
     5000481829                530,953.21     Rate/Term Refi           Standard                     730000           KUDLA
     5000496199                312,006.19     Rate/Term Refi           Unknown                      440000         EGERTSON
     5000534288                416,871.32        Purchase              Unknown                      752000          CANALES
     5000535335                454,833.05        Purchase               Rapid                       590000          LAMMAS
     5000536903                530,829.52        Purchase              Standard                     785000            LIU
     5000560457                626,211.93        Purchase              Unknown                      819000          HEFELE
     5000561661                371,711.46        Purchase              Unknown                      492000            HUR
     5000563543                342,747.01        Purchase              Standard                     535000          SCALES
     5000563915                291,020.46      Cashout Refi            Unknown                      490000           UYEMA
     5000571827                338,413.63        Purchase              Standard                     413000         WHITE JR.
     5000572015                303,404.05     Rate/Term Refi           Standard                     425000          HELMER
     5000575653                528,469.92      Cashout Refi            Standard                     730000          SCHERER
     5000583376                494,480.28     Rate/Term Refi           Unknown                     1340000          ZELDIN
     5000584622                492,426.00        Purchase              Unknown                      639000         AARONSON
     5000590363                380,673.38      Cashout Refi            Unknown                      525000          BUSHORE
     5000590991                362,631.72        Purchase              Unknown                      470000           TODD
     5000592187                555,521.45        Purchase              Unknown                      720000           ZAJIC
     5000592484                501,925.81     Rate/Term Refi           Unknown                      940000           FANTL
     5000594084                291,648.46        Purchase              Unknown                      378000          ADIKES
     5000599687              1,059,599.63        Purchase              Standard                    1370000          BHATIA
     5000602424                326,368.71     Rate/Term Refi           Standard                     455000          EARNEST
     5000610955                317,922.86     Rate/Term Refi           Unknown                      475000         TROUTMAN
     5000616051                385,778.58        Purchase               Rapid                       580000           HOGAN
     5000689017                139,005.63        Purchase              Unknown                      415000           RALLS
     5000744523                512,121.00     Rate/Term Refi            Rapid                      1600000         QUARANTA
     5000800630                286,360.82     Rate/Term Refi           Unknown                      470000         HERCHOLD
     5000801463                423,999.67        Purchase              Unknown                      550000          LERNER
     5000802032                352,543.87     Rate/Term Refi           Unknown                      600000         LOWE III
     5000839844                293,670.81        Purchase              Unknown                      380000          HENSEL
     5000845775                770,456.56        Purchase              Standard                     998000         SABATINI
     6011988810                437,208.45        Purchase              Standard                     559000          MCLEAN
     6020213176              1,287,451.12        Purchase              Standard                    1900000           COOKE
     6047414609                415,792.73        Purchase              Standard                     475000           SHAY
     6061879489                313,605.82        Purchase              Unknown                      440000          COOPER
     6072090605                758,256.49        Purchase              Standard                    1320000          LACHMAN
     6119850151                318,865.38        Purchase              Unknown                      412500          CHARBON
     6161815854                355,471.45     Rate/Term Refi           Unknown                      480000           KASCH
     6164462530                342,988.51        Purchase              Standard                     450000           YUEN
     6167558292                304,689.62      Cashout Refi            Standard                     420000           DICKS
     6228371024                318,136.41      Cashout Refi            Unknown                      565000           BLAK
     6249321289                871,207.51        Purchase              Standard                    1350000          GOODMAN
     6264557981                950,824.49        Purchase              Standard                    1350000          HUGHES
     6266081360                412,056.80      Cashout Refi            Unknown                      568000          DONAHUE
     6324491858                321,098.29        Purchase              Standard                     421000          METZGER
     6324689964                454,141.37        Purchase              Unknown                      775000           AWNI
     6355398493                724,694.17        Purchase              Standard                     950000         BELLANTE
     6407184479                364,642.64        Purchase              Unknown                      490000          MANNEH
     6445036699                676,561.42        Purchase              Standard                    1400000          EDWARDS
     6464675724                336,837.54     Rate/Term Refi           Standard                     434000          HUITING
     6487530179                292,460.27        Purchase              Unknown                      377000          BELWOOD
     6492642399                398,687.85      Cashout Refi            Unknown                      550000         FRANKLIN
     6494284950                457,218.68        Purchase                                           600000         GONZALEZ
     6494391672                387,159.18        Purchase              Standard                     601000          GUELFI
     6547642642                482,086.19      Cashout Refi            Standard                     625000           RONEY
     6565831507                433,667.75     Rate/Term Refi           Unknown                      560000          BARTON
     6569746875                572,092.85     Rate/Term Refi           Standard                    1150000           TIMM
     6575032336                323,197.00        Purchase              Standard                     415000           HAIRE
     6577480475                490,359.34        Purchase              Unknown                      635000         STEPHENS
     6586885839                379,273.73        Purchase              Unknown                      500000          HULLER
     6619568063                444,597.44     Rate/Term Refi           Standard                     575000          PERRIZO
     6643354282                406,814.08        Purchase              Standard                     472000          BERGER
     6644752070                415,491.01     Rate/Term Refi           Unknown                      625000          AYCOCK
     6646182219                387,135.44        Purchase               Rapid                       955000           LEVY
     6666208381                532,743.70        Purchase              Standard                     689000          PHELAN
     6687996394                487,066.40        Purchase              Standard                    1500000          GARDNER
     6712590436                374,030.75     Rate/Term Refi           Standard                     510000            LAM
     6723606924                717,155.12        Purchase              Standard                    1100000           PARK
     6729012630                724,694.17        Purchase              Standard                    1005000           HITCH
     6797336036                379,418.14     Rate/Term Refi           Standard                     510000        BAGALKOTKAR
     6809791699                358,481.78     Rate/Term Refi           All Read                     600000          BROGAN
     6903174974                390,344.94        Purchase              Standard                     450000          ORCHARD
     6909420900                367,276.32     Rate/Term Refi           All Read                     475000          QUIROGA
     6959409654                317,506.64        Purchase              Unknown                      410000        CARLISE, IV
     6959791457                402,355.70        Purchase               Rapid                      1350000          WENGER
     6988877129              1,062,884.81        Purchase              Standard                    1395000         VARTANIAN
     6991835387                386,193.73     Rate/Term Refi           All Read                    1350000          MCNEISH
      10135663                 310,065.21     Rate/Term Refi       Income no Asset                  500000
      10143535                 360,546.49        Purchase          Income no Asset                  465000
      11672243                 313,275.68        Purchase                FULL                       424000
      11703303                 371,601.53      Cashout Refi              FULL                       500000
      11720703                 384,573.46     Rate/Term Refi             FULL                       525000

(TABLE CONTINUED)

   Account Number  Address                                   City                    State     Zip Code  Times 30 days Delq
     4060939321    606  HANLEY AVE                           LOS ANGELES               CA        90049            0
     4062319548    33  AGNON AVE                             SAN FRANCIS               CA        94112            0
     4063376612    2438  TOUR EDITION DR                     HENDERSON                 NV        89014            0
     4063382586    25  ROCKINGHAM DR                         NEWPORT BEA               CA        92660            0
     4063535191    1077  BRIGHTON PL                         MOUNTAIN VI               CA        94040            0
     4063617486    3405  FERNWOOD ST                         SAN MATEO                 CA        94403            0
     4063727202    10412N 37TH ST                            PHOENIX                   AZ        85028            0
     4063991113    2820  THE STRAND                          MANHATTAN B               CA        90266            0
     4064001136    4108  EDISON ST                           SAN MATEO                 CA        94403            0
     4064027834    3820SE153RD CT                            VANCOUVER                 WA        98683            0
     4064053442    150  COQUITO WAY                          PORTOLA VAL               CA        94028            0
     4064136544    10831  HIDEAWAY DRIVE                     SANTA ANA                 CA        92705            0
     4064143359    8530  MULHOLLAND DR                       LOS ANGELES               CA        90046            0
     4064169743    1235  SHERWOOD ROAD                       SAN MARINO                CA        91108            0
     4064254644    32020  CANTERHILL PL                      WESTLAKE VI               CA        91361            0
     4064293535    1101  FIRST ST                            CORONADO                  CA        92118            0
     4064332390    9701N 133RD WAY                           SCOTTSDALE                AZ        85259            0
     4064482880    7600  N MERCER WAY #3                     MERCER ISLA               WA        98040            0
     4064486774    239  STONECREST DR                        SAN FRANCIS               CA        94132            0
     4064494422    196  AVILA ST                             SAN FRANCIS               CA        94123            0
     4064506381    750SEARROW CREEK LAN                      GRESHAM                   OR        97080            0
     4064551924    12314  ADDISON ST                         LOS ANGELES               CA        91607            0
     4064638127    25162  BLACK HORSE LAN                    LAGUNA HILL               CA        92653            0
     4064638887    5857  WOODGLEN DR                         AGOURA HILL               CA        91301            0
     4064676820    1S ORANGE GROVE BL                        PASADENA                  CA        91105            0
     4064679873    160  LOIS LANE                            PALO ALTO                 CA        94310            0
     4064691258    2883  BRANNICK PL                         SAN DIEGO                 CA        92122            0
     4064696091    300  DEDALERA DR                          PORTOLA VAL               CA        94028            0
     4064700950    843  2ND ST                               MANHATTAN B               CA        90266            0
     4064778246    23  SUNNINGDALE                           COTO DE CAZ               CA        92679            0
     4064789565    900  BENTLEY OAKS CT                      SAN RAMON                 CA        94526            0
     4064835269    7475E GAINEY RANCH RO                     SCOTTSDALE                AZ        85258            0
     4064893128    49245  JFK TRAIL                          PALM DESERT               CA        92260            0
     4064915459    4250  PALOMINO CIRCLE                     RENO                      NV        89509            0
     4065044556    12737  WESTMINSTER AVE                    LOS ANGELES               CA        90066            0
     4065062715    32524  SOUTHSHORE PL                      WESTLAKE VI               CA        91361            0
     4065180780    7501  DEL CIELO WAY                       MODESTO                   CA        95356            0
     4065199749    714  SEACOAST DR                          IMPERIAL BE               CA        91932            0
     4065200737    12340  KINGSGATE SQUAR                    SAN DIEGO                 CA        92128            0
     4065215800    46  OAKWOOD RD                            ORINDA                    CA        94563            0
     4065222137    1219  EICHLER CT                          MOUNTAIN VI               CA        94040            0
     4065228266    503  HILLCREST ST &                       EL SEGUNDO                CA        90245            0
     4065230718    601  AVENUE A                             REDONDO BEA               CA        90277            0
     4065258412    1014  WHITEHALL LANE                      REDWOOD CIT               CA        94061            0
     4065259220    527  ORANGE AVE                           LOS ALTOS                 CA        94022            0
     4065301824    93  CHESTER AVE                           FAIRFAX                   CA        94930            0
     4065313472    2741  DARNBY DR                           OAKLAND                   CA        94611            0
     4065334684    3006  BENVENUE AVE                        BERKELEY                  CA        94705            0
     4065403869    24710  SUMMIT FIELD RO                    CARMEL                    CA        93923            0
     4065440341    947  MOUNTAIN VIEW A                      MOUNTAIN VI               CA        94040            0
     4065491229    22370  THIRD AVE                          LAGUNA BEAC               CA        92651            0
     4065531719    8458  CARLTON WAY                         LOS ANGELES               CA        90069            0
     4065543052    1295  HUDSON ST                           ST HELENA                 CA        94574            0
     4065610927    2228S 5TH AVE                             ARCADIA                   CA        91006            0
     4065760284    140  ARGUELLO BLVD                        SAN FRANCIS               CA        94118            0
     4065761605    4100  HAPPY VALLEY RD                     LAFAYETTE                 CA        94549            0
     4065777932    13766  BAYLISS ROAD                       LOS ANGELES               CA        90049            0
     4065852321    2929  SAMARKAND DR                        SANTA BARBA               CA        93105            0
     4065864284    630  CAMEO HIGHLANDS                      NEWPORT BEA               CA        92625            0
     4065867055    571  RANCHO SANTA FE                      ENCINITAS                 CA        92024            0
     4065929731    1077  SOBRE VISTA DR                      SONOMA                    CA        95476            0
     4065963300    508  BARONE LANE                          MILL VALLEY               CA        94941            0
     4066291818    8262  RANCHO REAL                         GILROY                    CA        95020            0
     4066385891    3664  HIGHLAND AVE                        REDWOOD CIT               CA        94062            0
     4066387541    317  EL CARMELO AVE                       PALO ALTO                 CA        94306            0
     4066540644    1250  HILLDALE AVE                        LOS ANGELES               CA        90069            0
     4066661341    7462  CAMINITO RIALTO                     SAN DIEGO (               CA        92037            0
     4066675606    8  VIA CHAPALA                            SAN CLEMENT               CA        92673            0
     4066675911    19641  TORRES WAY                         TRABUCO CAN               CA        92679            0
     4066678345    118  1ST ST                               SEAL BEACH                CA        90740            0
     4066678485    1423  MARINETTE ROAD                      LOS ANGELES               CA        90272            0
     4066743321    8158  WADEBRIDGE CIRC                     HUNTINGTON                CA        92646            0
     4066752686    707  SOMERSET LANE                        FOSTER CITY               CA        94404            0
     4160824225    16587  MAPLE CIRCLE                       LAKE OSWEGO               OR        97034            0
     4161326725    7616  GLEN ALBENS CIR                     DALLAS                    TX        75225            0
     4163684386    SANTA  FE ST 2 NE-3RD                     CARMEL                    CA        93923            0
     4163785118    173  WAVERLEY ST                          PALO ALTO                 CA        94301            0
     4163844717    38  CROCKER AVE                           PIEDMONT                  CA        94611            0
     4163878418    2  MCLAREN AVE                            SAN FRANCIS               CA        94121            0
     4163903182    32  HIGHGATE ROAD                         KENSINGTON                CA        94707            0
     4163909825    10  VERNON                                NEWPORT COA               CA        92657            0
     4164019558    251  PAWNEE PL                            FREMONT                   CA        94539            0
     4164019723    59  AUSTIN AVE                            ATHERTON                  CA        94027            0
     4164031694    265  RIVIERA CIRCLE                       LARKSPUR                  CA        94939            0
     4164031959    653  NOE ST                               SAN FRANCIS               CA        94114            0
     4164041362    2256  82ND AVE SE                         MERCER ISLA               WA        98040            0
     4164049050    98  SILVER FOX                            IRVINE                    CA        92620            0
     4164049761    17502  TUSCAN CIRCLE                      HUNTINGTON                CA        92649            0
     4164051338    30936  CARTIER DR                         RANCHO PALO               CA        90275            0
     4164053219    115  ALERCHE DR                           LOS GATOS                 CA        95032            0
     4164063382    982  GLEN OAKS BLVD                       PASADENA                  CA        91105            0
     4164063697    908  STEWARTON WAY                        GLENDALE                  CA        91207            0
     4164066013    36  VERNON                                NEWPORT COA               CA        92657            0
     4164066328    333E BAY FRONT                            NEWPORT BEA               CA        92662            0
     4164090534    5936E JOSHUA TREE LAN                     PARADISE VA               AZ        85253            0
     4164100481    34  CAMINO REAL                           SANDIA PARK               NM        87047            0
     4164109102    1186  EUCLID AVE                          BERKELEY                  CA        94708            0
     4164110316    2010  ABRYAN WAY                          REDWOOD CIT               CA        94061            0
     4164116446    4142  HILL ST                             SAN DIEGO                 CA        92107            0
     4164127997    5815E CORSO DI NAPOLI                     LONG BEACH                CA        90803            0
     4164143887    960  LINDA VISTA AVE                      PASADENA                  CA        91103            0
     4164264618    3777SW171ST ST                            SEATTLE                   WA        98166            0
     4164291116    1010  VISTA DE LA MES                     SANTA BARBA               CA        93110            0
     4164297162    ONE  DANIEL BURNHAM                       SAN FRANCIS               CA        94109            0
     4164297501    757  CHATEAU DR                           HILLSBOROUG               CA        94010            0
     4164377972    209  LOMA ALTA AVE                        LOS GATOS                 CA        95032            0
     4164393805    300  ST. FRANCIS BLV                      SAN FRANCIS               CA        94127            0
     4164404735    7526W 83RD ST                             LOS ANGELES               CA        90293            0
     4164408934    2046  GLENHAVEN DR                        LITTLETON                 CO        80126            0
     4164485080    3304  MARCUS AVE                          NEWPORT BEA               CA        92663            0
     4164487573    16  AMBER SKY DR                          RANCHO PALO               CA        90275            0
     4164494504    156  HENRY ST                             SAN FRANCIS               CA        94114            0
     4164505564    2036E FOREST RIDGE DR                     LAYTON                    UT        84040            0
     4164509681    632  11TH AVE                             SAN FRANCIS               CA        94118            0
     4164517072    635  LAURELWOOD CT                        LIVERMORE                 CA        94550            0
     4164525885    3519  DOVE CT                             SAN DIEGO                 CA        92103            0
     4164528517    3328  KUYKENDALL PL                       SAN JOSE                  CA        95148            0
     4164550149    18  PANORAMA                              COTO DE CAZ               CA        92679            0
     4164576227    13938  WEDDINGTON ST                      LOS ANGELES               CA        91401            0
     4164620611    8  HIDDEN OAKS                            COTO DE CAZ               CA        92679            0
     4164622856    23  RAWHIDE CIRCLE                        PALM DESERT               CA        92211            0
     4164640361    3772  PARKVIEW DR                         LAKEWOOD                  CA        90712            0
     4164675045    1450  CUESTA LINDA DR                     LOS ANGELES               CA        90272            0
     4164675615    624  OCAMPO DR                            LOS ANGELES               CA        90272            0
     4164675839    14220  MULHOLLAND DR                      LOS ANGELES               CA        90077            0
     4164679104    27085  HORSESHOE LANE                     LOS ALTOS H               CA        94022            0
     4164681977    1202S EAST SKYLINE DR                     SANTA ANA                 CA        92705            0
     4164700249    19605  CLOVERWOOD CIRC                    HUNTINGTON                CA        92648            0
     4164700462    10114  EMPYREAN WAY                       LOS ANGELES               CA        90067            0
     4164702732    4235  CHESTNUT AVE                        LONG BEACH                CA        90807            0
     4164714075    461  SECOND ST                            SAN FRANCIS               CA        94107            0
     4164746291    14386NWMEADOWRIDGE DR                     PORTLAND                  OR        97229            0
     4164773840    435  CAMPHOR PL                           SANTA BARBA               CA        93108            0
     4164780605    395  WOODLEY ROAD                         SANTA BARBA               CA        93108            0
     4164784805    19452  GOIN LANE                          SONOMA                    CA        95476            0
     4164793319    8  BLUE HORIZON                           LAGUNA NIGU               CA        92677            0
     4164797963    22821  CALLE ANGELINA                     TEMECULA                  CA        92590            0
     4164829519    55  VISTA DEL GOLFO                       LONG BEACH                CA        90803            0
     4164830418    2818  MORNINGSIDE DR                      HERMOSA BEA               CA        90254            0
     4164900856    955  CHESTERFIELD LA                      DANVILLE                  CA        94506            0
     4165017734    10514  206TH AVE NE                       REDMOND                   WA        98053            0
     4165045131    14956  CAMAROSA DR                        LOS ANGELES               CA        90272            0
     4165045834    247  KAVENISH DR                          RANCHO MIRA               CA        92270            0
     4165046162    5148  RUSSO ST                            L.A.(CULVER               CA        90230            0
     4165054745    5019  PICKFORD WAY                        CULVER CITY               CA        90230            0
     4165057177    8  BROWNSBURY ROAD                        LAGUNA NIGU               CA        92677            0
     4165065139    5081  FALLHAVEN LANE                      LA CANADA F               CA        91011            0
     4165065584    888  CALLE AMABLE                         GLENDALE                  CA        91208            0
     4165069164    610N SAN MARCOS RD                        SANTA BARBA               CA        93111            0
     4165072200    4114  CANYON ROAD                         LAFAYETTE                 CA        94549            0
     4165074180    2861  BOSTONIAN DR                        LOS ALAMITO               CA        90720            0
     4165096639    8215N MOHAVE RD                           PARADISE VA               AZ        85253            0
     4165099062    5372  THOMAS AVE                          OAKLAND                   CA        94618            0
     4165101207    1941  WEBSTER ST                          SAN FRANCIS               CA        94115            0
     4165102858    112  CAZNEAU AVE                          SAUSALITO                 CA        94965            0
     4165165020    303  AVILA ROAD                           SAN MATEO                 CA        94402            0
     4165165640    4  BINNACLE LANE                          FOSTER CITY               CA        94404            0
     4165166531    1743  HILLSIDE DR                         GLENDALE                  CA        91347            0
     4165218597    601  LANDMARK LANE                        REDWOOD CIT               CA        94065            0
     4165219512    8805  CRESTVIEW LANE                      ANAHEIM                   CA        92808            0
     4165220817    4225  BETTINA AVE                         SAN MATEO                 CA        94403            0
     4165231657    1249  20TH PL                             HERMOSA BEA               CA        90254            0
     4165232150    7540  SEDGEWICK CT                        LOS ANGELES               CA        91304            0
     4165244767    13916  CHESTER AVE                        SARATOGA                  CA        95070            0
     4165246077    405  WOODHAMS RD                          SANTA CLARA               CA        95051            0
     4165287402    2833  ROYSTON PL                          LOS ANGELES               CA        90210            0
     4165293996    6182  BRIDLE LANE                         YORBA LINDA               CA        92886            0
     4165302060    14  DEER HILL                             MILL VALLEY               CA        94941            0
     4165317183    4  GREENVALLEY DR                         LAFAYETTE                 CA        94549            0
     4165327026    1630  WINDY MOUNTAIN                      THOUSAND OA               CA        91362            0
     4165328842    7785  PIPIT PLACE                         SAN DIEGO                 CA        92129            0
     4165332745    7211  RUE MICHAEL                         SAN DIEGO (               CA        92037            0
     4165361884    2452  OAK CANYON PL                       ESCONDIDO                 CA        92025            0
     4165389679    19367  8TH AVENUE NORT                    SHORELINE                 WA        98177            0
     4165404130    34  GLEN RIDGE AVE                        LOS GATOS                 CA        95030            0
     4165404445    11633  BRIDGE PARK CT                     CUPERTINO                 CA        95014            0
     4165404668    2870  CONGRESS RD                         PEBBLE BEAC               CA        93953            0
     4165462047    10724  WILSHIRE BLVD                      LOS ANGELES               CA        90024            0
     4165520182    383  COUNTYVIEW DR                        MILL VALLEY               CA        94941            0
     4165522287    1772W SELBY LANE                          REDWOOD CIT               CA        94061            0
     4165536154    9582  BORBA CIRCLE                        HUNTINGTON                CA        92646            0
     4165537137    94  WILDLIFE DR                           SIMI VALLEY               CA        93065            0
     4165576507    10  ATHERLY LANE                          SANTA CRUZ                CA        95060            0
     4165616659    6241N PASEO VALDEAR                       TUCSON                    AZ        85750            0
     4165668429    200N GLENROY AVE                          LOS ANGELES               CA        90049            0
     4165757891    8017  REGENCY DR                          PLEASANTON                CA        94566            1
     4165840465    16528  MARCHMONT DR                       LOS GATOS                 CA        95032            0
     4165852148    24851  WOODED VISTA RD                    LOS ANGELES               CA        91307            0
     4165852932    1659  HONFLEUR DR                         SUNNYVALE                 CA        94087            0
     4165855315    7145  GRASSWOOD AVE                       MALIBU                    CA        90265            0
     4165857386    5219  APENNINES CIRCL                     SAN JOSE                  CA        95138            0
     4165864929    31152  DORAL PL                           LAGUNA NIGU               CA        92677            0
     4165866775    1532  BRENGLE WAY                         VISTA                     CA        92084            0
     4165877244    1640  AMALFI DR                           LOS ANGELES               CA        90272            0
     4165885171    146  BELRIDGE DR                          LOS GATOS                 CA        95032            0
     4165891179    13151W SUNSET DR                          LOS ALTOS H               CA        94022            0
     4165913312    7979  WESTSIDE RD                         HEALDSBURG                CA        95448            0
     4165928187    571  CLIPPER ST                           SAN FRANCIS               CA        94114            0
     4165928575    535  WESTGATE DR                          NAPA                      CA        94558            0
     4166131112    24  SOTELO AVE                            SAN FRANCIS               CA        94116            0
     4166160798    1512E HAYMARKET WAY                       HUDSON                    OH        44236            0
     4166297681    4812  BLACKHORSE RD                       RANCHO PALO               CA        90275            0
     4166310211    61  ST. STEPHENS DR                       ORINDA                    CA        94563            0
     4166381683    3025  SANDSTONE ROAD                      ALAMO                     CA        94507            0
     4166386500    680  MILVERTON ROAD                       LOS ALTOS                 CA        94022            0
     4166437527    74652  ARROYO DR.                         INDIAN WELL               CA        92210            0
     4166437667    4795  LINARO DR                           CYPRESS                   CA        90630            0
     4166508376    3458  HIGH POINT PL                       SIMI VALLEY               CA        93065            0
     4166566325    6717  CHEROKEE ROAD                       STOCKTON                  CA        95215            0
     4166605263    40421  268TH AVE SE                       ENUMCLAW                  WA        98022            0
     4166609638    3141  DORCICH ST                          SANTA CLARA               CA        95117            0
     4166619496    13625E COUNTY LINE RD                     LONGMONT                  CO        80501            0
     4166680308    46  SIR FRANCIS DRA                       ROSS                      CA        94957            0
     4166730269    861  CHENERY ST                           SAN FRANCIS               CA        94131            0
     4166753261    3486  WINDSPUN DR                         HUNTINGTON                CA        92649            0
     4261125654    38255N 95TH WAY                           SCOTTSDALE                AZ        85262            0
     4263685275    31215  BAILARD RD                         MALIBU                    CA        90265            0
     4263990964    11330  THURSTON CIRCLE                    LOS ANGELES               CA        90049            0
     4263992580    1204  MAGNOLIA AVE                        MANHATTAN B               CA        90266            0
     4264049307    2476  BANYAN DR                           LOS ANGELES               CA        90049            0
     4264063068    1071  OLD PHILLIPS RO                     GLENDALE                  CA        91207            0
     4264123169    3308  CORINTH AVE                         LOS ANGELES               CA        90066            0
     4264123953    23256  BLUE BIRD DR                       CALABASAS                 CA        91302            0
     4264130933    2155  CASCADE ROAD                        SOUTH LAKE                CA        96150            0
     4264132384    6627  ESPLANADE                           LOS ANGELES               CA        90293            0
     4264137391    126S LAKEVIEW AVE                         ANAHEIM                   CA        92807            0
     4264143258    2890  KIRKLAND DR                         LOS ANGELES               CA        90210            0
     4264215205    502E GLAUCUS ST                           ENCINITAS                 CA        92024            0
     4264253875    16550  ADLON RD                           LOS ANGELES               CA        91436            0
     4264294077    1112   VIA CURVA                          PALOS VERDE               CA        90274            0
     4264301195    989  MT. CARMEL DR                        SAN JOSE                  CA        95120            0
     4264416068    3582  GARRISON ST                         SAN DIEGO                 CA        92106            0
     4264493513    2250-  2252 PARADISE D                    TIBURON                   CA        94920            0
     4264511645    623  VISTAMONT AVE                        BERKELEY                  CA        94708            0
     4264522345    801  CAMPHOR ST                           NEWPORT BEA               CA        92660            0
     4264551039    526  3RD ST                               HERMOSA BEA               CA        90254            0
     4264575632    12  SILVERBREEZE                          IRVINE                    CA        92614            0
     4264627466    70  CERVANTES BLVD                        SAN FRANCIS               CA        94123            0
     4264640444    232  CULPER CT                            HERMOSA BEA               CA        90254            0
     4264641251    517  15TH ST                              SANTA MONIC               CA        90402            0
     4264713514    197  MELISSA CIRCLE                       DALY CITY                 CA        94015            0
     4264722085    2140  HARVARD ST                          PALO ALTO                 CA        94306            0
     4264773302    8210  SAN DIMAS ROAD                      ATASCADERO                CA        93422            0
     4264789019    1643  ESCALANTE WAY                       BURLINGAME                CA        94010            0
     4264789639    10440  MANN DR                            CUPERTINO                 CA        95014            0
     4264791437    15547  COLLINA STRADA                     LOS ANGELES               CA        90077            0
     4264800204    43  RANCH LANE                            GLENWOOD SP               CO        81601            0
     4264824808    1751  1ST ST                              MANHATTAN B               CA        90266            0
     4264829815    29  BRINDISI                              LAGUNA NIGU               CA        92677            0
     4264907256    148  MESA VERDE WAY                       SAN CARLOS                CA        94070            0
     4265045577    11809  ROSE AVE                           LOS ANGELES               CA        90066            0
     4265047987    10234  CANDLEBERRY LAN                    LOS ANGELES               CA        91324            0
     4265054827    2016  LINDA FLORA DR                      LOS ANGELES               CA        90077            0
     4265065047    1031  ILIFF ST                            LOS ANGELES               CA        90272            0
     4265093999    0104  STREAMSIDE LANE                     BRECKENRIDG               CO        80424            0
     4265107013    625  ABBIE ST                             PLEASANTON                CA        94566            0
     4265157679    546  MIRAMAR DR                           HALF MOON B               CA        94019            0
     4265159774    50  LAGOON VISTA                          TIBURON                   CA        94920            0
     4265164964    1168  ROSE AVE                            MOUNTAIN VI               CA        94040            0
     4265229148    601  PASEO MIRAMAR                        LOS ANGELES               CA        90272            0
     4265232373    216  3RD ST                               MANHATTAN B               CA        90266            0
     4265259269    6160  ACACIA AVE                          OAKLAND                   CA        94618            0
     4265302671    785  ROWLAND BLVD                         NOVATO                    CA        94949            0
     4265324246    33941  GRANADA DR                         DANA POINT                CA        92629            0
     4265326340    323  APOLENA AVE                          NEWPORT BEA               CA        92662            0
     4265332793    5  BLUE ANCHOR CAY                        CORONADO                  CA        92118            0
     4265390346    390SWEDGECLIFF ROAD                       PORTLAND                  OR        97219            0
     4265433120    3492  VENTURE DR                          HUNTINGTON                CA        92649            0
     4265470700    551  SANTA RITA AVE                       PALO ALTO                 CA        94301            0
     4265503567    24942  CATHERINE WAY                      DANA POINT                CA        92629            0
     4265667495    3501  PALM AVE                            MANHATTAN B               CA        90266            0
     4265775900    966  CALLE BELLA                          GLENDALE                  CA        91208            0
     4265786600    5691  HILL OAK DR                         LOS ANGELES               CA        90068            0
     4265787723    3610  BERRY DR                            LOS ANGELES               CA        91604            0
     4265790958    105  PINE CONE RD                         INCLINE VIL               NV        89451            0
     4265791592    4639  RAVINE DR                           BLOOMFIELD                MI        48301            0
     4265852980    718-  720 TENNESSEE S                     SAN FRANCIS               CA        94107            0
     4265866766    15510  CHURCHILL DOWNS                    RANCHO SANT               CA        92067            0
     4265892069    822  MESA CT                              PALO ALTO                 CA        94306            0
     4265931123    435S SIERRA                               SOLANA BEAC               CA        92075            0
     4266033630    163  CARL ST                              SAN FRANCIS               CA        94117            0
     4266035080    1080  ERICA ROAD                          MILL VALLEY               CA        94941            0
     4266101973    424  6TH AVE                              HALF MOON B               CA        94019            0
     4266104605    495  FOREST HIGHLAND                      FLAGSTAFF                 AZ        86001            0
     4266125337    9681E  POINSETTIA DR                      SCOTTSDALE                AZ        85260            0
     4266266917    2625  SKI TRAIL LANE                      STEAMBOAT S               CO        80477            0
     4266386293    18640  CASTLE LAKE DR                     MORGAN HILL               CA        95037            0
     4266387929    1942  COLLEEN DR                          LOS ALTOS                 CA        94024            0
     4266557687    22  LANE RANCH ROAD                       SUN VALLEY                ID        83353            0
     4266563719    2119  BUSH ST                             SAN FRANCIS               CA        94115            0
     4266743840    127  29TH ST                              NEWPORT BEA               CA        92663            0
     4266841545    2575  ALAMO COUNTRY C                     ALAMO                     CA        94507            0
     4360879342    5939  STERLING OAKS D                     SAN JOSE                  CA        95120            0
     4360938155    3550  STONER AVE                          LOS ANGELES               CA        90066            0
     4360994984    4432S  PACIFIC ST                         CANNON BEAC               OR        97110            0
     4362252456    21031NE122ND ST                           REDMOND                   WA        98053            0
     4363078470    2  PARKWAY CT                             ORINDA                    CA        94563            0
     4363376569    6154  COLEY AVE                           LAS VEGAS                 NV        89146            0
     4363699440    1569  BENIK ROAD                          LA HABRA HE               CA        90631            0
     4363860950    16694  CALLE DE NANCY                     LOS ANGELES               CA        90272            0
     4363907629    6111  RAYMOND CT                          STOCKTON                  CA        95212            0
     4364019234    3209  VERDUN AVE                          SAN MATEO                 CA        94403            0
     4364019549    7188  SAYRE DR                            OAKLAND                   CA        94611            0
     4364050031    2226  CENTURY HILL                        LOS ANGELES               CA        90067            0
     4364084832    1675  CRESPI LANE                         PEBBLE BEAC               CA        93953            0
     4364086282    550  JERSEY ST                            SAN FRANCIS               CA        94114            0
     4364100240    5418  AVENIDA CUESTA                      ALBUQUERQUE               NM        87111            0
     4364141061    1632  GLIDER CT                           THOUSAND OA               CA        91320            0
     4364191447    6228N 61ST PL                             PARADISE VA               AZ        85253            0
     4364193237    24  MOUNDS ROAD                           SAN MATEO                 CA        94402            0
     4364196768    353  POMONA AVE                           LONG BEACH                CA        90803            0
     4364212516    5450  SUMMERWOOD LANE                     YORBA LINDA               CA        92886            0
     4364275216    1245  PARKVIEW AVE                        PASADENA                  CA        91103            0
     4364281180    3435  EVERGREEN POINT                     MEDINA                    WA        98039            0
     4364297681    2500  SOUTH CT                            PALO ALTO                 CA        94301            0
     4364299026    1645  CHESTNUT ST                         SAN CARLOS                CA        94070            0
     4364376279    470  DUNCAN ST                            SAN FRANCIS               CA        94131            0
     4364394264    4249  FALLSBRAE ROAD                      FALLBROOK                 CA        92028            0
     4364401382    20  ANTONIO CT                            PORTOLA VAL               CA        94028            0
     4364414047    12319  MANNIX ROAD                        SAN DIEGO                 CA        92129            0
     4364415788    1  PRIMROSE                               RANCHO MIRA               CA        92270            0
     4364528861    1810  FULTON ST                           PALO ALTO                 CA        94303            0
     4364548810    3624  INGLEWOOD BLVD                      LOS ANGELES               CA        90066            0
     4364551871    445N FORMOSA AVE                          LOS ANGELES               CA        90036            0
     4364552234    10330  MISSISSIPPI AVE                    LOS ANGELES               CA        90025            0
     4364642001    2524  PALOS VERDES DR                     PALOS VERDE               CA        90274            0
     4364654303    10040E HAPPY VALLEY RO                    SCOTTSDALE                AZ        85255            0
     4364679854    1484  KINER AVE                           SAN JOSE                  CA        95125            0
     4364683757    6734  LOOKOUT BEND                        SAN JOSE                  CA        95120            0
     4364691719    18151  OLD COACH ROAD                     POWAY                     CA        92064            0
     4364706301    2993  HADDINGTON DR                       LOS ANGELES               CA        90064            0
     4364772402    2853  FONDREN DR                          UNIVERSITY                TX        75205            0
     4364776577    27770  HOMESTEAD ROAD                     LAGUNA NIGU               CA        92677            0
     4364789711    959  LOMA VERDE AVE                       PALO ALTO                 CA        94303            0
     4364797953    974  VAN DYKE DR                          LAGUNA BEAC               CA        92651            0
     4364827594    4612  LIBBIT AVE                          (ENCINO ARE               CA        91436            0
     4364903619    122  PALM AVE                             SAN FRANCIS               CA        94118            0
     4364915605    418  BITLERS ROAD                         ZEPHYR COVE               NV        89448            0
     4364936338    101  OCEAN ROAD                           ARCH CAPE                 OR        97102            0
     4365045204    15720  WOODVALE RD                        LOS ANGELES               CA        91436            0
     4365222084    70  CENTURY DR                            MILL VALLEY               CA        94941            0
     4365227125    8101  MEANTMORE AVE                       LAS VEGAS                 NV        89117            0
     4365261595    2040  STRAND RD                           WALNUT CREE               CA        94596            0
     4365273137    1732  WALNUT AVE                          MANHATTAN B               CA        90266            0
     4365298373    71  EMERALD                               IRVINE                    CA        92614            0
     4365307315    7777  STARLIGHT DR                        SAN DIEGO                 CA        92037            0
     4365316670    1480  LAWNDALE RD                         KENWOOD                   CA        95452            0
     4365317512    2855  JACKSON ST                          SAN FRANCIS               CA        94115            0
     4365350240    13110NE246TH AVE                          BRUSH PRAIR               WA        98606            0
     4365510314    239N EUREKA DR                            BIG BEAR LA               CA        92315            0
     4365522137    17  BRANDT DR                             MORAGA                    CA        94556            0
     4365579939    6542  MONTE FUEGO                         RANCHO SANT               CA        92067            0
     4365626581    1640  20TH ST                             SAN FRANCIS               CA        94107            0
     4365760919    3372  MC GRAW LANE                        LAFAYETTE                 CA        94549            0
     4365777889    2665  GLENDOWER AVE                       LOS ANGELES               CA        90027            0
     4365804501    4645  VIA BENDITA                         SANTA BARBA               CA        93110            0
     4365854688    19081  BRASILIA DR                        L.A.(NORTHR               CA        91326            0
     4365866229    5  RUE CHATEAU ROY                        NEWPORT BEA               CA        92660            0
     4365917246    2569  BUTCH DR                            GILROY                    CA        95020            0
     4365920166    1905  HARMIL WAY                          SAN JOSE                  CA        95125            0
     4366033407    1829  CASTLE DR                           PETALUMA                  CA        94954            0
     4366039842    595  TRUMBULL CT                          SUNNYVALE                 CA        94087            0
     4366072124    148  CAMINO PACIFICO                      APTOS                     CA        95003            0
     4366238949    804  SHETLAND ROAD                        LAS VEGAS                 NV        89107            0
     4366309609    28090  HORSESHOE CT                       LOS ALTOS H               CA        94022            0
     4366388165    3245  PANDOREA CT                         PLEASANTON                CA        94588            0
     4366434795    939  14TH ST                              HERMOSA BEA               CA        90254            0
     4366678011    20  CORINTHIAN WALK                       LONG BEACH                CA        90803            0
     4366730168    27  CANYON TERRACE                        NEWPORT BEA               CA        92657            0
     4461697494    555  BACON ST                             SAN FRANCIS               CA        94134            0
     4463078388    438  1/2 WELLESLEY A                      MILL VALLEY               CA        94941            0
     4463262131    650  NYES PL                              LAGUNA BEAC               CA        92651            0
     4463382475    4230  HACKAMORE DR                        RENO                      NV        89509            0
     4463460560    17  SAN GARIN                             IRVINE                    CA        92606            0
     4463535080    10059  OAKLEAF PL                         CUPERTINO                 CA        95014            0
     4463870305    1  WINDSOR                                IRVINE                    CA        92620            0
     4463885170    43622  EXCELSO DR                         FREMONT                   CA        94539            0
     4463991937    1140  FRANKLIN ST                         SANTA MONIC               CA        90403            0
     4464019621    1760  NOMARK CT                           SAN JOSE                  CA        95125            0
     4464021874    2455  EL AMIGO RD                         DEL MAR                   CA        92014            0
     4464050089    23314  COLLINS ST                         LOS ANGELES               CA        91367            0
     4464054289    3402  STAGE COACH DR                      LAFAYETTE                 CA        94549            0
     4464128786    2515  ANACAPA ST                          SANTA BARBA               CA        93105            0
     4464171430    10  SALERMO                               LAGUNA NIGU               CA        92677            0
     4464200601    2570  GREAT HWY                           SAN FRANCIS               CA        94116            0
     4464212739    19131  FOWLER AVE                         SANTA ANA                 CA        92705            0
     4464235086    2946-  2950 CALIFORNIA                    SAN FRANCIS               CA        94115            1
     4464291154    1726  LASUEN ROAD                         SANTA BARBA               CA        93103            0
     4464293879    3775  SHADOW GROVE RO                     PASADENA                  CA        91107            0
     4464363383    14495  FOSBERG ROAD                       LAKE OSWEGO               OR        97035            0
     4464484908    6485  SAN MARCO CIRCL                     LOS ANGELES               CA        90068            0
     4464499807    1  POMEROY RD                             ROSS                      CA        94957            0
     4464510488    8015  KELOK WAY                           CLAYTON                   CA        94517            0
     4464521527    8108  PUESTA DEL SOL                      CARPINTERIA               CA        93013            0
     4464522020    22971  FEMES                              MISSION VIE               CA        92692            0
     4464588427    13737  PINE NEEDLES DR                    DEL MAR                   CA        92014            0
     4464622440    4392  TRIAS ST                            SAN DIEGO                 CA        92103            0
     4464623422    2900  RALSTON AVE                         HILLSBOROUG               CA        94010            0
     4464639923    26001  VIA ARBOLEDA                       SAN JUAN CA               CA        92675            0
     4464690025    1792  COLGATE CIRCLE                      SAN DIEGO (               CA        92037            0
     4464707787    1631  LAS CANOAS RD                       SANTA BARBA               CA        93105            0
     4464744574    130  STIRRUP LANE                         KETCHUM                   ID        83340            0
     4464763855    9229  POINTS DRIVE NE                     BELLEVUE                  WA        98004            0
     4464779422    19440  SINGING HILLS D                    LOS ANGELES               CA        91326            0
     4464793183    33491  PERIWINKLE DR                      DANA POINT                CA        92629            0
     4464840208    9212N FLINT WAY                           PARK CITY                 UT        84098            0
     4464894890    3222  FOSCA ST                            CARLSBAD                  CA        92009            0
     4465054957    2504  MACKAY LANE                         REDONDO BEA               CA        90278            0
     4465055004    3351  CLERENDON RD                        LOS ANGELES               CA        90210            0
     4465060780    345  LINCOLN AVE                          PALO ALTO                 CA        94301            0
     4465062919    748  GREENRIDGE DR                        LA CANADA-F               CA        91011            0
     4465065821    222  OLD OAK LANE                         SIERRA MADR               CA        91024            0
     4465199463    768  CORINIA CT                           ENCINITAS                 CA        92024            0
     4465200287    12874  HARWICK LANE                       SAN DIEGO                 CA        92130            0
     4465229302    2644  HOLLYRIDGE DR                       LOS ANGELES               CA        90068            0
     4465243063    154  OLD ADOBE RD                         LOS GATOS                 CA        95030            0
     4465254557    893  WISCONSIN ST                         SAN FRANCIS               CA        94117            0
     4465259259    235  NATHHORST AVE                        PORTOLA VAL               CA        94028            0
     4465285346    1674  HILL DRIVE                          LOS ANGELES               CA        90041            0
     4465285825    28  AVENIDA DE AZAL                       RANCHO PALO               CA        90275            0
     4465325837    278  SALTAIR AVE                          LOS ANGELES               CA        90049            0
     4465328096    14302  TWIN LAKES CT                      RANCHO SANT               CA        92067            0
     4465373803    11264   MARINE DRIVE                      ANACORTES                 WA        98221            0
     4465406835    750  APTOS RIDGE CIR                      WATSONVILLE               CA        95003            0
     4465436501    47  BAY FOREST DR                         OAKLAND                   CA        94611            0
     4465511964    10222  STONYBROOK DR                      HUNTINGTON                CA        92646            0
     4465518936    1579N CASTLE ROAD                         SONOMA                    CA        95476            0
     4465534032    200  SAPPHIRE ST UNI                      REDONDO BEA               CA        90277            0
     4465536276    1001N SONORA CIRCLE                       ORANGE                    CA        92869            0
     4465576314    1084  SURIAN CT                           SAN JOSE                  CA        95120            0
     4465588301    7158E CABALLO CIRCLE                      PARADISE VA               AZ        85253            0
     4465864207    19616  CLOVERWOOD CIRC                    HUNTINGTON                CA        92648            0
     4465883280    346  JOHNSON AVE                          LOS GATOS                 CA        95032            0
     4465929141    3819  DIVISADERO ST                       SAN FRANCIS               CA        94123            0
     4465934166    8100  TABLE MOUNTAIN                      RYE                       CO        81069            0
     4465939348    2023  ORCHARD LANE                        LA CANADA F               CA        91011            0
     4465962357    87  PIZARRO AVE                           NOVATO                    CA        94949            0
     4465963645    396  ROSE AVE                             MILL VALLEY               CA        94941            0
     4466034883    1066  FULLER DR                           CLAREMONT                 CA        91711            0
     4466040914    11  APPALOOSA LANE                        BELL CANYON               CA        91307            0
     4466103589    7344N 22ND PL                             PHOENIX                   AZ        85020            0
     4466361187    918  14TH AVE E                           SEATTLE                   WA        98112            0
     4466563675    5158  EASTVIEW DR                         STOCKTON                  CA        95212            0
     4466616176    5335  FISHER ISLAND D                     MIAMI                     FL        33109            0
     4561328065    4730  CHAPEL HILL ROA                     DALLAS                    TX        75214            0
     4561508674    10299N 107TH ST                           SCOTTSDALE                AZ        85258            0
     4562297012    550  PUUIKENA DR                          HONOLULU                  HI        96821            0
     4562319964    1544  OVERLAND DR                         SAN MATEO                 CA        94403            0
     4563082702    204W BALTIMORE AVE                        LARKSPUR                  CA        94939            0
     4563365404    2441  SCHUBERT AVE                        SAN JOSE                  CA        95124            0
     4563372491    64  QUAIL RUN ROAD                        HENDERSON                 NV        89014            0
     4563382243    2620  HOLCOMB LANE                        RENO                      NV        89511            0
     4563529025    2311  ROSCOMARE RD                        LOS ANGELES               CA        90077            0
     4563688086    28  VERNON                                NEWPORT COA               CA        92657            0
     4563743964    101  SERRA CT                             LOS GATOS                 CA        95032            0
     4563793100    25801  MAPLE VIEW DR                      LAGUNA HILL               CA        92653            0
     4563869223    782  GLENMERE WY                          REDWOOD CIT               CA        94062            0
     4563907445    7493E STATE RTE 12                        LODI                      CA        95240            0
     4563990102    228  4TH ST                               MANHATTAN B               CA        90266            0
     4564052746    9827  BURGEN AVE                          LOS ANGELES               CA        90034            0
     4564085019    120  NEWTON DR                            BURLINGAME                CA        94010            0
     4564137299    18631  AMBROSE LANE                       HUNTINGTON                CA        92648            0
     4564144923    14350  DOUGLASS LANE                      SARATOGA                  CA        95070            0
     4564146373    MSSN  ST 3RD NW OF 11                     CARMEL                    CA        93921            0
     4564153528    2469  AVENIDA DE LA P                     SAN DIEGO                 CA        92037            0
     4564206508    18035  SKYLINE BLVD                       LOS GATOS                 CA        95030            0
     4564235473    4174  EMERSON DR                          LIVERMORE                 CA        94550            0
     4564235952    41  CHARLES HILL CI                       ORINDA                    CA        94563            0
     4564297051    426  E. STRAWBERRY D                      MILL VALLEY               CA        94941            0
     4564381145    3102  BIRD ROCK RD                        PEBBLE BEAC               CA        93953            0
     4564396523    6  MONTEREY                               IRVINE                    CA        92612            0
     4564401232    3008  ALCAZAR DR                          BURLINGAME                CA        94010            0
     4564487389    1911  MANNING AVE                         LOS ANGELES               CA        90025            0
     4564510115    2125  HARVEST PL                          LIVERMORE                 CA        94550            0
     4564528711    157  BACK ROAD                            LA HONDA                  CA        94020            0
     4564530659    1975  CORBETT HIGHLAN                     ARROYO GRAN               CA        93420            0
     4564588954    9  ROSE CT                                SAUSALITO                 CA        94965            0
     4564631887    719  CRESCENT AVE                         SAN MATEO                 CA        94402            0
     4564641159    126  EAGLE DR                             BIG BEAR LA               CA        92315            0
     4564641944    29179  GRAYFOX ST                         MALIBU                    CA        90265            0
     4564707869    22182  WESTCLIFF                          MISSION VIE               CA        92692            0
     4564746131    8048SWEDGEWATER WEST                      WILSONVILLE               OR        97070            0
     4564776872    4419  ROMA CT                             LOS ANGELES               CA        90292            0
     4564787432    1  GOLDEN GATE AVE                        BELVEDERE                 CA        94920            0
     4564793604    1435  CERRITOS DR                         LAGUNA BEAC               CA        92651            0
     4564829713    1015  AVONDALE RD                         SAN MARINO                CA        91108            0
     4564832949    10  ENCINO AVE                            CAMARILLO                 CA        93010            0
     4564903575    43468  LAUREL GLEN COM                    FREMONT                   CA        94539            0
     4565012442    640  PANORAMIC WAY                        OAKLAND                   CA        94704            0
     4565044668    999  GREENLEAF CANYO                      TOPANGA ARE               CA        90290            0
     4565047570    12  BERNAY                                LAGUNA NIGU               CA        92677            0
     4565057942    2630  CYPRESS POINT                       TUSTIN                    CA        92782            0
     4565060698    555  LAUREL AVE                           SAN MATEO                 CA        94401            0
     4565061225    709  MELISSA CT                           SAN MATEO                 CA        94402            0
     4565062173    330  SHERMAN ROAD                         SANTA BARBA               CA        93103            0
     4565094424    14870  MEEKER LANE                        COLORADO SP               CO        80921            0
     4565159367    15  WILDFLOWER DR                         CORTE MADER               CA        94925            0
     4565159847    688  SILVER AVE                           HALF MOON B               CA        94019            0
     4565219328    5929  WEIMAR AVE                          SAN JOSE                  CA        95120            0
     4565253343    755  TENNESSEE ST                         SAN FRANCIS               CA        94107            0
     4565261890    133  CALIFORNIA AVE                       MILL VALLEY               CA        94941            0
     4565314566    8  GALLAGHER ST                           SAN FRANCIS               CA        94103            0
     4565315233    6309  PASO LOS CERRIT                     SAN JOSE                  CA        95120            0
     4565318450    1402  MACKAY LANE                         REDONDO BEA               CA        90278            0
     4565318591    122N CITRUS AVE                           LOS ANGELES               CA        90036            0
     4565323641    1004  9TH ST                              HERMOSA BEA               CA        90254            0
     4565438829    1216  CABRILLO AVE                        BURLINGAME                CA        94010            0
     4565504588    1  CHAMPLAIN                              IRVINE                    CA        92620            0
     4565527613    392  BAY RIDGE DR                         DALY CITY                 CA        94014            0
     4565580265    75064  GLENEAGLES CIRC                    INDIAN WELL               CA        92210            0
     4565611672    3156N BEACHWOOD DR                        LOS ANGELES               CA        90068            0
     4565627108    19  HANCOCK ST                            SAN FRANCIS               CA        94114            0
     4565658483    343   MAPLE ST                            SAN FRANCIS               CA        94118            0
     4565686054    16456  ENGLEWOOD AVE                      LOS GATOS                 CA        95032            0
     4565729599    43  LAKE CREEK DR                         BLAINE COUN               ID        83340            0
     4565754423    3059  SANDSTONE ROAD                      ALAMO                     CA        94507            0
     4565786649    35145  BEACH RD                           DANA POINT                CA        92624            0
     4565852607    726  BARNESON AVE                         SAN MATEO                 CA        94402            0
     4565867647    1107 &  1107 1/2 N.BAY                    NEWPORT BEA               CA        92662            0
     4565916113    970  WILDCAT CANYON                       BERKELEY                  CA        94708            0
     4566034031    1296  HAGEN ROAD                          NAPA                      CA        94558            0
     4566035293    23  VISTA CT                              SO SAN FRAN               CA        94080            0
     4566042307    784  ALDERDALE CT                         THOUSAND OA               CA        91320            0
     4566238590    608  VIA LINDA CT                         LAS VEGAS                 NV        89134            0
     4566283968    14  DEER OAKS DR                          PLEASANTON                CA        94588            0
     4566323830    773  RAYMUNDO AVE                         LOS ALTOS                 CA        94024            0
     4566352045    3103  FAIRWEATHER PL                      BELLEVUE                  WA        98004            0
     4566373736    10  ANONDALE                              NEWPORT BEA               CA        92660            0
     4566509503    30521  MIRALESTE DR                       RANCHO PALO               CA        90275            0
     4566728970    2  BLACKBURN                              DOVE CANYON               CA        92679            0
     4660937071    3039  DANNYHILL DR                        LOS ANGELES               CA        90064            0
     4660985351    3321  VINTAGE DRIVE                       ROUND ROCK                TX        78664            0
     4661038630    7  CAMBRIA DR                             NEWPORT BEA               CA        92625            0
     4663299669    2255  PALMER DR                           LAKE HAVASU               AZ        86406            0
     4663359760    555  MADELINE DR                          PASADENA                  CA        91105            0
     4663547711    25152SWPETES MOUNTAIN                     WEST LINN                 OR        97068            0
     4663650267    49  BRIAR HOLLOW LA                       HOUSTON                   TX        77027            1
     4663860999    16746   VIA LA COSTA                      PACIFIC PAS               CA        90272            0
     4663891952    2656NW128TH CT                            PORTLAND                  OR        97229            0
     4663908814    638W OAK AVE                              EL SEGUNDO                CA        90245            0
     4663984328    5485  CAMINO VISTA                        YORBA LINDA               CA        92887            0
     4663998385    6  DIABLO CIRCLE                          LAFAYETTE                 CA        94549            0
     4664022987    537  COLUMBIA CREEK                       SAN RAMON                 CA        94583            0
     4664030949    124  WORCESTER LOOP                       LOS GATOS                 CA        95032            0
     4664040047    10150  CITATION CT NE                     BAINBRIDGE                WA        98110            0
     4664113901    172  ELM AVENUE                           BURLINGAME                CA        94010            0
     4664297753    208  BLOOMFIELD RD                        BURLINGAME                CA        94010            0
     4664363852    2958SWFAIRMOUNT BLVD                      PORTLAND                  OR        97201            0
     4664398700    434  SANTA DOMINGA                        SOLANA BEAC               CA        92075            0
     4664401314    899  EL PINTADO                           DANVILLE                  CA        94526            0
     4664406941    11731  FOLKSTONE LANE                     LOS ANGELES               CA        90077            0
     4664487636    1560  RUHLAND AVE                         MANHATTAN B               CA        90266            0
     4664509488    2318  32ND AVE                            SAN FRANCIS               CA        94116            0
     4664521038    2001N HOBART BLVD                         LOS ANGELES               CA        90027            0
     4664524560    1348  OPAL ST                             SAN DIEGO                 CA        92109            0
     4664569276    10242S CAMDEN CIRCLE                      VILLA PARK                CA        92861            0
     4664588557    448  ALVARADO ST                          SAN FRANCIS               CA        94114            0
     4664626464    75  SHELFORD AVENUE                       SAN CARLOS                CA        94070            0
     4664638311    215N PALM DR                              BEVERLY HIL               CA        90210            0
     4664652072    4910  BROOKBURN DR                        SAN DIEGO                 CA        92130            0
     4664676196    29934  CUTHBERT ROAD                      MALIBU                    CA        90265            0
     4664681691    7  WHITEHOLLOW                            COTO DE CAZ               CA        92679            0
     4664690460    8422  PRESTWICK DR                        SAN DIEGO                 CA        92037            0
     4664706340    25  CHENILE                               IRVINE                    CA        92614            0
     4664783760    19440  HALSTED ST                         LOS ANGELES               CA        91324            0
     4664828334    2508  CAMINITO LA PAZ                     SAN DIEGO                 CA        92037            0
     4664829597    131  44TH ST                              MANHATTAN B               CA        90266            0
     4665009918    31316  LOBO CANYON RD                     AGOURA HILL               CA        91301            0
     4665010569    621  MORSE ST                             SAN JOSE                  CA        95126            0
     4665017051    8920NE10TH ST                             BELLEVUE                  WA        98004            0
     4665057859    441-A  DAHLIA AVE                         NEWPORT BEA               CA        92625            0
     4665064046    6135  ACACIA AVE                          OAKLAND                   CA        94618            0
     4665193464    23616N 80TH WAY                           SCOTTSDALE                AZ        85255            0
     4665272193    75  FOURTEENTH ST                         ATLANTA                   GA        30309            0
     4665285955    2  RELAMPAGO                              RANCHO SNTA               CA        92688            0
     4665296036    1800  AGNES ROAD                          MANHATTAN B               CA        90266            0
     4665314813    31  CREEKSIDE DR                          SAN RAFAEL                CA        94903            0
     4665324671    28  LYNDHURST                             NEWPORT BEA               CA        92660            0
     4665380434    1315  7TH STREET WEST                     KIRKLAND                  WA        98033            0
     4665403095    3228  FINCH DR                            SAN JOSE                  CA        95117            0
     4665405702    16751  LOMA AVE                           LOS GATOS                 CA        95032            0
     4665410728    6314NE151ST                               BOTHELL                   WA        98011            0
     4665515674    1622  LOMA ST                             SANTA BARBA               CA        93103            0
     4665620839    403  MAIN ST                              SAN FRANCIS               CA        94105            0
     4665690519    73117  BEL AIR RD                         PALM DESERT               CA        92260            0
     4665839983    30  ALAMO LANE                            ALAMO                     CA        94507            0
     4665867380    1101  VIA MIL CUMBRES                     SOLANA BEAC               CA        92075            0
     4665962207    1641  18TH ST                             SAN FRANCIS               CA        94107            0
     4666032299    760  KATHERINE LANE                       ARCADIA                   CA        91006            0
     4666050622    1730  GUINDA ST                           PALO ALTO                 CA        94303            0
     4666067006    3434  TERRA LINDA DR                      SANTA ROSA                CA        95404            0
     4666173390    318  HOFFMAN AVE                          SAN FRANCIS               CA        94114            0
     4666374006    17041  BOLERO LANE                        HUNTINGTON                CA        92649            0
     4710531320    12426N 116TH ST                           SCOTTSDALE                AZ        85259            0
     4760939902    3658  EDDINGHAM AVE                       CALABASAS                 CA        91302            0
     4763082668    4  WILDFLOWER DR                          CORTE MADER               CA        94925            0
     4763616325    2053  LOUISE LANE                         LOS ALTOS                 CA        94024            0
     4763890433    8208S HANGMAN VALLEY                      SPOKANE                   WA        99224            0
     4763910496    4428  DENSMORE AVE                        LOS ANGELES               CA        91436            0
     4763959121    13616  ELENA GALLEGOS                     ALBUQUERQUE               NM        87111            0
     4763983733    50520  VISTA MONTANA R                    LA QUINTA                 CA        92253            0
     4764025831    11836SWASPEN RIDGE DR                     TIGARD                    OR        97224            0
     4764053403    890  REGENT CT                            SAN CARLOS                CA        94070            0
     4764056596    759S MONROE                               SAN JOSE                  CA        95128            0
     4764064558    821N ROXBURY DR                           BEVERLY HIL               CA        90210            0
     4764128239    1329  OAK GROVE PL                        THOUSAND OA               CA        91362            0
     4764141976    19758  MARIPOSA CREEK                     NORTHRIDGE                CA        91326            0
     4764200814    1595  CREEK DR                            SAN JOSE                  CA        95125            0
     4764299287    1757  HAMPTON AVE                         REDWOOD CIT               CA        94061            0
     4764377547    824  FEATHER RIVER S                      DANVILLE                  CA        94506            0
     4764497600    2377  BUSH ST                             SAN FRANCIS               CA        94115            0
     4764512341    2602  PRINDLE ROAD                        BELMONT                   CA        94002            0
     4764528537    863  CHESTERTON AVE                       REDWOOD CIT               CA        94061            0
     4764552529    2524  WASHINGTON AVEN                     SANTA MONIC               CA        90403            0
     4764572899    2312  WASHINGTON AVE                      SANTA MONIC               CA        90403            0
     4764575975    11499  BELLAGIO ROAD                      LOS ANGELES               CA        90049            0
     4764631877    2743  GOUGH ST                            SAN FRANCIS               CA        94123            0
     4764641009    1213  VISCAINO RD                         SANTA BARBA               CA        93103            0
     4764679496    2449  HALLMARK DR                         BELMONT                   CA        94002            0
     4764690998    13056  SEAGROVE ST                        SAN DIEGO                 CA        92130            0
     4764705929    4055  KRAFT AVE                           LOS ANGELES               CA        91604            0
     4764746121    19700NWADCOCK ROAD                        YAMHILL                   OR        97148            0
     4764783843    2716  HIGHLAND AVE                        MANHATTAN B               CA        90266            0
     4764784171    65  MT. LASSEN DR                         SAN RAFAEL                CA        94903            0
     4764784486    3737  JACKSON ST                          SAN FRANCIS               CA        94118            0
     4764785947    51  MADRONE PARK CI                       MILL VALLEY               CA        94941            0
     4764797595    35  PARREMO DR                            MISSION VIE               CA        92692            0
     4764797769    28471  CAMINO LA RONDA                    SAN JUAN CA               CA        92675            0
     4764825818    2925  DEEP CANYON DR                      LOS ANGELES               CA        90210            0
     4764897114    1125  SKYLARK DR                          SAN DIEGO (               CA        92037            0
     4764916674    943  DORCEY DR                            INCLINE VIL               NV        89451            0
     4765004470    12567  FREDERICKSBURG                     SARATOGA                  CA        95070            0
     4765062338    1512  MENTA LANE                          CAMARILLO                 CA        93010            0
     4765067659    578  GRANITE HILLS S                      SIMI VALLEY               CA        93065            0
     4765096658    10401N 100TH ST                           SCOTTSDALE                AZ        85258            0
     4765110301    6824E HUMMINGBIRD LAN                     PARADISE VA               AZ        85253            0
     4765112851    3431E CHEROKEE STREET                     PHOENIX                   AZ        85044            0
     4765182367    25416  EMPTY SADDLE DR                    LAGUNA HILL               CA        92653            0
     4765220308    3016  BRITTAN AVE                         SAN CARLOS                CA        94070            0
     4765245685    112  SIERRA LINDA                         LOS GATOS                 CA        95032            0
     4765251857    3  LONGFELLOW LANE                        HOUSTON                   TX        77005            0
     4765256245    1350  WATERTROUGH RD                      SEBASTOPOL                CA        95472            0
     4765284916    3429  LA SELVA PLACE                      PALOS VERDE               CA        90274            0
     4765316650    448  MATTHEW CT                           PLEASANTON                CA        94566            0
     4765316791    12100  NATOMA CT                          SARATOGA                  CA        95070            0
     4765326683    5102  VIA EL SERENO                       TORRANCE                  CA        90505            0
     4765440617    15427  HUME DR                            SARATOGA                  CA        95070            0
     4765531472    3896  FRANKLIN AVE                        LOS ANGELES               CA        90027            0
     4765686979    13935  VISTA REGINA                       SARATOGA                  CA        95070            0
     4765786290    3827  CASTLEROCK RD                       MALIBU AREA               CA        90265            0
     4765841418    602  30TH AVE                             SAN MATEO                 CA        94403            0
     4765852084    1909E PUENTE ST                           SAN DIMAS                 CA        91724            0
     4765895174    16440  VIA A LA CASA                      (RANCHO SAN               CA        92067            0
     4765895208    1695  NEALE ST                            SAN DIEGO                 CA        92103            0
     4765897584    409N GRANADOS AVE                         SOLANA BEAC               CA        92075            0
     4766070629    3043  MCGARVEY AVE                        REDWOOD CIT               CA        94061            0
     4766102539    6054  CLAYTON VIEW LA                     CLAYTON                   CA        94517            0
     4766240867    212  SATIN MIST CT                        LAS VEGAS                 NV        89134            0
     4766370813    1729  MILTON ST                           REDWOOD CIT               CA        94061            0
     4766505608    436  POR LA MAR CIRC                      SANTA BARBA               CA        93103            0
     4766506242    20  BRENTANO DR                           COTO DE CAZ               CA        92679            0
     4766681227    501  26TH AVE                             SAN MATEO                 CA        94403            0
     4766740965    211  EDGEWOOD AVE                         SAN FRANCIS               CA        94117            0
     4766743423    9911  SUNDERLAND ST                       SANTA ANA                 CA        92705            0
     4863785186    152E CREEK DR                             MENLO PARK                CA        94025            0
     4863991917    612  THE STRAND                           HERMOSA BEA               CA        90254            0
     4863999662    1171  BUCKINGHAM DR                       LOS ALTOS                 CA        94024            0
     4864049418    12090  SUMMIT CIRCLE                      LOS ANGELES               CA        90210            0
     4864056223    24183  HILLVIEW RD                        LOS ALTOS H               CA        94022            0
     4864063039    23301  PALM CANYON LAN                    MALIBU (ARE               CA        90265            0
     4864085057    753  CORANADO LANE                        FOSTER CITY               CA        94404            0
     4864151800    2350SWTURNER ROAD                         WEST LINN                 OR        97068            0
     4864153251    1112  DEL VERDE CT                        THOUSAND OA               CA        91320            0
     4864170578    4614  GREEN MEADOWS A                     TORRANCE                  CA        90505            0
     4864172194    721E GRINNELL DR                          BURBANK                   CA        91501            0
     4864203296    47  EMPTY SADDLE RO                       ROLLING HIL               CA        90274            0
     4864303740    404  SAN ANTONIO AVE                      SAN DIEGO                 CA        92106            0
     4864376951    1504  FOSTER CT                           SAN JOSE                  CA        95120            1
     4864397718    753  LEWIS WAY                            NAPA                      CA        94559            0
     4864400157    29200  WAGON RD                           AGOURA HILL               CA        91301            0
     4864461548    5757  LINEA DEL CIELO                     RANCHO SANT               CA        92067            0
     4864493939    629  SAN BENITO AVE                       LOS GATOS                 CA        95030            0
     4864496676    822  NEWHALL RD                           BURLINGAME                CA        94010            0
     4864498292    11811  OJAI-SANTA PAUL                    OJAI                      CA        93023            0
     4864527017    34300  LANTERN BAY DR                     DANA POINT                CA        92629            0
     4864571684    27830  BEN NEVIS WAY                      YORBA LINDA               CA        92887            0
     4864574316    1324  NOE ST                              SAN FRANCIS               CA        94131            0
     4864588688    16201  JACARANDA WAY                      LOS GATOS                 CA        95032            0
     4864642824    7  SINGLETREE LANE                        ROLLING HIL               CA        90274            0
     4864699667    1501  ANITA LANE                          NEWPORT BEA               CA        92660            0
     4864747466    534  BROADWAY BLVD                        KETCHUM                   ID        83340            0
     4864767415    3425  122ND PL NE                         BELLEVUE                  WA        98005            0
     4864776804    12004  BRIARVALE LANE                     LOS ANGELES               CA        91604            0
     4864788932    55  NURSERY WAY                           SOUTH SAN F               CA        94403            0
     4864797701    7  HIGH BLUFF                             LAGUNA NIGU               CA        92677            0
     4864834777    5211E ORCHID LANE                         PARADISE VA               AZ        85253            0
     4864904620    8433  BEL VIEW CT                         EL CERRITO                CA        94530            0
     4864963915    33811  DONEGAL LANE                       SAN JUAN CA               CA        92675            0
     4864964558    2539  CLAY ST                             SAN FRANCIS               CA        94115            0
     4864972031    4707  BEACH DR SW                         SEATTLE                   WA        98116            0
     4865011532    1398  GALANTI CT                          PLEASANTON                CA        94566            0
     4865042941    34  AMY DR                                SAN MATEO                 CA        94403            0
     4865065462    2410  31ST ST                             SANTA MONIC               CA        90405            0
     4865069522    120  OCEAN PARK BLVD                      SANTA MONIC               CA        90405            0
     4865070173    19921  ANGUS CT                           SARATOGA                  CA        95070            0
     4865070207    2322  MARCA PL                            CARLSBAD                  CA        92009            0
     4865075529    15  CENTAURUS                             IRVINE                    CA        92612            0
     4865098976    15  CRANE DR                              SAN ANSELMO               CA        94960            0
     4865215950    4019  EAGLE NEST LANE                     DANVILLE                  CA        94506            0
     4865232658    29129  FIRTHRIDGE RD                      RANCHO PALO               CA        90275            0
     4865255824    825  LA CROSSE CT                         SUNNYVALE                 CA        94087            0
     4865256772    11  BIRCHWOOD PL                          MORAGA                    CA        94556            0
     4865283222    60  VILLAGE CIRCLE                        MANHATTAN B               CA        90266            0
     4865286449    1131  TIMBERLINE LANE                     SANTA ANA A               CA        92705            0
     4865314324    1810  SPERRING RD                         SONOMA                    CA        95476            0
     4865322392    28222  TRAILRIDERS DR                     RANCHO PALO               CA        90275            0
     4865325643    545  CRAIG RD                             HILLSBOROUG               CA        94010            0
     4865325783    2217  KIRSTEN LEE DR                      WESTLAKE VI               CA        91361            0
     4865326005    241  CARROLL CANAL                        LOS ANGELES               CA        90291            0
     4865335360    11731  PETENWELL RD                       SAN DIEGO                 CA        92131            0
     4865337770    2928  SOMBRERO CIRCLE                     SAN RAMON                 CA        94583            0
     4865470787    808  PIEDMONT WAY                         REDWOOD CIT               CA        94062            0
     4865513420    4135  MARIPOSA DR                         SANTA BARBA               CA        93110            0
     4865514378    102  IVY DR                               ROSS                      CA        94957            0
     4865578530    5132  WINDSOR DR                          SAN DIEGO                 CA        92109            0
     4865581930    14  CROMWELL CT                           RANCHO MIRA               CA        92270            0
     4865612073    101S FORMOSA AVE                          LOS ANGELES               CA        90036            0
     4865640264    42  ARBUSTO                               IRVINE                    CA        92606            0
     4865642989    25371NEBUTTEVILLE ROAD                    AURORA                    OR        97002            0
     4865663126    271  NICE CT                              REDWOOD CIT               CA        94065            0
     4865669115    7014  PACIFIC VIEW DR                     LOS ANGELES               CA        90068            0
     4865777322    5354  OCEAN VIEW BLVD                     LA CANADA F               CA        91011            0
     4865792230    6300E KEIM DR                             PARADISE VA               AZ        85253            0
     4865858809    6126  VIA REGLA                           SAN DIEGO                 CA        92122            0
     4865860607    4856  VISTA ARROYO                        LA MESA                   CA        91941            0
     4865924114    837  22ND ST                              SANTA MONIC               CA        90403            0
     4865924874    1147  20TH ST                             MANHATTAN B               CA        90266            0
     4865933479    510  LAKE STREET SOU                      KIRKLAND                  WA        98033            0
     4865955183    230  HACIENDA DR                          ARCADIA                   CA        91006            0
     4865961975    465E MAC ARTHUR ST                        SONOMA                    CA        95476            0
     4866034418    2829  TROUSDALE DR                        BURLINGAME                CA        94010            0
     4866134523    130  N SILVER SHOALS                      PISMO BEACH               CA        93449            0
     4866188313    3569  SUNNYDAYS LANE                      SANTA CLARA               CA        95051            0
     4866285481    210  ROSILIE ST                           SAN MATEO                 CA        94403            0
     4866321807    423  SEACLIFF DR                          APTOS                     CA        95003            0
     4866428990    27551  BOOTHILL CT                        LAGUNA HILL               CA        92653            0
     4866540653    10505  CAMARILLO ST                       LOS ANGELES               CA        91602            0
     4866676119    380N BAYSIDE DR                           LONG BEACH                CA        90803            0
     4960933424    1106  POTOMAC DRIVE                       HOUSTON                   TX        77057            0
     4963080249    231  DUNCAN ST                            SAN FRANCIS               CA        94131            0
     4963684826    3490  NEVES WAY                           SAN JOSE                  CA        95127            0
     4963892353    22855SWENO PL                             TUALATIN                  OR        97062            0
     4963908852    500  COLUMBIA ST                          SOUTH PASAD               CA        91030            0
     4963985173    25522  NELLIE GAIL ROA                    LAGUNA HILL               CA        92653            0
     4963992328    2205  WALNUT AVE                          MANHATTAN B               CA        90266            0
     4963992948    1650  MELWOOD DR                          GLENDALE                  CA        91207            0
     4964114138    331  DUNEMERE DR                          SAN DIEGO (               CA        92037            0
     4964132437    10380  WILSHIRE BLVD                      LOS ANGELES               CA        90024            0
     4964193488    311  MARICH WAY                           LOS ALTOS                 CA        94022            0
     4964198834    1145  SAN MATEO DR                        MENLO PARK                CA        94025            0
     4964234647    806  DE VOTO ST                           MOUNTAIN VI               CA        94041            0
     4964235768    4910W LAKE BLVD                           HOMEWOOD                  CA        96141            0
     4964364733    57976  TOKATEE LANE                       SUNRIVER                  OR        97707            0
     4964397006    4700  SURREY DR                           NEWPORT BEA               CA        92625            0
     4964495156    3942  WOODCREEK LANE                      SAN JOSE                  CA        95117            0
     4964526562    2683  COSTEBELLE DR                       SAN DIEGO                 CA        92037            0
     4964569653    11  HILLSBOROUGH                          NEWPORT BEA               CA        92660            0
     4964570503    558  FAIRVIEW AVE                         MILL VALLEY               CA        94941            0
     4964571287    1600  ADDISON ROAD                        PALOS VERDE               CA        90274            0
     4964575205    591  BUSCH PL                             PASADENA                  CA        91105            0
     4964588315    2130  CEDAR AVE                           SAN CARLOS                CA        94070            0
     4964593331    6  SARATOGA                               DOVE CANYON               CA        92679            0
     4964622643    79115  VIA SAN CLARA                      LA QUINTA                 CA        92253            0
     4964640322    4688  WHITE OAK AVE                       LOS ANGELES               CA        91316            0
     4964676268    8523  OAK PARK AVE                        LOS ANGELES               CA        91325            0
     4964707840    3620  MAPLE AVE                           MANHATTAN B               CA        90266            0
     4964720967    1527  PACIFIC AVE                         SAN FRANCIS               CA        94109            0
     4964794368    5142  PARKWAY CALABAS                     CALABASAS                 CA        91302            0
     4964796017    3791  QUAIL RIDGE ROA                     LAFAYETTE                 CA        94549            0
     4964800702    520  SILHOUETTE WAY                       MONUMENT                  CO        80132            0
     4964906947    1990  GREEN ST                            SAN FRANCIS               CA        94123            0
     4964916359    576  BUCHANAN RD                          STATELINE                 NV        89449            0
     4964947933    119  CUMBERLAND ROAD                      GLENDALE                  CA        91202            0
     4965009162    320  PARK AVE                             SAN CARLOS                CA        94070            0
     4965060199    32  SNECKNER CT                           MENLO PARK                CA        94025            0
     4965060983    1487  LEWISTON DR                         SUNNYVALE                 CA        94086            0
     4965065370    11719  EL CERRO LANE                      LOS ANGELES               CA        91604            0
     4965159207    99  6TH AVE                               SAN FRANCIS               CA        94118            0
     4965197082    9420N INDIGO HILL DR                      FOUNTAIN HI               AZ        85268            0
     4965201157    5133  SEAGROVE CT                         SAN DIEGO                 CA        92130            0
     4965232392    17  MAHOGANY DR                           IRVINE                    CA        92620            0
     4965283924    21  CLEAR VISTA DR                        ROLLING HIL               CA        90274            0
     4965284088    2754  MONTE MAR TERRA                     LOS ANGELES               CA        90064            0
     4965285713    4012  DIXIE CANYON AV                     LOS ANGELES               CA        91423            0
     4965303987    115  TOBIN CLARK DR                       HILLSBOROUG               CA        94010            0
     4965324264    138  MANHATTAN AVE                        HERMOSA BEA               CA        90254            0
     4965355987    471  JACARANDA WAY                        SUNNYVALE                 CA        94086            0
     4965405600    704  BERKSHIRE PL                         MILPITAS                  CA        95035            0
     4965510730    4812  MACAFEE ROAD                        TORRANCE                  CA        90505            0
     4965522693    636  SANTIAGO AVE                         LONG BEACH                CA        90814            0
     4965574389    1057  MARIGOLD CT                         SUNNYVALE                 CA        94086            0
     4965620901    2809  TIBURON WAY                         BURLINGAME                CA        94010            0
     4965663174    4475  24TH ST                             SAN FRANCIS               CA        94114            0
     4965756333    291  LA CUESTA DR                         MENLO PARK                CA        94028            0
     4965855010    915  FISKE ST                             LOS ANGELES               CA        90272            0
     4965856927    20385  ESPANA CT                          SALINAS                   CA        93908            0
     4965894498    647  SOUTH ALICIA WA                      ANAHEIM                   CA        90620            0
     4965896931    7  LAKE HELIX DR                          LA MESA                   CA        91941            0
     4966033039    625  SAN JOSE AVE                         SAN FRANCIS               CA        94110            0
     4966286850    2393  BAY VIEW AVE                        CARMEL                    CA        93923            0
     4966344683    1310  CREEKWOOD DRIVE                     GARLAND                   TX        75044            0
     4966387633    251  VALENCIA AVE                         EL GRANADA                CA        94019            0
     4966616544    5809  PADRE ROBERTO R                     ALBUQUERQUE               NM        87107            0
     5000033901    10221E BROADVIEW DR                       BAY HARBOR                FL        33154            0
     5000034412    41240  STUMPTOWN RD                       LEESBURG                  VA        20176            0
     5000046606    412  SUMMER MESA DR                       LAS VEGAS                 NV        89134            0
     5000046804    1705  CORTA BELLA DR                      LAS VEGAS                 NV        89134            0
     5000048073    8353N 82ND PL                             SCOTTSDALE                AZ        85258            0
     5000050574    11096E KAREN DR                           SCOTTSDALE                AZ        85259            0
     5000055011    40  RANCHO MANOR DR                       RENO                      NV        89509            0
     5000065556    1439  RUTHERFORD DR                       PASADENA                  CA        91103            0
     5000066463    12307  DEWEY ST                           LOS ANGELES               CA        90066            0
     5000069574    212  CANON DR                             SANTA BARBA               CA        93105            0
     5000086289    217  MIRAMONTES AVE                       HALF MOON B               CA        94019            0
     5000090968    10768NECOUNTRY CLUB RO                    BAINBRIDGE                WA        98110            0
     5000094549    2100  HIDDEN OAK DR                       DANVILLE                  CA        94506            0
     5000113083    5035  BEACH ST NE                         PRIOR LAKE                MN        55372            0
     5000114834    117  PORTLAND AVE                         MINNEAPOLIS               MN        55401            0
     5000115609    1800  FREMONT AVE S                       MINNEAPOLIS               MN        55403            0
     5000119585    2941  CHABOT DRIVE                        SAN BRUNO                 CA        94066            0
     5000119999    160  SAN BUENAVENTUR                      SAN FRANCIS               CA        94127            0
     5000120187    59  BRIGHTON AVE                          BOLINAS                   CA        94924            0
     5000124650    9575  NORMANDY WAY                        CYPRESS                   CA        90630            0
     5000126564    345W PALM DR                              ARCADIA                   CA        91007            0
     5000126796    2620  CAMINO DEL SOL                      FULLERTON                 CA        92833            0
     5000126960    3121  TOULON                              LAGUNA NIGU               CA        92677            0
     5000129428    16755  LITTLEFIELD LAN                    LOS GATOS                 CA        95032            0
     5000129832    24725  LOWER TRAIL                        CARMEL                    CA        93923            0
     5000132802    41657  COVINGTON DR                       FREMONT                   CA        94539            0
     5000156173    20365  VIA TARRAGONA                      YORBA LINDA               CA        92687            0
     5000162676    1027  BOUNDARY PL                         MANHATTAN B               CA        90266            0
     5000162684    77245  LOMA VISTA                         LA QUINTA                 CA        92253            0
     5000164250    28521  SHRIKE DR                          LAGUNA NIGU               CA        92677            0
     5000164755    1986  LINWOOD ST                          SAN DIEGO                 CA        92110            0
     5000175702    3615  BUCHANAN ST                         SAN FRANCIS               CA        94123            2
     5000178631    18  PERALTA AVE                           LOS GATOS                 CA        95030            0
     5000185149    10555  CLARKSON ROAD                      LOS ANGELES               CA        90064            0
     5000189539    2419  LOS AMIGOS ST                       LA CRESCENT               CA        91214            0
     5000199728    1650  MYERS PARK DR                       CHARLOTTE                 NC        28211            0
     5000202696    7850  VILLA D'ESTE WA                     DELRAY BEAC               FL        33446            0
     5000234327    2447  ROYAL OAKS DR                       ALAMO                     CA        94507            0
     5000234640    18091  RODEO DR                           CLEMENTS                  CA        95240            0
     5000235944    40  LIVE OAK LANE                         HILLSBOROUG               CA        94010            0
     5000236298    725  GARLAND DR                           PALO ALTO                 CA        94303            0
     5000236439    3856N LAKE BLVD                           CARNELIAN B               CA        96140            0
     5000242346    703  SPRING ST                            SANTA CRUZ                CA        95060            0
     5000242551    22701NE57TH CT                            REDMOND                   WA        98053            0
     5000245141    1062  CROSSWIND CT                        SAN JOSE                  CA        95120            0
     5000250604    358W NAOMI AVE                            ARCADIA                   CA        91007            0
     5000251545    668  33RD ST                              MANHATTAN B               CA        90266            0
     5000252766    6225NE50TH STREET                         OTIS                      OR        97368            0
     5000254168    42S SIXTEENTH ST                          SAN JOSE                  CA        95112            0
     5000254200    1734  FULTON ST                           PALO ALTO                 CA        94301            0
     5000254861    12228  VIA ARLINE                         LOS ALTOS H               CA        94022            0
     5000260611    5936  SPINNAKER BAY D                     LONG BEACH                CA        90803            0
     5000262948    1220  RIDGEWOOD DR                        MILLBRAE                  CA        94030            0
     5000265131    16297  ROBIE LANE                         LOS GATOS                 CA        95032            0
     5000265826    704  MATADERO AVE                         PALO ALTO                 CA        94306            0
     5000267780    99  SANTA RITA AVE                        SAN FRANCIS               CA        94116            0
     5000268606    4075  SILVERADO TRAIL                     NAPA                      CA        94558            0
     5000268747    11  BRIDGE ROAD                           KENTFIELD                 CA        94904            0
     5000268820    1407  COLE ST                             SAN FRANCIS               CA        94117            0
     5000269059    2326  CALIFORNIA ST                       SAN FRANCIS               CA        94109            0
     5000269984    1428  ALVARADO AVE                        BURLINGAME                CA        94010            0
     5000271717    15442  LIVE OAK SPRING                    SANTA CLARI               CA        91351            0
     5000271741    7  COUNTRY MEADOW                         ROLLING HIL               CA        90274            0
     5000274174    1021  LORRAINE DR                         NAPA                      CA        94558            0
     5000274265    65  DOWNEY ST                             SAN FRANCIS               CA        94117            0
     5000274422    30  OAK GROVE WAY                         NAPA                      CA        94559            0
     5000274638    24  LYFORD DR                             TIBURON                   CA        94920            0
     5000320191    20973  COLINA DR                          TOPANGA                   CA        90290            0
     5000350552    211  DUKE ST                              ALEXANDRIA                VA        22314            0
     5000350842    163  SCHOONER RIDGE                       DUCK                      NC        27949            0
     5000357805    2  NARRAGANSETT ST                        DARTMOUTH                 MA         2748            0
     5000361435    107  KING ST                              NORFOLK                   MA         2056            0
     5000361633    104  MORSE ROAD                           SUDBURY                   MA         1776            1
     5000362136    77  KAPOSIA ST                            NEWTON                    MA         2466            0
     5000369461    704  HOWARD RD                            RIDGEWOOD                 NJ         7450            0
     5000371335    142  COVE RD                              OYSTER BAY                NY        11771            0
     5000374057    800  PALISADE AVE                         FORT LEE                  NJ         7024            0
     5000374412    17  AVONDALE CT                           BRIARCLIFF                NY        10510            0
     5000374495    76  PRESCOTT ST                           DEMAREST                  NJ         7627            0
     5000375963    51  SPARROWBUSH                           MAHWAH                    NJ         7430            0
     5000379379    17  GLENWOOD ROAD                         ROCKVILLE C               NY        11570            0
     5000387521    16346  RAINBOW RIDGE R                    CHINO HILLS               CA        91709            0
     5000387687    4121  BRANFORD DR                         HUNTINGTON                CA        92649            0
     5000395730    17  REDCROWN                              MISSION VIE               CA        92692            0
     5000396498    20321  VIA JUANA                          YORBA LINDA               CA        92886            0
     5000396654    30350  CAMINO PORVENIR                    RANCHO PALO               CA        90275            0
     5000405471    5631  HIGHCREST CT                        PLEASANTON                CA        94588            0
     5000405919    970  SISKIYOU DR                          MENLO PARK                CA        94025            0
     5000410117    1500  VIEWSITE TERRAC                     LOS ANGELES               CA        90069            0
     5000428150    214S RIOS AVE                             SOLANA BEAC               CA        92075            0
     5000428598    211  CAMINO DEL POST                      ESCONDIDO                 CA        92029            0
     5000438480    2807  RUBINO CIRCLE                       SAN JOSE                  CA        95125            0
     5000450196    6110E CORTEZ DR                           SCOTTSDALE                AZ        85254            0
     5000459155    122  OVERLAKE DR E                        MEDINA                    WA        98039            0
     5000469519    3585  RIVERKNOLL WAY                      WEST LINN                 OR        97068            0
     5000471531    330  ROBIN HOOD DR                        HAILEY                    ID        83333            0
     5000481829    46  CHAMPIONS RUN                         SAN ANTONIO               TX        78258            0
     5000496199    17756  GRAYSTONE TERRA                    CHESTERFIEL               MO        63005            0
     5000534288    5006  CEDAR CREEK DR                      HOUSTON                   TX        77056            0
     5000535335    5100  BELLAIRE AVE                        L.A.(VALLEY               CA        91607            0
     5000536903    1225  HOLLY AVE                           ARCADIA                   CA        91007            0
     5000560457    1902N DAYTON ST                           CHICAGO                   IL        60614            0
     5000561661    19690  PUTNEYS CT                         BROOKFIELD                WI        53045            0
     5000563543    612  BEACH COMBER DR                      SEAL BEACH                CA        90740            0
     5000563915    3971  HUMBOLDT DR                         HUNTINGTON                CA        92649            0
     5000571827    1617  FOX CHASE BLVD                      ST CHARLES                IL        60174            0
     5000572015    3904  WILSON ROAD                         WOODSTOCK                 IL        60098            0
     5000575653    1515  N ASTOR ST #20A                     CHICAGO                   IL        60610            0
     5000583376    614  UNIVERSITY AVE                       LOS ALTOS                 CA        94022            0
     5000584622    89  LAUREL DR                             FAIRFAX                   CA        94930            0
     5000590363    23031  CALLE AZORIN                       MISSION VIE               CA        92692            0
     5000590991    45  MUIRFIELD                             DOVE CANYON               CA        92679            0
     5000592187    22108  PALAIS PL                          CALABASAS                 CA        91302            0
     5000592484    2  KETCH ST                               LOS ANGELES               CA        90292            0
     5000594084    32700  COASTSITE DR                       RANCHO PALO               CA        90275            0
     5000599687    27072  VISTA POINTE                       SAN JUAN CA               CA        92675            0
     5000602424    3494  CAMINO LARGO                        CARLSBAD                  CA        92009            0
     5000610955    6406S OSBORNE RD                          UPPER MARLB               MD        20772            0
     5000616051    296  VEREDA LEYENDA                       GOLETA                    CA        93117            0
     5000689017    78960  CABRILLO WAY                       LA QUINTA                 CA        92253            0
     5000744523    28051  TEFIR                              MISSION VIE               CA        92692            0
     5000800630    21410N ARROWHEAD LOOP                     GLENDALE                  AZ        85308            0
     5000801463    61  AVONDALE LANE                         BEAVER CREE               CO        81620            0
     5000802032    415  GRIFFITHS SPRIN                      FLAGSTAFF                 AZ        86001            0
     5000839844    157  LESSAY                               NEWPORT COA               CA        92657            0
     5000845775    27  SAILVIEW AVE                          RANCHO PALO               CA        90275            0
     6011988810    5  LAUREL RD                              WHITE PLAIN               NY        10605            0
     6020213176    3072  80TH AVE NE                         BELLEVUE                  WA        98004            0
     6047414609    30  SALEM RD                              ROCKVILLE C               NY        11570            0
     6061879489    716  SOUTH BELLA VIS                      TAMPA                     FL        33609            0
     6072090605    17  CHATEAU LANE                          BEAVER CREE               CO        81620            0
     6119850151    24  COLORADO AVE                          BERKELEY                  CA        94707            0
     6161815854    17208  PALISADES CIRCL                    L.A. (PAC P               CA        90272            0
     6164462530    510  150TH PL NE                          BELLEVUE                  WA        98007            0
     6167558292    6223  30TH ST NW                          WASHINGTON                DC        20015            0
     6228371024    1521  SANCHEZ ST                          SAN FRANCIS               CA        94131            0
     6249321289    1001  OLD MILL RD                         LAKE FOREST               IL        60045            0
     6264557981    3718E HIGH LANE                           SEATTLE                   WA        98112            0
     6266081360    1795  NEWHALL AVE                         CAMBRIA                   CA        93428            0
     6324491858    699N MENDEL AVE                           WEST LAKELA               MN        55082            0
     6324689964    3145  HIGHWAY 128                         CALISTOGA                 CA        94515            1
     6355398493    5801  BUENA VISTA AVE                     OAKLAND                   CA        94618            0
     6407184479    16016  VIA DICHA                          RANCHO SANT               CA        92091            0
     6445036699    4223E MARLETTE AVE                        PARADISE VA               AZ        85253            0
     6464675724    2580  SOUTH PINEHURST                     EVERGREEN                 CO        80439            0
     6487530179    8692  DOREMERE DR                         HUNTINGTON                CA        92646            0
     6492642399    4020  COUNTRY CLUB DR                     LONG BEACH                CA        90807            0
     6494284950    6759  FOLLETTE ST                         CARLSBAD                  CA        92009            0
     6494391672    223  GOLDEN HIND PAS                      CORTE MADER               CA        94925            1
     6547642642    718  OLD MOKAPU RD                        KAILUA                    HI        96734            0
     6565831507    83  BILLINGTON AVEN                       SOUTH KINGS               RI         2879            0
     6569746875    21150  RAKSTAD ROAD                       SAN JOSE                  CA        95120            0
     6575032336    2508  GLENLAWN PL                         HERNDON                   VA        20171            0
     6577480475    4011  ABINGDON ROAD                       CHARLOTTE                 NC        28211            0
     6586885839    8968  LEA CT                              DUBLIN                    OH        43017            0
     6619568063    11338  HAWK HIGH CT                       EDEN PRAIRI               MN        55347            0
     6643354282    125  VALLEY ROAD                          NEW ROCHELL               NY        10804            0
     6644752070    3505  PACIFIC AVE                         MANHATTAN B               CA        90266            0
     6646182219    50  GEORGIAN CT                           EAST HILLS                NY        11576            0
     6666208381    238  POPPY AVE                            CORONA DEL                CA        92625            0
     6687996394    3  EAST TERR                              TIBURON                   CA        94920            0
     6712590436    1427  BELLEMEADE ST                       SAN JOSE                  CA        95131            0
     6723606924    633  19TH ST                              MANHATTAN B               CA        90266            0
     6729012630    24603NE126TH ST                           DUVALL                    WA        98019            0
     6797336036    11117  TOMMYE LANE                        RESTON                    VA        20194            0
     6809791699    892  WINDMILL PARK L                      MOUNTAIN VI               CA        94043            0
     6903174974    14  VISTA DE LAS SA                       PLACITAS                  NM        87043            0
     6909420900    9852  AURA AVE                            L.A.(NORTHR               CA        91324            0
     6959409654    2835  JOHNSON AVE                         ALAMEDA                   CA        94501            0
     6959791457    10380  WILSHIRE BLVD                      LOS ANGELES               CA        90024            0
     6988877129    1665  BEARD CREEK TRA                     EDWARDS                   CO        81632            0
     6991835387    1017E BALBOA BLVD                         NEWPORT BEA               CA        92661            0
      10135663     539 Hunters Run                           Bossier City              LA        71111            0
      10143535     4214 Trout  Creek Road                    Woodland Park             CO        80863            0
      11672243     91 San Juan Dr                            Ponte Vedra Beach         FL        32082            0
      11703303     8211 S Pecan Grove Circle                 Tempe                     AZ        85284            0
      11720703     1645 Mont Rue SE                          Grand Rapids              MI        49546            0

(TABLE CONTINUED)

   Account Number       MI Company           Origination Date   Margin    Max Lifetime Rate      Periodic Cap   First Adj Cap
     4060939321                                         4/18/96      2.75                  12.5       2               5
     4062319548                                         4/20/98      2.75                    12       2               5
     4063376612                                         2/22/99      2.75                11.875       2               5
     4063382586                                          8/3/98      2.75                11.875       2               5
     4063535191                                         7/22/98      2.75                    12       2               5
     4063617486                                         1/28/98      2.75                12.125       2               5
     4063727202                                          2/5/98      2.75                 12.25       2               5
     4063991113                                         3/23/98      2.75                 11.75       2               5
     4064001136                                         3/18/98      2.75                12.125       2               5
     4064027834                                         3/13/98      2.75                11.875       2               5
     4064053442                                         3/17/98      2.75                    12       2               5
     4064136544                                         4/15/98      2.75                12.375       2               5
     4064143359                                         5/11/98      2.75                    12       2               5
     4064169743                                         2/26/98      2.75                 11.75       2               5
     4064254644                                          3/4/98      2.75                 11.75       2               5
     4064293535                                         4/16/98      2.75                 12.25       2               5
     4064332390                                        10/30/98      2.75                11.875       2               5
     4064482880                                          6/4/98      2.75                 12.25       2               5
     4064486774                                          4/7/98      2.75                11.875       2               5
     4064494422                                          4/8/98      2.75                12.375       2               5
     4064506381                                         6/15/98      2.75                    12       2               5
     4064551924                                          5/5/98      2.75                11.875       2               5
     4064638127                                          4/9/98      2.75                 12.25       2               5
     4064638887                                         5/27/98      2.75                    12       2               5
     4064676820                                          6/1/98      2.75                    12       2               5
     4064679873                                         8/17/98      2.75                    12       2               5
     4064691258                                         8/20/98      2.75                11.875       2               5
     4064696091                                          8/3/98      2.75                11.875       2               5
     4064700950                                         4/30/98      2.75                 12.25       2               5
     4064778246                                         7/17/98      2.75                11.875       2               5
     4064789565                                          8/6/98      2.75                11.875       2               5
     4064835269                                          7/7/98     2.875                11.875       2               5
     4064893128                                         7/10/98      2.75                12.375       2               5
     4064915459                                        11/23/98      2.75                 11.75       2               5
     4065044556                                         6/23/98      2.75                12.125       2               5
     4065062715                                         7/27/98      2.75                 11.75       2               5
     4065180780                                         4/14/99      2.75                    12       2               5
     4065199749                                          7/1/98      2.75                    12       2               5
     4065200737                                         7/30/98      2.75                    12       2               5
     4065215800                                         7/27/98      2.75                 11.75       2               5
     4065222137                                         7/10/98      2.75                 11.75       2               5
     4065228266                                         6/29/98      2.75                 11.75       2               5
     4065230718                                          8/6/98      2.75                11.875       2               5
     4065258412                                         7/14/98      2.75                    12       2               5
     4065259220                                         7/20/98      2.75                    12       2               5
     4065301824                                         8/26/98      2.75                 12.25       2               5
     4065313472                                         7/20/98      2.75                 11.75       2               5
     4065334684                                          8/4/98      2.75                 11.75       2               5
     4065403869                                         8/12/98      2.75                    12       2               5
     4065440341                                          9/3/98      2.75                 12.25       2               5
     4065491229                                        10/15/98      2.75                11.875       2               5
     4065531719                                         8/26/98      2.75                12.125       2               5
     4065543052                                          9/4/98      2.75                    12       2               5
     4065610927                                        11/24/98      2.75                    12       2               5
     4065760284                                        11/18/98      2.75                    12       2               5
     4065761605                                        11/30/98      2.75                11.875       2               5
     4065777932                                         2/25/99      2.75                11.875       2               5
     4065852321                                        12/16/98      2.75                11.875       2               5
     4065864284                                         3/31/99      2.75                    12       2               5
     4065867055                                          1/8/99      2.75                11.875       2               5
     4065929731                                          3/3/99      2.75                11.875       2               5
     4065963300                                         2/22/99      2.75                    12       2               5
     4066291818                                        11/24/98      2.75                    12       2               5
     4066385891                                        12/22/98      2.75                11.875       2               5
     4066387541                                          2/9/99      2.75                    12       2               5
     4066540644                                          3/1/99      2.75                11.875       2               5
     4066661341                                         1/15/99      2.75                11.875       2               5
     4066675606                                          2/8/99      2.75                11.875       2               5
     4066675911                                         3/11/99      2.75                11.875       2               5
     4066678345                                         1/22/99      2.75                    12       2               5
     4066678485                                          2/9/99      2.75                    12       2               5
     4066743321                                        12/29/98      2.75                11.875       2               5
     4066752686                                         2/16/99      2.75                11.875       2               5
     4160824225                                         4/26/96      2.75                 12.75       2               5
     4161326725                                         1/16/97      2.75                  12.5       2               5
     4163684386                                          4/1/98      2.75                 12.25       2               5
     4163785118                                         4/16/98      2.75                12.875       2               5
     4163844717                                         3/12/98      2.75                 12.25       2               5
     4163878418                                         2/10/98      2.75                11.875       2               5
     4163903182                                         3/23/98      2.75                 12.25       2               5
     4163909825                                         7/14/98      2.75                11.875       2               5
     4164019558                                         2/19/98      2.75                 11.75       2               5
     4164019723                                         3/19/98      2.75                12.125       2               5
     4164031694                                         3/19/98      2.75                    12       2               5
     4164031959                                         3/30/98      2.75                    12       2               5
     4164041362                                         3/13/98      2.75                12.125       2               5
     4164049050                                         3/11/98      2.75                12.125       2               5
     4164049761                                         2/23/98      2.75                    12       2               5
     4164051338                                         3/31/98      2.75                11.875       2               5
     4164053219                                         3/16/98      2.75                 12.25       2               5
     4164063382                                         3/30/98      2.75                    12       2               5
     4164063697                                         3/30/98      2.75                    12       2               5
     4164066013                                         8/11/98      2.75                11.875       2               5
     4164066328                                         3/10/98      2.75                 11.75       2               5
     4164090534                                         3/18/98      2.75                12.125       2               5
     4164100481                                         12/8/98      2.75                 11.75       2               5
     4164109102                                         2/26/98      2.75                 12.25       2               5
     4164110316                                          4/1/98      2.75                12.375       2               5
     4164116446                                          3/5/98      2.75                    12       2               5
     4164127997                                         3/16/98      2.75                12.125       2               5
     4164143887                                         4/13/98      2.75                 12.25       2               5
     4164264618                                         3/31/98      2.75                 12.25       2               5
     4164291116                                          6/3/98      2.75                12.125       2               5
     4164297162                                          5/4/98      2.75                    12       2               5
     4164297501                                         4/16/98      2.75                12.375       2               5
     4164377972                                         3/30/98      2.75                 11.75       2               5
     4164393805                                         6/10/98      2.75                    12       2               5
     4164404735                                          5/7/98      2.75                11.875       2               5
     4164408934                                         3/17/98      2.75                11.875       2               5
     4164485080                                         3/30/98      2.75                    12       2               5
     4164487573                                         4/21/98      2.75                 12.25       2               5
     4164494504                                         4/15/98      2.75                  12.5       2               5
     4164505564                                         7/14/98     2.875                11.875       2               5
     4164509681                                         6/22/98      2.75                    12       2               5
     4164517072                                         5/26/98      2.75                 12.25       2               5
     4164525885                                         5/29/98      2.75                 12.25       2               5
     4164528517                                          6/1/98      2.75                    12       2               5
     4164550149                                         4/16/98      2.75                12.125       2               5
     4164576227                                         5/20/98      2.75                12.375       2               5
     4164620611                                          6/1/98      2.75                12.375       2               5
     4164622856                                         5/28/98      2.75                  12.5       2               5
     4164640361                                          7/9/98      2.75                11.875       2               5
     4164675045                                         7/14/98      2.75                  12.5       2               5
     4164675615                                         6/29/98      2.75                12.375       2               5
     4164675839                                         6/22/98      2.75                 11.75       2               5
     4164679104                                         7/10/98      2.75                    12       2               5
     4164681977      RADIAN GUARANTY                     8/3/98      2.75                11.875       2               5
     4164700249                                         7/31/98      2.75                11.875       2               5
     4164700462                                         7/29/98      2.75                11.875       2               5
     4164702732                                          6/1/98      2.75                    12       2               5
     4164714075      RADIAN GUARANTY                     5/1/98      2.75                12.375       2               5
     4164746291                                         7/30/98      2.75                11.875       2               5
     4164773840                                         6/30/98      2.75                 11.75       2               5
     4164780605                                         2/12/99      2.75                11.875       2               5
     4164784805                                         8/18/98      2.75                12.125       2               5
     4164793319                                         7/29/98      2.75                    12       2               5
     4164797963                                         9/11/98      2.75                 12.25       2               5
     4164829519                                         5/13/98      2.75                  12.5       2               5
     4164830418                                          7/2/98      2.75                 11.75       2               5
     4164900856                                         6/10/98      2.75                 11.75       2               5
     4165017734                                         8/12/98      2.75                11.875       2               5
     4165045131                                          7/7/98      2.75                    12       2               5
     4165045834      RADIAN GUARANTY                    6/25/98      2.75                  12.5       2               5
     4165046162      GENERAL ELECTRI                    6/24/98      2.75                11.875       2               5
     4165054745                                         6/25/98      2.75                11.875       2               5
     4165057177                                         7/31/98      2.75                11.875       2               5
     4165065139                                         7/28/98      2.75                11.875       2               5
     4165065584                                         7/30/98      2.75                11.875       2               5
     4165069164                                         7/22/98      2.75                    12       2               5
     4165072200                                         7/29/98     2.875                11.875       2               5
     4165074180                                         8/11/98      2.75                11.875       2               5
     4165096639                                         7/22/98      2.75                    12       2               5
     4165099062                                         7/20/98      2.75                    12       2               5
     4165101207                                         6/22/98      2.75                    12       2               5
     4165102858                                         8/24/98      2.75                12.375       2               5
     4165165020                                         8/13/98      2.75                    12       2               5
     4165165640                                         8/18/98      2.75                    12       2               5
     4165166531                                          9/1/98      2.75                    12       2               5
     4165218597                                         6/26/98      2.75                11.875       2               5
     4165219512                                         6/23/98     2.875                11.875       2               5
     4165220817                                         7/16/98      2.75                11.875       2               5
     4165231657                                         7/20/98      2.75                 11.75       2               5
     4165232150                                         8/11/98      2.75                    12       2               5
     4165244767                                         8/10/98      2.75                    12       2               5
     4165246077                                          9/9/98      2.75                    12       2               5
     4165287402                                         8/20/98      2.75                11.875       2               5
     4165293996                                         9/23/98      2.75                12.125       2               5
     4165302060                                         9/21/98      2.75                12.125       2               5
     4165317183                                         7/30/98     2.875                    12       2               5
     4165327026                                         7/23/98      2.75                 11.75       2               5
     4165328842                                         7/30/98      2.75                 11.75       2               5
     4165332745                                         8/31/98      2.75                12.125       2               5
     4165361884                                        10/13/98      2.75                12.125       2               5
     4165389679                                         10/6/98      2.75                11.875       2               5
     4165404130                                         9/15/98      2.75                    12       2               5
     4165404445                                         8/20/98      2.75                12.125       2               5
     4165404668                                         8/13/98      2.75                    12       2               5
     4165462047                                         11/9/98      2.75                11.875       2               5
     4165520182                                         9/24/98      2.75                11.875       2               5
     4165522287                                         9/30/98      2.75                    12       2               5
     4165536154                                         8/24/98      2.75                11.875       2               5
     4165537137                                          8/6/98      2.75                11.875       2               5
     4165576507      UNITED GUARANTY                    9/14/98      2.75                11.875       2               5
     4165616659                                         2/24/99      2.75                    12       2               5
     4165668429                                         9/16/98      2.75                12.125       2               5
     4165757891                                        12/10/98      2.75                    12       2               5
     4165840465                                         12/7/98      2.75                11.875       2               5
     4165852148                                         1/13/99      2.75                11.875       2               5
     4165852932                                         1/26/99      2.75                11.875       2               5
     4165855315                                          1/5/99      2.75                    12       2               5
     4165857386                                         1/27/99      2.75                    12       2               5
     4165864929                                        12/18/98      2.75                11.875       2               5
     4165866775                                          2/8/99      2.75                11.875       2               5
     4165877244                                          1/4/99      2.75                    12       2               5
     4165885171                                          1/4/99      2.75                11.875       2               5
     4165891179                                        12/28/98      2.75                11.875       2               5
     4165913312                                         1/21/99      2.75                12.125       2               5
     4165928187                                         2/16/99      2.75                11.875       2               5
     4165928575                                         1/29/99      2.75                11.875       2               5
     4166131112                                        12/15/98      2.75                11.875       2               5
     4166160798                                        12/29/99      2.75                12.125       2               3
     4166297681                                        10/22/98      2.75                    12       2               5
     4166310211                                        11/30/98      2.75                11.875       2               5
     4166381683                                         12/7/98      2.75                11.875       2               5
     4166386500                                          2/1/99      2.75                    12       2               5
     4166437527                                         2/22/99      2.75                11.875       2               5
     4166437667                                        12/16/98      2.75                11.875       2               5
     4166508376                                         3/25/99      2.75                11.875       2               5
     4166566325                                         3/22/99      2.75                11.875       2               5
     4166605263                                          3/4/99      2.75                11.875       2               5
     4166609638                                          3/8/99      2.75                11.875       2               5
     4166619496                                         1/11/99      2.75                 11.75       2               5
     4166680308                                         1/13/99      2.75                12.125       2               5
     4166730269                                        12/17/98      2.75                11.875       2               5
     4166753261                                         3/30/99      2.75                11.875       2               5
     4261125654                                        11/13/98      2.75                11.875       2               5
     4263685275                                          2/2/98      2.75                11.875       2               5
     4263990964                                         2/26/98      2.75                    12       2               5
     4263992580                                         3/19/98      2.75                11.875       2               5
     4264049307                                         2/25/98      2.75                    12       2               5
     4264063068                                         4/13/98      2.75                11.875       2               5
     4264123169                                          4/6/98      2.75                    12       2               5
     4264123953                                          4/6/98      2.75                 12.25       2               5
     4264130933                                         6/10/98      2.75                 12.25       2               5
     4264132384                                         4/20/98      2.75                12.125       2               5
     4264137391                                         3/30/98      2.75                12.375       2               5
     4264143258                                         3/18/98      2.75                    12       2               5
     4264215205                                        11/19/98      2.75                    12       2               5
     4264253875                                         3/10/98      2.75                    12       2               5
     4264294077                                         6/12/98      2.75                 11.75       2               5
     4264301195                                         5/20/98      2.75                12.125       2               5
     4264416068                                          5/7/98      2.75                    12       2               5
     4264493513                                          4/2/98      2.75                    12       2               5
     4264511645                                          5/8/98      2.75                 12.25       2               5
     4264522345                                         4/15/98      2.75                12.125       2               5
     4264551039                                         3/30/98      2.75                12.125       2               5
     4264575632                                         5/20/98      2.75                  12.5       2               5
     4264627466                                         4/27/98      2.75                12.375       2               5
     4264640444                                          5/7/98      2.75                 12.25       2               5
     4264641251                                         5/13/98     2.875                12.125       2               5
     4264713514                                         5/28/98      2.75                  12.5       2               5
     4264722085                                         5/29/98      2.75                    12       2               5
     4264773302      PMI MORTGAGE IN                    9/16/98      2.75                12.375       2               5
     4264789019                                         6/24/98      2.75                    12       2               5
     4264789639                                         7/23/98      2.75                    12       2               5
     4264791437                                         8/12/98      2.75                11.875       2               5
     4264800204                                         8/14/98      2.75                    12       2               5
     4264824808                                         6/16/98      2.75                 11.75       2               5
     4264829815                                         6/10/98      2.75                 12.25       2               5
     4264907256                                          6/2/98      2.75                 12.25       2               5
     4265045577                                          6/4/98      2.75                12.125       2               5
     4265047987                                          7/1/98      2.75                 11.75       2               5
     4265054827                                         7/23/98      2.75                12.125       2               5
     4265065047                                          8/6/98      2.75                 11.75       2               5
     4265093999                                         8/10/98      2.75                    12       2               5
     4265107013                                         6/23/98      2.75                 11.75       2               5
     4265157679                                          9/8/98      2.75                11.875       2               5
     4265159774                                         8/27/98      2.75                11.875       2               5
     4265164964                                         9/15/98      2.75                 12.25       2               5
     4265229148                                         8/13/98      2.75                11.875       2               5
     4265232373                                         6/26/98      2.75                    12       2               5
     4265259269                                         8/17/98      2.75                11.875       2               5
     4265302671                                        10/27/98      2.75                12.125       2               5
     4265324246                                         7/10/98      2.75                12.125       2               5
     4265326340                                         8/18/98     2.875                11.875       2               5
     4265332793                                          9/8/98      2.75                11.875       2               5
     4265390346                                          9/4/98      2.75                11.875       2               5
     4265433120                                         9/15/98      2.75                11.875       2               5
     4265470700                                        11/23/98      2.75                11.875       2               5
     4265503567                                         9/30/98      2.75                    12       2               5
     4265667495                                         9/29/98      2.75                11.875       2               5
     4265775900                                         2/18/99      2.75                11.875       2               5
     4265786600                                        12/14/98     2.875                11.875       2               5
     4265787723                                        11/18/98      2.75                11.875       2               5
     4265790958                                        11/23/98      2.75                11.875       2               5
     4265791592                                        12/16/98      2.75                11.875       2               5
     4265852980                                          1/4/99      2.75                11.875       2               5
     4265866766                                          1/5/99      2.75                11.875       2               5
     4265892069                                         1/25/99      2.75                 12.25       2               5
     4265931123                                          1/7/99      2.75                11.875       2               5
     4266033630                                          1/4/99      2.75                11.875       2               5
     4266035080                                        12/28/98      2.75                11.875       2               5
     4266101973                                        10/26/98      2.75                    12       2               5
     4266104605                                         2/11/99      2.75                11.875       2               5
     4266125337                                        12/14/98      2.75                11.875       2               5
     4266266917                                        12/10/98      2.75                 11.75       2               5
     4266386293                                         1/19/99      2.75                    12       2               5
     4266387929                                         1/29/99      2.75                11.875       2               5
     4266557687                                         2/17/99      2.75                 11.75       2               5
     4266563719                                         2/26/99      2.75                11.875       2               5
     4266743840                                        12/22/98      2.75                11.875       2               5
     4266841545                                         2/24/99      2.75                12.125       2               5
     4360879342                                         4/25/96      2.75                  12.5       2               5
     4360938155                                         3/28/96     2.875                12.375       2               5
     4360994984                                          6/7/96      2.75                12.875       2               5
     4362252456                                         4/16/97      2.75                  12.5       2               5
     4363078470                                         4/13/98      2.75                    12       2               5
     4363376569                                          3/9/99      2.75                11.875       2               5
     4363699440                                          3/4/98      2.75                11.875       2               5
     4363860950                                          4/1/98      2.75                12.125       2               5
     4363907629                                          4/6/98      2.75                11.875       2               5
     4364019234                                         3/23/98      2.75                11.875       2               5
     4364019549                                         2/12/98      2.75                 11.75       2               5
     4364050031                                         3/24/98      2.75                12.125       2               5
     4364084832                                         3/18/98      2.75                12.125       2               5
     4364086282                                         3/20/98      2.75                  12.5       2               5
     4364100240      GENERAL ELECTRI                   11/16/98      2.75                 11.75       2               5
     4364141061                                         3/27/98      2.75                12.125       2               2
     4364191447                                        11/30/98      2.75                 11.75       2               5
     4364193237                                         3/24/98      2.75                    12       2               5
     4364196768                                          4/6/98      2.75                12.125       2               5
     4364212516                                         4/28/98      2.75                12.375       2               5
     4364275216                                         4/20/98      2.75                11.875       2               5
     4364281180                                         5/13/98      2.75                  12.5       2               5
     4364297681                                         5/28/98      2.75                12.375       2               5
     4364299026                                          6/2/98      2.75                12.375       2               5
     4364376279                                         3/19/98      2.75                12.125       2               5
     4364394264                                         3/31/98      2.75                 12.25       2               5
     4364401382                                         6/30/98      2.75                 11.75       2               5
     4364414047                                         7/30/98      2.75                 11.75       2               5
     4364415788                                          4/3/98      2.75                12.375       2               5
     4364528861                                         4/23/98      2.75                 11.75       2               5
     4364548810                                         3/24/98      2.75                12.125       2               5
     4364551871                                         4/23/98     2.875                12.375       2               5
     4364552234                                         3/30/98      2.75                12.125       2               5
     4364642001                                         5/28/98      2.75                 12.25       2               5
     4364654303                                         6/30/98      2.75                 12.25       2               5
     4364679854                                         7/20/98      2.75                11.875       2               5
     4364683757                                          6/8/98      2.75                 12.25       2               5
     4364691719                                         9/10/98      2.75                11.875       2               5
     4364706301                                          6/1/98      2.75                    12       2               5
     4364772402                                         4/28/98      2.75                12.125       2               5
     4364776577                                         6/26/98      2.75                11.875       2               5
     4364789711                                         7/20/98      2.75                 12.25       2               5
     4364797953                                         8/25/98      2.75                11.875       2               5
     4364827594                                         7/20/98      2.75                12.375       2               5
     4364903619                                         5/28/98      2.75                    12       2               5
     4364915605                                        12/15/98      2.75                 11.75       2               5
     4364936338                                         8/18/98      2.75                12.125       2               5
     4365045204                                         6/29/98      2.75                12.125       2               5
     4365222084                                         6/30/98      2.75                11.875       2               5
     4365227125                                         3/29/99      2.75                11.875       2               5
     4365261595                                          7/6/98      2.75                 11.75       2               5
     4365273137                                         7/31/98      2.75                11.875       2               5
     4365298373                                         9/30/98      2.75                    12       2               5
     4365307315                                          9/9/98      2.75                    12       2               5
     4365316670                                          7/8/98      2.75                11.875       2               5
     4365317512                                         8/12/98      2.75                    12       2               5
     4365350240                                         8/18/98      2.75                    12       2               5
     4365510314                                         9/23/98      2.75                12.125       2               5
     4365522137                                         9/28/98      2.75                11.875       2               5
     4365579939                                         9/10/98      2.75                    12       2               5
     4365626581                                        10/22/98      2.75                11.875       2               5
     4365760919                                         12/3/98      2.75                11.875       2               5
     4365777889                                         2/16/99      2.75                11.875       2               5
     4365804501                                         1/12/99      2.75                    12       2               5
     4365854688      UNITED GUARANTY                    7/20/99      2.75                  12.5       2               3
     4365866229                                          3/2/99      2.75                11.875       2               5
     4365917246                                         1/19/99     2.875                11.875       2               5
     4365920166                                         12/7/98     2.875                    12       2               5
     4366033407                                         1/11/99      2.75                11.875       2               5
     4366039842                                        12/16/98      2.75                12.125       2               5
     4366072124                                         1/19/99      2.75                11.875       2               5
     4366238949                                        11/30/98      2.75                 11.75       2               5
     4366309609                                         12/7/98      2.75                11.875       2               5
     4366388165                                        12/30/98      2.75                11.875       2               5
     4366434795                                        11/30/98      2.75                11.875       2               5
     4366678011                                         1/26/99      2.75                11.875       2               5
     4366730168                                         2/16/99      2.75                11.875       2               5
     4461697494                                         4/29/97      2.75                 12.75       2               5
     4463078388                                         4/20/98      2.75                 12.25       2               5
     4463262131                                         7/31/98      2.75                11.875       2               5
     4463382475                                         7/31/98      2.75                    12       2               5
     4463460560                                         5/18/98      2.75                 12.25       2               5
     4463535080                                         6/25/98      2.75                 11.75       2               5
     4463870305                                          3/3/98      2.75                11.875       2               5
     4463885170                                         3/24/98      2.75                12.125       2               5
     4463991937                                         2/17/98      2.75                12.125       2               5
     4464019621                                         2/10/98      2.75                 11.75       2               5
     4464021874                                         3/20/98      2.75                11.875       2               5
     4464050089                                         2/17/98      2.75                12.125       2               5
     4464054289                                         2/25/98      2.75                 12.25       2               5
     4464128786                                          3/4/98      2.75                 12.25       2               5
     4464171430                                         5/26/98      2.75                 12.25       2               5
     4464200601                                          3/9/98      2.75                 12.25       2               5
     4464212739                                         4/29/98      2.75                11.875       2               5
     4464235086                                          4/7/98      2.75                12.125       2               5
     4464291154                                          4/8/98      2.75                12.125       2               5
     4464293879                                         4/15/98      2.75                 11.75       2               5
     4464363383                                         4/30/98      2.75                11.875       2               5
     4464484908                                         3/24/98      2.75                    12       2               5
     4464499807                                          5/4/98      2.75                12.125       2               5
     4464510488                                         5/26/98      2.75                    12       2               5
     4464521527                                         5/19/98      2.75                 12.25       2               5
     4464522020                                          5/8/98      2.75                 12.25       2               5
     4464588427                                         6/10/98      2.75                    12       2               5
     4464622440                                          6/3/98      2.75                    12       2               5
     4464623422                                         5/19/98      2.75                11.875       2               5
     4464639923                                         4/15/98      2.75                11.875       2               5
     4464690025                                         9/10/98      2.75                12.125       2               5
     4464707787                                          5/7/98      2.75                11.875       2               5
     4464744574                                         6/30/98      2.75                 11.75       2               5
     4464763855                                         5/29/98      2.75                12.375       2               5
     4464779422                                         7/22/98      2.75                 12.25       2               5
     4464793183                                          7/8/98      2.75                11.875       2               5
     4464840208                                          9/1/98      2.75                 11.75       2               5
     4464894890                                         6/12/98      2.75                    12       2               5
     4465054957                                         7/23/98      2.75                 11.75       2               5
     4465055004                                         7/27/98      2.75                11.875       2               5
     4465060780                                         8/24/98      2.75                11.875       2               5
     4465062919                                        10/14/98      2.75                11.875       2               5
     4465065821                                          8/5/98      2.75                11.875       2               5
     4465199463                                          8/3/98     2.875                11.875       2               5
     4465200287                                          7/1/98      2.75                11.875       2               5
     4465229302      RADIAN GUARANTY                    6/25/98     2.875                11.875       2               5
     4465243063                                        10/14/98      2.75                11.875       2               5
     4465254557                                          8/4/98      2.75                 11.75       2               5
     4465259259                                         7/29/98      2.75                11.875       2               5
     4465285346                                         7/30/98      2.75                11.875       2               5
     4465285825                                         7/22/98      2.75                11.875       2               5
     4465325837                                         8/20/98      2.75                11.875       2               5
     4465328096                                         7/21/98      2.75                 12.25       2               5
     4465373803                                         11/9/98      2.75                12.125       2               5
     4465406835                                         9/10/98      2.75                11.875       2               5
     4465436501                                          9/9/98      2.75                11.875       2               5
     4465511964                                         10/7/98      2.75                11.875       2               5
     4465518936                                         9/16/98      2.75                12.125       2               5
     4465534032                                          8/6/98     2.875                 12.25       2               5
     4465536276                                         9/11/98      2.75                    12       2               5
     4465576314                                         10/2/98      2.75                12.125       2               5
     4465588301                                         9/11/98      2.75                12.125       2               5
     4465864207                                        12/22/98      2.75                11.875       2               5
     4465883280                                        11/27/98      2.75                    12       2               5
     4465929141                                         1/20/99      2.75                11.875       2               5
     4465934166                                        12/22/98      2.75                 12.25       2               5
     4465939348                                          2/8/99      2.75                12.375       2               5
     4465962357                                         5/27/99      2.75                11.875       2               3
     4465963645                                          1/6/99      2.75                11.875       2               5
     4466034883                                         3/18/99      2.75                11.875       2               5
     4466040914                                         3/22/99     2.875                 11.75       2               5
     4466103589                                        11/12/98      2.75                 11.75       2               5
     4466361187                                         2/16/99      2.75                 11.75       2               5
     4466563675                                        12/30/98      2.75                11.875       2               5
     4466616176                                         2/19/99     2.875                    12       2               5
     4561328065                                         1/15/97      2.75                 12.25       2               5
     4561508674                                         9/29/97      2.75                  12.5       2               5
     4562297012                                          4/3/97      2.75                 12.75       2               5
     4562319964                                          4/3/98      2.75                 12.25       2               5
     4563082702                                         4/28/98      2.75                12.375       2               5
     4563365404                                         3/30/98      2.75                11.875       2               5
     4563372491                                         5/15/98      2.75                12.375       2               5
     4563382243                                         7/31/98      2.75                    12       2               5
     4563529025                                         1/29/98      2.75                11.875       2               5
     4563688086                                         7/24/98      2.75                11.875       2               5
     4563743964                                         1/30/98      2.75                11.875       2               5
     4563793100                                         1/22/98      2.75                12.125       2               5
     4563869223                                         4/22/98      2.75                 12.25       2               5
     4563907445                                         2/27/98      2.75                 11.75       2               5
     4563990102                                         2/26/98      2.75                 11.75       2               5
     4564052746                                          3/5/98      2.75                 11.75       2               5
     4564085019                                          4/6/98      2.75                12.125       2               5
     4564137299                                          4/1/98      2.75                 12.25       2               5
     4564144923                                         4/14/98      2.75                    12       2               5
     4564146373                                         7/15/98      2.75                    12       2               5
     4564153528                                         4/30/98      2.75                  12.5       2               5
     4564206508                                         4/21/98      2.75                 12.25       2               5
     4564235473                                         3/26/98      2.75                12.125       2               5
     4564235952                                         3/30/98      2.75                12.625       2               5
     4564297051                                         3/30/98      2.75                11.875       2               5
     4564381145                                         3/16/98      2.75                11.875       2               5
     4564396523                                         5/28/98      2.75                    12       2               5
     4564401232                                         4/29/98      2.75                 12.25       2               5
     4564487389                                          4/9/98      2.75                    12       2               5
     4564510115                                         5/15/98      2.75                    12       2               5
     4564528711                                         4/22/98      2.75                12.125       2               5
     4564530659                                          6/3/98      2.75                 12.25       2               5
     4564588954                                         6/10/98      2.75                    12       2               5
     4564631887                                         4/28/98      2.75                 12.25       2               5
     4564641159                                          5/4/98      2.75                12.375       2               5
     4564641944                                          6/8/98      2.75                 12.25       2               5
     4564707869                                         5/26/98      2.75                12.125       2               5
     4564746131                                          8/4/98      2.75                11.875       2               5
     4564776872                                         6/29/98      2.75                    12       2               5
     4564787432                                         7/13/98      2.75                11.875       2               5
     4564793604                                         7/16/98      2.75                 11.75       2               5
     4564829713                                         5/27/98      2.75                12.125       2               5
     4564832949                                         7/28/98     2.875                 12.25       2               5
     4564903575                                         5/19/98      2.75                 12.25       2               5
     4565012442                                         8/17/98      2.75                    12       2               5
     4565044668                                         6/22/98      2.75                    12       2               5
     4565047570                                         6/25/98      2.75                11.875       2               5
     4565057942                                          9/2/98      2.75                 12.25       2               5
     4565060698                                         8/10/98      2.75                 11.75       2               5
     4565061225                                         8/10/98      2.75                    12       2               5
     4565062173                                         7/29/98      2.75                11.875       2               5
     4565094424                                         7/10/98      2.75                11.875       2               5
     4565159367                                          9/1/98      2.75                    12       2               5
     4565159847                                         8/18/98      2.75                12.375       2               5
     4565219328                                          8/6/98      2.75                 11.75       2               5
     4565253343                                         7/30/98     2.875                 11.75       2               5
     4565261890                                          7/7/98      2.75                12.375       2               5
     4565314566                                         8/12/98      2.75                    12       2               5
     4565315233                                         7/30/98      2.75                12.125       2               5
     4565318450                                          7/2/98      2.75                11.875       2               5
     4565318591                                          8/6/98      2.75                11.875       2               5
     4565323641                                         8/12/98      2.75                    12       2               5
     4565438829                                         8/26/98      2.75                11.875       2               5
     4565504588                                         2/11/99      2.75                    12       2               5
     4565527613                                         2/10/99      2.75                11.875       2               5
     4565580265                                         8/24/98     2.875                11.875       2               5
     4565611672                                         10/7/98      2.75                    12       2               5
     4565627108                                        10/15/98      2.75                11.875       2               5
     4565658483                                        10/29/98      2.75                11.875       2               5
     4565686054                                        10/30/98      2.75                11.875       2               5
     4565729599                                        11/30/98      2.75                 11.75       2               5
     4565754423                                         11/9/98      2.75                11.875       2               5
     4565786649                                        11/24/98      2.75                11.875       2               5
     4565852607                                         1/11/99      2.75                11.875       2               5
     4565867647                                          2/2/99      2.75                11.875       2               5
     4565916113                                        12/29/98     2.875                11.875       2               5
     4566034031                                        12/28/98      2.75                11.875       2               5
     4566035293                                        12/21/98      2.75                11.875       2               5
     4566042307                                         3/30/99      2.75                11.875       2               5
     4566238590                                        11/12/98      2.75                 11.75       2               5
     4566283968                                        12/21/98      2.75                11.875       2               5
     4566323830                                         1/29/99      2.75                11.875       2               5
     4566352045                                         1/11/99      2.75                11.875       2               5
     4566373736                                          5/3/99      2.75                11.875       2               5
     4566509503                                        12/28/98      2.75                11.875       2               5
     4566728970                                         1/28/99      2.75                11.875       2               5
     4660937071                                         4/30/96      2.75                 12.25       2               5
     4660985351                                          6/3/96      2.75                 11.75       2               5
     4661038630                                         4/30/96      2.75                13.375       2               5
     4663299669                                          4/7/98      2.75                12.125       2               5
     4663359760                                         1/21/98      2.75                11.875       2               5
     4663547711                                         2/13/98      2.75                12.125       2               5
     4663650267                                          1/6/98      2.75                  12.5       2               5
     4663860999                                         3/19/98      2.75                12.125       2               5
     4663891952                                         3/16/98      2.75                    12       2               5
     4663908814                                         2/19/98      2.75                12.125       2               5
     4663984328                                         3/18/98      2.75                 11.75       2               5
     4663998385                                         2/17/98      2.75                 11.75       2               5
     4664022987                                          5/4/98      2.75                11.875       2               5
     4664030949                                         3/26/98      2.75                11.875       2               5
     4664040047                                         3/30/98      2.75                 12.25       2               5
     4664113901                                          4/9/98      2.75                    12       2               5
     4664297753                                         6/29/98      2.75                11.875       2               5
     4664363852                                         4/24/98      2.75                    12       2               5
     4664398700                                         7/20/98      2.75                    12       2               5
     4664401314                                          6/8/98      2.75                11.875       2               5
     4664406941                                          5/4/98      2.75                11.875       2               5
     4664487636                                         3/18/98      2.75                12.125       2               5
     4664509488      UNITED GUARANTY                    7/10/98      2.75                11.875       2               5
     4664521038                                         4/29/98      2.75                 12.25       2               5
     4664524560                                         5/18/98      2.75                12.125       2               5
     4664569276                                         4/29/98      2.75                    12       2               5
     4664588557                                         5/26/98      2.75                 12.25       2               5
     4664626464                                         4/16/98      2.75                 12.25       2               5
     4664638311                                          4/9/98      2.75                 12.25       2               5
     4664652072                                         7/13/98     2.875                12.125       2               5
     4664676196                                         6/24/98      2.75                    12       2               5
     4664681691                                         7/17/98      2.75                 11.75       2               5
     4664690460                                         8/31/98      2.75                    12       2               5
     4664706340                                         4/23/98      2.75                 12.25       2               5
     4664783760                                         7/22/98      2.75                 11.75       2               5
     4664828334                                         6/16/98      2.75                11.875       2               5
     4664829597                                         5/12/98      2.75                    12       2               5
     4665009918                                         10/5/98      2.75                11.875       2               5
     4665010569                                         8/13/98      2.75                12.125       2               5
     4665017051                                         9/18/98      2.75                11.875       2               5
     4665057859                                          8/7/98      2.75                11.875       2               5
     4665064046                                         8/13/98      2.75                11.875       2               5
     4665193464                                        10/23/98      2.75                 11.75       2               5
     4665272193                                          8/3/98      2.75                    12       2               5
     4665285955      RADIAN GUARANTY                    7/10/98     2.875                11.875       2               5
     4665296036                                         8/31/98     2.875                12.375       2               5
     4665314813                                          8/3/98      2.75                    12       2               5
     4665324671                                         8/27/98      2.75                    12       2               5
     4665380434                                          9/4/98      2.75                12.125       2               5
     4665403095                                         9/15/98      2.75                12.125       2               5
     4665405702                                         9/16/98      2.75                12.125       2               5
     4665410728                                         10/9/98      2.75                12.375       2               5
     4665515674                                         9/15/98      2.75                12.125       2               5
     4665620839                                         9/30/98      2.75                11.875       2               5
     4665690519                                         9/24/98      2.75                11.875       2               5
     4665839983                                        12/23/98      2.75                    12       2               5
     4665867380                                          1/4/99      2.75                11.875       2               5
     4665962207                                        11/23/98      2.75                11.875       2               5
     4666032299                                        12/14/98      2.75                11.875       2               5
     4666050622                                         2/18/99      2.75                    12       2               5
     4666067006                                        12/11/98      2.75                11.875       2               5
     4666173390                                         3/16/99      2.75                11.875       2               5
     4666374006                                        12/23/98      2.75                11.875       2               5
     4710531320                                         4/29/97      2.75                12.875       2               5
     4760939902                                          4/2/96      2.75                12.625       2               5
     4763082668                                         8/20/98      2.75                 12.25       2               5
     4763616325                                         2/19/98      2.75                11.875       2               5
     4763890433                                         3/23/98      2.75                11.875       2               5
     4763910496                                          3/5/98      2.75                11.875       2               5
     4763959121                                         3/12/99      2.75                11.875       2               5
     4763983733                                         2/13/98      2.75                 11.75       2               5
     4764025831            MGIC                         3/31/98      2.75                  12.5       2               5
     4764053403                                         3/12/98      2.75                12.125       2               5
     4764056596                                          2/5/98      2.75                    12       2               5
     4764064558                                         3/23/98      2.75                 11.75       2               5
     4764128239                                         4/28/98      2.75                11.875       2               5
     4764141976                                          4/2/98      2.75                    12       2               5
     4764200814                                         4/28/98      2.75                12.125       2               5
     4764299287                                         6/30/98      2.75                    12       2               5
     4764377547                                         3/26/98      2.75                  12.5       2               5
     4764497600                                         4/27/98      2.75                    12       2               5
     4764512341                                         4/16/98     2.875                  12.5       2               5
     4764528537                                         6/29/98      2.75                    12       2               5
     4764552529                                         4/27/98      2.75                 12.25       2               5
     4764572899                                         4/15/98      2.75                11.875       2               5
     4764575975                                         6/24/98      2.75                11.875       2               5
     4764631877                                         5/11/98      2.75                    12       2               5
     4764641009                                         4/15/98      2.75                12.125       2               5
     4764679496                                         7/27/98      2.75                11.875       2               5
     4764690998                                         7/29/98      2.75                11.875       2               5
     4764705929                                         9/23/98      2.75                    12       2               5
     4764746121                                         6/29/98      2.75                 11.75       2               5
     4764783843                                         8/17/98      2.75                11.875       2               5
     4764784171                                         7/14/98      2.75                 11.75       2               5
     4764784486                                         8/17/98      2.75                11.875       2               5
     4764785947                                         6/30/98      2.75                 11.75       2               5
     4764797595                                         8/26/98      2.75                    12       2               5
     4764797769                                          9/4/98      2.75                    12       2               5
     4764825818                                         7/16/98      2.75                11.875       2               5
     4764897114                                         7/30/98      2.75                 12.25       2               5
     4764916674                                         1/13/99      2.75                11.875       2               5
     4765004470                                         6/12/98      2.75                    12       2               5
     4765062338                                         7/28/98      2.75                11.875       2               5
     4765067659      PMI MORTGAGE IN                    8/13/98      2.75                11.875       2               5
     4765096658                                         7/30/98      2.75                 12.25       2               5
     4765110301                                         9/30/98      2.75                12.125       2               5
     4765112851                                          8/7/98      2.75                12.125       2               5
     4765182367                                         10/9/98      2.75                12.125       2               5
     4765220308                                         6/25/98     2.875                 12.25       2               5
     4765245685                                         8/10/98      2.75                12.125       2               5
     4765251857                                         9/25/98      2.75                 12.25       2               5
     4765256245                                          8/3/98      2.75                 12.25       2               5
     4765284916                                         8/17/98      2.75                11.875       2               5
     4765316650                                         8/14/98      1.75                    12       2               5
     4765316791                                         7/27/98      2.75                11.875       2               5
     4765326683                                         7/22/98      2.75                 11.75       2               5
     4765440617                                         9/29/98      2.75                11.875       2               5
     4765531472                                          9/1/98      2.75                11.875       2               5
     4765686979                                         11/2/98      2.75                11.875       2               5
     4765786290                                        11/23/98      2.75                11.875       2               5
     4765841418                                        12/28/98     2.875                    12       2               5
     4765852084                                        12/29/98      2.75                11.875       2               5
     4765895174                                        12/29/98      2.75                11.875       2               5
     4765895208                                        12/29/98      2.75                12.125       2               5
     4765897584                                        12/17/98     2.875                11.875       2               5
     4766070629                                          3/9/99      2.75                11.875       2               5
     4766102539                                         9/29/98      2.75                11.875       2               5
     4766240867                                        12/31/98      2.75                 11.75       2               5
     4766370813                                        11/24/98      2.75                11.875       2               5
     4766505608                                        12/22/98      2.75                12.125       2               5
     4766506242                                        11/23/98      2.75                11.875       2               5
     4766681227                                         1/20/99      2.75                11.875       2               5
     4766740965                                          2/9/99      2.75                    12       2               5
     4766743423                                          2/1/99      2.75                11.875       2               5
     4863785186                                         5/22/98      2.75                    12       2               5
     4863991917                                         3/23/98      2.75                 11.75       2               5
     4863999662                                         3/10/98      2.75                 11.75       2               5
     4864049418                                         2/23/98      2.75                  12.5       2               5
     4864056223                                         3/17/98      2.75                    12       2               5
     4864063039                                         2/26/98      2.75                 11.75       2               5
     4864085057                                          3/5/98      2.75                11.875       2               5
     4864151800                                         4/29/98      2.75                    12       2               5
     4864153251                                         4/22/98     2.875                11.875       2               5
     4864170578                                         3/26/98      2.75                11.875       2               5
     4864172194                                         5/11/98      2.75                12.125       2               5
     4864203296                                          5/4/98      2.75                12.375       2               5
     4864303740                                          6/4/98      2.75                11.875       2               5
     4864376951                                         3/30/98      2.75                 12.25       2               5
     4864397718                                         5/27/98      2.75                12.375       2               5
     4864400157                                         5/28/98      2.75                 12.25       2               5
     4864461548                                         5/14/98      2.75                12.375       2               5
     4864493939                                          4/8/98      2.75                    12       2               5
     4864496676                                          4/2/98      2.75                 12.25       2               5
     4864498292                                         7/28/98      2.75                    12       2               5
     4864527017                                         4/24/98      2.75                 12.25       2               5
     4864571684                                          7/2/98      2.75                11.875       2               5
     4864574316                                         4/28/98      2.75                 12.25       2               5
     4864588688                                         6/18/98      2.75                12.125       2               5
     4864642824                                         5/28/98     2.875                12.125       2               5
     4864699667                                         5/15/98      2.75                12.375       2               5
     4864747466                                         8/12/98      2.75                11.875       2               5
     4864767415                                         8/31/98      2.75                 11.75       2               5
     4864776804                                         6/29/98      2.75                 11.75       2               5
     4864788932                                         7/24/98      2.75                11.875       2               5
     4864797701                                         7/31/98      2.75                 12.25       2               5
     4864834777                                         8/26/98      2.75                    12       2               5
     4864904620                                         5/21/98      2.75                12.375       2               5
     4864963915                                          7/9/98      2.75                11.875       2               5
     4864964558                                         9/15/98      2.75                11.875       2               5
     4864972031                                         1/14/99      2.75                 11.75       2               5
     4865011532                                         8/25/98      2.75                12.375       2               5
     4865042941                                         7/13/98      2.75                 12.25       2               5
     4865065462                                          8/4/98      2.75                11.875       2               5
     4865069522                                         7/15/98      2.75                    12       2               5
     4865070173                                         7/29/98      2.75                11.875       2               5
     4865070207                                         8/25/98      2.75                12.125       2               5
     4865075529      PMI MORTGAGE IN                    7/24/98      2.75                 11.75       2               5
     4865098976                                          7/6/98      2.75                11.875       2               5
     4865215950                                         7/30/98      2.75                 12.25       2               5
     4865232658                                          7/8/98      2.75                11.875       2               5
     4865255824                                          9/8/98      2.75                11.875       2               5
     4865256772                                         8/13/98      2.75                11.875       2               5
     4865283222                                         8/17/98      2.75                11.875       2               5
     4865286449                                         8/19/98      2.75                11.875       2               5
     4865314324                                          9/4/98      2.75                11.875       2               5
     4865322392                                          8/5/98      2.75                 11.75       2               5
     4865325643                                         7/16/98      2.75                11.875       2               5
     4865325783                                         8/13/98      2.75                    12       2               5
     4865326005                                          8/3/98      2.75                11.875       2               5
     4865335360                                         8/26/98     2.875                11.875       2               5
     4865337770                                         8/12/98      2.75                11.875       2               5
     4865470787                                        11/13/98      2.75                11.875       2               5
     4865513420                                         9/17/98      2.75                12.125       2               5
     4865514378                                         9/28/98      2.75                 12.25       2               5
     4865578530                                          9/1/98      2.75                    12       2               5
     4865581930                                         9/14/98      2.75                12.125       2               5
     4865612073                                         9/30/98     2.875                11.875       2               5
     4865640264                                         1/14/99      2.75                11.875       2               5
     4865642989                                         12/7/98      2.75                 11.75       2               5
     4865663126                                        11/16/98      2.75                11.875       2               5
     4865669115                                         8/31/98      2.75                12.125       2               5
     4865777322                                         1/25/99      2.75                11.875       2               5
     4865792230                                         12/8/98      2.75                11.875       2               5
     4865858809                                        12/24/98      2.75                11.875       2               5
     4865860607                                        12/29/98      2.75                11.875       2               5
     4865924114                                        12/22/98      2.75                11.875       2               5
     4865924874      UNITED GUARANTY                   11/30/98      2.75                    12       2               5
     4865933479                                        12/30/98      2.75                 11.75       2               5
     4865955183                                         1/13/99      2.75                11.875       2               5
     4865961975                                        12/22/98      2.75                11.875       2               5
     4866034418                                         1/12/99      2.75                11.875       2               5
     4866134523                                        12/30/98      2.75                11.875       2               5
     4866188313                                        11/30/98      2.75                11.875       2               5
     4866285481                                        10/28/98      2.75                11.875       2               5
     4866321807                                          1/7/99      2.75                11.875       2               5
     4866428990                                        12/14/98      2.75                    12       2               5
     4866540653                                         2/10/99      2.75                11.875       2               5
     4866676119                                         1/21/99      2.75                11.875       2               5
     4960933424                                         4/26/96      2.75                 12.25       2               5
     4963080249                                         4/29/98      2.75                 12.25       2               5
     4963684826      PMI MORTGAGE IN                     5/8/98      2.75                  12.5       2               5
     4963892353                                         3/30/98      2.75                  12.5       2               5
     4963908852                                         3/24/98      2.75                    12       2               5
     4963985173                                         3/30/98      2.75                 12.25       2               5
     4963992328                                         2/11/98      2.75                 11.75       2               5
     4963992948                                         2/27/98      2.75                 11.75       2               5
     4964114138                                          4/2/98      2.75                12.375       2               5
     4964132437                                          5/5/98      2.75                    12       2               5
     4964193488                                         3/19/98      2.75                12.375       2               5
     4964198834                                         4/24/98      2.75                12.125       2               5
     4964234647                                         3/30/98      2.75                12.375       2               5
     4964235768                                          5/4/98      2.75                12.625       2               5
     4964364733                                          7/6/98      2.75                    12       2               5
     4964397006                                         4/15/98      2.75                11.875       2               5
     4964495156                                         4/16/98      2.75                 12.25       2               5
     4964526562                                         10/7/98      2.75                    12       2               5
     4964569653                                         4/29/98      2.75                12.125       2               5
     4964570503                                          4/3/98      2.75                    12       2               5
     4964571287                                         5/18/98      2.75                  12.5       2               5
     4964575205                                         5/14/98      2.75                12.375       2               5
     4964588315                                         6/25/98      2.75                    12       2               5
     4964593331                                          8/7/98      2.75                 12.25       2               5
     4964622643                                         4/28/98      2.75                  12.5       2               5
     4964640322                                         5/26/98      2.75                 12.25       2               5
     4964676268                                         6/22/98      2.75                    12       2               5
     4964707840                                         5/19/98      2.75                11.875       2               5
     4964720967                                         4/30/98      2.75                11.875       2               5
     4964794368                                         7/13/98      2.75                 12.25       2               5
     4964796017                                         6/29/98      2.75                 11.75       2               5
     4964800702                                          8/5/98      2.75                11.875       2               5
     4964906947                                         5/19/98     2.875                 12.25       2               5
     4964916359                                         1/21/99      2.75                11.875       2               5
     4964947933                                         7/27/98      2.75                11.875       2               5
     4965009162                                         8/12/98      2.75                    12       2               5
     4965060199                                         7/20/98      2.75                11.875       2               5
     4965060983                                         8/12/98      2.75                    12       2               5
     4965065370                                         8/20/98      2.75                11.875       2               5
     4965159207                                         8/12/98      2.75                12.125       2               5
     4965197082                                        12/28/98      2.75                 11.75       2               5
     4965201157                                         6/30/98      2.75                    12       2               5
     4965232392                                         7/30/98      2.75                    12       2               5
     4965283924                                         9/15/98      2.75                12.125       2               5
     4965284088                                         7/13/98      2.75                 12.25       2               5
     4965285713                                         9/24/98      2.75                12.125       2               5
     4965303987                                         8/18/98      2.75                12.125       2               5
     4965324264                                          8/4/98      2.75                11.875       2               5
     4965355987                                          9/9/98      2.75                12.125       2               5
     4965405600                                         8/17/98      2.75                11.875       2               5
     4965510730      RADIAN GUARANTY                   11/17/98      2.75                11.875       2               5
     4965522693                                          2/4/99      2.75                11.875       2               5
     4965574389                                         10/1/98      2.75                11.875       2               5
     4965620901                                         10/7/98      2.75                12.125       2               5
     4965663174                                        12/22/98      2.75                11.875       2               5
     4965756333                                        11/23/98      2.75                    12       2               5
     4965855010                                          1/5/99      2.75                    12       2               5
     4965856927                                         1/13/99      2.75                11.875       2               5
     4965894498                                        12/14/98      2.75                11.875       2               5
     4965896931                                         1/19/99      2.75                11.875       2               5
     4966033039                                         1/19/99      2.75                    12       2               5
     4966286850                                        11/23/98      2.75                    12       2               5
     4966344683                                        11/23/98      2.75                    12       2               5
     4966387633                                         1/28/99      2.75                11.875       2               5
     4966616544                                         2/26/99      2.75                    12       2               5
     5000033901                                         3/19/99      2.75                11.875       2               5
     5000034412                                         4/12/99      2.75                 11.75       2               5
     5000046606                                         3/29/99      2.75                11.875       2               5
     5000046804      GENERAL ELECTRI                     3/4/99      2.75                11.875       2               5
     5000048073                                         2/26/99      2.75                11.875       2               5
     5000050574                                         3/16/99      2.75                 11.75       2               5
     5000055011                                         4/19/99      2.75                 11.75       2               5
     5000065556                                         3/29/99      2.75                11.875       2               5
     5000066463      PMI MORTGAGE IN                    4/29/99      2.75                11.875       2               5
     5000069574                                         3/29/99      2.75                11.875       2               5
     5000086289                                          5/6/99      2.75                11.875       2               3
     5000090968                                         3/31/99      2.75                 11.75       2               5
     5000094549                                          3/5/99      2.75                11.875       2               5
     5000113083                                         4/23/99      2.75                12.125       2               5
     5000114834                                         6/17/99      2.75                 11.75       2               3
     5000115609                                         3/30/99      2.75                 11.75       2               5
     5000119585      UNITED GUARANTY                    4/13/99      2.75                11.875       2               5
     5000119999                                         4/22/99      2.75                11.875       2               5
     5000120187                                         5/17/99      2.75                12.125       2               3
     5000124650      GENERAL ELECTRI                    4/28/99      2.75                    12       2               5
     5000126564                                          4/5/99      2.75                11.875       2               5
     5000126796                                         3/22/99      2.75                11.875       2               5
     5000126960                                          4/8/99      2.75                11.875       2               5
     5000129428                                         3/18/99      2.75                11.875       2               5
     5000129832                                         4/22/99      2.75                11.875       2               5
     5000132802                                          6/2/99      2.75                    12       2               3
     5000156173                                         3/31/99      2.75                    12       2               5
     5000162676                                         3/30/99      2.75                11.875       2               5
     5000162684                                         4/19/99      2.75                11.875       2               5
     5000164250                                         4/26/99      2.75                11.875       2               5
     5000164755                                         3/29/99      2.75                11.875       2               5
     5000175702                                         3/11/99      2.75                 9.875       2               3
     5000178631                                         4/20/99      2.75                11.875       2               5
     5000185149                                         4/28/99      2.75                11.875       2               5
     5000189539                                         4/19/99      2.75                11.875       2               5
     5000199728                                         3/31/99      2.75                11.875       2               5
     5000202696                                         5/19/99      2.75                    12       2               3
     5000234327                                         5/17/99      2.75                11.875       2               3
     5000234640                                         4/28/99      2.75                11.875       2               5
     5000235944                                         5/24/99      2.75                11.875       2               3
     5000236298                                         4/29/99      2.75                11.875       2               5
     5000236439                                         4/29/99      2.75                11.875       2               5
     5000242346                                         4/26/99      2.75                11.875       2               5
     5000242551                                         5/24/99      2.75                11.875       2               3
     5000245141                                         4/22/99      2.75                11.875       2               5
     5000250604                                         3/31/99      2.75                11.875       2               5
     5000251545                                          3/8/99      2.75                11.875       2               5
     5000252766                                         3/19/99      2.75                 11.75       2               5
     5000254168                                          4/5/99      2.75                11.875       2               5
     5000254200                                          4/7/99      2.75                11.875       2               5
     5000254861                                          4/6/99      2.75                11.875       2               5
     5000260611                                         3/31/99      2.75                11.875       2               5
     5000262948                                         2/16/99      2.75                11.875       2               5
     5000265131                                         3/31/99      2.75                    12       2               5
     5000265826                                          3/9/99      2.75                11.875       2               5
     5000267780                                         2/16/99      2.75                11.875       2               5
     5000268606                                         3/10/99      2.75                11.875       2               5
     5000268747                                         3/16/99      2.75                11.875       2               5
     5000268820                                         2/18/99      2.75                11.875       2               5
     5000269059                                         2/18/99      2.75                11.875       2               5
     5000269984                                         2/26/99      2.75                11.875       2               5
     5000271717                                         3/31/99      2.75                11.875       2               5
     5000271741                                         2/24/99      2.75                11.875       2               5
     5000274174                                         3/16/99      2.75                    12       2               5
     5000274265                                         3/22/99      2.75                11.875       2               5
     5000274422                                         3/23/99      2.75                11.875       2               5
     5000274638                                         3/22/99      2.75                12.125       2               5
     5000320191                                         2/23/99      2.75                11.875       2               5
     5000350552      GENERAL ELECTRI                     3/8/99      2.75                11.875       2               5
     5000350842                                         4/19/99      2.75                11.875       2               5
     5000357805                                         3/19/99      2.75                11.875       2               5
     5000361435                                         5/13/99      2.75                    12       2               3
     5000361633                                         3/24/99      2.75                12.125       2               5
     5000362136                                          6/1/99      2.75                11.875       2               3
     5000369461      GENERAL ELECTRI                    3/30/99      2.75                11.875       2               5
     5000371335                                         4/23/99      2.75                11.875       2               5
     5000374057                                         5/28/99      2.75                11.875       2               3
     5000374412                                         6/30/99      2.75                 11.75       2               3
     5000374495                                          7/9/99      2.75                  12.5       2               3
     5000375963      GENERAL ELECTRI                    4/14/99      2.75                12.125       2               5
     5000379379                                         6/10/99      2.75                11.875       2               3
     5000387521                                         3/23/99      2.75                11.875       2               5
     5000387687                                         3/19/99      2.75                11.875       2               5
     5000395730                                          3/9/99      2.75                    12       2               5
     5000396498                                         3/15/99      2.75                11.875       2               5
     5000396654                                         3/26/99      2.75                11.875       2               5
     5000405471                                         2/22/99      2.75                11.875       2               5
     5000405919                                         4/29/99      2.75                    12       2               5
     5000410117                                         2/18/99      2.75                11.875       2               5
     5000428150                                          5/3/99      2.75                11.875       2               5
     5000428598                                         3/29/99      2.75                 12.25       2               5
     5000438480                                          3/9/99      2.75                11.875       2               5
     5000450196                                         3/26/99      2.75                12.125       2               5
     5000459155                                         4/29/99      2.75                12.125       2               5
     5000469519                                         3/30/99      2.75                 11.75       2               5
     5000471531                                         5/10/99      2.75                    12       2               3
     5000481829                                          4/8/99      2.75                 12.25       2               5
     5000496199                                          3/1/99      2.75                 11.75       2               5
     5000534288                                          4/9/99      2.75                 11.75       2               5
     5000535335                                         4/19/99      2.75                11.875       2               5
     5000536903                                          4/6/99      2.75                12.125       2               5
     5000560457                                         3/31/99      2.75                11.875       2               5
     5000561661                                         5/20/99      2.75                11.875       2               3
     5000563543                                          6/2/99      2.75                11.875       2               3
     5000563915                                         5/10/99      2.75                    12       2               3
     5000571827      GENERAL ELECTRI                    4/23/99      2.75                    12       2               5
     5000572015                                          5/3/99      2.75                11.875       2               3
     5000575653                                          4/7/99      2.75                    12       2               5
     5000583376                                          6/8/99     2.875                    12       2               3
     5000584622                                         4/19/99      2.75                    12       2               5
     5000590363                                         4/12/99      2.75                 12.25       2               5
     5000590991                                         4/12/99      2.75                11.875       2               5
     5000592187                                         4/19/99      2.75                11.875       2               5
     5000592484                                         4/15/99      2.75                    12       2               5
     5000594084                                         4/21/99      2.75                11.875       2               5
     5000599687                                         4/16/99     2.875                 12.25       2               5
     5000602424                                          5/4/99      2.75                11.875       2               3
     5000610955                                          4/6/99      2.75                11.875       2               5
     5000616051                                         4/26/99      2.75                11.875       2               5
     5000689017                                         5/12/99      2.75                11.875       2               3
     5000744523                                          5/3/99      2.75                11.875       2               5
     5000800630                                         4/30/99      2.75                 11.75       2               5
     5000801463                                         4/15/99      2.75                 11.75       2               5
     5000802032                                         5/26/99      2.75                    12       2               3
     5000839844                                         4/19/99      2.75                12.125       2               5
     5000845775                                         5/24/99      2.75                11.875       2               3
     6011988810                                         1/14/00      2.75                12.875       2               3
     6020213176                                          6/2/99      2.75                12.125       2               3
     6047414609            MGIC                         7/19/00      2.75                13.625       2               3
     6061879489                                         6/15/99      2.75                    12       2               3
     6072090605                                          5/7/99      2.75                 11.75       2               3
     6119850151                                          6/1/99      2.75                    12       2               3
     6161815854                                         6/14/99      2.75                    12       2               3
     6164462530                                          5/7/99      2.75                11.875       2               3
     6167558292                                         6/11/99      2.75                    12       2               3
     6228371024                                         5/24/99      2.75                11.875       2               3
     6249321289                                         6/15/99      2.75                12.125       2               3
     6264557981                                         4/29/99      2.75                 11.75       2               5
     6266081360                                         6/28/99      2.75                    12       2               3
     6324491858                                         5/24/99      2.75                12.125       2               3
     6324689964                                         5/10/99      2.75                    12       2               3
     6355398493                                         5/25/99      2.75                    12       2               3
     6407184479                                         6/15/99      2.75                11.875       2               3
     6445036699                                          6/4/99      2.75                11.875       2               3
     6464675724                                         6/30/99      2.75                11.875       2               3
     6487530179                                          7/6/99      2.75                 12.25       2               3
     6492642399                                          6/8/99      2.75                11.875       2               3
     6494284950                                          7/9/99      2.75                12.125       2               3
     6494391672                                         5/26/99      2.75                11.875       2               3
     6547642642                                          6/9/99      2.75                  11.5       2               3
     6565831507                                         6/30/99      2.75                12.125       2               3
     6569746875                                         6/23/99      2.75                12.125       2               3
     6575032336                                         9/24/99      2.75                12.625       2               3
     6577480475                                         5/14/99     2.875                11.875       2               3
     6586885839                                         7/13/99      2.75                 11.75       2               3
     6619568063                                         6/16/99      2.75                11.875       2               3
     6643354282      GENERAL ELECTRI                    10/5/99      2.75                 12.75       2               3
     6644752070                                          6/3/99      2.75                    12       2               3
     6646182219                                         8/30/99      2.75                 11.75       2               3
     6666208381                                          6/3/99      2.75                11.875       2               3
     6687996394                                         10/1/99      2.75                 12.75       2               3
     6712590436                                         7/26/99      2.75                12.125       2               3
     6723606924                                         6/14/99      2.75                11.875       2               3
     6729012630                                         5/28/99      2.75                    12       2               3
     6797336036                                          5/7/99      2.75                 11.75       2               3
     6809791699                                         5/26/99      2.75                    12       2               3
     6903174974      PMI MORTGAGE IN                   11/24/99      2.75                 12.75       2               3
     6909420900                                         6/15/99      2.75                11.875       2               3
     6959409654                                         6/22/99      2.75                12.125       2               3
     6959791457                                        10/13/99      2.75                12.875       2               3
     6988877129                                         5/11/99      2.75                    12       2               3
     6991835387                                          6/3/99      2.75                11.875       2               3
      10135663                                                       2.75                    12       2               2
      10143535                                                       2.75                 12.75       2               2
      11672243                                                       2.75                12.875       2               2
      11703303                                                       2.75                12.125       2               2
      11720703                                                       2.75                 12.75       2               2

(TABLE CONTINUED)

   Account Number  Next Rate Reset Date    Convertible      First Rate Reset Date     Rate Adj Period    Min Lifetme Rate    Index
     4060939321           5/1/06                N                   5/1/06                   12                  0            CMT
     4062319548           5/1/08                N                   5/1/08                   12                  0            CMT
     4063376612           3/1/09                N                   3/1/09                   12                  0            CMT
     4063382586           8/1/08                Y                   8/1/08                   12                  0            CMT
     4063535191           8/1/08                N                   8/1/08                   12                  0            CMT
     4063617486           2/1/08                N                   2/1/08                   12                  0            CMT
     4063727202           2/1/08                N                   2/1/08                   12                  0            CMT
     4063991113           4/1/08                N                   4/1/08                   12                  0            CMT
     4064001136           4/1/08                N                   4/1/08                   12                  0            CMT
     4064027834           4/1/08                N                   4/1/08                   12                  0            CMT
     4064053442           4/1/08                N                   4/1/08                   12                  0            CMT
     4064136544           5/1/08                N                   5/1/08                   12                  0            CMT
     4064143359           5/1/08                N                   5/1/08                   12                  0            CMT
     4064169743           3/1/08                N                   3/1/08                   12                  0            CMT
     4064254644           4/1/08                N                   4/1/08                   12                  0            CMT
     4064293535           5/1/08                N                   5/1/08                   12                  0            CMT
     4064332390          11/1/08                Y                  11/1/08                   12                  0            CMT
     4064482880           7/1/08                N                   7/1/08                   12                  0            CMT
     4064486774           5/1/08                N                   5/1/08                   12                  0            CMT
     4064494422           5/1/08                N                   5/1/08                   12                  0            CMT
     4064506381           7/1/08                N                   7/1/08                   12                  0            CMT
     4064551924           6/1/08                N                   6/1/08                   12                  0            CMT
     4064638127           5/1/08                N                   5/1/08                   12                  0            CMT
     4064638887           6/1/08                N                   6/1/08                   12                  0            CMT
     4064676820           7/1/08                N                   7/1/08                   12                  0            CMT
     4064679873           9/1/08                N                   9/1/08                   12                  0            CMT
     4064691258           9/1/08                N                   9/1/08                   12                  0            CMT
     4064696091           8/1/08                N                   8/1/08                   12                  0            CMT
     4064700950           5/1/08                N                   5/1/08                   12                  0            CMT
     4064778246           8/1/08                N                   8/1/08                   12                  0            CMT
     4064789565           8/1/08                N                   8/1/08                   12                  0            CMT
     4064835269           8/1/08                N                   8/1/08                   12                  0            CMT
     4064893128           8/1/08                N                   8/1/08                   12                  0            CMT
     4064915459          12/1/08                Y                  12/1/08                   12                  0            CMT
     4065044556           7/1/08                N                   7/1/08                   12                  0            CMT
     4065062715           8/1/08                N                   8/1/08                   12                  0            CMT
     4065180780           4/1/09                N                   4/1/09                   12                  0            CMT
     4065199749           7/1/08                N                   7/1/08                   12                  0            CMT
     4065200737           8/1/08                N                   8/1/08                   12                  0            CMT
     4065215800           8/1/08                N                   8/1/08                   12                  0            CMT
     4065222137           8/1/08                N                   8/1/08                   12                  0            CMT
     4065228266           7/1/08                N                   7/1/08                   12                  0            CMT
     4065230718           8/1/08                N                   8/1/08                   12                  0            CMT
     4065258412           8/1/08                N                   8/1/08                   12                  0            CMT
     4065259220           8/1/08                N                   8/1/08                   12                  0            CMT
     4065301824           9/1/08                N                   9/1/08                   12                  0            CMT
     4065313472           8/1/08                N                   8/1/08                   12                  0            CMT
     4065334684           8/1/08                N                   8/1/08                   12                  0            CMT
     4065403869           9/1/08                N                   9/1/08                   12                  0            CMT
     4065440341           9/1/08                Y                   9/1/08                   12                  0            CMT
     4065491229          11/1/08                N                  11/1/08                   12                  0            CMT
     4065531719           9/1/08                N                   9/1/08                   12                  0            CMT
     4065543052           9/1/08                N                   9/1/08                   12                  0            CMT
     4065610927          12/1/08                N                  12/1/08                   12                  0            CMT
     4065760284          12/1/08                N                  12/1/08                   12                  0            CMT
     4065761605          12/1/08                N                  12/1/08                   12                  0            CMT
     4065777932           3/1/09                N                   3/1/09                   12                  0            CMT
     4065852321           1/1/09                N                   1/1/09                   12                  0            CMT
     4065864284           5/1/09                N                   5/1/09                   12                  0            CMT
     4065867055           1/1/09                N                   1/1/09                   12                  0            CMT
     4065929731           3/1/09                N                   3/1/09                   12                  0            CMT
     4065963300           3/1/09                Y                   3/1/09                   12                  0            CMT
     4066291818          12/1/08                N                  12/1/08                   12                  0            CMT
     4066385891           1/1/09                N                   1/1/09                   12                  0            CMT
     4066387541           3/1/09                N                   3/1/09                   12                  0            CMT
     4066540644           3/1/09                Y                   3/1/09                   12                  0            CMT
     4066661341           2/1/09                N                   2/1/09                   12                  0            CMT
     4066675606           3/1/09                N                   3/1/09                   12                  0            CMT
     4066675911           4/1/09                N                   4/1/09                   12                  0            CMT
     4066678345           2/1/09                N                   2/1/09                   12                  0            CMT
     4066678485           3/1/09                N                   3/1/09                   12                  0            CMT
     4066743321           1/1/09                N                   1/1/09                   12                  0            CMT
     4066752686           3/1/09                N                   3/1/09                   12                  0            CMT
     4160824225           5/1/06                N                   5/1/06                   12                  0            CMT
     4161326725           2/1/07                Y                   2/1/07                   12                  0            CMT
     4163684386           4/1/08                N                   4/1/08                   12                  0            CMT
     4163785118           5/1/08                N                   5/1/08                   12                  0            CMT
     4163844717           4/1/08                N                   4/1/08                   12                  0            CMT
     4163878418           3/1/08                N                   3/1/08                   12                  0            CMT
     4163903182           4/1/08                N                   4/1/08                   12                  0            CMT
     4163909825           8/1/08                N                   8/1/08                   12                  0            CMT
     4164019558           3/1/08                N                   3/1/08                   12                  0            CMT
     4164019723           4/1/08                N                   4/1/08                   12                  0            CMT
     4164031694           4/1/08                N                   4/1/08                   12                  0            CMT
     4164031959           4/1/08                N                   4/1/08                   12                  0            CMT
     4164041362           4/1/08                N                   4/1/08                   12                  0            CMT
     4164049050           4/1/08                N                   4/1/08                   12                  0            CMT
     4164049761           3/1/08                N                   3/1/08                   12                  0            CMT
     4164051338           4/1/08                N                   4/1/08                   12                  0            CMT
     4164053219           4/1/08                N                   4/1/08                   12                  0            CMT
     4164063382           4/1/08                N                   4/1/08                   12                  0            CMT
     4164063697           4/1/08                N                   4/1/08                   12                  0            CMT
     4164066013           9/1/08                N                   9/1/08                   12                  0            CMT
     4164066328           4/1/08                N                   4/1/08                   12                  0            CMT
     4164090534           4/1/08                N                   4/1/08                   12                  0            CMT
     4164100481           1/1/09                N                   1/1/09                   12                  0            CMT
     4164109102           3/1/08                N                   3/1/08                   12                  0            CMT
     4164110316           4/1/08                N                   4/1/08                   12                  0            CMT
     4164116446           4/1/08                N                   4/1/08                   12                  0            CMT
     4164127997           4/1/08                N                   4/1/08                   12                  0            CMT
     4164143887           5/1/08                N                   5/1/08                   12                  0            CMT
     4164264618           4/1/08                Y                   4/1/08                   12                  0            CMT
     4164291116           6/1/08                N                   6/1/08                   12                  0            CMT
     4164297162           6/1/08                N                   6/1/08                   12                  0            CMT
     4164297501           5/1/08                N                   5/1/08                   12                  0            CMT
     4164377972           4/1/08                N                   4/1/08                   12                  0            CMT
     4164393805           7/1/08                Y                   7/1/08                   12                  0            CMT
     4164404735           6/1/08                N                   6/1/08                   12                  0            CMT
     4164408934           4/1/08                N                   4/1/08                   12                  0            CMT
     4164485080           4/1/08                N                   4/1/08                   12                  0            CMT
     4164487573           5/1/08                N                   5/1/08                   12                  0            CMT
     4164494504           5/1/08                N                   5/1/08                   12                  0            CMT
     4164505564           8/1/08                Y                   8/1/08                   12                  0            CMT
     4164509681           7/1/08                N                   7/1/08                   12                  0            CMT
     4164517072           6/1/08                N                   6/1/08                   12                  0            CMT
     4164525885           6/1/08                N                   6/1/08                   12                  0            CMT
     4164528517           7/1/08                N                   7/1/08                   12                  0            CMT
     4164550149           5/1/08                N                   5/1/08                   12                  0            CMT
     4164576227           6/1/08                N                   6/1/08                   12                  0            CMT
     4164620611           6/1/08                N                   6/1/08                   12                  0            CMT
     4164622856           6/1/08                N                   6/1/08                   12                  0            CMT
     4164640361           8/1/08                N                   8/1/08                   12                  0            CMT
     4164675045           8/1/08                N                   8/1/08                   12                  0            CMT
     4164675615           7/1/08                N                   7/1/08                   12                  0            CMT
     4164675839           7/1/08                N                   7/1/08                   12                  0            CMT
     4164679104           8/1/08                N                   8/1/08                   12                  0            CMT
     4164681977           8/1/08                N                   8/1/08                   12                  0            CMT
     4164700249           8/1/08                N                   8/1/08                   12                  0            CMT
     4164700462           8/1/08                N                   8/1/08                   12                  0            CMT
     4164702732           6/1/08                N                   6/1/08                   12                  0            CMT
     4164714075           5/1/08                N                   5/1/08                   12                  0            CMT
     4164746291           8/1/08                N                   8/1/08                   12                  0            CMT
     4164773840           7/1/08                N                   7/1/08                   12                  0            CMT
     4164780605           3/1/09                N                   3/1/09                   12                  0            CMT
     4164784805           9/1/08                N                   9/1/08                   12                  0            CMT
     4164793319           8/1/08                N                   8/1/08                   12                  0            CMT
     4164797963           9/1/08                N                   9/1/08                   12                  0            CMT
     4164829519           6/1/08                N                   6/1/08                   12                  0            CMT
     4164830418           8/1/08                N                   8/1/08                   12                  0            CMT
     4164900856           7/1/08                N                   7/1/08                   12                  0            CMT
     4165017734           9/1/08                N                   9/1/08                   12                  0            CMT
     4165045131           7/1/08                N                   7/1/08                   12                  0            CMT
     4165045834           7/1/08                N                   7/1/08                   12                  0            CMT
     4165046162           7/1/08                N                   7/1/08                   12                  0            CMT
     4165054745           7/1/08                N                   7/1/08                   12                  0            CMT
     4165057177           8/1/08                N                   8/1/08                   12                  0            CMT
     4165065139           8/1/08                N                   8/1/08                   12                  0            CMT
     4165065584           8/1/08                Y                   8/1/08                   12                  0            CMT
     4165069164           8/1/08                N                   8/1/08                   12                  0            CMT
     4165072200           8/1/08                N                   8/1/08                   12                  0            CMT
     4165074180           9/1/08                Y                   9/1/08                   12                  0            CMT
     4165096639           8/1/08                N                   8/1/08                   12                  0            CMT
     4165099062           8/1/08                N                   8/1/08                   12                  0            CMT
     4165101207           7/1/08                N                   7/1/08                   12                  0            CMT
     4165102858           9/1/08                N                   9/1/08                   12                  0            CMT
     4165165020           9/1/08                Y                   9/1/08                   12                  0            CMT
     4165165640           9/1/08                N                   9/1/08                   12                  0            CMT
     4165166531           9/1/08                Y                   9/1/08                   12                  0            CMT
     4165218597           7/1/08                N                   7/1/08                   12                  0            CMT
     4165219512           7/1/08                N                   7/1/08                   12                  0            CMT
     4165220817           8/1/08                N                   8/1/08                   12                  0            CMT
     4165231657           8/1/08                N                   8/1/08                   12                  0            CMT
     4165232150           9/1/08                N                   9/1/08                   12                  0            CMT
     4165244767           8/1/08                N                   8/1/08                   12                  0            CMT
     4165246077          10/1/08                N                  10/1/08                   12                  0            CMT
     4165287402           9/1/08                N                   9/1/08                   12                  0            CMT
     4165293996          10/1/08                Y                  10/1/08                   12                  0            CMT
     4165302060          10/1/08                N                  10/1/08                   12                  0            CMT
     4165317183           8/1/08                N                   8/1/08                   12                  0            CMT
     4165327026           8/1/08                N                   8/1/08                   12                  0            CMT
     4165328842           8/1/08                N                   8/1/08                   12                  0            CMT
     4165332745           9/1/08                N                   9/1/08                   12                  0            CMT
     4165361884          11/1/08                N                  11/1/08                   12                  0            CMT
     4165389679          10/1/08                N                  10/1/08                   12                  0            CMT
     4165404130          10/1/08                N                  10/1/08                   12                  0            CMT
     4165404445           9/1/08                Y                   9/1/08                   12                  0            CMT
     4165404668           9/1/08                N                   9/1/08                   12                  0            CMT
     4165462047          12/1/08                N                  12/1/08                   12                  0            CMT
     4165520182          10/1/08                N                  10/1/08                   12                  0            CMT
     4165522287          10/1/08                N                  10/1/08                   12                  0            CMT
     4165536154           9/1/08                N                   9/1/08                   12                  0            CMT
     4165537137           9/1/08                N                   9/1/08                   12                  0            CMT
     4165576507          10/1/08                N                  10/1/08                   12                  0            CMT
     4165616659           3/1/09                N                   3/1/09                   12                  0            CMT
     4165668429          10/1/08                N                  10/1/08                   12                  0            CMT
     4165757891           1/1/09                N                   1/1/09                   12                  0            CMT
     4165840465           1/1/09                Y                   1/1/09                   12                  0            CMT
     4165852148           2/1/09                Y                   2/1/09                   12                  0            CMT
     4165852932           2/1/09                N                   2/1/09                   12                  0            CMT
     4165855315           1/1/09                N                   1/1/09                   12                  0            CMT
     4165857386           2/1/09                N                   2/1/09                   12                  0            CMT
     4165864929           1/1/09                Y                   1/1/09                   12                  0            CMT
     4165866775           2/1/09                Y                   2/1/09                   12                  0            CMT
     4165877244           1/1/09                N                   1/1/09                   12                  0            CMT
     4165885171           1/1/09                N                   1/1/09                   12                  0            CMT
     4165891179           1/1/09                N                   1/1/09                   12                  0            CMT
     4165913312           2/1/09                N                   2/1/09                   12                  0            CMT
     4165928187           3/1/09                N                   3/1/09                   12                  0            CMT
     4165928575           2/1/09                N                   2/1/09                   12                  0            CMT
     4166131112           1/1/09                Y                   1/1/09                   12                  0            CMT
     4166160798           1/1/10                N                   1/1/10                   12                  0            CMT
     4166297681          11/1/08                N                  11/1/08                   12                  0            CMT
     4166310211          12/1/08                N                  12/1/08                   12                  0            CMT
     4166381683           1/1/09                N                   1/1/09                   12                  0            CMT
     4166386500           2/1/09                N                   2/1/09                   12                  0            CMT
     4166437527           3/1/09                N                   3/1/09                   12                  0            CMT
     4166437667           1/1/09                N                   1/1/09                   12                  0            CMT
     4166508376           4/1/09                N                   4/1/09                   12                  0            CMT
     4166566325           4/1/09                Y                   4/1/09                   12                  0            CMT
     4166605263           4/1/09                Y                   4/1/09                   12                  0            CMT
     4166609638           3/1/09                Y                   3/1/09                   12                  0            CMT
     4166619496           2/1/09                N                   2/1/09                   12                  0            CMT
     4166680308           2/1/09                N                   2/1/09                   12                  0            CMT
     4166730269           1/1/09                N                   1/1/09                   12                  0            CMT
     4166753261           4/1/09                N                   4/1/09                   12                  0            CMT
     4261125654          12/1/08                N                  12/1/08                   12                  0            CMT
     4263685275           3/1/08                N                   3/1/08                   12                  0            CMT
     4263990964           3/1/08                N                   3/1/08                   12                  0            CMT
     4263992580           4/1/08                N                   4/1/08                   12                  0            CMT
     4264049307           3/1/08                N                   3/1/08                   12                  0            CMT
     4264063068           4/1/08                N                   4/1/08                   12                  0            CMT
     4264123169           4/1/08                N                   4/1/08                   12                  0            CMT
     4264123953           5/1/08                N                   5/1/08                   12                  0            CMT
     4264130933           6/1/08                N                   6/1/08                   12                  0            CMT
     4264132384           5/1/08                N                   5/1/08                   12                  0            CMT
     4264137391           4/1/08                N                   4/1/08                   12                  0            CMT
     4264143258           4/1/08                N                   4/1/08                   12                  0            CMT
     4264215205          12/1/08                N                  12/1/08                   12                  0            CMT
     4264253875           4/1/08                N                   4/1/08                   12                  0            CMT
     4264294077           7/1/08                N                   7/1/08                   12                  0            CMT
     4264301195           6/1/08                N                   6/1/08                   12                  0            CMT
     4264416068           6/1/08                N                   6/1/08                   12                  0            CMT
     4264493513           4/1/08                N                   4/1/08                   12                  0            CMT
     4264511645           5/1/08                Y                   5/1/08                   12                  0            CMT
     4264522345           5/1/08                N                   5/1/08                   12                  0            CMT
     4264551039           4/1/08                N                   4/1/08                   12                  0            CMT
     4264575632           6/1/08                N                   6/1/08                   12                  0            CMT
     4264627466           5/1/08                N                   5/1/08                   12                  0            CMT
     4264640444           6/1/08                N                   6/1/08                   12                  0            CMT
     4264641251           6/1/08                N                   6/1/08                   12                  0            CMT
     4264713514           6/1/08                N                   6/1/08                   12                  0            CMT
     4264722085           6/1/08                N                   6/1/08                   12                  0            CMT
     4264773302          10/1/08                N                  10/1/08                   12                  0            CMT
     4264789019           7/1/08                N                   7/1/08                   12                  0            CMT
     4264789639           8/1/08                N                   8/1/08                   12                  0            CMT
     4264791437           8/1/08                Y                   8/1/08                   12                  0            CMT
     4264800204           9/1/08                N                   9/1/08                   12                  0            CMT
     4264824808           7/1/08                N                   7/1/08                   12                  0            CMT
     4264829815           7/1/08                N                   7/1/08                   12                  0            CMT
     4264907256           6/1/08                N                   6/1/08                   12                  0            CMT
     4265045577           7/1/08                N                   7/1/08                   12                  0            CMT
     4265047987           7/1/08                N                   7/1/08                   12                  0            CMT
     4265054827           8/1/08                N                   8/1/08                   12                  0            CMT
     4265065047           8/1/08                Y                   8/1/08                   12                  0            CMT
     4265093999           9/1/08                N                   9/1/08                   12                  0            CMT
     4265107013           7/1/08                N                   7/1/08                   12                  0            CMT
     4265157679           9/1/08                Y                   9/1/08                   12                  0            CMT
     4265159774           9/1/08                N                   9/1/08                   12                  0            CMT
     4265164964          10/1/08                N                  10/1/08                   12                  0            CMT
     4265229148           9/1/08                N                   9/1/08                   12                  0            CMT
     4265232373           7/1/08                N                   7/1/08                   12                  0            CMT
     4265259269           9/1/08                N                   9/1/08                   12                  0            CMT
     4265302671          11/1/08                N                  11/1/08                   12                  0            CMT
     4265324246           8/1/08                N                   8/1/08                   12                  0            CMT
     4265326340           9/1/08                N                   9/1/08                   12                  0            CMT
     4265332793           9/1/08                N                   9/1/08                   12                  0            CMT
     4265390346          10/1/08                Y                  10/1/08                   12                  0            CMT
     4265433120          10/1/08                N                  10/1/08                   12                  0            CMT
     4265470700          12/1/08                N                  12/1/08                   12                  0            CMT
     4265503567          10/1/08                N                  10/1/08                   12                  0            CMT
     4265667495          10/1/08                N                  10/1/08                   12                  0            CMT
     4265775900           3/1/09                N                   3/1/09                   12                  0            CMT
     4265786600           1/1/09                N                   1/1/09                   12                  0            CMT
     4265787723          12/1/08                N                  12/1/08                   12                  0            CMT
     4265790958          12/1/08                N                  12/1/08                   12                  0            CMT
     4265791592           1/1/09                N                   1/1/09                   12                  0            CMT
     4265852980           1/1/09                N                   1/1/09                   12                  0            CMT
     4265866766           1/1/09                N                   1/1/09                   12                  0            CMT
     4265892069           2/1/09                N                   2/1/09                   12                  0            CMT
     4265931123           2/1/09                N                   2/1/09                   12                  0            CMT
     4266033630           1/1/09                N                   1/1/09                   12                  0            CMT
     4266035080           1/1/09                N                   1/1/09                   12                  0            CMT
     4266101973          11/1/08                N                  11/1/08                   12                  0            CMT
     4266104605           3/1/09                N                   3/1/09                   12                  0            CMT
     4266125337           1/1/09                N                   1/1/09                   12                  0            CMT
     4266266917           1/1/09                N                   1/1/09                   12                  0            CMT
     4266386293           2/1/09                N                   2/1/09                   12                  0            CMT
     4266387929           2/1/09                N                   2/1/09                   12                  0            CMT
     4266557687           3/1/09                N                   3/1/09                   12                  0            CMT
     4266563719           3/1/09                N                   3/1/09                   12                  0            CMT
     4266743840           1/1/09                N                   1/1/09                   12                  0            CMT
     4266841545           3/1/09                N                   3/1/09                   12                  0            CMT
     4360879342           5/1/06                N                   5/1/06                   12                  0            CMT
     4360938155           4/1/06                N                   4/1/06                   12                  0            CMT
     4360994984           6/1/06                N                   6/1/06                   12                  0            CMT
     4362252456           5/1/07                N                   5/1/07                   12                  0            CMT
     4363078470           5/1/08                Y                   5/1/08                   12                  0            CMT
     4363376569           4/1/09                N                   4/1/09                   12                  0            CMT
     4363699440           4/1/08                N                   4/1/08                   12                  0            CMT
     4363860950           4/1/08                N                   4/1/08                   12                  0            CMT
     4363907629           4/1/08                N                   4/1/08                   12                  0            CMT
     4364019234           4/1/08                N                   4/1/08                   12                  0            CMT
     4364019549           3/1/08                N                   3/1/08                   12                  0            CMT
     4364050031           4/1/08                N                   4/1/08                   12                  0            CMT
     4364084832           4/1/08                N                   4/1/08                   12                  0            CMT
     4364086282           4/1/08                N                   4/1/08                   12                  0            CMT
     4364100240          12/1/08                N                  12/1/08                   12                  0            CMT
     4364141061           5/1/08                N                   5/1/08                   12                  0            CMT
     4364191447          12/1/08                N                  12/1/08                   12                  0            CMT
     4364193237           4/1/08                N                   4/1/08                   12                  0            CMT
     4364196768           5/1/08                Y                   5/1/08                   12                  0            CMT
     4364212516           5/1/08                N                   5/1/08                   12                  0            CMT
     4364275216           5/1/08                Y                   5/1/08                   12                  0            CMT
     4364281180           6/1/08                N                   6/1/08                   12                  0            CMT
     4364297681           6/1/08                N                   6/1/08                   12                  0            CMT
     4364299026           7/1/08                Y                   7/1/08                   12                  0            CMT
     4364376279           4/1/08                N                   4/1/08                   12                  0            CMT
     4364394264           4/1/08                Y                   4/1/08                   12                  0            CMT
     4364401382           7/1/08                N                   7/1/08                   12                  0            CMT
     4364414047           8/1/08                N                   8/1/08                   12                  0            CMT
     4364415788           4/1/08                N                   4/1/08                   12                  0            CMT
     4364528861           5/1/08                N                   5/1/08                   12                  0            CMT
     4364548810           4/1/08                N                   4/1/08                   12                  0            CMT
     4364551871           5/1/08                N                   5/1/08                   12                  0            CMT
     4364552234           4/1/08                N                   4/1/08                   12                  0            CMT
     4364642001           6/1/08                N                   6/1/08                   12                  0            CMT
     4364654303           7/1/08                Y                   7/1/08                   12                  0            CMT
     4364679854           8/1/08                Y                   8/1/08                   12                  0            CMT
     4364683757           7/1/08                Y                   7/1/08                   12                  0            CMT
     4364691719          10/1/08                N                  10/1/08                   12                  0            CMT
     4364706301           6/1/08                N                   6/1/08                   12                  0            CMT
     4364772402           5/1/08                N                   5/1/08                   12                  0            CMT
     4364776577           7/1/08                N                   7/1/08                   12                  0            CMT
     4364789711           8/1/08                N                   8/1/08                   12                  0            CMT
     4364797953           9/1/08                N                   9/1/08                   12                  0            CMT
     4364827594           8/1/08                N                   8/1/08                   12                  0            CMT
     4364903619           6/1/08                N                   6/1/08                   12                  0            CMT
     4364915605           1/1/09                N                   1/1/09                   12                  0            CMT
     4364936338           9/1/08                N                   9/1/08                   12                  0            CMT
     4365045204           7/1/08                N                   7/1/08                   12                  0            CMT
     4365222084           7/1/08                N                   7/1/08                   12                  0            CMT
     4365227125           4/1/09                N                   4/1/09                   12                  0            CMT
     4365261595           8/1/08                N                   8/1/08                   12                  0            CMT
     4365273137           9/1/08                N                   9/1/08                   12                  0            CMT
     4365298373          10/1/08                N                  10/1/08                   12                  0            CMT
     4365307315          10/1/08                Y                  10/1/08                   12                  0            CMT
     4365316670           8/1/08                N                   8/1/08                   12                  0            CMT
     4365317512           9/1/08                N                   9/1/08                   12                  0            CMT
     4365350240           9/1/08                N                   9/1/08                   12                  0            CMT
     4365510314          10/1/08                N                  10/1/08                   12                  0            CMT
     4365522137          10/1/08                N                  10/1/08                   12                  0            CMT
     4365579939          10/1/08                N                  10/1/08                   12                  0            CMT
     4365626581          11/1/08                N                  11/1/08                   12                  0            CMT
     4365760919          12/1/08                N                  12/1/08                   12                  0            CMT
     4365777889           3/1/09                N                   3/1/09                   12                  0            CMT
     4365804501           2/1/09                N                   2/1/09                   12                  0            CMT
     4365854688           8/1/09                N                   8/1/09                   12                  0            CMT
     4365866229           3/1/09                N                   3/1/09                   12                  0            CMT
     4365917246           2/1/09                N                   2/1/09                   12                  0            CMT
     4365920166           1/1/09                N                   1/1/09                   12                  0            CMT
     4366033407           1/1/09                Y                   1/1/09                   12                  0            CMT
     4366039842           1/1/09                N                   1/1/09                   12                  0            CMT
     4366072124           2/1/09                N                   2/1/09                   12                  0            CMT
     4366238949          12/1/08                Y                  12/1/08                   12                  0            CMT
     4366309609           1/1/09                N                   1/1/09                   12                  0            CMT
     4366388165           1/1/09                Y                   1/1/09                   12                  0            CMT
     4366434795          12/1/08                N                  12/1/08                   12                  0            CMT
     4366678011           2/1/09                N                   2/1/09                   12                  0            CMT
     4366730168           3/1/09                N                   3/1/09                   12                  0            CMT
     4461697494           5/1/07                N                   5/1/07                   12                  0            CMT
     4463078388           5/1/08                N                   5/1/08                   12                  0            CMT
     4463262131           8/1/08                N                   8/1/08                   12                  0            CMT
     4463382475           8/1/08                N                   8/1/08                   12                  0            CMT
     4463460560           6/1/08                N                   6/1/08                   12                  0            CMT
     4463535080           7/1/08                N                   7/1/08                   12                  0            CMT
     4463870305           3/1/08                N                   3/1/08                   12                  0            CMT
     4463885170           4/1/08                N                   4/1/08                   12                  0            CMT
     4463991937           3/1/08                N                   3/1/08                   12                  0            CMT
     4464019621           3/1/08                N                   3/1/08                   12                  0            CMT
     4464021874           4/1/08                N                   4/1/08                   12                  0            CMT
     4464050089           3/1/08                N                   3/1/08                   12                  0            CMT
     4464054289           3/1/08                N                   3/1/08                   12                  0            CMT
     4464128786           3/1/08                N                   3/1/08                   12                  0            CMT
     4464171430           6/1/08                Y                   6/1/08                   12                  0            CMT
     4464200601           4/1/08                Y                   4/1/08                   12                  0            CMT
     4464212739           5/1/08                Y                   5/1/08                   12                  0            CMT
     4464235086           5/1/08                N                   5/1/08                   12                  0            CMT
     4464291154           5/1/08                N                   5/1/08                   12                  0            CMT
     4464293879           5/1/08                N                   5/1/08                   12                  0            CMT
     4464363383           5/1/08                Y                   5/1/08                   12                  0            CMT
     4464484908           4/1/08                N                   4/1/08                   12                  0            CMT
     4464499807           5/1/08                N                   5/1/08                   12                  0            CMT
     4464510488           6/1/08                N                   6/1/08                   12                  0            CMT
     4464521527           6/1/08                N                   6/1/08                   12                  0            CMT
     4464522020           6/1/08                N                   6/1/08                   12                  0            CMT
     4464588427           7/1/08                Y                   7/1/08                   12                  0            CMT
     4464622440           6/1/08                N                   6/1/08                   12                  0            CMT
     4464623422           6/1/08                N                   6/1/08                   12                  0            CMT
     4464639923           5/1/08                N                   5/1/08                   12                  0            CMT
     4464690025           9/1/08                N                   9/1/08                   12                  0            CMT
     4464707787           6/1/08                N                   6/1/08                   12                  0            CMT
     4464744574           7/1/08                Y                   7/1/08                   12                  0            CMT
     4464763855           6/1/08                N                   6/1/08                   12                  0            CMT
     4464779422           8/1/08                Y                   8/1/08                   12                  0            CMT
     4464793183           8/1/08                N                   8/1/08                   12                  0            CMT
     4464840208           9/1/08                Y                   9/1/08                   12                  0            CMT
     4464894890           7/1/08                N                   7/1/08                   12                  0            CMT
     4465054957           8/1/08                N                   8/1/08                   12                  0            CMT
     4465055004           8/1/08                N                   8/1/08                   12                  0            CMT
     4465060780           9/1/08                N                   9/1/08                   12                  0            CMT
     4465062919          10/1/08                N                  10/1/08                   12                  0            CMT
     4465065821           8/1/08                N                   8/1/08                   12                  0            CMT
     4465199463           8/1/08                N                   8/1/08                   12                  0            CMT
     4465200287           7/1/08                N                   7/1/08                   12                  0            CMT
     4465229302           7/1/08                N                   7/1/08                   12                  0            CMT
     4465243063          11/1/08                N                  11/1/08                   12                  0            CMT
     4465254557           8/1/08                N                   8/1/08                   12                  0            CMT
     4465259259           8/1/08                N                   8/1/08                   12                  0            CMT
     4465285346           8/1/08                N                   8/1/08                   12                  0            CMT
     4465285825           8/1/08                N                   8/1/08                   12                  0            CMT
     4465325837           9/1/08                N                   9/1/08                   12                  0            CMT
     4465328096           8/1/08                N                   8/1/08                   12                  0            CMT
     4465373803          11/1/08                N                  11/1/08                   12                  0            CMT
     4465406835          10/1/08                N                  10/1/08                   12                  0            CMT
     4465436501          10/1/08                N                  10/1/08                   12                  0            CMT
     4465511964          11/1/08                Y                  11/1/08                   12                  0            CMT
     4465518936          10/1/08                N                  10/1/08                   12                  0            CMT
     4465534032           9/1/08                N                   9/1/08                   12                  0            CMT
     4465536276          10/1/08                N                  10/1/08                   12                  0            CMT
     4465576314          10/1/08                N                  10/1/08                   12                  0            CMT
     4465588301          10/1/08                N                  10/1/08                   12                  0            CMT
     4465864207           1/1/09                N                   1/1/09                   12                  0            CMT
     4465883280          12/1/08                N                  12/1/08                   12                  0            CMT
     4465929141           2/1/09                N                   2/1/09                   12                  0            CMT
     4465934166           1/1/09                N                   1/1/09                   12                  0            CMT
     4465939348           2/1/09                N                   2/1/09                   12                  0            CMT
     4465962357           6/1/09                N                   6/1/09                   12                  0            CMT
     4465963645           2/1/09                N                   2/1/09                   12                  0            CMT
     4466034883           4/1/09                N                   4/1/09                   12                  0            CMT
     4466040914           4/1/09                N                   4/1/09                   12                  0            CMT
     4466103589          12/1/08                Y                  12/1/08                   12                  0            CMT
     4466361187           3/1/09                N                   3/1/09                   12                  0            CMT
     4466563675           1/1/09                N                   1/1/09                   12                  0            CMT
     4466616176           3/1/09                N                   3/1/09                   12                  0            CMT
     4561328065           2/1/07                N                   2/1/07                   12                  0            CMT
     4561508674          10/1/07                N                  10/1/07                   12                  0            CMT
     4562297012           4/1/07                N                   4/1/07                   12                  0            CMT
     4562319964           4/1/08                Y                   4/1/08                   12                  0            CMT
     4563082702           5/1/08                Y                   5/1/08                   12                  0            CMT
     4563365404           4/1/08                N                   4/1/08                   12                  0            CMT
     4563372491           6/1/08                N                   6/1/08                   12                  0            CMT
     4563382243           8/1/08                Y                   8/1/08                   12                  0            CMT
     4563529025           2/1/08                N                   2/1/08                   12                  0            CMT
     4563688086           8/1/08                N                   8/1/08                   12                  0            CMT
     4563743964           2/1/08                N                   2/1/08                   12                  0            CMT
     4563793100           2/1/08                N                   2/1/08                   12                  0            CMT
     4563869223           5/1/08                N                   5/1/08                   12                  0            CMT
     4563907445           4/1/08                N                   4/1/08                   12                  0            CMT
     4563990102           3/1/08                N                   3/1/08                   12                  0            CMT
     4564052746           3/1/08                N                   3/1/08                   12                  0            CMT
     4564085019           4/1/08                N                   4/1/08                   12                  0            CMT
     4564137299           4/1/08                Y                   4/1/08                   12                  0            CMT
     4564144923           5/1/08                N                   5/1/08                   12                  0            CMT
     4564146373           8/1/08                N                   8/1/08                   12                  0            CMT
     4564153528           5/1/08                N                   5/1/08                   12                  0            CMT
     4564206508           5/1/08                N                   5/1/08                   12                  0            CMT
     4564235473           4/1/08                N                   4/1/08                   12                  0            CMT
     4564235952           4/1/08                N                   4/1/08                   12                  0            CMT
     4564297051           4/1/08                N                   4/1/08                   12                  0            CMT
     4564381145           4/1/08                N                   4/1/08                   12                  0            CMT
     4564396523           6/1/08                Y                   6/1/08                   12                  0            CMT
     4564401232           5/1/08                N                   5/1/08                   12                  0            CMT
     4564487389           5/1/08                N                   5/1/08                   12                  0            CMT
     4564510115           6/1/08                N                   6/1/08                   12                  0            CMT
     4564528711           5/1/08                N                   5/1/08                   12                  0            CMT
     4564530659           6/1/08                N                   6/1/08                   12                  0            CMT
     4564588954           7/1/08                N                   7/1/08                   12                  0            CMT
     4564631887           5/1/08                N                   5/1/08                   12                  0            CMT
     4564641159           5/1/08                N                   5/1/08                   12                  0            CMT
     4564641944           6/1/08                N                   6/1/08                   12                  0            CMT
     4564707869           6/1/08                N                   6/1/08                   12                  0            CMT
     4564746131           9/1/08                Y                   9/1/08                   12                  0            CMT
     4564776872           8/1/08                N                   8/1/08                   12                  0            CMT
     4564787432           8/1/08                N                   8/1/08                   12                  0            CMT
     4564793604           8/1/08                N                   8/1/08                   12                  0            CMT
     4564829713           6/1/08                N                   6/1/08                   12                  0            CMT
     4564832949           8/1/08                N                   8/1/08                   12                  0            CMT
     4564903575           6/1/08                N                   6/1/08                   12                  0            CMT
     4565012442           9/1/08                N                   9/1/08                   12                  0            CMT
     4565044668           7/1/08                N                   7/1/08                   12                  0            CMT
     4565047570           7/1/08                N                   7/1/08                   12                  0            CMT
     4565057942           9/1/08                N                   9/1/08                   12                  0            CMT
     4565060698           8/1/08                N                   8/1/08                   12                  0            CMT
     4565061225           9/1/08                N                   9/1/08                   12                  0            CMT
     4565062173           8/1/08                N                   8/1/08                   12                  0            CMT
     4565094424           8/1/08                N                   8/1/08                   12                  0            CMT
     4565159367          10/1/08                N                  10/1/08                   12                  0            CMT
     4565159847           9/1/08                N                   9/1/08                   12                  0            CMT
     4565219328           8/1/08                N                   8/1/08                   12                  0            CMT
     4565253343           8/1/08                N                   8/1/08                   12                  0            CMT
     4565261890           7/1/08                N                   7/1/08                   12                  0            CMT
     4565314566           9/1/08                N                   9/1/08                   12                  0            CMT
     4565315233           8/1/08                N                   8/1/08                   12                  0            CMT
     4565318450           8/1/08                N                   8/1/08                   12                  0            CMT
     4565318591           9/1/08                N                   9/1/08                   12                  0            CMT
     4565323641           9/1/08                N                   9/1/08                   12                  0            CMT
     4565438829           9/1/08                N                   9/1/08                   12                  0            CMT
     4565504588           3/1/09                N                   3/1/09                   12                  0            CMT
     4565527613           3/1/09                Y                   3/1/09                   12                  0            CMT
     4565580265           9/1/08                N                   9/1/08                   12                  0            CMT
     4565611672          11/1/08                N                  11/1/08                   12                  0            CMT
     4565627108          11/1/08                N                  11/1/08                   12                  0            CMT
     4565658483          11/1/08                N                  11/1/08                   12                  0            CMT
     4565686054          11/1/08                Y                  11/1/08                   12                  0            CMT
     4565729599          12/1/08                N                  12/1/08                   12                  0            CMT
     4565754423          12/1/08                N                  12/1/08                   12                  0            CMT
     4565786649          12/1/08                N                  12/1/08                   12                  0            CMT
     4565852607           2/1/09                N                   2/1/09                   12                  0            CMT
     4565867647           2/1/09                N                   2/1/09                   12                  0            CMT
     4565916113           1/1/09                N                   1/1/09                   12                  0            CMT
     4566034031           1/1/09                N                   1/1/09                   12                  0            CMT
     4566035293           1/1/09                N                   1/1/09                   12                  0            CMT
     4566042307           4/1/09                N                   4/1/09                   12                  0            CMT
     4566238590          12/1/08                N                  12/1/08                   12                  0            CMT
     4566283968           1/1/09                N                   1/1/09                   12                  0            CMT
     4566323830           2/1/09                N                   2/1/09                   12                  0            CMT
     4566352045           1/1/09                N                   1/1/09                   12                  0            CMT
     4566373736           6/1/09                Y                   6/1/09                   12                  0            CMT
     4566509503           1/1/09                N                   1/1/09                   12                  0            CMT
     4566728970           2/1/09                N                   2/1/09                   12                  0            CMT
     4660937071           5/1/06                N                   5/1/06                   12                  0            CMT
     4660985351           6/1/06                N                   6/1/06                   12                  0            CMT
     4661038630           5/1/06                N                   5/1/06                   12                  0            CMT
     4663299669           4/1/08                Y                   4/1/08                   12                  0            CMT
     4663359760           2/1/08                N                   2/1/08                   12                  0            CMT
     4663547711           3/1/08                N                   3/1/08                   12                  0            CMT
     4663650267           2/1/08                N                   2/1/08                   12                  0            CMT
     4663860999           4/1/08                N                   4/1/08                   12                  0            CMT
     4663891952           4/1/08                N                   4/1/08                   12                  0            CMT
     4663908814           3/1/08                N                   3/1/08                   12                  0            CMT
     4663984328           4/1/08                N                   4/1/08                   12                  0            CMT
     4663998385           3/1/08                N                   3/1/08                   12                  0            CMT
     4664022987           5/1/08                N                   5/1/08                   12                  0            CMT
     4664030949           4/1/08                N                   4/1/08                   12                  0            CMT
     4664040047           4/1/08                N                   4/1/08                   12                  0            CMT
     4664113901           5/1/08                N                   5/1/08                   12                  0            CMT
     4664297753           7/1/08                N                   7/1/08                   12                  0            CMT
     4664363852           5/1/08                N                   5/1/08                   12                  0            CMT
     4664398700           8/1/08                Y                   8/1/08                   12                  0            CMT
     4664401314           7/1/08                Y                   7/1/08                   12                  0            CMT
     4664406941           6/1/08                N                   6/1/08                   12                  0            CMT
     4664487636           4/1/08                N                   4/1/08                   12                  0            CMT
     4664509488           8/1/08                Y                   8/1/08                   12                  0            CMT
     4664521038           5/1/08                N                   5/1/08                   12                  0            CMT
     4664524560           6/1/08                N                   6/1/08                   12                  0            CMT
     4664569276           5/1/08                N                   5/1/08                   12                  0            CMT
     4664588557           6/1/08                Y                   6/1/08                   12                  0            CMT
     4664626464           5/1/08                N                   5/1/08                   12                  0            CMT
     4664638311           5/1/08                N                   5/1/08                   12                  0            CMT
     4664652072           7/1/08                N                   7/1/08                   12                  0            CMT
     4664676196           7/1/08                N                   7/1/08                   12                  0            CMT
     4664681691           8/1/08                Y                   8/1/08                   12                  0            CMT
     4664690460           9/1/08                N                   9/1/08                   12                  0            CMT
     4664706340           5/1/08                N                   5/1/08                   12                  0            CMT
     4664783760           8/1/08                Y                   8/1/08                   12                  0            CMT
     4664828334           7/1/08                N                   7/1/08                   12                  0            CMT
     4664829597           6/1/08                N                   6/1/08                   12                  0            CMT
     4665009918          10/1/08                N                  10/1/08                   12                  0            CMT
     4665010569           9/1/08                Y                   9/1/08                   12                  0            CMT
     4665017051          10/1/08                N                  10/1/08                   12                  0            CMT
     4665057859           9/1/08                N                   9/1/08                   12                  0            CMT
     4665064046           8/1/08                Y                   8/1/08                   12                  0            CMT
     4665193464          11/1/08                N                  11/1/08                   12                  0            CMT
     4665272193           8/1/08                N                   8/1/08                   12                  0            CMT
     4665285955           8/1/08                N                   8/1/08                   12                  0            CMT
     4665296036           9/1/08                N                   9/1/08                   12                  0            CMT
     4665314813           8/1/08                N                   8/1/08                   12                  0            CMT
     4665324671           9/1/08                N                   9/1/08                   12                  0            CMT
     4665380434          10/1/08                N                  10/1/08                   12                  0            CMT
     4665403095          10/1/08                N                  10/1/08                   12                  0            CMT
     4665405702          10/1/08                Y                  10/1/08                   12                  0            CMT
     4665410728          11/1/08                N                  11/1/08                   12                  0            CMT
     4665515674          10/1/08                N                  10/1/08                   12                  0            CMT
     4665620839          10/1/08                N                  10/1/08                   12                  0            CMT
     4665690519          10/1/08                N                  10/1/08                   12                  0            CMT
     4665839983           1/1/09                N                   1/1/09                   12                  0            CMT
     4665867380           1/1/09                Y                   1/1/09                   12                  0            CMT
     4665962207          12/1/08                Y                  12/1/08                   12                  0            CMT
     4666032299           1/1/09                N                   1/1/09                   12                  0            CMT
     4666050622           3/1/09                N                   3/1/09                   12                  0            CMT
     4666067006           1/1/09                N                   1/1/09                   12                  0            CMT
     4666173390           4/1/09                N                   4/1/09                   12                  0            CMT
     4666374006           1/1/09                N                   1/1/09                   12                  0            CMT
     4710531320           5/1/07                N                   5/1/07                   12                  0            CMT
     4760939902           5/1/06                N                   5/1/06                   12                  0            CMT
     4763082668           9/1/08                N                   9/1/08                   12                  0            CMT
     4763616325           3/1/08                N                   3/1/08                   12                  0            CMT
     4763890433           4/1/08                N                   4/1/08                   12                  0            CMT
     4763910496           4/1/08                N                   4/1/08                   12                  0            CMT
     4763959121           4/1/09                N                   4/1/09                   12                  0            CMT
     4763983733           3/1/08                N                   3/1/08                   12                  0            CMT
     4764025831           4/1/08                N                   4/1/08                   12                  0            CMT
     4764053403           4/1/08                N                   4/1/08                   12                  0            CMT
     4764056596           3/1/08                N                   3/1/08                   12                  0            CMT
     4764064558           4/1/08                N                   4/1/08                   12                  0            CMT
     4764128239           5/1/08                N                   5/1/08                   12                  0            CMT
     4764141976           5/1/08                N                   5/1/08                   12                  0            CMT
     4764200814           5/1/08                N                   5/1/08                   12                  0            CMT
     4764299287           7/1/08                N                   7/1/08                   12                  0            CMT
     4764377547           4/1/08                N                   4/1/08                   12                  0            CMT
     4764497600           5/1/08                N                   5/1/08                   12                  0            CMT
     4764512341           5/1/08                N                   5/1/08                   12                  0            CMT
     4764528537           7/1/08                N                   7/1/08                   12                  0            CMT
     4764552529           5/1/08                N                   5/1/08                   12                  0            CMT
     4764572899           5/1/08                N                   5/1/08                   12                  0            CMT
     4764575975           7/1/08                N                   7/1/08                   12                  0            CMT
     4764631877           6/1/08                N                   6/1/08                   12                  0            CMT
     4764641009           5/1/08                N                   5/1/08                   12                  0            CMT
     4764679496           8/1/08                Y                   8/1/08                   12                  0            CMT
     4764690998           8/1/08                N                   8/1/08                   12                  0            CMT
     4764705929          10/1/08                N                  10/1/08                   12                  0            CMT
     4764746121           7/1/08                N                   7/1/08                   12                  0            CMT
     4764783843           9/1/08                N                   9/1/08                   12                  0            CMT
     4764784171           8/1/08                N                   8/1/08                   12                  0            CMT
     4764784486           9/1/08                N                   9/1/08                   12                  0            CMT
     4764785947           7/1/08                N                   7/1/08                   12                  0            CMT
     4764797595           9/1/08                N                   9/1/08                   12                  0            CMT
     4764797769           9/1/08                N                   9/1/08                   12                  0            CMT
     4764825818           8/1/08                N                   8/1/08                   12                  0            CMT
     4764897114           8/1/08                N                   8/1/08                   12                  0            CMT
     4764916674           2/1/09                Y                   2/1/09                   12                  0            CMT
     4765004470           7/1/08                N                   7/1/08                   12                  0            CMT
     4765062338           8/1/08                N                   8/1/08                   12                  0            CMT
     4765067659           9/1/08                Y                   9/1/08                   12                  0            CMT
     4765096658           8/1/08                N                   8/1/08                   12                  0            CMT
     4765110301          10/1/08                N                  10/1/08                   12                  0            CMT
     4765112851           9/1/08                N                   9/1/08                   12                  0            CMT
     4765182367          11/1/08                N                  11/1/08                   12                  0            CMT
     4765220308           7/1/08                N                   7/1/08                   12                  0            CMT
     4765245685           8/1/08                N                   8/1/08                   12                  0            CMT
     4765251857          10/1/08                N                  10/1/08                   12                  0            CMT
     4765256245           8/1/08                N                   8/1/08                   12                  0            CMT
     4765284916           9/1/08                N                   9/1/08                   12                  0            CMT
     4765316650           9/1/08                N                   9/1/08                   12                  0            CMT
     4765316791           8/1/08                N                   8/1/08                   12                  0            CMT
     4765326683           8/1/08                N                   8/1/08                   12                  0            CMT
     4765440617          10/1/08                N                  10/1/08                   12                  0            CMT
     4765531472           9/1/08                N                   9/1/08                   12                  0            CMT
     4765686979          11/1/08                Y                  11/1/08                   12                  0            CMT
     4765786290          12/1/08                N                  12/1/08                   12                  0            CMT
     4765841418           1/1/09                N                   1/1/09                   12                  0            CMT
     4765852084           1/1/09                N                   1/1/09                   12                  0            CMT
     4765895174           1/1/09                N                   1/1/09                   12                  0            CMT
     4765895208           1/1/09                N                   1/1/09                   12                  0            CMT
     4765897584           1/1/09                N                   1/1/09                   12                  0            CMT
     4766070629           4/1/09                N                   4/1/09                   12                  0            CMT
     4766102539          10/1/08                N                  10/1/08                   12                  0            CMT
     4766240867           1/1/09                Y                   1/1/09                   12                  0            CMT
     4766370813          12/1/08                N                  12/1/08                   12                  0            CMT
     4766505608           1/1/09                N                   1/1/09                   12                  0            CMT
     4766506242          12/1/08                N                  12/1/08                   12                  0            CMT
     4766681227           2/1/09                N                   2/1/09                   12                  0            CMT
     4766740965           3/1/09                N                   3/1/09                   12                  0            CMT
     4766743423           2/1/09                Y                   2/1/09                   12                  0            CMT
     4863785186           6/1/08                N                   6/1/08                   12                  0            CMT
     4863991917           4/1/08                N                   4/1/08                   12                  0            CMT
     4863999662           4/1/08                N                   4/1/08                   12                  0            CMT
     4864049418           3/1/08                N                   3/1/08                   12                  0            CMT
     4864056223           4/1/08                N                   4/1/08                   12                  0            CMT
     4864063039           3/1/08                N                   3/1/08                   12                  0            CMT
     4864085057           3/1/08                N                   3/1/08                   12                  0            CMT
     4864151800           5/1/08                N                   5/1/08                   12                  0            CMT
     4864153251           5/1/08                N                   5/1/08                   12                  0            CMT
     4864170578           4/1/08                N                   4/1/08                   12                  0            CMT
     4864172194           5/1/08                Y                   5/1/08                   12                  0            CMT
     4864203296           5/1/08                N                   5/1/08                   12                  0            CMT
     4864303740           6/1/08                Y                   6/1/08                   12                  0            CMT
     4864376951           4/1/08                N                   4/1/08                   12                  0            CMT
     4864397718           6/1/08                Y                   6/1/08                   12                  0            CMT
     4864400157           6/1/08                Y                   6/1/08                   12                  0            CMT
     4864461548           6/1/08                N                   6/1/08                   12                  0            CMT
     4864493939           5/1/08                N                   5/1/08                   12                  0            CMT
     4864496676           4/1/08                N                   4/1/08                   12                  0            CMT
     4864498292           8/1/08                N                   8/1/08                   12                  0            CMT
     4864527017           5/1/08                N                   5/1/08                   12                  0            CMT
     4864571684           7/1/08                N                   7/1/08                   12                  0            CMT
     4864574316           5/1/08                N                   5/1/08                   12                  0            CMT
     4864588688           7/1/08                N                   7/1/08                   12                  0            CMT
     4864642824           6/1/08                N                   6/1/08                   12                  0            CMT
     4864699667           6/1/08                N                   6/1/08                   12                  0            CMT
     4864747466           9/1/08                Y                   9/1/08                   12                  0            CMT
     4864767415           9/1/08                N                   9/1/08                   12                  0            CMT
     4864776804           7/1/08                Y                   7/1/08                   12                  0            CMT
     4864788932           8/1/08                N                   8/1/08                   12                  0            CMT
     4864797701           9/1/08                N                   9/1/08                   12                  0            CMT
     4864834777           9/1/08                N                   9/1/08                   12                  0            CMT
     4864904620           6/1/08                N                   6/1/08                   12                  0            CMT
     4864963915           8/1/08                N                   8/1/08                   12                  0            CMT
     4864964558          10/1/08                N                  10/1/08                   12                  0            CMT
     4864972031           2/1/09                N                   2/1/09                   12                  0            CMT
     4865011532           9/1/08                N                   9/1/08                   12                  0            CMT
     4865042941           7/1/08                Y                   7/1/08                   12                  0            CMT
     4865065462           8/1/08                Y                   8/1/08                   12                  0            CMT
     4865069522           8/1/08                N                   8/1/08                   12                  0            CMT
     4865070173           8/1/08                N                   8/1/08                   12                  0            CMT
     4865070207           9/1/08                N                   9/1/08                   12                  0            CMT
     4865075529           8/1/08                N                   8/1/08                   12                  0            CMT
     4865098976           7/1/08                N                   7/1/08                   12                  0            CMT
     4865215950           8/1/08                N                   8/1/08                   12                  0            CMT
     4865232658           8/1/08                N                   8/1/08                   12                  0            CMT
     4865255824           9/1/08                N                   9/1/08                   12                  0            CMT
     4865256772           9/1/08                N                   9/1/08                   12                  0            CMT
     4865283222           9/1/08                Y                   9/1/08                   12                  0            CMT
     4865286449           9/1/08                N                   9/1/08                   12                  0            CMT
     4865314324           9/1/08                N                   9/1/08                   12                  0            CMT
     4865322392           8/1/08                N                   8/1/08                   12                  0            CMT
     4865325643           8/1/08                N                   8/1/08                   12                  0            CMT
     4865325783           9/1/08                N                   9/1/08                   12                  0            CMT
     4865326005           8/1/08                N                   8/1/08                   12                  0            CMT
     4865335360           9/1/08                N                   9/1/08                   12                  0            CMT
     4865337770           9/1/08                N                   9/1/08                   12                  0            CMT
     4865470787          12/1/08                Y                  12/1/08                   12                  0            CMT
     4865513420          10/1/08                N                  10/1/08                   12                  0            CMT
     4865514378          10/1/08                N                  10/1/08                   12                  0            CMT
     4865578530           9/1/08                N                   9/1/08                   12                  0            CMT
     4865581930          10/1/08                N                  10/1/08                   12                  0            CMT
     4865612073          10/1/08                N                  10/1/08                   12                  0            CMT
     4865640264           2/1/09                N                   2/1/09                   12                  0            CMT
     4865642989           1/1/09                N                   1/1/09                   12                  0            CMT
     4865663126          12/1/08                N                  12/1/08                   12                  0            CMT
     4865669115           9/1/08                N                   9/1/08                   12                  0            CMT
     4865777322           2/1/09                N                   2/1/09                   12                  0            CMT
     4865792230          12/1/08                N                  12/1/08                   12                  0            CMT
     4865858809           1/1/09                N                   1/1/09                   12                  0            CMT
     4865860607           1/1/09                N                   1/1/09                   12                  0            CMT
     4865924114           1/1/09                N                   1/1/09                   12                  0            CMT
     4865924874          12/1/08                N                  12/1/08                   12                  0            CMT
     4865933479           1/1/09                N                   1/1/09                   12                  0            CMT
     4865955183           2/1/09                N                   2/1/09                   12                  0            CMT
     4865961975           1/1/09                Y                   1/1/09                   12                  0            CMT
     4866034418           2/1/09                N                   2/1/09                   12                  0            CMT
     4866134523           1/1/09                N                   1/1/09                   12                  0            CMT
     4866188313          12/1/08                Y                  12/1/08                   12                  0            CMT
     4866285481          11/1/08                N                  11/1/08                   12                  0            CMT
     4866321807           2/1/09                N                   2/1/09                   12                  0            CMT
     4866428990           1/1/09                N                   1/1/09                   12                  0            CMT
     4866540653           3/1/09                Y                   3/1/09                   12                  0            CMT
     4866676119           2/1/09                Y                   2/1/09                   12                  0            CMT
     4960933424           5/1/06                N                   5/1/06                   12                  0            CMT
     4963080249           5/1/08                Y                   5/1/08                   12                  0            CMT
     4963684826           5/1/08                N                   5/1/08                   12                  0            CMT
     4963892353           4/1/08                Y                   4/1/08                   12                  0            CMT
     4963908852           4/1/08                N                   4/1/08                   12                  0            CMT
     4963985173           4/1/08                N                   4/1/08                   12                  0            CMT
     4963992328           3/1/08                N                   3/1/08                   12                  0            CMT
     4963992948           3/1/08                N                   3/1/08                   12                  0            CMT
     4964114138           4/1/08                N                   4/1/08                   12                  0            CMT
     4964132437           6/1/08                N                   6/1/08                   12                  0            CMT
     4964193488           4/1/08                N                   4/1/08                   12                  0            CMT
     4964198834           5/1/08                N                   5/1/08                   12                  0            CMT
     4964234647           4/1/08                N                   4/1/08                   12                  0            CMT
     4964235768           5/1/08                N                   5/1/08                   12                  0            CMT
     4964364733           7/1/08                N                   7/1/08                   12                  0            CMT
     4964397006           5/1/08                N                   5/1/08                   12                  0            CMT
     4964495156           5/1/08                N                   5/1/08                   12                  0            CMT
     4964526562          10/1/08                Y                  10/1/08                   12                  0            CMT
     4964569653           5/1/08                N                   5/1/08                   12                  0            CMT
     4964570503           5/1/08                N                   5/1/08                   12                  0            CMT
     4964571287           6/1/08                N                   6/1/08                   12                  0            CMT
     4964575205           6/1/08                N                   6/1/08                   12                  0            CMT
     4964588315           7/1/08                N                   7/1/08                   12                  0            CMT
     4964593331           8/1/08                Y                   8/1/08                   12                  0            CMT
     4964622643           5/1/08                N                   5/1/08                   12                  0            CMT
     4964640322           6/1/08                N                   6/1/08                   12                  0            CMT
     4964676268           7/1/08                N                   7/1/08                   12                  0            CMT
     4964707840           6/1/08                N                   6/1/08                   12                  0            CMT
     4964720967           5/1/08                N                   5/1/08                   12                  0            CMT
     4964794368           8/1/08                Y                   8/1/08                   12                  0            CMT
     4964796017           7/1/08                Y                   7/1/08                   12                  0            CMT
     4964800702           9/1/08                N                   9/1/08                   12                  0            CMT
     4964906947           6/1/08                N                   6/1/08                   12                  0            CMT
     4964916359           2/1/09                N                   2/1/09                   12                  0            CMT
     4964947933           8/1/08                Y                   8/1/08                   12                  0            CMT
     4965009162           9/1/08                N                   9/1/08                   12                  0            CMT
     4965060199           8/1/08                Y                   8/1/08                   12                  0            CMT
     4965060983           9/1/08                N                   9/1/08                   12                  0            CMT
     4965065370           9/1/08                N                   9/1/08                   12                  0            CMT
     4965159207           9/1/08                N                   9/1/08                   12                  0            CMT
     4965197082           1/1/09                N                   1/1/09                   12                  0            CMT
     4965201157           7/1/08                N                   7/1/08                   12                  0            CMT
     4965232392           8/1/08                N                   8/1/08                   12                  0            CMT
     4965283924          10/1/08                Y                  10/1/08                   12                  0            CMT
     4965284088           8/1/08                N                   8/1/08                   12                  0            CMT
     4965285713          10/1/08                N                  10/1/08                   12                  0            CMT
     4965303987           9/1/08                N                   9/1/08                   12                  0            CMT
     4965324264           8/1/08                N                   8/1/08                   12                  0            CMT
     4965355987          10/1/08                Y                  10/1/08                   12                  0            CMT
     4965405600           9/1/08                N                   9/1/08                   12                  0            CMT
     4965510730          12/1/08                N                  12/1/08                   12                  0            CMT
     4965522693           2/1/09                Y                   2/1/09                   12                  0            CMT
     4965574389          10/1/08                N                  10/1/08                   12                  0            CMT
     4965620901          10/1/08                N                  10/1/08                   12                  0            CMT
     4965663174          12/1/08                Y                  12/1/08                   12                  0            CMT
     4965756333          12/1/08                N                  12/1/08                   12                  0            CMT
     4965855010           2/1/09                N                   2/1/09                   12                  0            CMT
     4965856927           2/1/09                N                   2/1/09                   12                  0            CMT
     4965894498           1/1/09                N                   1/1/09                   12                  0            CMT
     4965896931           2/1/09                N                   2/1/09                   12                  0            CMT
     4966033039           2/1/09                Y                   2/1/09                   12                  0            CMT
     4966286850          12/1/08                N                  12/1/08                   12                  0            CMT
     4966344683          12/1/08                N                  12/1/08                   12                  0            CMT
     4966387633           2/1/09                N                   2/1/09                   12                  0            CMT
     4966616544           3/1/09                N                   3/1/09                   12                  0            CMT
     5000033901           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000034412           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000046606           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000046804           3/1/09                N                   3/1/09                   12                  0            CMT
     5000048073           3/1/09                Y                   3/1/09                   12                  0            CMT
     5000050574           4/1/09                N                   4/1/09                   12                  0            CMT
     5000055011           5/1/09                N                   5/1/09                   12                  0            CMT
     5000065556           4/1/09                N                   4/1/09                   12                  0            CMT
     5000066463           5/1/09                N                   5/1/09                   12                  0            CMT
     5000069574           4/1/09                N                   4/1/09                   12                  0            CMT
     5000086289           5/1/09                N                   5/1/09                   12                  0            CMT
     5000090968           4/1/09                N                   4/1/09                   12                  0            CMT
     5000094549           4/1/09                N                   4/1/09                   12                  0            CMT
     5000113083           5/1/09                N                   5/1/09                   12                  0            CMT
     5000114834           7/1/09                N                   7/1/09                   12                  0            CMT
     5000115609           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000119585           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000119999           5/1/09                N                   5/1/09                   12                  0            CMT
     5000120187           6/1/09                N                   6/1/09                   12                  0            CMT
     5000124650           5/1/09                N                   5/1/09                   12                  0            CMT
     5000126564           5/1/09                N                   5/1/09                   12                  0            CMT
     5000126796           4/1/09                N                   4/1/09                   12                  0            CMT
     5000126960           4/1/09                N                   4/1/09                   12                  0            CMT
     5000129428           4/1/09                N                   4/1/09                   12                  0            CMT
     5000129832           5/1/09                N                   5/1/09                   12                  0            CMT
     5000132802           6/1/09                N                   6/1/09                   12                  0            CMT
     5000156173           4/1/09                N                   4/1/09                   12                  0            CMT
     5000162676           4/1/09                N                   4/1/09                   12                  0            CMT
     5000162684           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000164250           5/1/09                N                   5/1/09                   12                  0            CMT
     5000164755           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000175702           4/1/06                N                   4/1/06                   12                  0            CMT
     5000178631           5/1/09                N                   5/1/09                   12                  0            CMT
     5000185149           5/1/09                N                   5/1/09                   12                  0            CMT
     5000189539           5/1/09                N                   5/1/09                   12                  0            CMT
     5000199728           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000202696           6/1/09                Y                   6/1/09                   12                  0            CMT
     5000234327           6/1/09                N                   6/1/09                   12                  0            CMT
     5000234640           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000235944           6/1/09                N                   6/1/09                   12                  0            CMT
     5000236298           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000236439           5/1/09                N                   5/1/09                   12                  0            CMT
     5000242346           5/1/09                N                   5/1/09                   12                  0            CMT
     5000242551           6/1/09                N                   6/1/09                   12                  0            CMT
     5000245141           5/1/09                N                   5/1/09                   12                  0            CMT
     5000250604           4/1/09                N                   4/1/09                   12                  0            CMT
     5000251545           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000252766           4/1/09                N                   4/1/09                   12                  0            CMT
     5000254168           5/1/09                N                   5/1/09                   12                  0            CMT
     5000254200           4/1/09                N                   4/1/09                   12                  0            CMT
     5000254861           5/1/09                N                   5/1/09                   12                  0            CMT
     5000260611           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000262948           3/1/09                N                   3/1/09                   12                  0            CMT
     5000265131           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000265826           4/1/09                N                   4/1/09                   12                  0            CMT
     5000267780           3/1/09                N                   3/1/09                   12                  0            CMT
     5000268606           4/1/09                N                   4/1/09                   12                  0            CMT
     5000268747           4/1/09                N                   4/1/09                   12                  0            CMT
     5000268820           3/1/09                N                   3/1/09                   12                  0            CMT
     5000269059           3/1/09                N                   3/1/09                   12                  0            CMT
     5000269984           3/1/09                N                   3/1/09                   12                  0            CMT
     5000271717           4/1/09                N                   4/1/09                   12                  0            CMT
     5000271741           3/1/09                N                   3/1/09                   12                  0            CMT
     5000274174           4/1/09                N                   4/1/09                   12                  0            CMT
     5000274265           4/1/09                N                   4/1/09                   12                  0            CMT
     5000274422           4/1/09                N                   4/1/09                   12                  0            CMT
     5000274638           4/1/09                N                   4/1/09                   12                  0            CMT
     5000320191           3/1/09                Y                   3/1/09                   12                  0            CMT
     5000350552           4/1/09                N                   4/1/09                   12                  0            CMT
     5000350842           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000357805           4/1/09                N                   4/1/09                   12                  0            CMT
     5000361435           6/1/09                Y                   6/1/09                   12                  0            CMT
     5000361633           4/1/09                N                   4/1/09                   12                  0            CMT
     5000362136           6/1/09                Y                   6/1/09                   12                  0            CMT
     5000369461           4/1/09                N                   4/1/09                   12                  0            CMT
     5000371335           5/1/09                N                   5/1/09                   12                  0            CMT
     5000374057           6/1/09                N                   6/1/09                   12                  0            CMT
     5000374412           7/1/09                Y                   7/1/09                   12                  0            CMT
     5000374495           8/1/09                N                   8/1/09                   12                  0            CMT
     5000375963           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000379379           7/1/09                N                   7/1/09                   12                  0            CMT
     5000387521           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000387687           4/1/09                N                   4/1/09                   12                  0            CMT
     5000395730           4/1/09                N                   4/1/09                   12                  0            CMT
     5000396498           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000396654           4/1/09                N                   4/1/09                   12                  0            CMT
     5000405471           3/1/09                N                   3/1/09                   12                  0            CMT
     5000405919           5/1/09                N                   5/1/09                   12                  0            CMT
     5000410117           3/1/09                N                   3/1/09                   12                  0            CMT
     5000428150           5/1/09                N                   5/1/09                   12                  0            CMT
     5000428598           4/1/09                N                   4/1/09                   12                  0            CMT
     5000438480           3/1/09                N                   3/1/09                   12                  0            CMT
     5000450196           4/1/09                N                   4/1/09                   12                  0            CMT
     5000459155           5/1/09                N                   5/1/09                   12                  0            CMT
     5000469519           4/1/09                N                   4/1/09                   12                  0            CMT
     5000471531           6/1/09                Y                   6/1/09                   12                  0            CMT
     5000481829           4/1/09                N                   4/1/09                   12                  0            CMT
     5000496199           3/1/09                N                   3/1/09                   12                  0            CMT
     5000534288           5/1/09                N                   5/1/09                   12                  0            CMT
     5000535335           5/1/09                N                   5/1/09                   12                  0            CMT
     5000536903           5/1/09                N                   5/1/09                   12                  0            CMT
     5000560457           4/1/09                N                   4/1/09                   12                  0            CMT
     5000561661           6/1/09                N                   6/1/09                   12                  0            CMT
     5000563543           6/1/09                Y                   6/1/09                   12                  0            CMT
     5000563915           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000571827           5/1/09                N                   5/1/09                   12                  0            CMT
     5000572015           5/1/09                N                   5/1/09                   12                  0            CMT
     5000575653           5/1/09                N                   5/1/09                   12                  0            CMT
     5000583376           7/1/09                N                   7/1/09                   12                  0            CMT
     5000584622           5/1/09                N                   5/1/09                   12                  0            CMT
     5000590363           5/1/09                N                   5/1/09                   12                  0            CMT
     5000590991           5/1/09                N                   5/1/09                   12                  0            CMT
     5000592187           5/1/09                N                   5/1/09                   12                  0            CMT
     5000592484           5/1/09                N                   5/1/09                   12                  0            CMT
     5000594084           5/1/09                N                   5/1/09                   12                  0            CMT
     5000599687           5/1/09                N                   5/1/09                   12                  0            CMT
     5000602424           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000610955           4/1/09                Y                   4/1/09                   12                  0            CMT
     5000616051           5/1/09                N                   5/1/09                   12                  0            CMT
     5000689017           6/1/09                N                   6/1/09                   12                  0            CMT
     5000744523           5/1/09                Y                   5/1/09                   12                  0            CMT
     5000800630           5/1/09                N                   5/1/09                   12                  0            CMT
     5000801463           5/1/09                N                   5/1/09                   12                  0            CMT
     5000802032           6/1/09                N                   6/1/09                   12                  0            CMT
     5000839844           5/1/09                N                   5/1/09                   12                  0            CMT
     5000845775           6/1/09                N                   6/1/09                   12                  0            CMT
     6011988810           2/1/10                N                   2/1/10                   12                  0            CMT
     6020213176           7/1/09                N                   7/1/09                   12                  0            CMT
     6047414609           8/1/10                N                   8/1/10                   12                  0            CMT
     6061879489           7/1/09                Y                   7/1/09                   12                  0            CMT
     6072090605           6/1/09                N                   6/1/09                   12                  0            CMT
     6119850151           6/1/09                N                   6/1/09                   12                  0            CMT
     6161815854           7/1/09                N                   7/1/09                   12                  0            CMT
     6164462530           6/1/09                N                   6/1/09                   12                  0            CMT
     6167558292           7/1/09                Y                   7/1/09                   12                  0            CMT
     6228371024           6/1/09                N                   6/1/09                   12                  0            CMT
     6249321289           7/1/09                N                   7/1/09                   12                  0            CMT
     6264557981           5/1/09                N                   5/1/09                   12                  0            CMT
     6266081360           7/1/09                N                   7/1/09                   12                  0            CMT
     6324491858           6/1/09                N                   6/1/09                   12                  0            CMT
     6324689964           6/1/09                N                   6/1/09                   12                  0            CMT
     6355398493           6/1/09                N                   6/1/09                   12                  0            CMT
     6407184479           7/1/09                N                   7/1/09                   12                  0            CMT
     6445036699           7/1/09                N                   7/1/09                   12                  0            CMT
     6464675724           7/1/09                N                   7/1/09                   12                  0            CMT
     6487530179           8/1/09                N                   8/1/09                   12                  0            CMT
     6492642399           7/1/09                N                   7/1/09                   12                  0            CMT
     6494284950           8/1/09                N                   8/1/09                   12                  0            CMT
     6494391672           6/1/09                N                   6/1/09                   12                  0            CMT
     6547642642           7/1/09                N                   7/1/09                   12                  0            CMT
     6565831507           7/1/09                Y                   7/1/09                   12                  0            CMT
     6569746875           7/1/09                N                   7/1/09                   12                  0            CMT
     6575032336          10/1/09                N                  10/1/09                   12                  0            CMT
     6577480475           6/1/09                N                   6/1/09                   12                  0            CMT
     6586885839           8/1/09                Y                   8/1/09                   12                  0            CMT
     6619568063           7/1/09                N                   7/1/09                   12                  0            CMT
     6643354282          11/1/09                Y                  11/1/09                   12                  0            CMT
     6644752070           6/1/09                N                   6/1/09                   12                  0            CMT
     6646182219           9/1/09                Y                   9/1/09                   12                  0            CMT
     6666208381           7/1/09                N                   7/1/09                   12                  0            CMT
     6687996394          10/1/09                N                  10/1/09                   12                  0            CMT
     6712590436           8/1/09                N                   8/1/09                   12                  0            CMT
     6723606924           7/1/09                N                   7/1/09                   12                  0            CMT
     6729012630           6/1/09                N                   6/1/09                   12                  0            CMT
     6797336036           6/1/09                N                   6/1/09                   12                  0            CMT
     6809791699           6/1/09                N                   6/1/09                   12                  0            CMT
     6903174974          12/1/09                N                  12/1/09                   12                  0            CMT
     6909420900           7/1/09                N                   7/1/09                   12                  0            CMT
     6959409654           7/1/09                N                   7/1/09                   12                  0            CMT
     6959791457          11/1/09                N                  11/1/09                   12                  0            CMT
     6988877129           6/1/09                N                   6/1/09                   12                  0            CMT
     6991835387           6/1/09                N                   6/1/09                   12                  0            CMT
      10135663            7/1/02                                    7/1/02                   12                  0            CMT
      10143535            9/1/02                                    9/1/02                   12                  0            CMT
      11672243            9/1/02                                    9/1/02                   12                  0            CMT
      11703303            7/1/06                                    7/1/06                   12                  0            CMT
      11720703            8/1/02                                    8/1/02                   12                  0            CMT

                                 EXHIBIT A-1

                        FORM OF CLASS A-1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS A-1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A-1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS A-1 CERTIFICATE

INITIAL CERTIFICATE RATE             APPROXIMATE AGGREGATE
PER ANNUM: ____% (1)                 INITIAL CERTIFICATE PRINCIPAL BALANCE
                                     OF THE CLASS A-1 CERTIFICATES AS OF THE
                                     CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM                              $25,000 AND $1 IN EXCESS
DENOMINATION:                        OF $25,000.

                                     APPROXIMATE AGGREGATE
DATE OF THE TRUST                    SCHEDULED PRINCIPAL BALANCE
AGREEMENT:                           AS OF THE CUT-OFF DATE OF THE
JULY 1, 2002                         MORTGAGE LOANS HELD BY THE TRUST:
                                     $455,735,933

CLOSING DATE:                        SERVICERS:
JULY 30, 2002                        BANK OF AMERICA, N.A.
                                     BANK ONE, N.A.

FIRST DISTRIBUTION DATE:
AUGUST 26, 2002

FINAL SCHEDULED                      TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031
                                     CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                               CUSIP NO.  _________

______________________________

(1) For each Distribution Date on or prior to the March, 2008 Distribution Date (the "Bond Reset Date"), the Certificate Rate on the Class A-1 Certificates will equal the lesser of (x) _____% per annum and (y) the weighted average of the mortgage interest rates on the Mortgage Loans (as of the second preceding Due Date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Weighted Average Net Rate"). For each Distribution Date after the Bond Reset Date, the Certificate Rate for the Class A-1 Certificates will be a per annum rate equal to the lesser of (x) the Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS A-1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-1 Certificates (the "Class A-1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass- Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A-1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2002                        JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A-1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                 EXHIBIT A-2

                        FORM OF CLASS A-2 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A-2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-2 CERTIFICATE


INITIAL CERTIFICATE RATE                   APPROXIMATE AGGREGATE
PER ANNUM:  _____% (1)                     INITIAL CERTIFICATE PRINCIPAL BALANCE
                                           OF THE CLASS A-2 CERTIFICATES AS OF
                                           THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM                                    $25,000 AND $1 IN EXCESS OF $25,000
DENOMINATION:

                                           APPROXIMATE AGGREGATE
DATE OF THE TRUST                          SCHEDULED PRINCIPAL BALANCE
AGREEMENT:                                 AS OF THE CUT-OFF DATE OF THE
JULY 1, 2002                               MORTGAGE LOANS HELD BY THE
                                           TRUST:  $455,735,933

CLOSING DATE:                              SERVICERS:
JULY 30, 2002                              BANK OF AMERICA, N.A.
                                           BANK ONE, N.A.

FIRST DISTRIBUTION DATE:
AUGUST 26, 2002

FINAL SCHEDULED                            TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

                                           CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                                     CUSIP NO.  _________

____________________

(1) For each Distribution Date on or prior to the Bond Reset Date, the Certificate Rate on the Class A-2 Certificates will equal the lesser of
      (x) _____% per annum and (y) the Weighted Average Net Rate. For each Distribution Date after the Bond Reset Date, the Certificate Rate on the Class A-2 Certificates will be a per annum rate equal to the lesser of (x) the Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-2 Certificates (the "Class A-2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass- Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A-2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2002                        JPMORGAN CHASE BANK,
                                                  as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS A-2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                 EXHIBIT A-3

                        FORM OF CLASS A-3 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A-3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-3 CERTIFICATE


INITIAL CERTIFICATE RATE                   APPROXIMATE AGGREGATE
PER ANNUM: _____% (1)                      INITIAL CERTIFICATE PRINCIPAL BALANCE
                                           OF THE CLASS A-3 CERTIFICATES AS OF
                                           THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM
DENOMINATION:                              $25,000 AND $1 IN EXCESS OF $25,000

                                           APPROXIMATE AGGREGATE
DATE OF THE TRUST                          SCHEDULED PRINCIPAL BALANCE
AGREEMENT:                                 AS OF THE CUT-OFF DATE OF THE
JULY 1, 2002                               MORTGAGE LOANS HELD BY THE
                                           TRUST:  $455,735,933

CLOSING DATE:                              SERVICERS:
JULY 30, 2002                              BANK OF AMERICA, N.A.
                                           BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                   TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                            CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                     CUSIP NO.  _________

_______________________

(1) For each Distribution Date on or prior to the Bond Reset Date, the Certificate Rate on the Class A-3 Certificates will equal the lesser of
      (x) _____% per annum and (y) the Weighted Average Net Rate. For each Distribution Date after the Bond Reset Date, the Certificate Rate on the Class A-3 Certificates will be a per annum rate equal to the lesser of (x) the Weighted Average Net Rate and (y) the one year CMT Rate plus 1.75%.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS A-3 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien
      Mortgage Loans formed and sold by

                      GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-3 Certificates (the "Class A-3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass- Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A-3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2002                        JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS A-3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT X

                         FORM OF CLASS X CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                              CLASS X CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTA TIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS RE QUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAY MENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO
THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAY MENTS) ON THE MORTGAGE LOANS.

THIS CLASS X CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                              CLASS X CERTIFICATE

INITIAL CERTIFICATE RATE:            APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE (1)                         AS OF THE CUT-OFF DATE:  $___________

PERCENTAGE INTEREST:  100%           APPROXIMATE AGGREGATE SCHEDULED
                                     PRINCIPAL BALANCE AS OF THE CUT-OFF
                                     DATE OF THE MORTGAGE LOANS HELD BY
                                     THE TRUST: $455,735,933

MINIMUM DENOMINATION:                $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                    SERVICERS:
AGREEMENT:                           BANK OF AMERICA, N.A.
JULY 1, 2002                         BANK ONE, N.A.

CLOSING DATE:                        TRUSTEE:  JPMORGAN CHASE BANK
JULY 30, 2002

FIRST DISTRIBUTION DATE:             CUSTODIAN:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                               CUSIP NO.  _________

___________________

(1) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A-1, Class A-2, Class A-3, Class B1, Class B2 and Class B3 Certificates (the "Class X Notional Amount"). On each Distribution Date, the Class X Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Weighted Average Net Rate over the Class A-1 Certificate Rate, (ii) the Weighted Average Net Rate over the Class A-2 Certificate Rate and (iii) the Weighted Average Net Rate over the Class A-3 Certificate Rate in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A-1, Class A-2 and Class A-3 Certificates, respectively. The holders of the Class X Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately _____% multiplied by the certificate balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip"), (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately % multiplied by the certificate balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip"), and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately % multiplied by the certificate balance of the Class B3 Certificates (the "Class B3 Interest Rate Strip" and together with the Class B1 Interest Rate Strip and the Class B2 Interest Rate Strip, the "Class B Stripped Amounts").

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                              CLASS X CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST
IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE
SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X Certificates (the "Class X Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X Certificates were issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X Certificates will be entitled to receive an amount equal to
(x) the sum of (i) the Weighted Average Net Rate over the Class A-1 Certificate Rate, (ii) the Weighted Average Net Rate over the Class A-2 Certificate Rate and (iii) the Weighted Average Net Rate over the Class A-3 Certificate Rate in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A-1, Class A-2 and Class A-3 Certificates, respectively. The holders of the Class X Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately 1.638% multiplied by the certificate balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip"), (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately _____% multiplied by the certificate balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip"), and (iii) in the case of the Class B3 Certificates, a fixed per annum percentage equal to approximately _____% multiplied by the certificate balance of the Class B3 Certificates (the "Class B3 Interest Rate Strip" and together with the Class B1 Interest Rate Strip and the Class B2 Interest Rate Strip, the "Class B Stripped Amounts"). The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immedi ately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denomina tions specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomina tion. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: July 30, 2002                        JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B1

                         FORM OF CLASS B1 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTA TIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS RE QUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAY MENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAY MENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANY ONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFI CATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                             CLASS B1 CERTIFICATE



INITIAL CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
_____% (1)                                  PRINCIPAL BALANCE OF THE CLASS B1
                                            CERTIFICATES: $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                       $250,000 AND $1 IN EXCESS OF
                                            $250,000

DATE OF THE TRUST                           APPROXIMATE AGGREGATE
AGREEMENT:                                  SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                AS OF THE CUT-OFF DATE OF THE
                                            MORTGAGE LOANS HELD BY THE
                                            TRUST: $455,735,933

CLOSING DATE:                               SERVICERS:
JULY 30, 2002                               BANK OF AMERICA, N.A.
                                            BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                    TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                             CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                      CUSIP NO.  _________

_______________________

(1) For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B1 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien
      Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immedi ately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denomina tions specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomina tion. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002                       JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                               AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B2

                         FORM OF CLASS B2 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                             CLASS B2 CERTIFICATE



INITIAL CERTIFICATE RATE:                   APPROXIMATE INITIAL CERTIFICATE
_____% (1)                                  PRINCIPAL BALANCE OF THE CLASS B2
                                            CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                       $250,000 AND $1 IN EXCESS OF
                                            $250,000

DATE OF THE TRUST                           APPROXIMATE AGGREGATE
AGREEMENT:                                  SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                AS OF THE CUT-OFF DATE OF THE
                                            MORTGAGE LOANS HELD BY THE
                                            TRUST:  $455,735,933

CLOSING DATE:                               SERVICERS:
JULY 30, 2002                               BANK OF AMERICA, N.A.
                                            BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                    TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                             CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                      CUSIP NO.  _________

______________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B2 Certificate will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B2 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                  CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.


         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002                       JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B3

                         FORM OF CLASS B3 CERTIFICATE


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS B3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR
FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                            CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE:                   AGGREGATE INITIAL CERTIFICATE
_____% (1)                                  PRINCIPAL BALANCE OF THE CLASS B3
                                            CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                       $250,000 AND $1 IN EXCESS
                                            OF $250,000

DATE OF THE TRUST                           APPROXIMATE AGGREGATE
AGREEMENT:                                  SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                AS OF THE CUT-OFF DATE OF THE
                                            MORTGAGE LOANS HELD BY THE
                                            TRUST:  $455,735,933

CLOSING DATE:                               SERVICERS:
JULY 30, 2002                               BANK OF AMERICA, N.A.
                                            BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                    TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                             CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                      CUSIP NO.  _________

______________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B3 Certificate will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound..

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002               JPMORGAN CHASE BANK,
                                         as Trustee


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JPMORGAN CHASE BANK,
                                         as Certificate Registrar


                                    By:_________________________________
                                         AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B4

                         FORM OF CLASS B4 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                             CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE:                    AGGREGATE INITIAL CERTIFICATE
_____% (1)                                   PRINCIPAL BALANCE OF THE CLASS B4
                                             CERTIFICATES:  $_______

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                        $250,000 AND $1 IN EXCESS
                                             OF $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE
AGREEMENT:                                   SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                 AS OF THE CUT-OFF DATE OF THE
                                             MORTGAGE LOANS HELD BY THE
                                             TRUST:  $455,735,933

CLOSING DATE:                                SERVICERS:
JULY 30, 2002                                BANK OF AMERICA, N.A.
                                             BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                     TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                              CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                       CUSIP NO.  _________


________________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B4 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

      GS Mortgage Loan Trust, Series 2002-7, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B4 Certificate") the principal sum of _______________ ____________________ UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

      The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      By receipt of this Certificate, the Holder is deemed to represent that:
(1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002                       JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B5

                         FORM OF CLASS B5 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B5 CERTIFICATE



THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFI CATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                             CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE:                    AGGREGATE INITIAL CERTIFICATE
_____% (1)                                   PRINCIPAL BALANCE OF THE CLASS B5
                                             CERTIFICATES:  $_______

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                        $250,000 AND $1 IN EXCESS
                                             OF $250,000

DATE OF THE TRUST                            APPROXIMATE AGGREGATE
AGREEMENT:                                   SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                 AS OF THE CUT-OFF DATE OF THE
                                             MORTGAGE LOANS HELD BY THE
                                             TRUST: $455,735,933

CLOSING DATE:                                SERVICERS:
JULY 30, 2002                                BANK OF AMERICA, N.A.
                                             BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                     TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                              CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                               CUSIP NO.  _________

____________________-

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B5 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


      GS Mortgage Loan Trust, Series 2002-7, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B5 Certificate") the principal sum of ____________ __________________ UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

      The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      By receipt of this Certificate, the Holder is deemed to represent that:
(1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002                       JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                                           CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT B6

                         FORM OF CLASS B6 CERTIFICATE


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B6 CERTIFICATE



THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR
FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7,
                             CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE:                      AGGREGATE INITIAL CERTIFICATE
_____% (1)                                     PRINCIPAL BALANCE OF THE CLASS B6
                                               CERTIFICATES:  $_______

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:                          $250,000 AND $1 IN EXCESS
                                               OF $250,000

DATE OF THE TRUST                              APPROXIMATE AGGREGATE
AGREEMENT:                                     SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                   AS OF THE CUT-OFF DATE OF THE
                                               MORTGAGE LOANS HELD BY THE
                                               TRUST: $455,735,933

CLOSING DATE:                                  SERVICERS:
JULY 30, 2002                                  BANK OF AMERICA, N.A.
                                               BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                       TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002

FINAL SCHEDULED                                CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2031

NO. __                                         CUSIP NO.  _________

______________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Class B Certificate Rate.

                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS B6 CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.


      GS Mortgage Loan Trust, Series 2002-7, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B6 Certificate") the principal sum of ____________ __________________________________________ UNITED STATES DOLLARS payable as set forth below and in the Trust Agreement referred to below.

      The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      By receipt of this Certificate, the Holder is deemed to represent that:
(1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      This Certificate was issued on July 30, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _____%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  July 30, 2002                       JPMORGAN CHASE BANK,
                                                     as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE
WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                 AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                  EXHIBIT R1

                         FORM OF CLASS R1 CERTIFICATE


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS R1 CERTIFICATE


ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANY ONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFI CATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                   GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS R1 CERTIFICATE


INITIAL CERTIFICATE RATE PER                AGGREGATE INITIAL CERTIFICATE
ANNUM: _____%1                              PRINCIPAL BALANCE OF THE CLASS R1
                                            CERTIFICATES:  $100

PERCENTAGE INTEREST:  _____%

DENOMINATION:  $___

DATE OF THE TRUST                           APPROXIMATE AGGREGATE
AGREEMENT:                                  SCHEDULED PRINCIPAL BALANCE
JULY 1, 2002                                AS OF THE CUT-OFF DATE OF THE
                                            MORTGAGE LOANS HELD BY THE
                                            TRUST:  $455,735,933

CLOSING DATE:                               SERVICERS:
JULY 30, 2002                               BANK OF AMERICA, N.A.
                                            BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                    TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002
                                            CUSTODIAN:  JPMORGAN CHASE BANK


NO. __                                      CUSIP NO.  _________






----------
1 The Certificate Rate will equal the Weighted Average Net Rate which for the initial Distribution Date will equal approximately _____%.



                        GS MORTGAGE SECURITIES CORP.
       MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-7
                            CLASS R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST
IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR
THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY
OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                            ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R1 Certificates (the "Class R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R1 Certificates. The Class R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R1 Certificates.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or
(ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: July 30, 2002                           JPMORGAN CHASE BANK,
                                               as Trustee


                                               BY:
                                                  ----------------------
                                                   AUTHORIZED OFFICER


                        CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                                JPMORGAN CHASE BANK,
                                                  As Certificate Registrar


                                                BY:
                                                   ----------------------
                                                    AUTHORIZED SIGNATORY



                                ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--- as tenants in common       UNIF GIFT MIN ACT-- ___ Custodian ___________
TEN ENT-- as tenants by the                                   (Cus)       (Minor)
          entireties
JT TEN-- as joint tenants with        Under Uniform Gifts to Minors Act____________
         rights of survivorship                                          (State)
         and not as Tenants
         in Common







                  Additional abbreviations may also be used
                        though not in the above list.




                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

______________________________________________________________________________

PLEASE INSERT SOCIAL CERTIFICATE OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE _____________________________________________________________________

______________________________________________________________________________
          (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and, appoint

_____________ (Attorney) to transfer the said Certificate in the Certificate

Register of the within-named Trust, with full power of substitution in the premises.


Dated:_________________                  ___________________________________
                                         NOTICE: The signature to this
                                         assignment must correspond with
                                         the name as written upon the face
                                         of this certificate in every
                                         particular without alteration or
                                         enlargement or any change whatever.

---------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange or
another national certificates
exchange.  Notarized or
witnessed signatures are not
acceptable.


                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by check mailed to ___________________.

Applicable reports and statements should be mailed  to _______________________.

This information is provided by ___________________________________________,

the assignee named above, or ________________________________________________,

as its agent.

                                  EXHIBIT R2

                         FORM OF CLASS R2 CERTIFICATE


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.


                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS R2 CERTIFICATE


INITIAL CERTIFICATE RATE PER               AGGREGATE INITIAL CERTIFICATE
ANNUM:  _____% (1)                         PRINCIPAL BALANCE OF THE CLASS R2
                                           CERTIFICATES:  $100

PERCENTAGE INTEREST:  _____%

DENOMINATION:  $___

DATE OF THE TRUST                          APPROXIMATE AGGREGATE SCHEDULED
AGREEMENT:                                 PRINCIPAL BALANCE AS OF THE CUT-
JULY 1, 2002                               OFF DATE OF THE MORTGAGE LOANS
                                           HELD BY THE TRUST:  $455,735,933

CLOSING DATE:                              SERVICERS:
JULY 30, 2002                              BANK OF AMERICA, N.A.
                                           BANK ONE, N.A.

FIRST DISTRIBUTION DATE:                   TRUSTEE:  JPMORGAN CHASE BANK
AUGUST 26, 2002
                                           CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                                     CUSIP NO.   _________


_________________

(1) The Certificate Rate will equal the Weighted Average Net Rate which for the initial Distribution Date will equal approximately _____%.


                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-7
                             CLASS R2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ___________________.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R2 Certificates (the "Class R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of one pool of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2002 between GSMC and Bank of America N.A. (the "March Sale and Servicing Agreement"), (b) a Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002 between GSMC and Bank of America N.A. (the "June Sale and Servicing Agreement"), and (c) a Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 between GSMC and Bank One N.A. (the "December Sale and Servicing Agreement" and together with the March Sale and Servicing Agreement and the June Sale and Servicing Agreement, the "Sale and Servicing Agreements") to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in August 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-7 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R2 Certificates. The Class R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate _____% of the balance of the Class R2 Certificates.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R2 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Bank of America, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut- off Date. If Bank of America determines not to exercise its right to affect such a redemption, then the Depositor may exercise such right. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW
YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: July 30, 2002                        JPMORGAN CHASE BANK,
                                                     as Trustee



                                            BY: _____________________________
                                                     AUTHORIZED OFFICER


                         CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                     As Certificate Registrar


                                            BY: ____________________________
                                                     AUTHORIZED SIGNATORY

                                ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          ---------------------
TEN ENT -as tenants by the                                    (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act _________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                  Additional abbreviations may also be used
                        though not in the above list.

                               FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

____________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ___________________________________________________________________

____________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the

Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            this Certificate in every particular
                                            without alteration or enlargement
                                            or any change whatever.

__________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                          DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to _________________________, for the account of

_____________________, account number _________________, or if mailed by check to ______________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or _______________,

as its agent.